UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  May 31

Date of reporting period:  May 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
May 31, 2022
Multi-Manager Value Strategies Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Value Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Value Strategies Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with growth of capital and income.
Portfolio management
Columbia Management Investment Advisers, LLC
Scott Davis*
Michael Barclay, CFA
Tara Gately, CFA
* Mr. Davis has announced that he plans to retire from the Investment Manager effective June 30, 2023.
Diamond Hill Capital Management, Inc.
Charles Bath, CFA
Austin Hawley, CFA
Dimensional Fund Advisors LP
Jed Fogdall
Joel Schneider
John Hertzer, CFA
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2022)
	Inception	1 Year	5 Years	10 Years
Institutional Class*	01/03/17	1.22	10.75	12.08
Institutional 3 Class*	12/18/19	1.35	10.80	12.10
Russell 1000 Value Index		0.93	9.50	12.06
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	Returns shown for periods prior to the inception date of the Fund’s Institutional Class and Institutional Class 3 shares through January 2, 2017 include the returns of the Fund’s Class A shares and the returns shown for the Fund’s Class Institutional 3 shares also include the returns of the Fund’s Institutional Class shares from January 3, 2017 through December 17, 2019. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to October 1, 2016 reflects returns achieved pursuant to a different investment objective, principal investment strategies and/or management teams. If the Fund’s current investment objective, strategies and/or management teams had been in place for the prior periods, results shown may have been different.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Value Strategies Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2012 — May 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Value Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2022)
Common Stocks	99.1
Money Market Funds	0.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2022)
Communication Services	7.7
Consumer Discretionary	8.6
Consumer Staples	6.2
Energy	9.3
Financials	19.9
Health Care	15.1
Industrials	12.2
Information Technology	11.3
Materials	5.7
Real Estate	1.9
Utilities	2.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Value Strategies Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
Columbia Management Investment Advisers, LLC (CMIA) serves as the investment manager for the Fund and attempts to achieve the Fund’s objective by managing a portion of the Fund’s assets and selecting one or more subadvisers to manage other sleeves independently of each other and CMIA. A portion of the Fund’s assets is subadvised by Dimensional Fund Advisors LP (DFA) and Diamond Hill Capital Management (Diamond Hill). As of May 31, 2022, CMIA, DFA and Diamond Hill managed approximately 28.4%, 39.0% and 32.6% of the portfolio, respectively.
For the 12-month period that ended May 31, 2022, Institutional Class shares of Multi-Manager Value Strategies Fund returned 1.22%. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 0.93% for the same time period.
Market overview
U.S. equities reversed course during the last half of the 12-month period ending May 31, 2022, falling from record highs and ending three consecutive years of robust gains.  Energy stocks were the exception, significantly outperforming the overall equity market as measured by the S&P 500 Index. During the first quarter of 2022, for example, the overall sector outperformed the broad market by the largest quarterly margin on record.
Lingering Omicron-related worries were a continual headwind during the last half of the period, as were fears around inflation, durability of growth and the end of more than a decade of zero interest rate policy.  Volatility and risk-off sentiment spiked as investor anxiety expanded to include ramifications of the Russia-Ukraine conflict that erupted several months before period-end. Commodity prices surged, particularly for oil and wheat, as the conflict escalated into war and further complicated global supply chains.  Oil prices, which already were elevated on supply-demand imbalances, shot through a decade-high of more than $120 per barrel before retreating somewhat.
Despite a series of strong earnings reports, equities continued a choppy decline until the Federal Reserve (Fed) raised interest rates by 25 basis points in a widely anticipated move at its March meeting. (A basis point is 1/100 of a percent.) Although the announcement and accompanying projections of six additional hikes were hawkish as expected, Fed Chairman Jerome Powell seemingly calmed investors with a more neutral tone and his assessment that the U.S. economy is strong and well-positioned to handle tighter monetary policy.
Any positive sentiment faded at the end of the period, however, as investors increasingly focused on persistent inflation and slowing economic growth, which were exacerbated by yet more supply-chain snarls resulting from China’s zero-COVID lockdown policies.
Six of the eleven sectors in the benchmark ended the period in negative territory. The energy sector, delivered the benchmark’s strongest performance, with a return in excess of 75%. The utilities sector also delivered double-digit positive results. The bottom-performing sectors for the period were the communication services, consumer discretionary and industrials sectors.
CMIA
Our portion of the Fund’s portfolio measures its relative performance against the Russell 1000 Index instead of the Fund’s benchmark, the Russell 1000 Value Index. During the 12-month period that ended May 31, 2022, our portion of the Fund’s portfolio outperformed the Russell 1000 Index.
Notable contributors in the CMIA portion of the Fund during the period
•	Outperformance in our portion of the Fund was driven by allocation decisions and broad-based stock selection.
•	The health care sector was the strongest area of performance, primarily the result of stock selection with a modest contribution from an overweight allocation as compared to the benchmark.
•	Stock selection within the industrials and information technology sectors was additive.
•	Underweight allocations to the communication services and consumer discretionary sectors also benefited performance.
•	Top individual contributors included Chevron Corp., EOG Resources, Inc., Eli Lilly & Co. and Broadcom, Inc.
Multi-Manager Value Strategies Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	Within the energy sector, oil and gas companies Chevron and EOG Resources both benefited from the surge in energy prices during the period.
○	Within health care, an overweight to pharmaceutical company Eli Lilly benefited performance as the company’s stock price climbed throughout the year. Reporting strong earnings that surpassed expectations, the company received breakthrough therapy approval from the FDA for its new Alzheimer’s treatment and also recently received approval for its drug to treat diabetes and obesity.
○	Within information technology, semiconductor and infrastructure software provider Broadcom was among the top contributors in our portion of the Fund for the period. Broadcom holds a dominant position in the data center and networking end markets along with what has been a very profitable software business. The company seeks to sell into high-growth markets and has had a strong margin structure, which has produced above average growth and consistent profitability.
○	A lack of exposure to Amazon.com and Facebook parent Meta proved beneficial.
Notable detractors in the CMIA portion of the Fund during the period
•	Stock selection within the financial sector detracted from relative performance.
•	An overweight allocation to the poor-performing industrials sector also weighed on relative results.
•	Top individual detractors included Target Corp., Allstate Corp., Comcast Corp., JPMorgan Chase & Co. and Lam Research Corp.
○	Within the consumer discretionary sector, multiline retailer Target struggled with inventory issues as customers curtailed discretionary spending in the face of rising inflation.
○	An overweight during the period to insurer Allstate weighed on performance. Allstate had seen results for its auto insurance business pressured by an increase in miles driven and associated accident claims as the economy reopened, along with higher used vehicle prices and repair costs caused by supply chain issues. These factors have led to a period of margin compression that we believed would likely persist throughout 2022. We exited Allstate in the fourth quarter of 2021.
○	A position in broadband provider Comcast also constrained performance during the period. The company’s share price declined as its cable subscriber customer base shrank and its balance sheet remained leveraged. We believe the company is benefiting, however, from strength in its internet subscriber base and momentum in its wireless business.
○	Within financials, a position in JPMorgan Chase detracted. As longer term interest rates stabilized or drifted lower, investors sold off bank stocks on the outlook for weaker profits from lending.
○	Within information technology, an overweight to LAM Research weighed on relative results during the period. LAM is one of a handful of companies that makes equipment necessary to the increasingly complex process of manufacturing semiconductors. LAM’s stock price has benefited in recent years from strong equipment orders from the biggest chip producers. After a positive run in the stock, it appears LAM sold off on profit taking as investors wait for more guidance about 2022 equipment orders.
○	Not owning tech giant Apple also detracted from results relative to the benchmark.
DFA
Our portion of the Fund outperformed the Fund’s benchmark, the Russell 1000 Value Index for the 12-month period that ended May 31, 2022. Sector allocations and security selection within our portion of the Fund are primarily a result of how the strategy is constructed along the dimensions of size, style, and profitability.
Notable contributors in the DFA portion of the Fund during the period
•	The primary driver of outperformance in our portion of the Fund was the greater emphasis on mid cap, value, and higher profitability stocks.
6	Multi-Manager Value Strategies Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	The three strongest-contributing market sectors to the strategy on a relative basis were the energy, materials and industrials sectors, in which we were overweight all three.
○	Returns for our portion of the Fund were positive in the energy and materials sectors and outperformed the benchmark’s returns for both due to both portfolio allocation and security selection.
○	Our sector return was negative on an absolute basis for the industrials sector but outperformed the sector return for the benchmark due to security selection.
•	The strongest-contributing stocks to the strategy on a relative basis were Occidental Petroleum Corp., Pfizer, Inc. and ConocoPhillips.
○	Our portion of the Fund was overweight, relative to the benchmark, in each of these three strong performing stocks, which contributed positively to relative performance.
Notable detractors in the DFA portion of the Fund during the period
•	Market sectors that detracted most on a relative basis during the period were the utilities, consumer discretionary and communication services sectors.
○	Within the utilities sector, an underweighted allocation in our portion of the Fund detracted from performance versus the benchmark. Our strategy generally excludes highly regulated utilities from purchase because while they tend to have low relative prices, their expected returns tend to be lower than those of value stocks. Relative underperformance was due to portfolio allocation.
○	Our portion of the Fund was overweight to the consumer discretionary sector and underperformed relative to the benchmark. Relative underperformance was due to portfolio allocation.
○	Our portion of the Fund was overweight relative to the communication services sector the benchmark. Though our portion of the Fund outperformed the benchmark in the sector, the overweighted allocation led to relative underperformance, as the communication services sector underperformed generally.
•	Individual stocks that detracted from results in our portion of the Fund included Comcast, Intel and UnitedHealth Group.
○	Our portion of the Fund was overweight, as compared to the benchmark, in the stock of Comcast and Intel, both of which posted negative returns for the period. Our overweighted position in each drove relative underperformance during the period.
○	Having an underweighted allocation to UnitedHealth Group during the period detracted from relative results as the stock outperformed the overall benchmark by a wide margin.
Diamond Hill
Our portion of the Fund underperformed the Fund’s benchmark, the Russell 1000 Value Index for the 12-month period that ended May 31, 2022.
Notable detractors in the Diamond Hill portion of the Fund during the period
•	Underperformance in our portion of the Fund was primarily driven by an overweight position and security selection within the consumer discretionary sector, as well as an underweight position in the energy sector.
•	Security selection and an overweight position in the communication services sector and an underweight position in the utilities sector also detracted from relative return.
•	Top individual detractors in our portion of the Fund included Walt Disney, Meta Platforms, Inc. and General Motors Co.
○	Shares of Walt Disney underperformed during the fourth quarter of 2021 and the first half of 2022 as subscriber growth in the company’s streaming service Disney+ is not expected to reaccelerate meaningfully until the summer, which adds to concerns over the service’s ability to achieve fiscal year 2024 targets. Increased investments and inflation have also cast a cloud over underlying improvements in Disney’s parks business.
Multi-Manager Value Strategies Fund | Annual Report 2022	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	Meta Platforms’ share price declined significantly as the company reported a slight miss in earnings and provided guidance for a weak first quarter of 2022. Competition from TikTok has been impacting user engagement in its apps.
○	General Motors underperformed as it continues to face headwinds related to supply chain disruptions and raw material cost inflation. In addition, uncertainty surrounding global energy markets due to inflation and the conflict in Ukraine has created a greater economic burden on consumers, which tends to slow automotive sales.
Notable contributors in the Diamond Hill portion of the Fund during the period
•	Security selection in the financials, industrials, real estate and consumer staples sectors made the largest contribution to relative return in our portion of the Fund during the period.
•	Top individual contributors to performance included Chevron Corp., Pfizer, Inc. and ConocoPhillips.
○	Chevron benefited from increasing oil prices as demand bounced back from pandemic lows and the Russia/Ukraine war impacted supply. Its share price rose to a level that exceeded our estimate of intrinsic value and we exited our position during the first quarter of 2022.
○	Global pharmaceutical company Pfizer benefited due to investor excitement about the company’s new COVID-19 treatment. Pfizer also enjoys a distant patent cliff, an industry-leading product offering, a robust pipeline and the cash flow to invest in new pipeline assets.
○	During the first quarter of 2022, we redeployed capital from the sale of Chevron Corp. into ConocoPhillips, which has benefited from rising oil prices as economies have reopened. We believe the company is well positioned over the long run due to its low-risk asset base.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Multi-Manager Value Strategies Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2021 — May 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,009.50	1,021.49	3.46	3.48	0.69
Institutional 3 Class	1,000.00	1,000.00	1,009.90	1,021.74	3.21	3.23	0.64
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Value Strategies Fund | Annual Report 2022	9

Portfolio of Investments
May 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.9%
Issuer	Shares	Value ($)
Communication Services 7.6%
Diversified Telecommunication Services 2.1%
AT&T, Inc.	1,342,853	28,589,340
Lumen Technologies, Inc.	379,310	4,642,754
Verizon Communications, Inc.	1,253,833	64,309,095
Total		97,541,189
Entertainment 1.8%
Activision Blizzard, Inc.	72,433	5,641,082
Electronic Arts, Inc.	934	129,499
Liberty Media Group LLC, Class A(a)	2,700	153,954
Liberty Media Group LLC, Class C(a)	21,151	1,317,496
Madison Square Garden Entertainment Corp.(a)	476	32,268
Take-Two Interactive Software, Inc.(a)	116,788	14,543,682
Walt Disney Co. (The)(a)	476,360	52,609,199
Warner Bros Discovery, Inc.(a)	499,489	9,215,572
Total		83,642,752
Interactive Media & Services 1.1%
Alphabet, Inc., Class A(a)	13,802	31,402,863
Meta Platforms, Inc., Class A(a)	99,611	19,288,674
Total		50,691,537
Media 2.3%
Charter Communications, Inc., Class A(a)	46	23,319
Comcast Corp., Class A	1,787,034	79,129,865
DISH Network Corp., Class A(a)	70,159	1,601,730
Fox Corp., Class A	106,635	3,786,609
Fox Corp., Class B	84,190	2,753,855
Interpublic Group of Companies, Inc. (The)	128,172	4,130,984
Liberty Broadband Corp., Class A(a)	2,117	258,295
Liberty Broadband Corp., Class C(a)	18,699	2,340,554
Liberty SiriusXM Group, Class A(a)	13,066	539,756
Liberty SiriusXM Group, Class C(a)	29,602	1,216,642
News Corp., Class A	41,973	730,330
News Corp., Class B	22,496	395,480
Omnicom Group, Inc.	3,658	272,923
Paramount Global, Class A	5,695	209,918
Paramount Global, Class B	201,837	6,929,064
Total		104,319,324
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.3%
T-Mobile USA, Inc.(a)	99,176	13,219,169
Total Communication Services		349,413,971
Consumer Discretionary 8.5%
Auto Components 0.6%
Aptiv PLC(a)	20,808	2,210,642
Autoliv, Inc.	16,890	1,352,551
BorgWarner, Inc.	498,305	20,091,658
Gentex Corp.	55,285	1,718,258
Lear Corp.	18,300	2,579,568
Total		27,952,677
Automobiles 1.1%
Ford Motor Co.	542,859	7,426,311
General Motors Co.(a)	1,149,105	44,447,381
Total		51,873,692
Distributors 0.1%
LKQ Corp.	105,221	5,407,307
Hotels, Restaurants & Leisure 1.1%
Aramark	45,023	1,551,943
Booking Holdings, Inc.(a)	10,130	22,727,263
Caesars Entertainment, Inc.(a)	5,016	251,653
Carnival Corp.(a)	130,288	1,808,397
Hyatt Hotels Corp., Class A(a)	5,864	518,319
McDonald’s Corp.	66,243	16,707,147
MGM Resorts International	82,729	2,893,033
Norwegian Cruise Line Holdings Ltd.(a)	6,188	99,070
Royal Caribbean Cruises Ltd.(a)	31,724	1,842,212
Total		48,399,037
Household Durables 1.6%
D.R. Horton, Inc.	126,147	9,479,947
Garmin Ltd.	37,976	4,011,025
Lennar Corp., Class A	89,215	7,159,504
Lennar Corp., Class B	6,679	448,628
Mohawk Industries, Inc.(a)	20,238	2,862,868
Newell Brands, Inc.	128,292	2,750,581
NVR, Inc.(a)	8,350	37,162,677
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager Value Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
PulteGroup, Inc.	82,663	3,741,327
Toll Brothers, Inc.	1,937	97,760
Whirlpool Corp.	20,193	3,720,358
Total		71,434,675
Internet & Direct Marketing Retail 0.9%
Amazon.com, Inc.(a)	11,536	27,734,736
eBay, Inc.	317,994	15,476,768
Total		43,211,504
Multiline Retail 0.6%
Dollar Tree, Inc.(a)	44,357	7,111,758
Target Corp.	132,759	21,491,027
Total		28,602,785
Specialty Retail 1.6%
Advance Auto Parts, Inc.	16,588	3,149,398
CarMax, Inc.(a)	53,415	5,302,507
Dick’s Sporting Goods, Inc.	1,132	91,952
Home Depot, Inc. (The)	209,345	63,379,199
Lithia Motors, Inc., Class A	6,032	1,836,563
Total		73,759,619
Textiles, Apparel & Luxury Goods 0.9%
Capri Holdings Ltd.(a)	1,813	88,366
Hanesbrands, Inc.	1,091,133	12,951,749
Ralph Lauren Corp.	6,915	699,037
Tapestry, Inc.	20,291	700,039
VF Corp.	532,026	26,846,032
Total		41,285,223
Total Consumer Discretionary		391,926,519
Consumer Staples 6.2%
Beverages 1.9%
Coca-Cola Co. (The)	300,064	19,018,057
Constellation Brands, Inc., Class A	17,053	4,186,000
Keurig Dr. Pepper, Inc.	46,824	1,626,666
Molson Coors Beverage Co., Class B	30,867	1,723,613
PepsiCo, Inc.	370,951	62,227,030
Total		88,781,366
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 1.3%
Kroger Co. (The)	243,827	12,915,516
U.S. Foods Holding Corp.(a)	40,272	1,333,809
Walgreens Boots Alliance, Inc.	177,899	7,797,313
Walmart, Inc.	278,935	35,879,409
Total		57,926,047
Food Products 2.1%
Archer-Daniels-Midland Co.	72,502	6,584,631
Bunge Ltd.	49,798	5,892,099
Campbell Soup Co.	2,535	121,452
ConAgra Foods, Inc.	106,671	3,508,409
Darling Ingredients, Inc.(a)	25,037	2,004,712
General Mills, Inc.	125,849	8,790,553
Hershey Co. (The)	35,642	7,545,768
Hormel Foods Corp.	15,575	758,035
Ingredion, Inc.	349	33,047
JM Smucker Co. (The)	29,856	3,743,047
Kraft Heinz Co. (The)	55,028	2,081,709
McCormick & Co., Inc.	2,137	198,143
Mondelez International, Inc., Class A	689,809	43,844,260
Pilgrim’s Pride Corp.(a)	284	9,463
Post Holdings, Inc.(a)	6,582	541,238
Tyson Foods, Inc., Class A	93,436	8,372,800
Total		94,029,366
Household Products 0.6%
Procter & Gamble Co. (The)	183,250	27,099,010
Personal Products 0.0%
BellRing Brands, Inc.(a)	8,344	218,196
Tobacco 0.3%
Philip Morris International, Inc.	136,500	14,503,125
Total Consumer Staples		282,557,110
Energy 9.2%
Energy Equipment & Services 0.5%
Baker Hughes Co.	124,926	4,494,837
Halliburton Co.	97,284	3,940,002
Schlumberger NV	291,008	13,374,728
TechnipFMC PLC(a)	48,738	401,601
Total		22,211,168

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
May 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 8.7%
Chevron Corp.	445,675	77,841,595
ConocoPhillips Co.	913,464	102,636,815
Continental Resources, Inc.	73,254	4,986,400
Coterra Energy, Inc.	46,649	1,601,460
Devon Energy Corp.	45,922	3,439,558
Diamondback Energy, Inc.	36,642	5,570,317
EOG Resources, Inc.	271,369	37,166,698
Exxon Mobil Corp.	861,717	82,724,832
Hess Corp.	65,615	8,075,238
Kinder Morgan, Inc.	263,807	5,194,360
Marathon Oil Corp.	69,648	2,189,037
Marathon Petroleum Corp.	81,850	8,331,512
Occidental Petroleum Corp.	152,485	10,568,735
ONEOK, Inc.	62,701	4,128,861
Ovintiv, Inc.	33,901	1,898,117
Phillips 66	43,453	4,380,497
Pioneer Natural Resources Co.	29,170	8,107,510
Targa Resources Corp.	33,811	2,435,068
Valero Energy Corp.	141,557	18,345,787
Williams Companies, Inc. (The)	218,287	8,089,716
Total		397,712,113
Total Energy		419,923,281
Financials 19.7%
Banks 8.8%
Bank of America Corp.	2,714,517	100,980,033
Citigroup, Inc.	242,343	12,943,540
Citizens Financial Group, Inc.	55,445	2,294,314
Comerica, Inc.	31,473	2,618,868
East West Bancorp, Inc.	6,247	459,404
Fifth Third Bancorp	149,775	5,905,628
First Citizens BancShares Inc., Class A	78	54,631
First Horizon Corp.	7,895	180,243
Huntington Bancshares, Inc.	199,765	2,772,738
JPMorgan Chase & Co.	755,191	99,858,906
KeyCorp	239,120	4,772,835
M&T Bank Corp.	11,504	2,070,375
PNC Financial Services Group, Inc. (The)	126,900	22,259,529
Prosperity Bancshares, Inc.	622	45,095
Common Stocks (continued)
Issuer	Shares	Value ($)
Regions Financial Corp.	247,087	5,458,152
SVB Financial Group(a)	51,056	24,944,430
Truist Financial Corp.	963,778	47,938,318
U.S. Bancorp	412,315	21,881,557
Wells Fargo & Co.	999,804	45,761,029
Zions Bancorp	31,400	1,791,056
Total		404,990,681
Capital Markets 3.7%
Bank of New York Mellon Corp. (The)	163,162	7,604,981
BlackRock, Inc.	19,815	13,257,820
CME Group, Inc.	70,206	13,959,059
Franklin Resources, Inc.	95,259	2,579,614
Goldman Sachs Group, Inc. (The)	58,540	19,133,799
Invesco Ltd.	14,455	279,560
Jefferies Financial Group, Inc.	13,256	437,713
KKR & Co., Inc., Class A	725,071	39,741,141
Morgan Stanley	312,250	26,897,215
Nasdaq, Inc.	183,143	28,434,782
Northern Trust Corp.	121,585	13,587,124
State Street Corp.	45,950	3,330,915
Total		169,243,723
Consumer Finance 0.4%
Ally Financial, Inc.	104,256	4,591,434
Capital One Financial Corp.	66,833	8,545,268
Synchrony Financial	125,547	4,650,261
Total		17,786,963
Diversified Financial Services 1.6%
Apollo Global Management, Inc.	38,014	2,191,127
Berkshire Hathaway, Inc., Class B(a)	219,455	69,343,391
Equitable Holdings, Inc.	57,805	1,757,850
Total		73,292,368
Insurance 5.2%
Aflac, Inc.	107,427	6,506,854
Alleghany Corp.(a)	1,324	1,103,925
Allstate Corp. (The)	53,413	7,301,023
American Financial Group, Inc.	12,194	1,723,012
American International Group, Inc.	1,209,858	70,994,467
Arch Capital Group Ltd.(a)	51,657	2,451,641

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Value Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Assurant, Inc.	6,544	1,156,259
Axis Capital Holdings Ltd.	98	5,740
Chubb Ltd.	125,554	26,528,305
CNA Financial Corp.	3,492	160,073
Everest Re Group Ltd.	4,525	1,278,313
Fidelity National Financial, Inc.	76,310	3,227,913
Globe Life, Inc.	24,580	2,398,271
Hartford Financial Services Group, Inc. (The)	410,997	29,801,392
Lincoln National Corp.	23,545	1,363,962
Loews Corp.	38,397	2,514,620
Markel Corp.(a)	666	912,040
Marsh & McLennan Companies, Inc.	345,477	55,259,046
MetLife, Inc.	55,862	3,764,540
Old Republic International Corp.	28,849	690,068
Principal Financial Group, Inc.	54,334	3,962,579
Prudential Financial, Inc.	38,409	4,080,956
Travelers Companies, Inc. (The)	68,367	12,240,428
WR Berkley Corp.	2,807	199,662
Total		239,625,089
Total Financials		904,938,824
Health Care 14.9%
Biotechnology 1.6%
AbbVie, Inc.	315,333	46,470,624
Biogen, Inc.(a)	34,457	6,891,400
Gilead Sciences, Inc.	157,729	10,228,726
Regeneron Pharmaceuticals, Inc.(a)	9,036	6,006,591
United Therapeutics Corp.(a)	824	189,800
Vertex Pharmaceuticals, Inc.(a)	11,059	2,971,000
Total		72,758,141
Health Care Equipment & Supplies 3.9%
Abbott Laboratories	561,126	65,909,860
Baxter International, Inc.	53,175	4,043,959
Becton Dickinson and Co.	173,258	44,319,396
Boston Scientific Corp.(a)	3,150	129,182
Cooper Companies, Inc. (The)	1,711	600,116
Dentsply Sirona, Inc.	19,280	762,717
Embecta Corp.(a)	5,724	141,841
Hologic, Inc.(a)	7,463	561,740
Medtronic PLC	559,521	56,036,028
Common Stocks (continued)
Issuer	Shares	Value ($)
STERIS PLC	12,626	2,881,253
Teleflex, Inc.	2,321	667,845
Zimmer Biomet Holdings, Inc.	31,778	3,820,033
Zimvie, Inc.(a)	3,177	69,163
Total		179,943,133
Health Care Providers & Services 3.8%
Anthem, Inc.	68,467	34,891,468
Centene Corp.(a)	55,484	4,518,617
Cigna Corp.	54,266	14,559,025
CVS Health Corp.	217,740	21,066,345
DaVita, Inc.(a)	7,494	730,590
Henry Schein, Inc.(a)	38,024	3,256,375
Humana, Inc.	83,302	37,838,268
Laboratory Corp. of America Holdings	34,080	8,408,218
McKesson Corp.	5,309	1,745,015
Quest Diagnostics, Inc.	44,222	6,236,186
UnitedHealth Group, Inc.	74,972	37,244,590
Universal Health Services, Inc., Class B	26,871	3,348,395
Total		173,843,092
Health Care Technology 0.0%
Cerner Corp.	23,277	2,207,823
Change Healthcare, Inc.(a)	12,961	312,231
Total		2,520,054
Life Sciences Tools & Services 0.8%
Bio-Rad Laboratories, Inc., Class A(a)	2,854	1,534,853
Danaher Corp.	56,699	14,958,330
PerkinElmer, Inc.	16,674	2,495,598
Thermo Fisher Scientific, Inc.	29,539	16,765,450
Total		35,754,231
Pharmaceuticals 4.8%
Bristol-Myers Squibb Co.	424,343	32,016,679
Catalent, Inc.(a)	1,318	135,833
Elanco Animal Health, Inc.(a)	54,384	1,288,901
Eli Lilly & Co.	75,466	23,654,063
Jazz Pharmaceuticals PLC(a)	13,557	2,029,212
Johnson & Johnson	239,202	42,943,935
Merck & Co., Inc.	295,034	27,151,979
Perrigo Co. PLC	1,120	44,643

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
May 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Pfizer, Inc.	1,643,146	87,152,464
Viatris, Inc.	203,802	2,500,651
Total		218,918,360
Total Health Care		683,737,011
Industrials 12.0%
Aerospace & Defense 2.0%
General Dynamics Corp.	31,557	7,097,485
Howmet Aerospace, Inc.	91,958	3,289,338
Huntington Ingalls Industries, Inc.	23	4,841
L3Harris Technologies, Inc.	102,460	24,682,614
Lockheed Martin Corp.	32,184	14,164,500
Northrop Grumman Corp.	55,495	25,969,995
Raytheon Technologies Corp.	117,928	11,217,311
Textron, Inc.	63,628	4,154,272
Total		90,580,356
Air Freight & Logistics 0.6%
FedEx Corp.	44,772	10,054,896
GXO Logistics, Inc.(a)	31,112	1,688,448
United Parcel Service, Inc., Class B	99,779	18,184,723
Total		29,928,067
Airlines 0.1%
JetBlue Airways Corp.(a)	3,151	33,842
Southwest Airlines Co.(a)	79,425	3,642,430
United Airlines Holdings, Inc.(a)	43,849	2,088,528
Total		5,764,800
Building Products 1.2%
Builders FirstSource, Inc.(a)	47,462	3,089,302
Carlisle Companies, Inc.	12,762	3,247,036
Carrier Global Corp.	586,736	23,064,592
Fortune Brands Home & Security, Inc.	29,167	2,022,731
Johnson Controls International PLC	104,802	5,712,757
Owens Corning	26,387	2,522,069
Trane Technologies PLC	102,708	14,179,867
Total		53,838,354
Commercial Services & Supplies 1.0%
Republic Services, Inc.	97,052	12,989,440
Waste Management, Inc.	220,620	34,970,476
Total		47,959,916
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 0.2%
AECOM	36,137	2,524,169
Arcosa, Inc.	165	8,724
Quanta Services, Inc.	46,726	5,560,394
Total		8,093,287
Electrical Equipment 0.5%
Acuity Brands, Inc.	34	5,951
AMETEK, Inc.	11,624	1,411,967
Eaton Corp. PLC	136,656	18,940,522
Emerson Electric Co.	7,594	673,284
Hubbell, Inc.	1,885	357,886
Sensata Technologies Holding	40,917	1,965,243
Total		23,354,853
Industrial Conglomerates 1.0%
General Electric Co.	60,027	4,699,514
Honeywell International, Inc.	204,755	39,644,663
Total		44,344,177
Machinery 3.6%
AGCO Corp.	21,789	2,791,825
Caterpillar, Inc.	139,994	30,217,705
Cummins, Inc.	80,744	16,885,185
Deere & Co.	92,149	32,969,069
Dover Corp.	13,860	1,855,993
Fortive Corp.	44,622	2,756,301
Ingersoll Rand, Inc.	48,131	2,269,377
Middleby Corp. (The)(a)	3,903	591,148
Oshkosh Corp.	6,884	639,592
Otis Worldwide Corp.	54,838	4,079,947
PACCAR, Inc.	95,587	8,300,775
Parker-Hannifin Corp.	169,860	46,230,796
Pentair PLC	48,154	2,415,886
Snap-On, Inc.	18,739	4,157,809
Stanley Black & Decker, Inc.	53,017	6,292,588
Westinghouse Air Brake Technologies Corp.	23,456	2,215,654
Total		164,669,650

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Value Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 0.2%
Jacobs Engineering Group, Inc.	18,570	2,601,471
Leidos Holdings, Inc.	49,204	5,141,818
ManpowerGroup, Inc.	4,640	415,790
Nielsen Holdings PLC	22,490	574,845
Total		8,733,924
Road & Rail 1.5%
AMERCO	5,483	2,686,560
CSX Corp.	109,516	3,481,514
Norfolk Southern Corp.	40,737	9,763,029
Union Pacific Corp.	238,688	52,458,849
XPO Logistics, Inc.(a)	9,279	495,870
Total		68,885,822
Trading Companies & Distributors 0.1%
United Rentals, Inc.(a)	18,295	5,455,203
Total Industrials		551,608,409
Information Technology 11.2%
Communications Equipment 0.5%
Ciena Corp.(a)	4,225	214,714
Cisco Systems, Inc.	525,995	23,696,075
Juniper Networks, Inc.	44,440	1,363,419
Total		25,274,208
Electronic Equipment, Instruments & Components 0.5%
Arrow Electronics, Inc.(a)	16,208	1,955,495
Avnet, Inc.	268	12,985
Corning, Inc.	270,893	9,703,387
Flex Ltd.(a)	81,764	1,395,712
IPG Photonics Corp.(a)	223	23,524
Jabil, Inc.	8,029	493,944
TD SYNNEX Corp.	5,786	600,876
TE Connectivity Ltd.	71,219	9,215,026
Teledyne Technologies, Inc.(a)	1,270	514,541
Total		23,915,490
IT Services 3.4%
Accenture PLC, Class A	57,869	17,271,582
Akamai Technologies, Inc.(a)	13,481	1,362,120
Amdocs Ltd.	39,912	3,467,954
Automatic Data Processing, Inc.	68,910	15,362,795
Common Stocks (continued)
Issuer	Shares	Value ($)
Cognizant Technology Solutions Corp., Class A	388,911	29,051,652
Concentrix Corp.	6,392	990,057
DXC Technology Co.(a)	25,450	896,349
Fidelity National Information Services, Inc.	186,966	19,537,947
Fiserv, Inc.(a)	51,275	5,136,729
Global Payments, Inc.	16,298	2,135,690
International Business Machines Corp.	78,229	10,861,314
Kyndryl Holdings, Inc.(a)	3,420	42,203
SS&C Technologies Holdings, Inc.	426,085	27,265,179
Twilio, Inc., Class A(a)	1,217	127,992
Visa, Inc., Class A	109,199	23,168,752
Total		156,678,315
Semiconductors & Semiconductor Equipment 5.0%
Analog Devices, Inc.	150,792	25,393,373
Broadcom, Inc.	59,268	34,383,145
Intel Corp.	792,079	35,184,149
KLA Corp.	51,619	18,833,192
Lam Research Corp.	35,636	18,531,789
Marvell Technology, Inc.	62,725	3,710,184
Micron Technology, Inc.	208,863	15,422,444
ON Semiconductor Corp.(a)	81,076	4,919,692
Qorvo, Inc.(a)	35,816	4,002,438
QUALCOMM, Inc.	45,039	6,450,485
Skyworks Solutions, Inc.	31,570	3,437,026
Texas Instruments, Inc.	325,918	57,609,266
Total		227,877,183
Software 1.5%
Black Knight, Inc.(a)	2,911	197,686
Dolby Laboratories, Inc., Class A	659	51,151
Microsoft Corp.	231,615	62,969,170
Roper Technologies, Inc.	568	251,306
Salesforce, Inc.(a)	25,666	4,112,720
Total		67,582,033

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
May 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 0.3%
Hewlett Packard Enterprise Co.	372,558	5,811,905
HP, Inc.	37,320	1,449,509
Western Digital Corp.(a)	100,588	6,104,686
Xerox Holdings Corp.	1,999	37,621
Total		13,403,721
Total Information Technology		514,730,950
Materials 5.6%
Chemicals 3.1%
Air Products & Chemicals, Inc.	22,983	5,657,495
Albemarle Corp.	24,004	6,251,122
Celanese Corp., Class A	4,679	732,357
CF Industries Holdings, Inc.	37,289	3,683,034
Corteva, Inc.	69,209	4,333,868
Dow, Inc.	155,046	10,540,027
DuPont de Nemours, Inc.	47,436	3,218,533
Eastman Chemical Co.	46,835	5,159,344
FMC Corp.	1,642	201,276
International Flavors & Fragrances, Inc.	24,739	3,269,754
Linde PLC	163,419	53,058,881
LyondellBasell Industries NV, Class A	104,868	11,981,169
Mosaic Co. (The)	76,885	4,816,845
Olin Corp.	4,107	270,199
PPG Industries, Inc.	37,468	4,739,327
Sherwin-Williams Co. (The)	70,977	19,024,675
Valvoline, Inc.	13,445	449,870
Westlake Corp.	19,870	2,625,026
Total		140,012,802
Construction Materials 0.3%
Martin Marietta Materials, Inc.	29,541	10,025,625
Vulcan Materials Co.	27,589	4,548,598
Total		14,574,223
Containers & Packaging 0.5%
Amcor PLC	67,703	886,909
Avery Dennison Corp.	42,495	7,332,937
International Paper Co.	119,659	5,797,479
Packaging Corp. of America	39,933	6,280,662
Common Stocks (continued)
Issuer	Shares	Value ($)
Sonoco Products Co.	212	12,396
WestRock Co.	41,589	2,016,651
Total		22,327,034
Metals & Mining 1.7%
Alcoa Corp.	31,915	1,969,794
Arconic Corp.(a)	1,340	37,694
Cleveland-Cliffs, Inc.(a)	67,129	1,556,050
Freeport-McMoRan, Inc.	1,129,144	44,126,947
Newmont Corp.	128,988	8,751,836
Nucor Corp.	100,960	13,373,161
Reliance Steel & Aluminum Co.	20,889	4,060,822
Royal Gold, Inc.	389	43,988
Steel Dynamics, Inc.	71,770	6,127,723
Total		80,048,015
Paper & Forest Products 0.0%
Sylvamo Corp.(a)	7,603	385,776
Total Materials		257,347,850
Real Estate 1.9%
Equity Real Estate Investment Trusts (REITS) 1.7%
AvalonBay Communities, Inc.	43,892	9,127,780
Crown Castle International Corp.	49,117	9,315,039
Digital Realty Trust, Inc.	77,753	10,853,541
Extra Space Storage, Inc.	48,657	8,670,678
SBA Communications Corp.	46,351	15,602,210
Weyerhaeuser Co.	560,437	22,148,470
Total		75,717,718
Real Estate Management & Development 0.2%
CBRE Group, Inc., Class A(a)	84,036	6,961,542
Howard Hughes Corporation(a)	259	21,790
Jones Lang LaSalle, Inc.(a)	13,410	2,646,061
Zillow Group, Inc., Class C(a)	10,447	416,836
Total		10,046,229
Total Real Estate		85,763,947

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Value Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.1%
Electric Utilities 1.0%
American Electric Power Co., Inc.	87,124	8,889,262
Entergy Corp.	65,740	7,909,837
Eversource Energy	79,771	7,364,459
NextEra Energy, Inc.	128,780	9,747,358
NRG Energy, Inc.	42,608	1,961,672
Xcel Energy, Inc.	117,222	8,831,505
Total		44,704,093
Independent Power and Renewable Electricity Producers 0.0%
Vistra Corp.	63,624	1,677,765
Multi-Utilities 1.1%
Ameren Corp.	88,708	8,444,114
CMS Energy Corp.	95,362	6,774,516
Dominion Energy, Inc.	241,095	20,305,021
Common Stocks (continued)
Issuer	Shares	Value ($)
DTE Energy Co.	40,770	5,410,587
WEC Energy Group, Inc.	89,341	9,387,059
Total		50,321,297
Total Utilities		96,703,155
Total Common Stocks (Cost $3,540,107,373)		4,538,651,027

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.852%(b),(c)	41,594,992	41,578,354
Total Money Market Funds (Cost $41,578,354)		41,578,354
Total Investments in Securities (Cost: $3,581,685,727)		4,580,229,381
Other Assets & Liabilities, Net		8,968,541
Net Assets		4,589,197,922

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.852%
	57,947,148	609,484,696	(625,853,490)	—	41,578,354	(31,689)	134,924	41,594,992
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
May 31, 2022
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	349,413,971	—	—	349,413,971
Consumer Discretionary	391,926,519	—	—	391,926,519
Consumer Staples	282,557,110	—	—	282,557,110
Energy	419,923,281	—	—	419,923,281
Financials	904,938,824	—	—	904,938,824
Health Care	683,737,011	—	—	683,737,011
Industrials	551,608,409	—	—	551,608,409
Information Technology	514,730,950	—	—	514,730,950
Materials	257,347,850	—	—	257,347,850
Real Estate	85,763,947	—	—	85,763,947
Utilities	96,703,155	—	—	96,703,155
Total Common Stocks	4,538,651,027	—	—	4,538,651,027
Money Market Funds	41,578,354	—	—	41,578,354
Total Investments in Securities	4,580,229,381	—	—	4,580,229,381
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Value Strategies Fund | Annual Report 2022

Statement of Assets and Liabilities
May 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,540,107,373)	$4,538,651,027
Affiliated issuers (cost $41,578,354)	41,578,354
Receivable for:
Investments sold	1,543,305
Capital shares sold	4,727,648
Dividends	9,102,278
Foreign tax reclaims	114,514
Prepaid expenses	25,845
Total assets	4,595,742,971
Liabilities
Payable for:
Investments purchased	1,137,699
Capital shares purchased	4,514,596
Management services fees	301,633
Transfer agent fees	316,968
Compensation of board members	155,008
Other expenses	119,145
Total liabilities	6,545,049
Net assets applicable to outstanding capital stock	$4,589,197,922
Represented by
Paid in capital	3,242,039,147
Total distributable earnings (loss)	1,347,158,775
Total - representing net assets applicable to outstanding capital stock	$4,589,197,922
Institutional Class
Net assets	$4,589,195,063
Shares outstanding	277,855,641
Net asset value per share	$16.52
Institutional 3 Class
Net assets	$2,859
Shares outstanding	173
Net asset value per share(a)	$16.55

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2022	19

Statement of Operations
Year Ended May 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$103,905,837
Dividends — affiliated issuers	134,924
Foreign taxes withheld	(2,073)
Total income	104,038,688
Expenses:
Management services fees	30,835,150
Transfer agent fees
Institutional Class	4,310,863
Institutional 3 Class	1
Compensation of board members	72,531
Custodian fees	44,754
Printing and postage fees	285,132
Registration fees	128,183
Audit fees	33,050
Legal fees	60,345
Interest on interfund lending	2,647
Compensation of chief compliance officer	822
Other	42,650
Total expenses	35,816,128
Net investment income	68,222,560
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	480,449,591
Investments — affiliated issuers	(31,689)
Futures contracts	(4,357,211)
Net realized gain	476,060,691
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(497,608,677)
Foreign currency translations	(15,556)
Net change in unrealized appreciation (depreciation)	(497,624,233)
Net realized and unrealized loss	(21,563,542)
Net increase in net assets resulting from operations	$46,659,018
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Value Strategies Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended May 31, 2022	Year Ended May 31, 2021
Operations
Net investment income	$68,222,560	$59,682,807
Net realized gain	476,060,691	342,171,899
Net change in unrealized appreciation (depreciation)	(497,624,233)	1,214,934,902
Net increase in net assets resulting from operations	46,659,018	1,616,789,608
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(408,044,013)	(101,861,244)
Institutional 3 Class	(244)	(65)
Total distributions to shareholders	(408,044,257)	(101,861,309)
Decrease in net assets from capital stock activity	(105,137,297)	(48,361,524)
Total increase (decrease) in net assets	(466,522,536)	1,466,566,775
Net assets at beginning of year	5,055,720,458	3,589,153,683
Net assets at end of year	$4,589,197,922	$5,055,720,458

	Year Ended		Year Ended
	May 31, 2022		May 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Subscriptions	54,031,716	935,240,677	79,038,197	1,204,384,240
Distributions reinvested	23,954,125	408,044,013	7,038,500	101,861,244
Redemptions	(86,176,500)	(1,448,421,987)	(87,676,084)	(1,354,607,008)
Net decrease	(8,190,659)	(105,137,297)	(1,599,387)	(48,361,524)
Total net decrease	(8,190,659)	(105,137,297)	(1,599,387)	(48,361,524)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2022	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Year Ended 5/31/2022	$17.67	0.23	0.02(c)	0.25	(0.22)	(1.18)	(1.40)
Year Ended 5/31/2021	$12.48	0.21	5.34	5.55	(0.21)	(0.15)	(0.36)
Year Ended 5/31/2020	$12.83	0.24	(0.06)(c)	0.18	(0.23)	(0.30)	(0.53)
Year Ended 5/31/2019	$13.64	0.21	(0.02)(c)	0.19	(0.20)	(0.80)	(1.00)
Year Ended 5/31/2018	$12.97	0.20	1.15	1.35	(0.20)	(0.48)	(0.68)
Institutional 3 Class
Year Ended 5/31/2022	$17.69	0.24	0.03(c)	0.27	(0.23)	(1.18)	(1.41)
Year Ended 5/31/2021	$12.50	0.22	5.34	5.56	(0.22)	(0.15)	(0.37)
Year Ended 5/31/2020(f)	$14.47	0.11	(2.02)(c)	(1.91)	(0.06)	—	(0.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Value Strategies Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Year Ended 5/31/2022	$16.52	1.22%	0.69%(d)	0.69%(d)	1.31%	22%	$4,589,195
Year Ended 5/31/2021	$17.67	45.16%	0.71%(d)	0.71%(d)	1.41%	29%	$5,055,717
Year Ended 5/31/2020	$12.48	1.07%	0.76%	0.74%	1.78%	19%	$3,589,152
Year Ended 5/31/2019	$12.83	1.62%	0.77%	0.77%	1.59%	20%	$2,849,432
Year Ended 5/31/2018	$13.64	10.41%	0.78%(e)	0.78%(e)	1.46%	21%	$3,137,590
Institutional 3 Class
Year Ended 5/31/2022	$16.55	1.35%	0.62%(d)	0.62%(d)	1.37%	22%	$3
Year Ended 5/31/2021	$17.69	45.20%	0.63%(d)	0.63%(d)	1.49%	29%	$3
Year Ended 5/31/2020(f)	$12.50	(13.14%)	0.66%(g)	0.64%(g)	1.84%(g)	19%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2022	23

Notes to Financial Statements
May 31, 2022
Note 1. Organization
Multi-Manager Value Strategies Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
24	Multi-Manager Value Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA
Multi-Manager Value Strategies Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
May 31, 2022
Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
26	Multi-Manager Value Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(4,357,211)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	796,272

*	Based on the ending daily outstanding amounts for the year ended May 31, 2022.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Multi-Manager Value Strategies Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
May 31, 2022
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2022 was 0.59% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Diamond Hill Capital Management, Inc. and Dimensional Fund Advisors LP, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
28	Multi-Manager Value Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class. In addition, prior to October 1, 2021, Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.01% of the average daily net assets attributable to that share class.
For the year ended May 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.08
Institutional 3 Class	0.02
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Multi-Manager Value Strategies Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
May 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Institutional Class	0.74%	0.74%
Institutional 3 Class	0.68	0.64
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment prior to October 1, 2021, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.01% for Institutional 3 Class of the average daily net assets attributable to that share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, corporate actions, re-characterization of distributions for investments and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(2,688,831)	(39,315,947)	42,004,778
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2022			Year Ended May 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
100,200,562	307,843,695	408,044,257	59,463,569	42,397,740	101,861,309
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
30	Multi-Manager Value Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
At May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
19,308,520	340,692,669	—	987,313,200
At May 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,592,916,181	1,090,958,336	(103,645,136)	987,313,200
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,111,253,123 and $1,539,798,994, respectively, for the year ended May 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	11,840,000	0.96	10
Multi-Manager Value Strategies Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
May 31, 2022
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended May 31, 2022.
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in
32	Multi-Manager Value Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At May 31, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Multi-Manager Value Strategies Fund | Annual Report 2022	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Multi-Manager Value Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Value Strategies Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Multi-Manager Value Strategies Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
93.94%	91.68%	$490,572,219
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Multi-Manager Value Strategies Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
36	Multi-Manager Value Strategies Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Multi-Manager Value Strategies Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
38	Multi-Manager Value Strategies Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Multi-Manager Value Strategies Fund | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
40	Multi-Manager Value Strategies Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Multi-Manager Value Strategies Fund | Annual Report 2022	41

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Multi-Manager Value Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN116_05_M01_(07/22)

Annual Report
May 31, 2022
Columbia Large Cap Value Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Value Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
Portfolio management
Hugh Mullin, CFA
Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/15/90	1.64	10.26	11.91
	Including sales charges		-4.20	8.96	11.25
Advisor Class		12/11/06	1.91	10.55	12.17
Class C	Excluding sales charges	06/26/00	0.86	9.42	11.07
	Including sales charges		-0.09	9.42	11.07
Institutional Class		09/27/10	1.91	10.54	12.18
Institutional 2 Class		12/11/06	1.95	10.59	12.28
Institutional 3 Class*		11/08/12	1.96	10.62	12.31
Class R		12/11/06	1.39	9.99	11.63
Russell 1000 Value Index			0.93	9.50	12.06
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Large Cap Value Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2012 — May 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2022)
Common Stocks	97.7
Convertible Bonds	0.8
Money Market Funds	1.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2022)
Communication Services	5.0
Consumer Discretionary	6.0
Consumer Staples	7.8
Energy	9.1
Financials	19.3
Health Care	20.6
Industrials	9.3
Information Technology	9.1
Materials	5.3
Real Estate	4.2
Utilities	4.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Value Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended May 31, 2022, Class A shares of Columbia Large Cap Value Fund returned 1.64% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 0.93% for the same period.
Market overview
For much of the period, U.S. equities displayed remarkable resilience despite a number of potential headwinds. The markets faced a significant shift in U.S. Federal Reserve (Fed) policy during the fourth quarter of 2021. The Fed had previously viewed rising inflation as a “transitory” development as global supply chains recovered from pandemic-driven shutdowns. However, continued price pressures caused the Fed to announce in November 2021 its intention to taper the bond purchases it had used to keep longer-term borrowing costs low (known as “quantitative easing”). In addition, the Fed began to prepare the financial markets for the likelihood of multiple increases in its benchmark overnight lending rate in 2022, as opposed to the previously signaled 2023 commencement of rate increases.
At the same time, stalled progress on President Biden’s Build Back Better bill threw into doubt a source of anticipated fiscal stimulus. Finally, investors had to contend with the emergence of the Omicron variant of COVID-19, which was contagious enough to raise concerns that a new wave of lockdowns could be necessary. Nevertheless, most major U.S. stock indexes closed 2021 at or near their all-time highs on the strength of robust investment inflows that were driven in part by the lack of compelling total return potential in bonds.
As 2022 opened, investors focused on the Fed’s increasingly hawkish monetary policy stance as inflationary pressures intensified. Russia’s invasion of Ukraine spurred further increases in commodity prices and disruptions to supply chains. At the same time, renewed COVID-19 lockdowns in China raised fears of a global recession. As a result, stock markets slumped, with value-oriented issues holding up notably better than their growth counterparts.
Within the Russell 1000 Value benchmark, the energy sector led performance by a wide margin, while the more defensive utilities, health care and consumer staples sectors posted meaningful positive returns. Conversely, returns for the communication services, consumer discretionary, information technology and industrials sectors ended the period in double-digit negative territory.
The Fund’s notable contributors during the period
•	The Fund’s outperformance relative to its benchmark was driven primarily by stock selection, while sector allocation contributed positively as well.
•	Selection was strongest within the information technology sector, while a modest overweight to and selection within the energy sector also contributed notably.
•	In terms of individual holdings, the top three contributors to relative performance came from within the energy sector.
•	Results for exploration and production companies ConocoPhillips Co. and EOG Resources, Inc. were boosted by the sharp rise in prices for oil and gas seen over the period. In addition, both companies displayed strong discipline in capital spending, which supported earnings and excess cash flow to return to shareholders in the form of dividends.
•	Shares of oil refiner and marketer Valero Energy Corp. also rose sharply as the tight energy supply backdrop supported favorable refining margins.
•	Within the health care sector, the Fund purchased Vertex Pharmaceuticals, Inc. a few quarters ago when we believed the stock was quite out of favor and inexpensive. Investors appeared to view the company as something of a “one-trick pony” built on the dominant position of its cystic fibrosis franchise. Since that time, Vertex has experienced favorable developments within its product pipeline, leading the stock higher. In addition, investors have viewed the health care sector as less impacted by inflationary pressures. We viewed the company’s pipeline as promising and maintained a positive view on the stock.
•	A lack of exposure to The Walt Disney Company within the communication services sector aided relative return. The stock had experienced a period of outperformance during the height of the pandemic based on the strength of Disney’s streaming business, but declined sharply as the economy reopened. We had avoided holding Disney based on valuation concerns and the Fund did not own the stock as of period end.
Columbia Large Cap Value Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	An overweight to lithium producer Albemarle Corp. also proved additive to relative performance. Lithium is used in the manufacture of batteries and we believed the company was well-positioned to benefit from a secular trend toward electric vehicles and alternative energy sources. We had purchased Albemarle several years ago when it was out of favor and exited the position during the period on the view that the stock had become fully valued.
The Fund’s notable detractors during the period
•	In sector terms, stock selection lagged most notably within consumer discretionary, industrials and financials sectors.
•	In terms of individual names, a lack of exposure to Exxon Mobil Corporation weighed most significantly on the Fund’s relative return. We preferred other names within energy and Exxon, as the largest constituent within the sector, was a prime beneficiary of higher oil and gas prices.
•	Within the industrials sector, an overweight to tool manufacturer Stanley Black & Decker, Inc. detracted. The company has been negatively impacted by supply chain constraints and higher raw material costs which squeezed its gross margins and earnings. Stanley moved to address these pressures by raising prices, but remains behind the curve for now in our view. We continued to view the company’s longer term prospects favorably and retained the position.
•	Also within industrials, exposure to the convertible securities of rideshare company Lyft, Inc. weighed on performance. As the company’s stock price declined by more than half over the period, its convertible securities began to trade more like bonds, and we exited the position.
•	Within consumer discretionary, shares of Gap, Inc. declined sharply over the period. In addition to the namesake brand, the company owns the retail clothing brands Old Navy, Banana Republic and Athleta. We viewed the company as a turnaround story under a new CEO, but that narrative was sidetracked by supply chain issues during the period, not least of which was the closing of a manufacturing facility in Vietnam due to COVID-19. The resulting inventory shortages were addressed at a high cost, which caused sales to slow late in the period.
•	Also within the consumer discretionary sector, an off-benchmark position in casino operator Las Vegas Sands Corp. was a leading detractor. The stock was derailed by China’s strict efforts to control COVID-19, which have depressed results for the company’s Macau casino on the southern coast of China across from Hong Kong. Las Vegas Sands also has large gambling operations in Singapore. While it is difficult to predict the course and timing of Chinese government policy, we viewed the company as well-positioned to benefit long term as Asian consumers continue to become increasingly affluent.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Dividend payments are not guaranteed and the amount, if any, can vary over time. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Large Cap Value Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2021 — May 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,043.10	1,020.09	4.94	4.89	0.97
Advisor Class	1,000.00	1,000.00	1,044.50	1,021.34	3.67	3.63	0.72
Class C	1,000.00	1,000.00	1,039.30	1,016.36	8.74	8.65	1.72
Institutional Class	1,000.00	1,000.00	1,044.50	1,021.34	3.67	3.63	0.72
Institutional 2 Class	1,000.00	1,000.00	1,044.60	1,021.49	3.52	3.48	0.69
Institutional 3 Class	1,000.00	1,000.00	1,044.90	1,021.74	3.26	3.23	0.64
Class R	1,000.00	1,000.00	1,042.10	1,018.85	6.21	6.14	1.22
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Large Cap Value Fund | Annual Report 2022	7

Portfolio of Investments
May 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.7%
Issuer	Shares	Value ($)
Communication Services 4.9%
Diversified Telecommunication Services 1.1%
AT&T, Inc.	1,345,500	28,645,695
Media 2.2%
Comcast Corp., Class A	1,332,500	59,003,100
Wireless Telecommunication Services 1.6%
T-Mobile USA, Inc.(a)	313,800	41,826,402
Total Communication Services		129,475,197
Consumer Discretionary 5.8%
Hotels, Restaurants & Leisure 2.2%
Darden Restaurants, Inc.	278,100	34,762,500
Las Vegas Sands Corp.(a)	688,600	24,417,756
Total		59,180,256
Household Durables 1.1%
Toll Brothers, Inc.	547,100	27,612,137
Specialty Retail 1.5%
Gap, Inc. (The)	1,842,580	20,323,657
Home Depot, Inc. (The)	63,750	19,300,313
Total		39,623,970
Textiles, Apparel & Luxury Goods 1.0%
Levi Strauss & Co., Class A	1,509,816	27,418,258
Total Consumer Discretionary		153,834,621
Consumer Staples 7.6%
Beverages 1.6%
Coca-Cola Co. (The)	680,500	43,130,090
Food & Staples Retailing 1.8%
Walmart, Inc.	363,113	46,707,225
Household Products 2.2%
Procter & Gamble Co. (The)	387,400	57,288,712
Tobacco 2.0%
Philip Morris International, Inc.	497,500	52,859,375
Total Consumer Staples		199,985,402
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 8.9%
Oil, Gas & Consumable Fuels 8.9%
Chevron Corp.	263,900	46,092,774
ConocoPhillips Co.	606,900	68,191,284
EOG Resources, Inc.	454,729	62,279,684
Valero Energy Corp.	454,600	58,916,160
Total		235,479,902
Total Energy		235,479,902
Financials 18.9%
Banks 9.1%
Bank of America Corp.	2,053,343	76,384,360
JPMorgan Chase & Co.	590,400	78,068,592
PNC Financial Services Group, Inc. (The)	291,101	51,062,026
Truist Financial Corp.	683,400	33,992,316
Total		239,507,294
Capital Markets 4.5%
Bank of New York Mellon Corp. (The)	897,100	41,813,831
Intercontinental Exchange, Inc.	289,500	29,641,905
Morgan Stanley	558,800	48,135,032
Total		119,590,768
Diversified Financial Services 2.4%
Berkshire Hathaway, Inc., Class B(a)	196,238	62,007,283
Insurance 2.9%
Chubb Ltd.	224,800	47,497,992
Marsh & McLennan Companies, Inc.	184,400	29,494,780
Total		76,992,772
Total Financials		498,098,117
Health Care 20.1%
Biotechnology 2.6%
BioMarin Pharmaceutical, Inc.(a)	123,500	9,278,555
Vertex Pharmaceuticals, Inc.(a)	221,400	59,479,110
Total		68,757,665
Health Care Equipment & Supplies 3.0%
Becton Dickinson and Co.	137,300	35,121,340
Medtronic PLC	444,900	44,556,735
Total		79,678,075
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 6.0%
Anthem, Inc.	98,600	50,247,546
Cigna Corp.	233,100	62,538,399
CVS Health Corp.	457,066	44,221,136
Total		157,007,081
Life Sciences Tools & Services 0.8%
Syneos Health, Inc.(a)	295,200	21,812,328
Pharmaceuticals 7.7%
Bristol-Myers Squibb Co.	680,600	51,351,270
Johnson & Johnson	511,900	91,901,407
Merck & Co., Inc.	658,000	60,555,740
Total		203,808,417
Total Health Care		531,063,566
Industrials 9.1%
Aerospace & Defense 1.5%
Northrop Grumman Corp.	82,000	38,373,540
Air Freight & Logistics 1.6%
FedEx Corp.	187,045	42,006,566
Airlines 1.1%
Alaska Air Group, Inc.(a)	615,600	29,708,856
Building Products 1.1%
Trane Technologies PLC	201,800	27,860,508
Machinery 2.9%
AGCO Corp.	247,700	31,737,801
Ingersoll Rand, Inc.	421,763	19,886,126
Stanley Black & Decker, Inc.	215,900	25,625,171
Total		77,249,098
Road & Rail 0.9%
Norfolk Southern Corp.	101,700	24,373,422
Total Industrials		239,571,990
Information Technology 8.9%
Communications Equipment 1.7%
Cisco Systems, Inc.	998,500	44,982,425
IT Services 1.3%
Aspen Technology, Inc.(a)	40,946	7,922,641
MasterCard, Inc., Class A	70,800	25,337,196
Total		33,259,837
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 3.8%
Broadcom, Inc.	52,837	30,652,329
GlobalFoundries, Inc.(a)	625,000	37,306,250
Lam Research Corp.	62,000	32,241,860
Total		100,200,439
Software 0.9%
Microsoft Corp.	92,100	25,039,227
Technology Hardware, Storage & Peripherals 1.2%
Western Digital Corp.(a)	503,000	30,527,070
Total Information Technology		234,008,998
Materials 5.2%
Chemicals 3.9%
Eastman Chemical Co.	335,400	36,947,664
FMC Corp.	246,300	30,191,454
Linde PLC	108,600	35,260,248
Total		102,399,366
Metals & Mining 1.3%
Freeport-McMoRan, Inc.	908,862	35,518,327
Total Materials		137,917,693
Real Estate 4.1%
Equity Real Estate Investment Trusts (REITS) 4.1%
American Tower Corp.	152,916	39,166,375
Duke Realty Corp.	608,971	32,171,938
Welltower, Inc.	421,386	37,541,279
Total		108,879,592
Total Real Estate		108,879,592
Utilities 4.2%
Electric Utilities 1.4%
Xcel Energy, Inc.	480,508	36,201,473
Multi-Utilities 2.8%
Ameren Corp.	376,081	35,799,150
DTE Energy Co.	283,600	37,636,556
Total		73,435,706
Total Utilities		109,637,179
Total Common Stocks (Cost $1,720,132,826)		2,577,952,257

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
May 31, 2022
Convertible Bonds 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.8%
DISH Network Corp.(b)
12/15/2025	0.000%	27,961,000	22,249,939
Total Convertible Bonds (Cost $27,620,334)			22,249,939

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.852%(c),(d)	38,654,487	38,639,026
Total Money Market Funds (Cost $38,639,026)		38,639,026
Total Investments in Securities (Cost: $1,786,392,186)		2,638,841,222
Other Assets & Liabilities, Net		(702,611)
Net Assets		2,638,138,611
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Zero coupon bond.
(c)	The rate shown is the seven-day current annualized yield at May 31, 2022.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.852%
	31,165,992	312,276,809	(304,803,775)	—	38,639,026	(9,204)	52,005	38,654,487
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	129,475,197	—	—	129,475,197
Consumer Discretionary	153,834,621	—	—	153,834,621
Consumer Staples	199,985,402	—	—	199,985,402
Energy	235,479,902	—	—	235,479,902
Financials	498,098,117	—	—	498,098,117
Health Care	531,063,566	—	—	531,063,566
Industrials	239,571,990	—	—	239,571,990
Information Technology	234,008,998	—	—	234,008,998
Materials	137,917,693	—	—	137,917,693
Real Estate	108,879,592	—	—	108,879,592
Utilities	109,637,179	—	—	109,637,179
Total Common Stocks	2,577,952,257	—	—	2,577,952,257
Convertible Bonds	—	22,249,939	—	22,249,939
Money Market Funds	38,639,026	—	—	38,639,026
Total Investments in Securities	2,616,591,283	22,249,939	—	2,638,841,222
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2022	11

Statement of Assets and Liabilities
May 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,747,753,160)	$2,600,202,196
Affiliated issuers (cost $38,639,026)	38,639,026
Receivable for:
Capital shares sold	467,779
Dividends	3,459,607
Prepaid expenses	16,720
Total assets	2,642,785,328
Liabilities
Payable for:
Capital shares purchased	3,892,644
Management services fees	182,820
Distribution and/or service fees	49,053
Transfer agent fees	156,978
Compensation of board members	307,590
Other expenses	57,632
Total liabilities	4,646,717
Net assets applicable to outstanding capital stock	$2,638,138,611
Represented by
Paid in capital	1,616,383,531
Total distributable earnings (loss)	1,021,755,080
Total - representing net assets applicable to outstanding capital stock	$2,638,138,611
Class A
Net assets	$1,720,872,785
Shares outstanding	103,913,309
Net asset value per share	$16.56
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$17.57
Advisor Class
Net assets	$41,728,085
Shares outstanding	2,521,394
Net asset value per share	$16.55
Class C
Net assets	$12,043,002
Shares outstanding	729,706
Net asset value per share	$16.50
Institutional Class
Net assets	$233,329,230
Shares outstanding	14,115,111
Net asset value per share	$16.53
Institutional 2 Class
Net assets	$31,719,689
Shares outstanding	1,915,623
Net asset value per share	$16.56
Institutional 3 Class
Net assets	$595,155,004
Shares outstanding	35,464,572
Net asset value per share	$16.78
Class R
Net assets	$3,290,816
Shares outstanding	200,337
Net asset value per share	$16.43
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Value Fund | Annual Report 2022

Statement of Operations
Year Ended May 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$56,848,080
Dividends — affiliated issuers	52,005
Interest	508,827
Total income	57,408,912
Expenses:
Management services fees	17,262,181
Distribution and/or service fees
Class A	4,498,993
Class C	126,622
Class R	15,626
Transfer agent fees
Class A	1,452,923
Advisor Class	34,537
Class C	10,224
Institutional Class	185,959
Institutional 2 Class	13,971
Institutional 3 Class	34,579
Class R	2,523
Compensation of board members	42,763
Custodian fees	15,121
Printing and postage fees	119,422
Registration fees	129,789
Audit fees	29,706
Legal fees	37,014
Compensation of chief compliance officer	425
Other	35,211
Total expenses	24,047,589
Expense reduction	(40)
Total net expenses	24,047,549
Net investment income	33,361,363
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	256,708,629
Investments — affiliated issuers	(9,204)
Net realized gain	256,699,425
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(243,833,224)
Net change in unrealized appreciation (depreciation)	(243,833,224)
Net realized and unrealized gain	12,866,201
Net increase in net assets resulting from operations	$46,227,564
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended May 31, 2022	Year Ended May 31, 2021
Operations
Net investment income	$33,361,363	$27,823,189
Net realized gain	256,699,425	85,805,843
Net change in unrealized appreciation (depreciation)	(243,833,224)	728,072,312
Net increase in net assets resulting from operations	46,227,564	841,701,344
Distributions to shareholders
Net investment income and net realized gains
Class A	(113,587,179)	(21,349,285)
Advisor Class	(2,780,127)	(540,952)
Class C	(717,638)	(117,494)
Institutional Class	(15,102,047)	(2,508,417)
Institutional 2 Class	(2,079,822)	(357,200)
Institutional 3 Class	(42,237,274)	(2,883,504)
Class R	(187,147)	(29,617)
Total distributions to shareholders	(176,691,234)	(27,786,469)
Increase (decrease) in net assets from capital stock activity	(41,502,157)	359,233,147
Total increase (decrease) in net assets	(171,965,827)	1,173,148,022
Net assets at beginning of year	2,810,104,438	1,636,956,416
Net assets at end of year	$2,638,138,611	$2,810,104,438
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Value Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2022		May 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,963,699	50,087,908	3,242,162	47,775,587
Distributions reinvested	6,817,584	112,802,091	1,562,547	21,205,338
Redemptions	(12,222,236)	(207,037,967)	(17,368,965)	(241,756,304)
Net decrease	(2,440,953)	(44,147,968)	(12,564,256)	(172,775,379)
Advisor Class
Subscriptions	421,130	7,144,146	548,904	8,140,246
Distributions reinvested	166,836	2,757,667	39,630	539,038
Redemptions	(535,180)	(9,083,558)	(653,497)	(9,034,745)
Net increase (decrease)	52,786	818,255	(64,963)	(355,461)
Class C
Subscriptions	156,071	2,632,408	129,843	1,930,302
Distributions reinvested	43,390	716,183	8,718	114,905
Redemptions	(240,502)	(4,048,461)	(871,721)	(12,590,364)
Net decrease	(41,041)	(699,870)	(733,160)	(10,545,157)
Institutional Class
Subscriptions	2,868,888	48,516,464	5,563,063	81,537,117
Distributions reinvested	911,766	15,052,963	182,563	2,499,905
Redemptions	(2,596,972)	(43,925,831)	(3,996,584)	(55,485,421)
Net increase	1,183,682	19,643,596	1,749,042	28,551,601
Institutional 2 Class
Subscriptions	506,749	8,655,079	594,993	8,733,199
Distributions reinvested	125,751	2,079,822	26,169	356,925
Redemptions	(345,494)	(5,836,984)	(534,790)	(7,648,614)
Net increase	287,006	4,897,917	86,372	1,441,510
Institutional 3 Class
Subscriptions	2,910,332	50,994,692	40,488,544	576,516,812
Distributions reinvested	2,520,100	42,233,098	183,917	2,883,461
Redemptions	(6,769,335)	(115,518,413)	(4,143,648)	(66,296,070)
Net increase (decrease)	(1,338,903)	(22,290,623)	36,528,813	513,104,203
Class R
Subscriptions	49,538	830,890	75,902	1,098,094
Distributions reinvested	11,402	187,147	2,194	29,607
Redemptions	(43,781)	(741,501)	(93,604)	(1,315,871)
Net increase (decrease)	17,159	276,536	(15,508)	(188,170)
Total net increase (decrease)	(2,280,264)	(41,502,157)	24,986,340	359,233,147
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2022	$17.39	0.19	0.09	0.28	(0.19)	(0.92)	(1.11)
Year Ended 5/31/2021	$12.02	0.18	5.38	5.56	(0.19)	—	(0.19)
Year Ended 5/31/2020	$12.66	0.22	(0.05)	0.17	(0.21)	(0.60)	(0.81)
Year Ended 5/31/2019	$14.04	0.20	(0.16)	0.04	(0.19)	(1.23)	(1.42)
Year Ended 5/31/2018	$13.92	0.17	0.94	1.11	(0.16)	(0.83)	(0.99)
Advisor Class
Year Ended 5/31/2022	$17.38	0.23	0.09	0.32	(0.23)	(0.92)	(1.15)
Year Ended 5/31/2021	$12.02	0.21	5.37	5.58	(0.22)	—	(0.22)
Year Ended 5/31/2020	$12.66	0.25	(0.05)	0.20	(0.24)	(0.60)	(0.84)
Year Ended 5/31/2019	$14.03	0.24	(0.15)	0.09	(0.23)	(1.23)	(1.46)
Year Ended 5/31/2018	$13.91	0.21	0.94	1.15	(0.20)	(0.83)	(1.03)
Class C
Year Ended 5/31/2022	$17.33	0.06	0.09	0.15	(0.06)	(0.92)	(0.98)
Year Ended 5/31/2021	$11.99	0.07	5.36	5.43	(0.09)	—	(0.09)
Year Ended 5/31/2020	$12.62	0.12	(0.05)	0.07	(0.10)	(0.60)	(0.70)
Year Ended 5/31/2019	$13.99	0.10	(0.15)	(0.05)	(0.09)	(1.23)	(1.32)
Year Ended 5/31/2018	$13.88	0.06	0.93	0.99	(0.05)	(0.83)	(0.88)
Institutional Class
Year Ended 5/31/2022	$17.36	0.23	0.09	0.32	(0.23)	(0.92)	(1.15)
Year Ended 5/31/2021	$12.00	0.21	5.37	5.58	(0.22)	—	(0.22)
Year Ended 5/31/2020	$12.65	0.25	(0.06)	0.19	(0.24)	(0.60)	(0.84)
Year Ended 5/31/2019	$14.02	0.24	(0.15)	0.09	(0.23)	(1.23)	(1.46)
Year Ended 5/31/2018	$13.90	0.20	0.95	1.15	(0.20)	(0.83)	(1.03)
Institutional 2 Class
Year Ended 5/31/2022	$17.39	0.24	0.09	0.33	(0.24)	(0.92)	(1.16)
Year Ended 5/31/2021	$12.03	0.22	5.37	5.59	(0.23)	—	(0.23)
Year Ended 5/31/2020	$12.67	0.25	(0.04)	0.21	(0.25)	(0.60)	(0.85)
Year Ended 5/31/2019	$14.04	0.25	(0.15)	0.10	(0.24)	(1.23)	(1.47)
Year Ended 5/31/2018	$13.93	0.21	0.93	1.14	(0.20)	(0.83)	(1.03)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Value Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2022	$16.56	1.64%	0.97%	0.97%(c)	1.11%	21%	$1,720,873
Year Ended 5/31/2021	$17.39	46.70%	1.01%	1.01%(c)	1.25%	27%	$1,849,691
Year Ended 5/31/2020	$12.02	0.73%	1.02%	1.02%(c)	1.64%	15%	$1,429,986
Year Ended 5/31/2019	$12.66	0.62%	1.02%	1.02%(c)	1.49%	23%	$1,621,964
Year Ended 5/31/2018	$14.04	7.82%	1.01%	1.01%(c)	1.17%	21%	$1,836,324
Advisor Class
Year Ended 5/31/2022	$16.55	1.91%	0.72%	0.72%(c)	1.36%	21%	$41,728
Year Ended 5/31/2021	$17.38	46.97%	0.76%	0.76%(c)	1.50%	27%	$42,909
Year Ended 5/31/2020	$12.02	1.01%	0.77%	0.77%(c)	1.89%	15%	$30,446
Year Ended 5/31/2019	$12.66	0.95%	0.77%	0.77%(c)	1.74%	23%	$33,903
Year Ended 5/31/2018	$14.03	8.10%	0.77%	0.77%(c)	1.50%	21%	$42,087
Class C
Year Ended 5/31/2022	$16.50	0.86%	1.72%	1.72%(c)	0.36%	21%	$12,043
Year Ended 5/31/2021	$17.33	45.52%	1.76%	1.76%(c)	0.52%	27%	$13,359
Year Ended 5/31/2020	$11.99	(0.03%)	1.77%	1.77%(c)	0.89%	15%	$18,031
Year Ended 5/31/2019	$12.62	(0.06%)	1.76%	1.76%(c)	0.74%	23%	$23,646
Year Ended 5/31/2018	$13.99	6.96%	1.76%	1.76%(c)	0.41%	21%	$57,445
Institutional Class
Year Ended 5/31/2022	$16.53	1.91%	0.72%	0.72%(c)	1.36%	21%	$233,329
Year Ended 5/31/2021	$17.36	47.04%	0.76%	0.76%(c)	1.49%	27%	$224,531
Year Ended 5/31/2020	$12.00	0.93%	0.77%	0.77%(c)	1.89%	15%	$134,233
Year Ended 5/31/2019	$12.65	0.96%	0.77%	0.77%(c)	1.74%	23%	$159,448
Year Ended 5/31/2018	$14.02	8.10%	0.76%	0.76%(c)	1.42%	21%	$193,314
Institutional 2 Class
Year Ended 5/31/2022	$16.56	1.95%	0.68%	0.68%	1.39%	21%	$31,720
Year Ended 5/31/2021	$17.39	47.01%	0.71%	0.71%	1.54%	27%	$28,324
Year Ended 5/31/2020	$12.03	1.08%	0.71%	0.71%	1.95%	15%	$18,546
Year Ended 5/31/2019	$12.67	1.02%	0.70%	0.70%	1.82%	23%	$16,474
Year Ended 5/31/2018	$14.04	8.08%	0.71%	0.71%	1.47%	21%	$39,230
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2022	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2022	$17.61	0.25	0.08	0.33	(0.24)	(0.92)	(1.16)
Year Ended 5/31/2021	$12.17	0.24	5.43	5.67	(0.23)	—	(0.23)
Year Ended 5/31/2020	$12.82	0.26	(0.06)	0.20	(0.25)	(0.60)	(0.85)
Year Ended 5/31/2019	$14.19	0.25	(0.15)	0.10	(0.24)	(1.23)	(1.47)
Year Ended 5/31/2018	$14.06	0.23	0.94	1.17	(0.21)	(0.83)	(1.04)
Class R
Year Ended 5/31/2022	$17.26	0.15	0.08	0.23	(0.14)	(0.92)	(1.06)
Year Ended 5/31/2021	$11.93	0.14	5.35	5.49	(0.16)	—	(0.16)
Year Ended 5/31/2020	$12.57	0.18	(0.05)	0.13	(0.17)	(0.60)	(0.77)
Year Ended 5/31/2019	$13.95	0.17	(0.16)	0.01	(0.16)	(1.23)	(1.39)
Year Ended 5/31/2018	$13.83	0.13	0.94	1.07	(0.12)	(0.83)	(0.95)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Value Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2022	$16.78	1.96%	0.64%	0.64%	1.43%	21%	$595,155
Year Ended 5/31/2021	$17.61	47.16%	0.66%	0.66%	1.54%	27%	$648,129
Year Ended 5/31/2020	$12.17	1.01%	0.69%	0.69%	1.97%	15%	$3,344
Year Ended 5/31/2019	$12.82	1.03%	0.69%	0.69%	1.82%	23%	$2,746
Year Ended 5/31/2018	$14.19	8.18%	0.69%	0.68%	1.56%	21%	$3,281
Class R
Year Ended 5/31/2022	$16.43	1.39%	1.22%	1.22%(c)	0.86%	21%	$3,291
Year Ended 5/31/2021	$17.26	46.37%	1.26%	1.26%(c)	1.00%	27%	$3,161
Year Ended 5/31/2020	$11.93	0.45%	1.27%	1.27%(c)	1.38%	15%	$2,371
Year Ended 5/31/2019	$12.57	0.37%	1.27%	1.27%(c)	1.24%	23%	$3,574
Year Ended 5/31/2018	$13.95	7.61%	1.26%	1.26%(c)	0.91%	21%	$4,510
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2022	19

Notes to Financial Statements
May 31, 2022
Note 1. Organization
Columbia Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The
20	Columbia Large Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Large Cap Value Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
May 31, 2022
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2022 was 0.62% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
22	Columbia Large Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Advisor Class	0.08
Class C	0.08
Institutional Class	0.08
Institutional 2 Class	0.04
Institutional 3 Class	0.01
Class R	0.08
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Large Cap Value Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
May 31, 2022
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $591,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2022, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	413,796
Class C	—	1.00(b)	662

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Class A	1.08%	1.08%
Advisor Class	0.83	0.83
Class C	1.83	1.83
Institutional Class	0.83	0.83
Institutional 2 Class	0.79	0.76
Institutional 3 Class	0.76	0.74
Class R	1.33	1.33
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
24	Columbia Large Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
At May 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(756,410)	756,410	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2022			Year Ended May 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
53,349,820	123,341,414	176,691,234	27,786,469	—	27,786,469
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
14,498,897	156,135,161	—	851,426,199
At May 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,787,415,023	917,711,449	(66,285,250)	851,426,199
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $557,260,117 and $746,633,843, respectively, for the year ended May 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate
Columbia Large Cap Value Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
May 31, 2022
share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended May 31, 2022.
Note 9. Significant risks
Health care sector risk
The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced
26	Columbia Large Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At May 31, 2022, affiliated shareholders of record owned 86.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Large Cap Value Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
May 31, 2022
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Large Cap Value Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Value Fund | Annual Report 2022	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
96.94%	92.82%	$243,719,970
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
30	Columbia Large Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Large Cap Value Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
32	Columbia Large Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Large Cap Value Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
34	Columbia Large Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Large Cap Value Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
36	Columbia Large Cap Value Fund | Annual Report 2022

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Columbia Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN138_05_M01_(07/22)

Annual Report
May 31, 2022
Columbia Seligman Technology and Information Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Seligman Technology and Information Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Seligman Technology and Information Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with capital gain.
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 1990
Shekhar Pramanick
Technology Team Member
Managed Fund since 2013
Sanjay Devgan
Technology Team Member
Managed Fund since 2013
Jeetil Patel
Technology Team Member
Managed Fund since 2015
Vimal Patel
Technology Team Member
Managed Fund since 2018
Israel Hernandez
Technology Team Member
Managed Fund since 2021
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/23/83	-3.34	19.98	20.00
	Including sales charges		-8.89	18.57	19.29
Advisor Class		08/03/09	-3.10	20.28	20.28
Class C	Excluding sales charges	05/27/99	-4.08	19.08	19.10
	Including sales charges		-4.87	19.08	19.10
Institutional Class		09/27/10	-3.09	20.28	20.30
Institutional 2 Class		11/30/01	-3.05	20.33	20.40
Institutional 3 Class*		03/01/17	-3.01	20.39	20.21
Class R		04/30/03	-3.59	19.68	19.70
S&P North American Technology Sector Index			-12.38	18.42	19.22
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Seligman Technology and Information Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2012 — May 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Seligman Technology and Information Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2022)
Common Stocks	99.9
Convertible Bonds	0.0(a)
Money Market Funds	0.1
Preferred Stocks	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2022)
Communication Services	9.9
Consumer Discretionary	2.1
Financials	0.0(a)
Health Care	0.4
Industrials	2.1
Information Technology	85.5
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at May 31, 2022)
Information Technology
Application Software	7.8
Communications Equipment	4.8
Data Processing & Outsourced Services	4.7
Electronic Equipment & Instruments	1.5
Internet Services & Infrastructure	2.0
IT Consulting & Other Services	1.0
Semiconductor Equipment	13.5
Semiconductors	23.8
Systems Software	12.5
Technology Hardware, Storage & Peripherals	13.9
Total	85.5
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Seligman Technology and Information Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended May 31, 2022, Class A shares of Columbia Seligman Technology and Information Fund returned -3.34% excluding sales charges. The Fund outperformed its benchmark, the S&P North American Technology Sector Index, which returned -12.38% for the same time period.
Market overview
U.S. equities reversed course during the last half of the 12-month period ending May 31, 2022, falling from record highs and ending three consecutive years of robust gains. Energy stocks were the exception, significantly outperforming the overall equity market as measured by the S&P 500 Index. During the first quarter of 2022, for example, the overall sector outperformed the broad market by the largest quarterly margin on record.
Lingering Omicron-related worries were a continual headwind during the last half of the period, as were fears around inflation, durability of growth and the end of more than a decade of zero interest rate policy. Volatility and risk-off sentiment spiked as investor anxiety expanded to include ramifications of the Russia-Ukraine conflict that erupted several months before period-end. Commodity prices surged, particularly for oil and wheat, as the conflict escalated into war and further complicated global supply chains. Oil prices, which already were elevated on supply-demand imbalances, shot through a decade-high of more than $120 per barrel before retreating somewhat.
Despite occasional hints of peaceful resolution to the Russia-Ukraine conflict, as well as a series of strong earnings reports, equities continued a choppy decline until the Federal Reserve (Fed) raised interest rates by 25 basis points in a widely anticipated move at its March meeting. (A basis point is 1/100 of a percent.) Although the announcement and accompanying projections of six additional hikes were hawkish as expected, Fed Chairman Jerome Powell seemingly calmed investors with a more neutral tone and his assessment that the U.S. economy is strong and well-positioned to handle tighter monetary policy.
Any positive sentiment faded at the end of the period, however, as investors increasingly focused on persistent inflation and slowing economic growth, which were exacerbated by yet more supply-chain snarls resulting from China’s zero-COVID lockdown policies.
Within the benchmark S&P North American Technology Sector Index, the technology hardware, semiconductor and professional services industries were the only absolute positive industries in the benchmark. The health care, real estate, consumer discretionary sectors, along with the media, interactive media, IT services and entertainment Industries lagged the benchmark return for the period.
The Fund’s notable contributors during the period
•	The Fund’s outperformance of its benchmark during the period was driven primarily by strong stock selection and, secondarily, by industry exposures.
•	The Fund’s largest gains came from selections within the software industry and selections combined with an underweighted allocation to the interactive media and services industry.
○	The Fund’s best performing software investments have been in security, where investments in Fortinet, Inc. and Palo Alto Networks, Inc. have benefited from strong demand for protection against hackers and ransomware.
○	Electronic design automation company Synopsys, Inc. beat earnings expectations and significantly raised guidance during the period. Synopsys has benefited from the slowing of Moore’s Law (the principle that the speed and capability of computers can be expected to double every two years, as a result of increases in the number of transistors a microchip can contain), which in turn has driven a more complex semiconductor design to fuel increased semiconductor content across autos, autonomous driving, artificial intelligence/machine learning and Internet of Things (IoT) applications. Synopsys is also the second largest provider of intellectual property, which has grown and represents over 20% of the company’s revenue.
•	The Fund also benefited from its overweighted allocation to the semiconductors & semiconductor equipment industry and underweighted allocations to the IT services industry and consumer discretionary sector.
Columbia Seligman Technology and Information Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	Synaptics, Inc. was a top contributor during the period after executing an incredible turnaround over the past two years under the guidance of CEO Michael Hurlston. It made strategic acquisitions in video and wireless connectivity and PC docking station technology, which significantly boosted margins and profit growth. In 2021, the company consistently beat earnings expectations, and the stock has responded in kind.
○	The Fund’s investments in chip suppliers to the data center have also paid off handsomely, with Broadcom, Inc. and Marvell Technology, Inc. shares benefiting from strong investments in bandwidth and processing power at cloud data centers.
○	Having no exposure to some IT services names, such as Shopify and PayPal, also contributed to relative returns.
•	Within technology hardware, HP, Inc. was a standout for the Fund, as a return-to-the-office sentiment buoyed enterprise spending on PCs, printing and storage. HP has improved PC and print margins while simultaneously retiring over $1 billion worth of shares per quarter. HP shares hit a record high late in the period on news that Warren Buffet had purchased an 11.5% stake via his holding company Berkshire Hathaway.
•	Having no exposure to Amazon nor Meta Platforms also boosted relative returns during the period, as both companies underperformed the market after failing to meet lofty expectations and increased calls for greater regulation of big tech.
The Fund’s notable detractors during the period
•	Select holdings within the semiconductor & semiconductor equipment industry and the technology hardware industry detracted from results.
•	Underweights versus the benchmark in Microsoft Corp. and Apple, Inc. detracted from relative results as both companies outperformed the market during the period.
•	The Fund’s position in application software company Cerence, Inc. detracted from Fund results. Cerence, which provides artificial intelligence-powered virtual assistants for the mobility/transportation market, has seen a lull in its business due to the supply-shortage-induced problems in the auto industry.
•	Within semiconductors, Lam Research Corp. was pressured on a combination of fears of a cyclical peak in semiconductor industry demand and supply chain related issues.
•	Also within the semiconductor industry, not owning graphics chip company NVIDIA weighed on relative performance as the company outperformed the market, driven by strength across gaming, data center and cryptocurrency mining during the first part of the reporting period.
•	In the data processing & outsources services industry, shares of PagSeguro Digital Ltd., a financial services and digital payments company in Brazil, struggled during the period following action by Brazil’s central bank to cap fees on prepaid card transactions.
•	The Fund’s off-benchmark holding in hydrogen fuel cell company Bloom Energy Corp. weighed on relative performance. Shares in Bloom struggled as investors rotated away from growth stocks during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Seligman Technology and Information Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2021 — May 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	855.10	1,019.10	5.41	5.89	1.17
Advisor Class	1,000.00	1,000.00	856.20	1,020.29	4.30	4.68	0.93
Class C	1,000.00	1,000.00	852.00	1,015.36	8.87	9.65	1.92
Institutional Class	1,000.00	1,000.00	856.20	1,020.34	4.26	4.63	0.92
Institutional 2 Class	1,000.00	1,000.00	856.50	1,020.49	4.12	4.48	0.89
Institutional 3 Class	1,000.00	1,000.00	856.60	1,020.74	3.89	4.23	0.84
Class R	1,000.00	1,000.00	854.10	1,017.85	6.56	7.14	1.42
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Seligman Technology and Information Fund | Annual Report 2022	7

Portfolio of Investments
May 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.9%
Issuer	Shares	Value ($)
Communication Services 9.8%
Broadcasting 1.4%
Fox Corp., Class A	3,825,900	135,857,709
Total Broadcasting		135,857,709
Cable & Satellite 0.5%
Comcast Corp., Class A	1,013,525	44,878,887
Total Cable & Satellite		44,878,887
Interactive Home Entertainment 1.3%
Activision Blizzard, Inc.	1,615,181	125,790,296
Total Interactive Home Entertainment		125,790,296
Interactive Media & Services 5.9%
Alphabet, Inc., Class A(a)	149,204	339,474,909
Alphabet, Inc., Class C(a)	100,288	228,734,865
Total Interactive Media & Services		568,209,774
Movies & Entertainment 0.6%
Warner Bros Discovery, Inc.(a)	3,131,742	57,780,640
Total Movies & Entertainment		57,780,640
Wireless Telecommunication Services 0.1%
T-Mobile USA, Inc.(a)	68,800	9,170,352
Total Wireless Telecommunication Services		9,170,352
Total Communication Services		941,687,658
Consumer Discretionary 2.1%
Internet & Direct Marketing Retail 2.1%
eBay, Inc.	4,056,324	197,421,289
Total Internet & Direct Marketing Retail		197,421,289
Total Consumer Discretionary		197,421,289
Financials 0.0%
Consumer Finance 0.0%
CommonBond, Class A(a),(b),(c),(d)	1,505,550	1,625,994
Total Consumer Finance		1,625,994
Total Financials		1,625,994
Health Care 0.4%
Common Stocks (continued)
Issuer	Shares	Value ($)
Biotechnology 0.4%
Apnimed, Inc.(a),(b),(c),(d)	1,127,586	10,013,866
Apnimed, Inc.(a),(b),(c),(d)	675,613	5,999,984
Apnimed, Inc.(a),(b),(c),(d)	360,327	3,999,990
Eiger BioPharmaceuticals, Inc.(a),(e)	2,319,150	16,094,901
Total Biotechnology		36,108,741
Total Health Care		36,108,741
Industrials 2.1%
Heavy Electrical Equipment 1.9%
Bloom Energy Corp., Class A(a),(e)	10,159,748	177,998,785
Total Heavy Electrical Equipment		177,998,785
Human Resource & Employment Services 0.2%
HireRight Holdings Corp.(a)	1,576,392	23,251,782
Total Human Resource & Employment Services		23,251,782
Total Industrials		201,250,567
Information Technology 85.5%
Application Software 7.8%
Cerence, Inc.(a)	1,763,624	56,012,698
Dropbox, Inc., Class A(a)	9,084,509	189,321,168
Intapp, Inc.(a)	425,646	8,461,842
Salesforce, Inc.(a)	395,651	63,399,116
Samsara, Inc., Class A(a)	1,289,556	14,507,505
Splunk, Inc.(a)	147,500	15,127,600
Synopsys, Inc.(a)	1,099,090	350,829,528
Zendesk, Inc.(a)	500,600	45,779,870
Total Application Software		743,439,327
Communications Equipment 4.8%
Arista Networks, Inc.(a)	545,028	55,745,464
Cisco Systems, Inc.	1,085,000	48,879,250
F5, Inc.(a)	777,600	126,779,904
Lumentum Holdings, Inc.(a)	1,638,200	141,016,256
Plantronics, Inc.(a),(e)	713,171	28,155,991
Telefonaktiebolaget LM Ericsson, ADR	7,286,200	58,872,496
Total Communications Equipment		459,449,361
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Seligman Technology and Information Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Data Processing & Outsourced Services 4.8%
Fidelity National Information Services, Inc.	807,000	84,331,500
Fiserv, Inc.(a)	965,544	96,728,198
Pagseguro Digital Ltd., Class A(a)	1,299,175	19,955,328
Visa, Inc., Class A	1,192,425	252,996,812
Total Data Processing & Outsourced Services		454,011,838
Electronic Equipment & Instruments 1.5%
Advanced Energy Industries, Inc.	1,749,739	142,533,739
Total Electronic Equipment & Instruments		142,533,739
Internet Services & Infrastructure 2.0%
GoDaddy, Inc., Class A(a)	2,551,130	191,462,306
Total Internet Services & Infrastructure		191,462,306
IT Consulting & Other Services 1.0%
DXC Technology Co.(a)	1,697,600	59,789,472
Thoughtworks Holding, Inc.(a)	1,951,504	33,780,534
Total IT Consulting & Other Services		93,570,006
Semiconductor Equipment 13.5%
Applied Materials, Inc.	2,835,331	332,555,973
Lam Research Corp.	1,142,668	594,221,640
Teradyne, Inc.	3,340,922	365,029,138
Total Semiconductor Equipment		1,291,806,751
Semiconductors 23.8%
Analog Devices, Inc.	1,614,102	271,814,777
Broadcom, Inc.	673,576	390,761,645
GlobalFoundries, Inc.(a)	1,415,752	84,506,237
indie Semiconductor, Inc., Class A(a)	2,000,000	15,380,000
Intel Corp.	1,666,769	74,037,879
Marvell Technology, Inc.	3,931,153	232,527,700
mCube, Inc.(a),(b),(c),(d)	6,015,834	26,108,718
Microchip Technology, Inc.	1,584,800	115,135,720
Micron Technology, Inc.	2,902,394	214,312,773
NXP Semiconductors NV	695,300	131,940,128
Qorvo, Inc.(a)	1,229,750	137,424,563
Rambus, Inc.(a)	2,312,100	58,033,710
Renesas Electronics Corp.(a)	10,311,100	120,432,068
SMART Global Holdings, Inc.(a),(e)	2,859,496	70,486,576
Synaptics, Inc.(a),(e)	2,075,495	307,422,319
Transphorm, Inc.(a),(e)	2,987,500	17,954,875
Total Semiconductors		2,268,279,688
Common Stocks (continued)
Issuer	Shares	Value ($)
Systems Software 12.5%
Fortinet, Inc.(a)	593,703	174,631,800
Microsoft Corp.	1,235,575	335,915,775
NortonLifeLock, Inc.	7,027,108	171,039,809
Oracle Corp.	1,285,800	92,474,736
Palo Alto Networks, Inc.(a)	346,070	173,997,075
SailPoint Technologies Holdings, Inc.(a)	234,090	14,850,670
Tenable Holdings, Inc.(a)	519,744	26,143,123
VMware, Inc., Class A	695,969	89,153,629
Xperi Holding Corp.(e)	7,076,541	116,479,865
Total Systems Software		1,194,686,482
Technology Hardware, Storage & Peripherals 13.8%
Apple, Inc.	3,509,500	522,353,980
Dell Technologies, Inc.	1,992,736	99,517,236
HP, Inc.(f)	6,366,031	247,256,644
NetApp, Inc.	2,294,906	165,118,487
Western Digital Corp.(a)	4,752,792	288,446,946
Total Technology Hardware, Storage & Peripherals		1,322,693,293
Total Information Technology		8,161,932,791
Total Common Stocks (Cost: $5,193,927,409)		9,540,027,040

Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount	Value ($)
Technology 0.0%
Movella, Inc.(b),(c),(d)
09/01/2023	6.000%	3,000,000	3,000,000
Total Convertible Bonds (Cost: $3,000,000)			3,000,000

Preferred Stocks 0.0%
Issuer		Shares	Value ($)
Financials 0.0%
Consumer Finance 0.0%
CommonBond LLC(b),(c),(d)	1.000%	686,561	741,486
Total Financials			741,486
Total Preferred Stocks (Cost: $295,734)			741,486

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
May 31, 2022
Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.852%(e),(g)	4,556,019	4,554,197
Total Money Market Funds (Cost: $4,554,197)		4,554,197
Total Investments in Securities (Cost $5,201,777,340)		9,548,322,723
Other Assets & Liabilities, Net		(658,836)
Net Assets		$9,547,663,887
At May 31, 2022, securities and/or cash totaling $21,816,428 were pledged as collateral.
Investments in derivatives
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
HP, Inc.	Morgan Stanley	USD	(21,816,428)	(5,617)	41.00	6/17/2022	(587,147)	(519,573)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2022, the total value of these securities amounted to $51,490,038, which represents 0.54% of total net assets.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At May 31, 2022, the total market value of these securities amounted to $51,490,038, which represents 0.54% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
mCube, Inc.	09/08/2020	6,015,834	25,000,001	26,108,718
Apnimed, Inc.	03/12/2021	1,127,586	9,999,997	10,013,866
CommonBond, Class A	03/19/2018—12/31/2021	1,505,550	10,292,674	1,625,994
CommonBond LLC	10/15/2020—12/31/2021	686,561	295,734	741,486
Movella, Inc.	03/08/2022	3,000,000	3,000,000	3,000,000
Apnimed, Inc.	04/28/2022	675,613	5,999,993	5,999,984
Apnimed, Inc.	04/28/2022	360,327	3,999,990	3,999,990
			58,588,389	51,490,038

(d)	Valuation based on significant unobservable inputs.
(e)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Bloom Energy Corp., Class A
	207,759,229	38,638,817	(5,128,583)	(63,270,678)	177,998,785	(321,213)	—	10,159,748
Columbia Short-Term Cash Fund, 0.852%
	26,424,373	1,249,861,300	(1,271,731,456)	(20)	4,554,197	(14,129)	108,245	4,556,019
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Seligman Technology and Information Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Eiger BioPharmaceuticals, Inc.‡
	—	4,675,685	—	(6,053,335)	16,094,901	—	—	2,319,150
Plantronics, Inc.†
	124,385,701	20,789,023	(94,523,106)	(29,862,595)	—	53,683,224	—	713,171
Sciplay Corp., Class A†
	27,788,594	—	(21,006,029)	(6,782,565)	—	4,821,614	—	—
SMART Global Holdings, Inc.
	58,787,755	13,725,143	(2,935,219)	908,897	70,486,576	1,176,764	—	2,859,496
Synaptics, Inc.
	354,915,165	34,087,845	(66,309,520)	(15,271,171)	307,422,319	142,132,250	—	2,075,495
Transphorm, Inc.‡
	—	—	(37,597)	8,969,253	17,954,875	44,889	—	2,987,500
Xperi Holding Corp.
	148,413,632	3,585,665	(962,993)	(34,556,439)	116,479,865	(164,974)	1,400,528	7,076,541
Total	948,474,449			(145,918,653)	710,991,518	201,358,425	1,508,773

‡	Issuer was not an affiliate at the beginning of period.
†	Issuer was not an affiliate at the end of period.

(f)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(g)	The rate shown is the seven-day current annualized yield at May 31, 2022.
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
May 31, 2022
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	941,687,658	—	—	941,687,658
Consumer Discretionary	197,421,289	—	—	197,421,289
Financials	—	—	1,625,994	1,625,994
Health Care	16,094,901	—	20,013,840	36,108,741
Industrials	201,250,567	—	—	201,250,567
Information Technology	8,015,392,005	120,432,068	26,108,718	8,161,932,791
Total Common Stocks	9,371,846,420	120,432,068	47,748,552	9,540,027,040
Convertible Bonds	—	—	3,000,000	3,000,000
Preferred Stocks
Financials	—	—	741,486	741,486
Total Preferred Stocks	—	—	741,486	741,486
Money Market Funds	4,554,197	—	—	4,554,197
Total Investments in Securities	9,376,400,617	120,432,068	51,490,038	9,548,322,723
Investments in Derivatives
Liability
Options Contracts Written	(519,573)	—	—	(519,573)
Total	9,375,881,044	120,432,068	51,490,038	9,547,803,150
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Seligman Technology and Information Fund | Annual Report 2022

Statement of Assets and Liabilities
May 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,690,754,892)	$8,837,331,205
Affiliated issuers (cost $511,022,448)	710,991,518
Receivable for:
Investments sold	18,568,990
Capital shares sold	5,585,167
Dividends	6,028,667
Interest	41,500
Foreign tax reclaims	279,218
Prepaid expenses	52,156
Total assets	9,578,878,421
Liabilities
Option contracts written, at value (premiums received $587,147)	519,573
Due to custodian	12,035
Payable for:
Investments purchased	22,835,623
Capital shares purchased	5,532,101
Management services fees	877,514
Distribution and/or service fees	220,346
Transfer agent fees	747,772
Compensation of board members	344,687
Other expenses	124,883
Total liabilities	31,214,534
Net assets applicable to outstanding capital stock	$9,547,663,887
Represented by
Paid in capital	4,534,482,967
Total distributable earnings (loss)	5,013,180,920
Total - representing net assets applicable to outstanding capital stock	$9,547,663,887
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Annual Report 2022	13

Statement of Assets and Liabilities  (continued)
May 31, 2022
Class A
Net assets	$6,373,136,708
Shares outstanding	60,695,106
Net asset value per share	$105.00
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$111.41
Advisor Class
Net assets	$331,399,654
Shares outstanding	3,298,427
Net asset value per share	$100.47
Class C
Net assets	$359,106,096
Shares outstanding	6,570,600
Net asset value per share	$54.65
Institutional Class
Net assets	$1,922,181,990
Shares outstanding	16,016,367
Net asset value per share	$120.01
Institutional 2 Class
Net assets	$351,624,792
Shares outstanding	2,909,716
Net asset value per share	$120.85
Institutional 3 Class
Net assets	$135,793,530
Shares outstanding	1,136,435
Net asset value per share	$119.49
Class R
Net assets	$74,421,117
Shares outstanding	768,406
Net asset value per share	$96.85
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Seligman Technology and Information Fund | Annual Report 2022

Statement of Operations
Year Ended May 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$84,036,354
Dividends — affiliated issuers	1,508,773
Interest	50,181
Foreign taxes withheld	(542,531)
Total income	85,052,777
Expenses:
Management services fees	89,255,818
Distribution and/or service fees
Class A	18,283,697
Class C	4,227,166
Class R	452,866
Transfer agent fees
Class A	6,582,876
Advisor Class	319,060
Class C	380,470
Institutional Class	1,945,790
Institutional 2 Class	200,503
Institutional 3 Class	7,748
Class R	81,516
Compensation of board members	133,477
Custodian fees	64,207
Printing and postage fees	260,688
Registration fees	227,601
Audit fees	31,000
Legal fees	113,815
Interest on interfund lending	342
Compensation of chief compliance officer	1,811
Other	375,510
Total expenses	122,945,961
Expense reduction	(2,984)
Total net expenses	122,942,977
Net investment loss	(37,890,200)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	885,154,063
Investments — affiliated issuers	201,358,425
Foreign currency translations	(26,091)
Options contracts written	382,916
Net realized gain	1,086,869,313
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,201,361,429)
Investments — affiliated issuers	(145,918,653)
Foreign currency translations	(18,161)
Options contracts written	67,574
Net change in unrealized appreciation (depreciation)	(1,347,230,669)
Net realized and unrealized loss	(260,361,356)
Net decrease in net assets resulting from operations	$(298,251,556)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Annual Report 2022	15

Statement of Changes in Net Assets
	Year Ended May 31, 2022	Year Ended May 31, 2021
Operations
Net investment loss	$(37,890,200)	$(13,534,301)
Net realized gain	1,086,869,313	1,394,010,592
Net change in unrealized appreciation (depreciation)	(1,347,230,669)	3,085,861,871
Net increase (decrease) in net assets resulting from operations	(298,251,556)	4,466,338,162
Distributions to shareholders
Net investment income and net realized gains
Class A	(866,441,965)	(592,051,323)
Advisor Class	(43,557,391)	(28,846,355)
Class C	(83,396,546)	(63,180,278)
Institutional Class	(230,885,422)	(156,391,019)
Institutional 2 Class	(37,204,174)	(25,114,865)
Institutional 3 Class	(14,971,365)	(7,867,166)
Class R	(11,285,269)	(8,159,269)
Total distributions to shareholders	(1,287,742,132)	(881,610,275)
Increase in net assets from capital stock activity	763,941,568	118,205,067
Total increase (decrease) in net assets	(822,052,120)	3,702,932,954
Net assets at beginning of year	10,369,716,007	6,666,783,053
Net assets at end of year	$9,547,663,887	$10,369,716,007
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Seligman Technology and Information Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2022		May 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,724,048	333,312,923	3,156,874	330,601,821
Distributions reinvested	6,190,765	789,879,698	5,322,400	540,329,989
Redemptions	(6,441,394)	(777,124,975)	(7,223,520)	(731,901,184)
Net increase	2,473,419	346,067,646	1,255,754	139,030,626
Advisor Class
Subscriptions	1,049,902	122,233,718	806,303	81,183,903
Distributions reinvested	302,755	36,917,944	248,817	24,254,634
Redemptions	(774,015)	(88,067,650)	(831,206)	(84,452,889)
Net increase	578,642	71,084,012	223,914	20,985,648
Class C
Subscriptions	699,676	46,253,388	810,016	48,773,047
Distributions reinvested	1,201,664	80,090,877	1,047,369	60,726,464
Redemptions	(1,346,988)	(86,867,002)	(2,878,542)	(176,348,029)
Net increase (decrease)	554,352	39,477,263	(1,021,157)	(66,848,518)
Institutional Class
Subscriptions	2,802,246	388,214,158	2,349,567	266,415,040
Distributions reinvested	1,358,568	197,875,363	1,156,580	132,185,564
Redemptions	(2,938,574)	(400,842,921)	(3,378,826)	(384,695,180)
Net increase	1,222,240	185,246,600	127,321	13,905,424
Institutional 2 Class
Subscriptions	940,648	130,422,369	747,897	89,315,567
Distributions reinvested	252,690	37,054,467	217,657	25,026,231
Redemptions	(609,010)	(82,835,539)	(1,167,158)	(133,737,781)
Net increase (decrease)	584,328	84,641,297	(201,604)	(19,395,983)
Institutional 3 Class
Subscriptions	479,084	67,810,180	434,712	50,495,303
Distributions reinvested	92,198	13,365,074	64,409	7,328,472
Redemptions	(278,716)	(37,504,702)	(217,198)	(24,730,651)
Net increase	292,566	43,670,552	281,923	33,093,124
Class R
Subscriptions	141,187	16,209,102	240,018	22,536,390
Distributions reinvested	94,447	11,127,750	84,346	7,979,128
Redemptions	(293,092)	(33,582,654)	(363,502)	(33,080,772)
Net decrease	(57,458)	(6,245,802)	(39,138)	(2,565,254)
Total net increase	5,648,089	763,941,568	627,013	118,205,067
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Annual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2022	$121.58	(0.48)	(0.88)	(1.36)	—	(15.22)	(15.22)
Year Ended 5/31/2021	$79.11	(0.19)	53.51	53.32	(0.44)	(10.41)	(10.85)
Year Ended 5/31/2020	$67.52	0.41(e)	20.34	20.75	—	(9.16)	(9.16)
Year Ended 5/31/2019	$76.76	(0.03)	(2.02)	(2.05)	—	(7.19)	(7.19)
Year Ended 5/31/2018	$72.96	(0.29)	11.98	11.69	—	(7.89)	(7.89)
Advisor Class
Year Ended 5/31/2022	$116.88	(0.17)	(0.72)	(0.89)	—	(15.52)	(15.52)
Year Ended 5/31/2021	$76.31	0.06	51.57	51.63	(0.52)	(10.54)	(11.06)
Year Ended 5/31/2020	$65.38	0.58(e)	19.69	20.27	—	(9.34)	(9.34)
Year Ended 5/31/2019	$74.50	0.14	(2.00)	(1.86)	—	(7.26)	(7.26)
Year Ended 5/31/2018	$71.01	(0.10)	11.65	11.55	—	(8.06)	(8.06)
Class C
Year Ended 5/31/2022	$69.20	(0.76)	0.51(g)	(0.25)	—	(14.30)	(14.30)
Year Ended 5/31/2021	$48.21	(0.57)	31.78	31.21	(0.20)	(10.02)	(10.22)
Year Ended 5/31/2020	$43.98	(0.10)(e)	13.09	12.99	—	(8.76)	(8.76)
Year Ended 5/31/2019	$52.96	(0.37)	(1.65)	(2.02)	—	(6.96)	(6.96)
Year Ended 5/31/2018	$52.49	(0.60)	8.45	7.85	—	(7.38)	(7.38)
Institutional Class
Year Ended 5/31/2022	$137.04	(0.20)	(1.31)	(1.51)	—	(15.52)	(15.52)
Year Ended 5/31/2021	$88.14	0.07	59.89	59.96	(0.52)	(10.54)	(11.06)
Year Ended 5/31/2020	$74.36	0.67(e)	22.45	23.12	—	(9.34)	(9.34)
Year Ended 5/31/2019	$83.59	0.16	(2.13)	(1.97)	—	(7.26)	(7.26)
Year Ended 5/31/2018	$78.77	(0.11)	12.99	12.88	—	(8.06)	(8.06)
Institutional 2 Class
Year Ended 5/31/2022	$137.89	(0.16)	(1.31)	(1.47)	—	(15.57)	(15.57)
Year Ended 5/31/2021	$88.63	0.11	60.24	60.35	(0.53)	(10.56)	(11.09)
Year Ended 5/31/2020	$74.73	0.71(e)	22.57	23.28	—	(9.38)	(9.38)
Year Ended 5/31/2019	$83.94	0.20	(2.13)	(1.93)	—	(7.28)	(7.28)
Year Ended 5/31/2018	$79.07	(0.07)	13.04	12.97	—	(8.10)	(8.10)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Seligman Technology and Information Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2022	$105.00	(3.34%)	1.17%(c)	1.17%(c),(d)	(0.39%)	16%	$6,373,137
Year Ended 5/31/2021	$121.58	70.10%	1.20%(c)	1.20%(c),(d)	(0.19%)	32%	$7,078,794
Year Ended 5/31/2020	$79.11	31.36%	1.23%(c),(f)	1.23%(c),(d),(f)	0.54%	37%	$4,506,828
Year Ended 5/31/2019	$67.52	(1.50%)	1.25%(c)	1.24%(c),(d)	(0.05%)	37%	$3,759,214
Year Ended 5/31/2018	$76.76	16.85%	1.24%	1.24%(d)	(0.39%)	39%	$3,767,260
Advisor Class
Year Ended 5/31/2022	$100.47	(3.10%)	0.93%(c)	0.93%(c),(d)	(0.14%)	16%	$331,400
Year Ended 5/31/2021	$116.88	70.53%	0.95%(c)	0.95%(c),(d)	0.06%	32%	$317,883
Year Ended 5/31/2020	$76.31	31.69%	0.98%(c),(f)	0.98%(c),(d),(f)	0.79%	37%	$190,471
Year Ended 5/31/2019	$65.38	(1.26%)	0.99%(c)	0.99%(c),(d)	0.21%	37%	$143,228
Year Ended 5/31/2018	$74.50	17.15%	0.99%	0.99%(d)	(0.14%)	39%	$154,144
Class C
Year Ended 5/31/2022	$54.65	(4.08%)	1.92%(c)	1.92%(c),(d)	(1.14%)	16%	$359,106
Year Ended 5/31/2021	$69.20	68.85%	1.94%(c)	1.94%(c),(d)	(0.96%)	32%	$416,301
Year Ended 5/31/2020	$48.21	30.39%	1.98%(c),(f)	1.98%(c),(d),(f)	(0.22%)	37%	$339,268
Year Ended 5/31/2019	$43.98	(2.23%)	1.99%(c)	1.99%(c),(d)	(0.75%)	37%	$344,977
Year Ended 5/31/2018	$52.96	15.98%	1.99%	1.99%(d)	(1.14%)	39%	$957,190
Institutional Class
Year Ended 5/31/2022	$120.01	(3.09%)	0.92%(c)	0.92%(c),(d)	(0.14%)	16%	$1,922,182
Year Ended 5/31/2021	$137.04	70.53%	0.95%(c)	0.95%(c),(d)	0.06%	32%	$2,027,453
Year Ended 5/31/2020	$88.14	31.70%	0.98%(c),(f)	0.98%(c),(d),(f)	0.80%	37%	$1,292,741
Year Ended 5/31/2019	$74.36	(1.25%)	0.99%(c)	0.99%(c),(d)	0.21%	37%	$1,030,165
Year Ended 5/31/2018	$83.59	17.14%	0.99%	0.99%(d)	(0.14%)	39%	$1,205,243
Institutional 2 Class
Year Ended 5/31/2022	$120.85	(3.05%)	0.89%(c)	0.89%(c)	(0.11%)	16%	$351,625
Year Ended 5/31/2021	$137.89	70.60%	0.91%(c)	0.91%(c)	0.09%	32%	$320,652
Year Ended 5/31/2020	$88.63	31.76%	0.94%(c),(f)	0.94%(c),(f)	0.83%	37%	$223,964
Year Ended 5/31/2019	$74.73	(1.20%)	0.95%(c)	0.95%(c)	0.25%	37%	$178,417
Year Ended 5/31/2018	$83.94	17.20%	0.94%	0.94%	(0.09%)	39%	$173,624
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Annual Report 2022	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2022	$136.48	(0.09)	(1.27)	(1.36)	—	(15.63)	(15.63)
Year Ended 5/31/2021	$87.79	0.19	59.63	59.82	(0.54)	(10.59)	(11.13)
Year Ended 5/31/2020	$74.09	0.78(e)	22.33	23.11	—	(9.41)	(9.41)
Year Ended 5/31/2019	$83.26	0.24	(2.12)	(1.88)	—	(7.29)	(7.29)
Year Ended 5/31/2018	$78.48	(0.00)(h)	12.90	12.90	—	(8.12)	(8.12)
Class R
Year Ended 5/31/2022	$113.17	(0.73)	(0.67)	(1.40)	—	(14.92)	(14.92)
Year Ended 5/31/2021	$74.19	(0.42)	50.04	49.62	(0.36)	(10.28)	(10.64)
Year Ended 5/31/2020	$63.78	0.19(e)	19.20	19.39	—	(8.98)	(8.98)
Year Ended 5/31/2019	$73.05	(0.20)	(1.96)	(2.16)	—	(7.11)	(7.11)
Year Ended 5/31/2018	$69.79	(0.46)	11.44	10.98	—	(7.72)	(7.72)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2020	$0.52	$0.50	$0.32	$0.58	$0.58	$0.58	$0.49

(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(h)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Seligman Technology and Information Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2022	$119.49	(3.01%)	0.84%(c)	0.84%(c)	(0.07%)	16%	$135,794
Year Ended 5/31/2021	$136.48	70.67%	0.86%(c)	0.86%(c)	0.17%	32%	$115,173
Year Ended 5/31/2020	$87.79	31.81%	0.89%(c),(f)	0.89%(c),(f)	0.93%	37%	$49,333
Year Ended 5/31/2019	$74.09	(1.14%)	0.90%(c)	0.90%(c)	0.31%	37%	$32,058
Year Ended 5/31/2018	$83.26	17.25%	0.90%	0.90%	(0.00%)(h)	39%	$20,050
Class R
Year Ended 5/31/2022	$96.85	(3.59%)	1.42%(c)	1.42%(c),(d)	(0.64%)	16%	$74,421
Year Ended 5/31/2021	$113.17	69.70%	1.44%(c)	1.44%(c),(d)	(0.44%)	32%	$93,459
Year Ended 5/31/2020	$74.19	31.03%	1.48%(c),(f)	1.48%(c),(d),(f)	0.27%	37%	$64,178
Year Ended 5/31/2019	$63.78	(1.75%)	1.49%(c)	1.49%(c),(d)	(0.29%)	37%	$64,874
Year Ended 5/31/2018	$73.05	16.57%	1.49%	1.49%(d)	(0.64%)	39%	$76,007
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Annual Report 2022	21

Notes to Financial Statements
May 31, 2022
Note 1. Organization
Columbia Seligman Technology and Information Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The
22	Columbia Seligman Technology and Information Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives
Columbia Seligman Technology and Information Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
May 31, 2022
is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund has written option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments
24	Columbia Seligman Technology and Information Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2022:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	519,573
Columbia Seligman Technology and Information Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
May 31, 2022
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	382,916

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	67,574
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2022:
Derivative instrument	Average value ($)*
Options contracts — written	(28,579)

*	Based on the ending daily outstanding amounts for the year ended May 31, 2022.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2022:
Morgan Stanley ($)
Liabilities
Options contracts written	519,573
Total liabilities	519,573
Total financial and derivative net assets	(519,573)
Total collateral received (pledged) (a)	(519,573)
Net amount (b)	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
26	Columbia Seligman Technology and Information Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia Seligman Technology and Information Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
May 31, 2022
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.755% as the Fund’s net assets increase. Effective July 1, 2022, the management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.705% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2022 was 0.823% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
28	Columbia Seligman Technology and Information Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
For the year ended May 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.09
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $2,984.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $14,736,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2022, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	2,532,836
Class C	—	1.00(b)	19,488

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Seligman Technology and Information Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
May 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Class A	1.34%	1.34%
Advisor Class	1.09	1.09
Class C	2.09	2.09
Institutional Class	1.09	1.09
Institutional 2 Class	1.06	1.05
Institutional 3 Class	1.01	1.00
Class R	1.59	1.59
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, late-year ordinary losses, net operating loss reclassification and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
31,948,278	(31,948,278)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
30	Columbia Seligman Technology and Information Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2022			Year Ended May 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
223,351,754	1,064,390,378	1,287,742,132	130,650,547	750,959,728	881,610,275
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	687,114,951	—	4,332,330,293
At May 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
5,215,472,857	4,697,343,939	(365,013,646)	4,332,330,293
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
5,923,225	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,717,716,221 and $2,265,777,260, respectively, for the year ended May 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Seligman Technology and Information Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
May 31, 2022
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,255,556	0.61	9
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended May 31, 2022.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other
32	Columbia Seligman Technology and Information Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Columbia Seligman Technology and Information Fund | Annual Report 2022	33

Notes to Financial Statements  (continued)
May 31, 2022
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
34	Columbia Seligman Technology and Information Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Seligman Technology and Information Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Seligman Technology and Information Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Seligman Technology and Information Fund | Annual Report 2022	35

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
55.32%	53.59%	$1,050,650,557
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
36	Columbia Seligman Technology and Information Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Seligman Technology and Information Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
38	Columbia Seligman Technology and Information Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Seligman Technology and Information Fund | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
40	Columbia Seligman Technology and Information Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Seligman Technology and Information Fund | Annual Report 2022	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
42	Columbia Seligman Technology and Information Fund | Annual Report 2022

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Columbia Seligman Technology and Information Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN219_05_M01_(07/22)

Annual Report
May 31, 2022
Columbia Dividend Opportunity Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Dividend Opportunity Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Dividend Opportunity Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income. The Fund’s secondary objective is growth of income and capital.
Portfolio management
David King, CFA
Lead Portfolio Manager
Managed Fund since 2018
Yan Jin
Portfolio Manager
Managed Fund since 2018
Grace Lee, CAIA
Portfolio Manager
Managed Fund since 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/01/88	9.04	10.24	11.16
	Including sales charges		2.77	8.93	10.50
Advisor Class*		11/08/12	9.32	10.51	11.43
Class C	Excluding sales charges	06/26/00	8.21	9.41	10.34
	Including sales charges		7.25	9.41	10.34
Institutional Class		09/27/10	9.32	10.52	11.45
Institutional 2 Class		08/01/08	9.35	10.57	11.54
Institutional 3 Class*		11/08/12	9.42	10.63	11.55
Class R		08/01/08	8.76	9.96	10.88
MSCI USA High Dividend Yield Index (Net)			4.03	8.87	11.38
Russell 1000 Value Index			0.93	9.50	12.06
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Dividend Opportunity Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2012 — May 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2022)
Common Stocks	93.7
Convertible Preferred Stocks	6.2
Money Market Funds	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2022)
Communication Services	4.8
Consumer Discretionary	6.4
Consumer Staples	13.4
Energy	10.8
Financials	17.4
Health Care	16.3
Industrials	5.7
Information Technology	9.9
Materials	2.7
Real Estate	6.3
Utilities	6.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Dividend Opportunity Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended May 31, 2022, Class A shares of Columbia Dividend Opportunity Fund returned 9.04% excluding sales charges. The Fund outperformed its benchmark, the MSCI USA High Dividend Yield Index (Net), which returned 4.03%, as well as the Russell 1000 Value Index, which returned 0.93% for the same time period.
Market overview
U.S. equities reversed course during the last half of the 12-month period ending May 31, 2022, falling from record highs and ending three consecutive years of robust gains. Energy stocks were the exception, significantly outperforming the overall equity market as measured by the S&P 500 Index. During the first quarter of 2022, for example, the overall sector outperformed the broad market by the largest quarterly margin on record.
Lingering Omicron-related worries were a continual headwind during the last half of the period, as were fears around inflation, durability of growth and the end of more than a decade of zero interest rate policy. Volatility and risk-off sentiment spiked as investor anxiety expanded to include ramifications of the Russia-Ukraine conflict that erupted several months before period-end. Commodity prices surged, particularly for oil and wheat, as the conflict escalated into war and further complicated global supply chains. Oil prices, which already were elevated on supply-demand imbalances, shot through a decade-high of more than $120 per barrel before retreating somewhat.
Despite occasional hints of peaceful resolution to the Russia-Ukraine conflict, as well as a series of strong earnings reports, equities continued a choppy decline until the Federal Reserve (Fed) raised interest rates by 25 basis points in a widely anticipated move at its March meeting. (A basis point is 1/100 of a percent.) Although the announcement and accompanying projections of six additional hikes were hawkish as expected, Fed Chairman Jerome Powell seemingly calmed investors with a more neutral tone and his assessment that the U.S. economy is strong and well-positioned to handle tighter monetary policy.
Any positive sentiment faded at the end of the period, however, as investors increasingly focused on persistent inflation and slowing economic growth, which were exacerbated by yet more supply-chain snarls resulting from China’s zero-COVID lockdown policies.
The energy sector delivered the benchmark’s strongest performance, followed by the health care, utilities and consumer staples sectors. The bottom-performing sectors for the period were the communication services, industrials, financials and information technology sectors.
The Fund’s notable contributors during the period
•	The Fund’s outperformance of its benchmark during the period was driven by its large overweight to, and selections within, the strong performing energy sector.
•	Underweighted allocations, along with stock selection, within the industrials, information technology and materials sectors also benefited Fund results versus the benchmark.
•	The Fund’s positions in energy companies Exxon Mobil Corp., Chevron Corp. and Valero Energy Corp. were top contributors to Fund performance versus the benchmark. All three benefited from the strong surge in oil and gas prices during the period.
•	In information technology, the Fund’s position in Broadcom, Inc. contributed to the Fund’s relative return. Broadcom benefited during the period from rising sales and the overall strength in the semiconductor sector.
•	Also within the information technology sector, the Fund’s underweighted position, relative to the benchmark, in Intel Corp. added to the Fund’s results versus the benchmark. The Fund’s position was sold in the first half of the period.
•	Within the materials sector, agribusiness company Nutrien was among the Fund’s top relative contributors. The company was a beneficiary of the price rise in agricultural products, fertilizer and other commodities that accompanied the rally in oil during the period.
•	Having an underweighted position in broadband provider Comcast Corp., as compared to the benchmark, also helped relative results. The Fund’s position in Comcast was initiated late in the period.
Columbia Dividend Opportunity Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The Fund’s notable detractors during the period
•	The Fund’s underweighted allocation to the health care sector detracted from the Fund’s relative results.
•	An overweighted allocation to, coupled with stock selection in, the financials sector also dampened results versus the benchmark during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Dividend payments are not guaranteed and the amount, if any, can vary over time. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Dividend Opportunity Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2021 — May 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,083.10	1,020.00	5.14	4.99	0.99
Advisor Class	1,000.00	1,000.00	1,084.20	1,021.24	3.85	3.73	0.74
Class C	1,000.00	1,000.00	1,078.90	1,016.26	9.02	8.75	1.74
Institutional Class	1,000.00	1,000.00	1,084.50	1,021.24	3.85	3.73	0.74
Institutional 2 Class	1,000.00	1,000.00	1,084.50	1,021.49	3.59	3.48	0.69
Institutional 3 Class	1,000.00	1,000.00	1,084.60	1,021.69	3.38	3.28	0.65
Class R	1,000.00	1,000.00	1,081.50	1,018.75	6.43	6.24	1.24
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Dividend Opportunity Fund | Annual Report 2022	7

Portfolio of Investments
May 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 93.3%
Issuer	Shares	Value ($)
Communication Services 4.7%
Diversified Telecommunication Services 3.6%
AT&T, Inc.	1,900,000	40,451,000
Verizon Communications, Inc.	950,000	48,725,500
Total		89,176,500
Media 1.1%
Comcast Corp., Class A	650,000	28,782,000
Total Communication Services		117,958,500
Consumer Discretionary 5.8%
Hotels, Restaurants & Leisure 2.3%
Darden Restaurants, Inc.	100,000	12,500,000
McDonald’s Corp.	180,000	45,397,800
Total		57,897,800
Household Durables 0.6%
Newell Brands, Inc.	629,787	13,502,634
Specialty Retail 2.5%
Home Depot, Inc. (The)	210,000	63,577,500
Textiles, Apparel & Luxury Goods 0.4%
Tapestry, Inc.	315,000	10,867,500
Total Consumer Discretionary		145,845,434
Consumer Staples 13.3%
Beverages 5.1%
Coca-Cola Co. (The)	1,050,000	66,549,000
PepsiCo, Inc.	365,000	61,228,750
Total		127,777,750
Food & Staples Retailing 0.5%
Walgreens Boots Alliance, Inc.	300,000	13,149,000
Food Products 2.2%
Bunge Ltd.	165,000	19,522,800
JM Smucker Co. (The)	90,000	11,283,300
Kraft Heinz Co. (The)	625,000	23,643,750
Total		54,449,850
Household Products 3.0%
Procter & Gamble Co. (The)	500,000	73,940,000
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 2.5%
Altria Group, Inc.	365,000	19,742,850
Philip Morris International, Inc.	415,000	44,093,750
Total		63,836,600
Total Consumer Staples		333,153,200
Energy 10.7%
Oil, Gas & Consumable Fuels 10.7%
Chevron Corp.	475,000	82,963,500
Exxon Mobil Corp.	1,200,000	115,200,000
Pioneer Natural Resources Co.	90,000	25,014,600
Shell PLC, ADR	225,000	13,324,500
Valero Energy Corp.	250,000	32,400,000
Total		268,902,600
Total Energy		268,902,600
Financials 17.3%
Banks 8.9%
Bank of America Corp.	675,000	25,110,000
JPMorgan Chase & Co.	680,000	89,916,400
M&T Bank Corp.	140,000	25,195,800
PNC Financial Services Group, Inc. (The)	175,000	30,696,750
Truist Financial Corp.	515,000	25,616,100
U.S. Bancorp	500,000	26,535,000
Total		223,070,050
Capital Markets 4.8%
Ares Capital Corp.	625,000	12,112,500
BlackRock, Inc.	33,000	22,079,640
Blackstone, Inc.	175,000	20,613,250
Morgan Stanley	525,000	45,223,500
State Street Corp.	285,000	20,659,650
Total		120,688,540
Consumer Finance 0.5%
OneMain Holdings, Inc.	275,000	12,116,500
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Dividend Opportunity Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 2.6%
MetLife, Inc.	365,000	24,597,350
Principal Financial Group, Inc.	280,000	20,420,400
Progressive Corp. (The)	165,000	19,697,700
Total		64,715,450
Mortgage Real Estate Investment Trusts (REITS) 0.5%
Starwood Property Trust, Inc.	550,000	13,139,500
Total Financials		433,730,040
Health Care 14.3%
Biotechnology 2.7%
AbbVie, Inc.	450,000	66,316,500
Health Care Providers & Services 1.0%
CVS Health Corp.	265,000	25,638,750
Pharmaceuticals 10.6%
Bristol-Myers Squibb Co.	700,000	52,815,000
Johnson & Johnson	500,000	89,765,000
Merck & Co., Inc.	625,000	57,518,750
Pfizer, Inc.	1,225,000	64,974,000
Total		265,072,750
Total Health Care		357,028,000
Industrials 5.1%
Aerospace & Defense 1.2%
Huntington Ingalls Industries, Inc.	62,500	13,153,750
Raytheon Technologies Corp.	185,000	17,597,200
Total		30,750,950
Air Freight & Logistics 2.2%
CH Robinson Worldwide, Inc.	120,000	13,021,200
United Parcel Service, Inc., Class B	235,000	42,828,750
Total		55,849,950
Electrical Equipment 0.7%
Eaton Corp. PLC	125,000	17,325,000
Machinery 0.5%
AGCO Corp.	100,000	12,812,999
Road & Rail 0.5%
Union Pacific Corp.	55,000	12,087,900
Total Industrials		128,826,799
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 9.9%
Communications Equipment 2.3%
Cisco Systems, Inc.	1,000,000	45,050,000
Juniper Networks, Inc.	410,000	12,578,800
Total		57,628,800
Electronic Equipment, Instruments & Components 0.6%
Corning, Inc.	375,000	13,432,500
IT Services 1.3%
International Business Machines Corp.	235,000	32,627,400
Semiconductors & Semiconductor Equipment 4.1%
Broadcom, Inc.	87,500	50,761,375
QUALCOMM, Inc.	135,000	19,334,700
Texas Instruments, Inc.	185,000	32,700,600
Total		102,796,675
Technology Hardware, Storage & Peripherals 1.6%
HP, Inc.	675,000	26,217,000
Seagate Technology Holdings PLC	165,000	13,970,550
Total		40,187,550
Total Information Technology		246,672,925
Materials 2.7%
Chemicals 2.2%
Dow, Inc.	375,000	25,492,500
International Flavors & Fragrances, Inc.	100,000	13,217,000
Nutrien Ltd.	172,500	16,765,275
Total		55,474,775
Metals & Mining 0.5%
Newmont Corp.	185,000	12,552,250
Total Materials		68,027,025
Real Estate 6.3%
Equity Real Estate Investment Trusts (REITS) 6.3%
Alexandria Real Estate Equities, Inc.	75,000	12,446,250
AvalonBay Communities, Inc.	50,000	10,398,000
Crown Castle International Corp.	140,000	26,551,000
Kimco Realty Corp.	575,000	13,598,750
Life Storage, Inc.	135,000	15,762,600
Medical Properties Trust, Inc.	925,000	17,186,500
Simon Property Group, Inc.	190,000	21,783,500

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
May 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
VICI Properties, Inc.	675,000	20,823,750
Welltower, Inc.	215,000	19,154,350
Total		157,704,700
Total Real Estate		157,704,700
Utilities 3.2%
Electric Utilities 3.2%
American Electric Power Co., Inc.	200,000	20,406,000
Duke Energy Corp.	225,000	25,317,000
Entergy Corp.	175,000	21,056,000
FirstEnergy Corp.	300,000	12,888,000
Total		79,667,000
Total Utilities		79,667,000
Total Common Stocks (Cost $1,789,594,333)		2,337,516,223

Convertible Preferred Stocks 6.1%
Issuer		Shares	Value ($)
Consumer Discretionary 0.5%
Auto Components 0.5%
Aptiv PLC	5.500%	115,000	14,124,300
Total Consumer Discretionary			14,124,300
Health Care 2.0%
Health Care Equipment & Supplies 1.3%
Becton Dickinson and Co.	6.000%	250,000	12,902,500
Boston Scientific Corp.	5.500%	175,000	19,187,000
Total			32,089,500
Life Sciences Tools & Services 0.7%
Danaher Corp.	5.000%	12,500	17,748,774
Total Health Care			49,838,274
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Industrials 0.5%
Professional Services 0.5%
Clarivate PLC	5.250%	200,000	12,030,000
Total Industrials			12,030,000
Utilities 3.1%
Electric Utilities 0.5%
NextEra Energy, Inc.	6.219%	250,000	12,267,500
Multi-Utilities 2.6%
DTE Energy Co.	6.250%	750,000	39,442,500
NiSource, Inc.	7.750%	215,000	25,438,800
Total			64,881,300
Total Utilities			77,148,800
Total Convertible Preferred Stocks (Cost $140,751,816)			153,141,374

Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.852%(a),(b)	3,122,975	3,121,726
Total Money Market Funds (Cost $3,121,726)		3,121,726
Total Investments in Securities (Cost: $1,933,467,875)		2,493,779,323
Other Assets & Liabilities, Net		12,564,587
Net Assets		2,506,343,910

Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at May 31, 2022.
(b)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.852%
	3,382,291	520,747,666	(521,008,231)	—	3,121,726	(3,647)	26,454	3,122,975
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Dividend Opportunity Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	117,958,500	—	—	117,958,500
Consumer Discretionary	145,845,434	—	—	145,845,434
Consumer Staples	333,153,200	—	—	333,153,200
Energy	268,902,600	—	—	268,902,600
Financials	433,730,040	—	—	433,730,040
Health Care	357,028,000	—	—	357,028,000
Industrials	128,826,799	—	—	128,826,799
Information Technology	246,672,925	—	—	246,672,925
Materials	68,027,025	—	—	68,027,025
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
May 31, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Real Estate	157,704,700	—	—	157,704,700
Utilities	79,667,000	—	—	79,667,000
Total Common Stocks	2,337,516,223	—	—	2,337,516,223
Convertible Preferred Stocks
Consumer Discretionary	—	14,124,300	—	14,124,300
Health Care	—	49,838,274	—	49,838,274
Industrials	—	12,030,000	—	12,030,000
Utilities	—	77,148,800	—	77,148,800
Total Convertible Preferred Stocks	—	153,141,374	—	153,141,374
Money Market Funds	3,121,726	—	—	3,121,726
Total Investments in Securities	2,340,637,949	153,141,374	—	2,493,779,323
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Dividend Opportunity Fund | Annual Report 2022

Statement of Assets and Liabilities
May 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,930,346,149)	$2,490,657,597
Affiliated issuers (cost $3,121,726)	3,121,726
Receivable for:
Investments sold	5,151,190
Capital shares sold	2,532,607
Dividends	9,518,096
Foreign tax reclaims	1,472,367
Prepaid expenses	15,654
Total assets	2,512,469,237
Liabilities
Payable for:
Investments purchased	3,058,902
Capital shares purchased	2,302,914
Management services fees	174,103
Distribution and/or service fees	51,085
Transfer agent fees	192,205
Compensation of board members	286,377
Other expenses	59,741
Total liabilities	6,125,327
Net assets applicable to outstanding capital stock	$2,506,343,910
Represented by
Paid in capital	1,824,402,312
Total distributable earnings (loss)	681,941,598
Total - representing net assets applicable to outstanding capital stock	$2,506,343,910
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2022	13

Statement of Assets and Liabilities  (continued)
May 31, 2022
Class A
Net assets	$1,391,269,832
Shares outstanding	36,346,973
Net asset value per share	$38.28
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$40.62
Advisor Class
Net assets	$113,675,448
Shares outstanding	2,890,514
Net asset value per share	$39.33
Class C
Net assets	$94,619,831
Shares outstanding	2,553,454
Net asset value per share	$37.06
Institutional Class
Net assets	$597,310,770
Shares outstanding	15,500,019
Net asset value per share	$38.54
Institutional 2 Class
Net assets	$123,164,844
Shares outstanding	3,185,629
Net asset value per share	$38.66
Institutional 3 Class
Net assets	$146,213,949
Shares outstanding	3,703,533
Net asset value per share	$39.48
Class R
Net assets	$40,089,236
Shares outstanding	1,048,061
Net asset value per share	$38.25
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Dividend Opportunity Fund | Annual Report 2022

Statement of Operations
Year Ended May 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$90,373,086
Dividends — affiliated issuers	26,454
Foreign taxes withheld	(197,502)
Total income	90,202,038
Expenses:
Management services fees	15,680,027
Distribution and/or service fees
Class A	3,459,186
Class C	979,182
Class R	198,848
Transfer agent fees
Class A	1,256,518
Advisor Class	99,098
Class C	88,961
Institutional Class	525,399
Institutional 2 Class	72,264
Institutional 3 Class	8,710
Class R	36,116
Compensation of board members	38,294
Custodian fees	19,031
Printing and postage fees	118,389
Registration fees	134,928
Audit fees	48,606
Legal fees	34,287
Interest on interfund lending	40
Compensation of chief compliance officer	380
Other	33,436
Total expenses	22,831,700
Fees waived by transfer agent
Institutional 2 Class	(20,880)
Institutional 3 Class	(8,710)
Expense reduction	(60)
Total net expenses	22,802,050
Net investment income	67,399,988
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	203,400,217
Investments — affiliated issuers	(3,647)
Foreign currency translations	(4,684)
Net realized gain	203,391,886
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(55,680,022)
Foreign currency translations	(198,209)
Net change in unrealized appreciation (depreciation)	(55,878,231)
Net realized and unrealized gain	147,513,655
Net increase in net assets resulting from operations	$214,913,643
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2022	15

Statement of Changes in Net Assets
	Year Ended May 31, 2022	Year Ended May 31, 2021
Operations
Net investment income	$67,399,988	$67,707,481
Net realized gain	203,391,886	139,339,041
Net change in unrealized appreciation (depreciation)	(55,878,231)	468,261,544
Net increase in net assets resulting from operations	214,913,643	675,308,066
Distributions to shareholders
Net investment income and net realized gains
Class A	(164,397,027)	(49,780,115)
Advisor Class	(12,767,220)	(3,897,357)
Class C	(11,089,843)	(5,293,570)
Institutional Class	(69,373,878)	(22,245,291)
Institutional 2 Class	(16,037,196)	(5,332,881)
Institutional 3 Class	(18,019,787)	(5,391,902)
Class R	(4,652,665)	(1,377,614)
Total distributions to shareholders	(296,337,616)	(93,318,730)
Increase (decrease) in net assets from capital stock activity	107,105,162	(293,283,708)
Total increase in net assets	25,681,189	288,705,628
Net assets at beginning of year	2,480,662,721	2,191,957,093
Net assets at end of year	$2,506,343,910	$2,480,662,721
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Dividend Opportunity Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2022		May 31, 2021
	Shares	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,227,538	85,824,916	3,312,812	116,269,170
Distributions reinvested	4,319,885	160,563,998	1,478,968	48,709,943
Redemptions	(4,740,677)	(184,402,807)	(8,574,790)	(285,007,347)
Net increase (decrease)	1,806,746	61,986,107	(3,783,010)	(120,028,234)
Advisor Class
Subscriptions	660,642	26,112,531	770,384	26,366,060
Distributions reinvested	333,065	12,711,577	114,776	3,885,061
Redemptions	(774,394)	(31,055,700)	(737,784)	(25,510,345)
Net increase	219,313	7,768,408	147,376	4,740,776
Class C
Subscriptions	605,451	22,724,414	399,142	13,486,287
Distributions reinvested	301,735	10,863,141	161,820	5,160,333
Redemptions	(1,050,865)	(39,545,239)	(3,324,000)	(112,033,671)
Net decrease	(143,679)	(5,957,684)	(2,763,038)	(93,387,051)
Institutional Class
Subscriptions	3,536,655	137,420,967	3,044,783	104,655,194
Distributions reinvested	1,733,429	64,857,694	622,962	20,632,493
Redemptions	(4,048,659)	(159,221,847)	(5,894,727)	(197,308,230)
Net increase (decrease)	1,221,425	43,056,814	(2,226,982)	(72,020,543)
Institutional 2 Class
Subscriptions	581,309	22,838,793	736,609	24,847,911
Distributions reinvested	365,385	13,710,246	139,034	4,613,672
Redemptions	(1,115,634)	(43,565,011)	(1,148,652)	(38,925,629)
Net decrease	(168,940)	(7,015,972)	(273,009)	(9,464,046)
Institutional 3 Class
Subscriptions	996,555	39,704,663	611,990	21,201,167
Distributions reinvested	438,620	16,801,049	148,415	5,027,936
Redemptions	(1,280,795)	(50,753,698)	(768,172)	(26,458,210)
Net increase (decrease)	154,380	5,752,014	(7,767)	(229,107)
Class R
Subscriptions	109,885	4,223,855	121,921	4,116,264
Distributions reinvested	124,613	4,628,174	41,561	1,369,770
Redemptions	(189,210)	(7,336,554)	(250,217)	(8,381,537)
Net increase (decrease)	45,288	1,515,475	(86,735)	(2,895,503)
Total net increase (decrease)	3,134,533	107,105,162	(8,993,165)	(293,283,708)

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A(c)
Year Ended 5/31/2022	$39.82	1.04	2.32	3.36	(1.05)	(3.85)	(4.90)
Year Ended 5/31/2021	$30.78	1.01	9.43	10.44	(1.12)	(0.28)	(1.40)
Year Ended 5/31/2020	$35.23	1.20	(1.17)	0.03	(1.12)	(3.36)	(4.48)
Year Ended 5/31/2019	$38.24	1.08	0.15	1.23	(1.24)	(3.00)	(4.24)
Year Ended 5/31/2018	$39.68	1.40	1.72	3.12	(1.44)	(3.12)	(4.56)
Advisor Class(c)
Year Ended 5/31/2022	$40.78	1.17	2.38	3.55	(1.15)	(3.85)	(5.00)
Year Ended 5/31/2021	$31.49	1.12	9.65	10.77	(1.20)	(0.28)	(1.48)
Year Ended 5/31/2020	$35.96	1.32	(1.23)	0.09	(1.20)	(3.36)	(4.56)
Year Ended 5/31/2019	$38.94	1.20	0.14	1.34	(1.32)	(3.00)	(4.32)
Year Ended 5/31/2018	$40.32	1.52	1.74	3.26	(1.52)	(3.12)	(4.64)
Class C(c)
Year Ended 5/31/2022	$38.69	0.72	2.25	2.97	(0.75)	(3.85)	(4.60)
Year Ended 5/31/2021	$29.93	0.74	9.18	9.92	(0.88)	(0.28)	(1.16)
Year Ended 5/31/2020	$34.34	0.92	(1.13)	(0.21)	(0.84)	(3.36)	(4.20)
Year Ended 5/31/2019	$37.37	0.80	0.13	0.93	(0.96)	(3.00)	(3.96)
Year Ended 5/31/2018	$38.86	1.08	1.67	2.75	(1.12)	(3.12)	(4.24)
Institutional Class(c)
Year Ended 5/31/2022	$40.06	1.15	2.33	3.48	(1.15)	(3.85)	(5.00)
Year Ended 5/31/2021	$30.95	1.10	9.49	10.59	(1.20)	(0.28)	(1.48)
Year Ended 5/31/2020	$35.42	1.28	(1.19)	0.09	(1.20)	(3.36)	(4.56)
Year Ended 5/31/2019	$38.42	1.20	0.12	1.32	(1.32)	(3.00)	(4.32)
Year Ended 5/31/2018	$39.84	1.52	1.70	3.22	(1.52)	(3.12)	(4.64)
Institutional 2 Class(c)
Year Ended 5/31/2022	$40.18	1.17	2.33	3.50	(1.17)	(3.85)	(5.02)
Year Ended 5/31/2021	$31.04	1.12	9.52	10.64	(1.22)	(0.28)	(1.50)
Year Ended 5/31/2020	$35.50	1.32	(1.18)	0.14	(1.24)	(3.36)	(4.60)
Year Ended 5/31/2019	$38.49	1.20	0.17	1.37	(1.36)	(3.00)	(4.36)
Year Ended 5/31/2018	$39.91	1.52	1.74	3.26	(1.56)	(3.12)	(4.68)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Dividend Opportunity Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Year Ended 5/31/2022	$38.28	9.04%	0.99%(d)	0.99%(d),(e)	2.64%	41%	$1,391,270
Year Ended 5/31/2021	$39.82	34.85%	1.01%	1.01%(e)	2.98%	51%	$1,375,445
Year Ended 5/31/2020	$30.78	(0.90%)	1.00%	1.00%(e)	3.44%	47%	$1,179,625
Year Ended 5/31/2019	$35.23	3.47%	0.99%	0.99%(e)	2.92%	66%	$1,424,224
Year Ended 5/31/2018	$38.24	7.96%	0.98%(f)	0.98%(e),(f)	3.54%	65%	$1,612,108
Advisor Class(c)
Year Ended 5/31/2022	$39.33	9.32%	0.74%(d)	0.74%(d),(e)	2.89%	41%	$113,675
Year Ended 5/31/2021	$40.78	35.31%	0.76%	0.76%(e)	3.23%	51%	$108,945
Year Ended 5/31/2020	$31.49	(0.74%)	0.75%	0.75%(e)	3.72%	47%	$79,477
Year Ended 5/31/2019	$35.96	3.77%	0.74%	0.74%(e)	3.18%	66%	$82,497
Year Ended 5/31/2018	$38.94	8.20%	0.73%(f)	0.73%(e),(f)	3.76%	65%	$114,441
Class C(c)
Year Ended 5/31/2022	$37.06	8.21%	1.74%(d)	1.74%(d),(e)	1.89%	41%	$94,620
Year Ended 5/31/2021	$38.69	34.05%	1.76%	1.76%(e)	2.26%	51%	$104,339
Year Ended 5/31/2020	$29.93	(1.67%)	1.75%	1.75%(e)	2.68%	47%	$163,439
Year Ended 5/31/2019	$34.34	2.64%	1.74%	1.74%(e)	2.18%	66%	$219,222
Year Ended 5/31/2018	$37.37	7.08%	1.73%(f)	1.73%(e),(f)	2.80%	65%	$312,766
Institutional Class(c)
Year Ended 5/31/2022	$38.54	9.32%	0.74%(d)	0.74%(d),(e)	2.89%	41%	$597,311
Year Ended 5/31/2021	$40.06	35.26%	0.76%	0.76%(e)	3.23%	51%	$572,007
Year Ended 5/31/2020	$30.95	(0.63%)	0.75%	0.75%(e)	3.68%	47%	$510,928
Year Ended 5/31/2019	$35.42	3.71%	0.74%	0.74%(e)	3.18%	66%	$647,702
Year Ended 5/31/2018	$38.42	8.19%	0.73%(f)	0.73%(e),(f)	3.83%	65%	$815,788
Institutional 2 Class(c)
Year Ended 5/31/2022	$38.66	9.35%	0.70%(d)	0.69%(d)	2.94%	41%	$123,165
Year Ended 5/31/2021	$40.18	35.37%	0.72%	0.71%	3.29%	51%	$134,775
Year Ended 5/31/2020	$31.04	(0.69%)	0.71%	0.70%	3.76%	47%	$112,602
Year Ended 5/31/2019	$35.50	3.87%	0.70%	0.69%	3.22%	66%	$116,907
Year Ended 5/31/2018	$38.49	8.24%	0.69%(f)	0.68%(f)	3.86%	65%	$160,493
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2022	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class(c)
Year Ended 5/31/2022	$40.92	1.21	2.39	3.60	(1.19)	(3.85)	(5.04)
Year Ended 5/31/2021	$31.59	1.16	9.68	10.84	(1.23)	(0.28)	(1.51)
Year Ended 5/31/2020	$36.06	1.36	(1.23)	0.13	(1.24)	(3.36)	(4.60)
Year Ended 5/31/2019	$39.03	1.24	0.15	1.39	(1.36)	(3.00)	(4.36)
Year Ended 5/31/2018	$40.41	1.56	1.74	3.30	(1.56)	(3.12)	(4.68)
Class R(c)
Year Ended 5/31/2022	$39.79	0.94	2.32	3.26	(0.95)	(3.85)	(4.80)
Year Ended 5/31/2021	$30.76	0.92	9.43	10.35	(1.04)	(0.28)	(1.32)
Year Ended 5/31/2020	$35.20	1.12	(1.16)	(0.04)	(1.04)	(3.36)	(4.40)
Year Ended 5/31/2019	$38.20	1.00	0.12	1.12	(1.12)	(3.00)	(4.12)
Year Ended 5/31/2018	$39.65	1.28	1.71	2.99	(1.32)	(3.12)	(4.44)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Dividend Opportunity Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Year Ended 5/31/2022	$39.48	9.42%	0.65%(d)	0.65%(d)	2.97%	41%	$146,214
Year Ended 5/31/2021	$40.92	35.36%	0.67%	0.66%	3.33%	51%	$145,247
Year Ended 5/31/2020	$31.59	(0.63%)	0.66%	0.65%	3.83%	47%	$112,370
Year Ended 5/31/2019	$36.06	3.87%	0.65%	0.64%	3.28%	66%	$112,951
Year Ended 5/31/2018	$39.03	8.40%	0.64%(f)	0.63%(f)	3.86%	65%	$132,205
Class R(c)
Year Ended 5/31/2022	$38.25	8.76%	1.24%(d)	1.24%(d),(e)	2.39%	41%	$40,089
Year Ended 5/31/2021	$39.79	34.60%	1.26%	1.26%(e)	2.73%	51%	$39,905
Year Ended 5/31/2020	$30.76	(1.19%)	1.25%	1.25%(e)	3.21%	47%	$33,516
Year Ended 5/31/2019	$35.20	3.21%	1.24%	1.24%(e)	2.67%	66%	$38,093
Year Ended 5/31/2018	$38.20	7.69%	1.23%(f)	1.23%(e),(f)	3.28%	65%	$43,418
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2022	21

Notes to Financial Statements
May 31, 2022
Note 1. Organization
Columbia Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The
22	Columbia Dividend Opportunity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Dividend Opportunity Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
May 31, 2022
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2022 was 0.63% of the Fund’s average daily net assets.
24	Columbia Dividend Opportunity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through September 30, 2022, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.04% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended May 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.04
Institutional 3 Class	0.00
Class R	0.09
Columbia Dividend Opportunity Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
May 31, 2022
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $60.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $797,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2022, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	612,382
Class C	—	1.00(b)	5,352

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Class A	1.06%	1.11%
Advisor Class	0.81	0.86
Class C	1.81	1.86
Institutional Class	0.81	0.86
Institutional 2 Class	0.76	0.79
Institutional 3 Class	0.72	0.75
Class R	1.31	1.36
26	Columbia Dividend Opportunity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitments, effective through September 30, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments, principal and/or interest of fixed income securities, foreign currency transactions and deemed distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(657,720)	657,720	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2022			Year Ended May 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
66,305,482	230,032,134	296,337,616	75,354,353	17,964,377	93,318,730
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
10,879,279	113,941,122	—	557,493,243
Columbia Dividend Opportunity Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
May 31, 2022
At May 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,936,286,080	598,190,313	(40,697,070)	557,493,243
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,002,391,673 and $1,127,039,120, respectively, for the year ended May 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,400,000	0.61	1
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2022.
28	Columbia Dividend Opportunity Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended May 31, 2022.
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other
Columbia Dividend Opportunity Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
May 31, 2022
infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At May 31, 2022, affiliated shareholders of record owned 55.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Dividend Opportunity Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Dividend Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Dividend Opportunity Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Dividend Opportunity Fund | Annual Report 2022	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$213,366,927
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Dividend Opportunity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Dividend Opportunity Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
34	Columbia Dividend Opportunity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Dividend Opportunity Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Dividend Opportunity Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Dividend Opportunity Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
38	Columbia Dividend Opportunity Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Dividend Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN140_05_M01_(07/22)

Annual Report
May 31, 2022
Columbia High Yield Bond Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia High Yield Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia High Yield Bond Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2010
Daniel DeYoung
Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended May 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/08/83	-4.78	3.03	4.85
	Including sales charges		-9.30	2.03	4.33
Advisor Class		12/11/06	-4.58	3.27	5.07
Class C	Excluding sales charges	06/26/00	-5.54	2.27	4.10
	Including sales charges		-6.45	2.27	4.10
Institutional Class		09/27/10	-4.55	3.27	5.10
Institutional 2 Class		12/11/06	-4.51	3.36	5.16
Institutional 3 Class*		11/08/12	-4.44	3.45	5.25
Class R		12/11/06	-5.07	2.76	4.58
ICE BofA U.S. Cash Pay High Yield Constrained Index			-4.93	3.40	5.33
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofA U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia High Yield Bond Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2012 — May 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2022)
Convertible Bonds	0.8
Corporate Bonds & Notes	91.4
Exchange-Traded Fixed Income Funds	0.9
Foreign Government Obligations	0.5
Money Market Funds	3.8
Senior Loans	2.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at May 31, 2022)
BBB rating	1.0
BB rating	43.6
B rating	39.8
CCC rating	15.6
C rating	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia High Yield Bond Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At May 31, 2022, approximately 36.90% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended May 31, 2022, Class A shares of Columbia High Yield Bond Fund returned -4.78% excluding sales charges. The Fund outperformed the -4.93% return for the ICE BofA U.S. Cash Pay High Yield Constrained Index.
Market overview
The downturn in high-yield bonds reflected the combination of both rising U.S. Treasury yields and widening yield spreads. Elevated inflation data and ongoing labor market normalization drove Treasury rates sharply higher in anticipation of tighter U.S. Federal Reserve (Fed) policy. The Fed reset investor expectations around the pace of tightening in early 2022, indicating a high likelihood of multiple rate increases before year-end. At the same time, spreads in the high-yield market widened in response to Russia’s invasion of Ukraine and weakening sentiment regarding stocks and other higher risk investments. On the positive side, default rates remained low, the ratio of ratings upgrades to downgrades was positive, and new-issue supply was relatively limited.
With the exception of the energy sector, which was boosted by a spike in the prices of the underlying commodities, all high-yield sectors experienced negative total returns. Transportation, real estate, insurance, and leisure, all of which have lower duration (interest-rate sensitivity) than the overall market, also outperformed. Conversely, sectors with above-average duration, such as banking, retail, media, health care, and consumer goods, underperformed. Lower quality issuers lagged, with BB, B and CCC rated issues returning -4.49%, -4.89% and -7.73%, respectively.
In terms of portfolio activity, our additions were generally opportunistic or idiosyncratic in nature. We participated in what we believed were attractive, risk-adjusted opportunities in the new-issue market, and we sought to take advantage of dislocations during periods of volatility. As a result of these shifts, the Fund’s allocations to the services, technology, health care, and insurance sectors increased. We funded this activity by selling bonds that were upgraded to investment-grade status, contributing to reduced weightings in the energy, consumer goods, media, and health care sectors.
The Fund maintained a generally defensive risk profile relative to the market, which translated to a yield that was lower than that of the benchmark. We believed this approach was appropriate at a time of elevated energy prices, a potential slowdown in consumer spending, high inflation, and uncertainty surrounding Fed policy. While the Fund was overweight in CCC rated issues, we maintained a defensive stance within the category. Given the underperformance of lower rated issues in the second half of the period, we considered issuer-specific opportunities among B and CCC rated debt. However, we sought to keep the Fund’s overall risk profile relatively stable due to the challenges facing the market. We kept the portfolio’s duration in line with that of the benchmark to minimize relative interest rate risk. The Fund closed the period with a slightly higher-than-normal cash position, as we wanted to maintain the flexibility to capitalize on further market weakness.
The Fund’s notable contributors during the period
•	Positioning in the health care sector made the largest contribution, led by holdings in defensive pharmaceutical issues.
•	An underweight allocation to retailers, in conjunction with the Fund’s lack of exposure to several fundamentally challenged issuers in the sector, were also meaningful contributors.
•	An underweight in the telecommunications sector added value, with most of the individual contributors being underweights or zero weightings in issuers with weaker fundamentals.
•	Selection in the services and information technology sectors further contributed.
Columbia High Yield Bond Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The Fund’s notable detractors during the period
•	Selection within the media sector detracted from relative performance. An overweight allocation to a cable/satellite issuer that underperformed due to idiosyncratic factors was the primary detractor.
•	An underweight allocation to the real estate sector also hurt results.
•	In addition, underweight allocations to both the refining and oil field services sectors detracted at a time of rising oil prices.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia High Yield Bond Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2021 — May 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	943.80	1,019.95	4.85	5.04	1.00
Advisor Class	1,000.00	1,000.00	944.60	1,021.19	3.64	3.78	0.75
Class C	1,000.00	1,000.00	939.90	1,016.21	8.46	8.80	1.75
Institutional Class	1,000.00	1,000.00	944.10	1,021.19	3.64	3.78	0.75
Institutional 2 Class	1,000.00	1,000.00	945.10	1,021.54	3.30	3.43	0.68
Institutional 3 Class	1,000.00	1,000.00	945.50	1,021.79	3.06	3.18	0.63
Class R	1,000.00	1,000.00	942.10	1,018.70	6.05	6.29	1.25
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia High Yield Bond Fund | Annual Report 2022	7

Portfolio of Investments
May 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Convertible Bonds 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.8%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	15,863,000	11,958,082
Total Convertible Bonds (Cost $14,339,550)			11,958,082

Corporate Bonds & Notes 90.1%

Aerospace & Defense 2.1%
Bombardier, Inc.(a)
04/15/2027	7.875%	5,318,000	4,873,300
02/15/2028	6.000%	669,000	563,031
TransDigm UK Holdings PLC
05/15/2026	6.875%	1,017,000	1,026,416
TransDigm, Inc.(a)
03/15/2026	6.250%	11,043,000	11,234,543
TransDigm, Inc.
06/15/2026	6.375%	8,153,000	8,093,342
11/15/2027	5.500%	2,414,000	2,311,605
01/15/2029	4.625%	1,356,000	1,217,695
05/01/2029	4.875%	2,706,000	2,428,426
Total			31,748,358
Airlines 2.4%
Air Canada(a)
08/15/2026	3.875%	3,955,000	3,682,891
American Airlines, Inc.(a)
07/15/2025	11.750%	3,096,000	3,516,997
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	13,367,486	13,228,149
04/20/2029	5.750%	296,305	286,309
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2025	4.500%	4,940,000	4,928,564
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	5,251,529	5,220,539
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(a)
06/20/2027	6.500%	3,279,858	3,329,939
United Airlines, Inc.(a)
04/15/2026	4.375%	2,974,000	2,871,510
Total			37,064,898
Automotive 4.0%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	1,716,000	1,652,654
04/01/2027	6.500%	203,000	192,879
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clarios Global LP(a)
05/15/2025	6.750%	2,270,000	2,287,118
Ford Motor Co.
02/12/2032	3.250%	3,108,000	2,629,054
01/15/2043	4.750%	4,357,000	3,594,902
Ford Motor Credit Co. LLC
03/18/2024	5.584%	4,661,000	4,733,327
11/01/2024	4.063%	1,261,000	1,242,795
06/16/2025	5.125%	1,781,000	1,783,853
11/13/2025	3.375%	4,360,000	4,180,727
01/08/2026	4.389%	2,745,000	2,658,074
05/28/2027	4.950%	1,375,000	1,369,011
08/17/2027	4.125%	5,119,000	4,850,393
02/16/2028	2.900%	2,325,000	2,034,128
11/13/2030	4.000%	3,180,000	2,855,917
Goodyear Tire & Rubber Co. (The)
07/15/2029	5.000%	1,512,000	1,388,316
IAA Spinco, Inc.(a)
06/15/2027	5.500%	3,971,000	3,846,521
Jaguar Land Rover Automotive PLC(a)
07/15/2029	5.500%	1,825,000	1,441,360
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	10,205,000	10,233,370
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2027	8.500%	4,347,000	4,334,002
Tenneco, Inc.(a)
01/15/2029	7.875%	3,762,000	3,781,203
Total			61,089,604
Brokerage/Asset Managers/Exchanges 1.1%
AG Issuer LLC(a)
03/01/2028	6.250%	985,000	922,058
Hightower Holding LLC(a)
04/15/2029	6.750%	4,062,000	3,480,961
NFP Corp.(a)
08/15/2028	4.875%	4,122,000	3,848,524
08/15/2028	6.875%	10,440,000	9,069,060
Total			17,320,603
Building Materials 1.4%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	7,798,000	7,346,838
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	2,198,000	2,143,948
Interface, Inc.(a)
12/01/2028	5.500%	551,000	489,350
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia High Yield Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SRS Distribution, Inc.(a)
07/01/2028	4.625%	5,453,000	5,017,221
07/01/2029	6.125%	2,615,000	2,228,303
12/01/2029	6.000%	3,708,000	3,194,663
White Cap Buyer LLC(a)
10/15/2028	6.875%	1,687,000	1,503,486
Total			21,923,809
Cable and Satellite 7.2%
CCO Holdings LLC/Capital Corp.(a)
05/01/2026	5.500%	1,596,000	1,596,900
06/01/2029	5.375%	6,200,000	6,022,529
03/01/2030	4.750%	11,138,000	10,274,476
08/15/2030	4.500%	4,484,000	4,047,002
02/01/2032	4.750%	4,106,000	3,659,410
CSC Holdings LLC(a)
02/01/2029	6.500%	13,364,000	13,144,784
01/15/2030	5.750%	2,571,000	2,149,911
12/01/2030	4.125%	1,315,000	1,131,711
02/15/2031	3.375%	7,622,000	6,220,929
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	2,073,000	1,954,208
DISH DBS Corp.(a)
12/01/2028	5.750%	7,832,000	6,404,099
DISH DBS Corp.
06/01/2029	5.125%	7,540,000	5,327,590
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	7,847,000	7,276,876
09/15/2028	6.500%	6,960,000	5,788,782
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	3,338,000	3,133,353
08/01/2027	5.000%	1,035,000	1,030,590
07/01/2030	4.125%	6,167,000	5,559,418
Videotron Ltd.(a)
06/15/2029	3.625%	2,214,000	1,893,491
Virgin Media Finance PLC(a)
07/15/2030	5.000%	7,349,000	6,561,750
VZ Secured Financing BV(a)
01/15/2032	5.000%	7,667,000	6,942,861
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	3,470,000	3,084,666
Ziggo BV(a)
01/15/2030	4.875%	7,741,000	7,170,701
Total			110,376,037
Chemicals 2.7%
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	2,346,000	2,067,088
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	2,767,000	2,634,800
Element Solutions, Inc.(a)
09/01/2028	3.875%	5,917,000	5,348,523
HB Fuller Co.
10/15/2028	4.250%	3,105,000	2,897,909
Herens Holdco Sarl(a)
05/15/2028	4.750%	4,046,000	3,529,838
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	1,609,000	1,431,373
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	814,000	755,247
Ingevity Corp.(a)
11/01/2028	3.875%	3,545,000	3,218,851
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	3,244,000	3,369,333
Iris Holdings, Inc.(a),(b)
02/15/2026	8.750%	2,366,000	2,216,730
SPCM SA(a)
03/15/2027	3.125%	1,661,000	1,453,555
Unifrax Escrow Issuer Corp.(a)
09/30/2028	5.250%	1,671,000	1,510,239
09/30/2029	7.500%	939,000	689,256
WR Grace Holdings LLC(a)
06/15/2027	4.875%	5,928,000	5,543,755
08/15/2029	5.625%	6,296,000	5,163,664
Total			41,830,161
Construction Machinery 0.9%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	10,074,000	8,782,362
Herc Holdings, Inc.(a)
07/15/2027	5.500%	2,032,000	2,036,668
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	3,058,000	3,068,304
Total			13,887,334
Consumer Cyclical Services 2.6%
APX Group, Inc.(a)
02/15/2027	6.750%	1,020,000	1,028,896
07/15/2029	5.750%	468,000	396,343
Arches Buyer, Inc.(a)
06/01/2028	4.250%	4,102,000	3,746,629
12/01/2028	6.125%	654,000	547,970
Match Group, Inc.(a)
12/15/2027	5.000%	1,031,000	1,004,348
06/01/2028	4.625%	2,144,000	2,009,312

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
May 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Staples, Inc.(a)
04/15/2026	7.500%	7,177,000	6,648,745
04/15/2027	10.750%	1,384,000	1,146,933
Uber Technologies, Inc.(a)
05/15/2025	7.500%	10,010,000	10,326,520
08/15/2029	4.500%	15,143,000	13,704,833
Total			40,560,529
Consumer Products 0.6%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	2,225,000	2,273,118
Mattel, Inc.(a)
12/15/2027	5.875%	2,735,000	2,820,182
Prestige Brands, Inc.(a)
01/15/2028	5.125%	1,428,000	1,376,019
Spectrum Brands, Inc.
07/15/2025	5.750%	2,076,000	2,080,523
Tempur Sealy International, Inc.(a)
10/15/2031	3.875%	1,032,000	860,002
Total			9,409,844
Diversified Manufacturing 1.1%
Madison IAQ LLC(a)
06/30/2028	4.125%	3,229,000	2,962,447
06/30/2029	5.875%	2,861,000	2,239,863
Resideo Funding, Inc.(a)
09/01/2029	4.000%	3,127,000	2,657,950
Vertical Holdco GmbH(a)
07/15/2028	7.625%	566,000	536,204
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	1,123,000	1,100,690
Welbilt, Inc.
02/15/2024	9.500%	1,206,000	1,209,891
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	3,201,000	3,326,580
06/15/2028	7.250%	2,471,000	2,595,462
Total			16,629,087
Electric 4.9%
Atlantica Sustainable Infrastructure PLC(a)
06/15/2028	4.125%	2,597,000	2,352,364
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	4,159,000	3,979,255
02/15/2031	3.750%	10,800,000	9,526,947
01/15/2032	3.750%	5,451,000	4,687,104
FirstEnergy Corp.
11/15/2031	7.375%	1,042,000	1,228,843
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FirstEnergy Corp.(c)
07/15/2047	5.100%	1,563,000	1,450,567
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	5,183,000	4,533,625
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	11,998,000	11,639,473
NRG Energy, Inc.(a)
02/15/2029	3.375%	2,639,000	2,344,286
06/15/2029	5.250%	9,490,000	9,294,163
02/15/2031	3.625%	4,198,000	3,692,003
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	2,180,000	2,047,202
PG&E Corp.
07/01/2028	5.000%	1,985,000	1,876,661
07/01/2030	5.250%	2,810,000	2,597,264
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	2,550,000	2,448,141
01/15/2030	4.750%	3,725,000	3,527,670
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	1,147,000	1,143,477
02/15/2027	5.625%	2,638,000	2,637,198
07/31/2027	5.000%	1,538,000	1,504,958
05/01/2029	4.375%	2,730,000	2,546,231
Total			75,057,432
Environmental 1.2%
GFL Environmental, Inc.(a)
06/01/2025	4.250%	2,474,000	2,477,059
08/01/2025	3.750%	2,894,000	2,863,514
12/15/2026	5.125%	3,627,000	3,624,811
08/01/2028	4.000%	3,368,000	3,039,605
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	7,748,000	7,069,835
Total			19,074,824
Finance Companies 1.7%
Navient Corp.
06/25/2025	6.750%	4,810,000	4,855,421
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	5,305,000	5,073,604
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	2,146,000	1,861,340
03/01/2031	3.875%	4,163,000	3,505,814
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	12,195,000	9,994,276
Total			25,290,455

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia High Yield Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 2.6%
Darling Ingredients, Inc.(a),(d)
06/15/2030	6.000%	3,215,000	3,215,000
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	11,764,000	10,382,409
Lamb Weston Holdings, Inc.(a)
01/31/2032	4.375%	2,272,000	2,096,818
Performance Food Group, Inc.(a)
05/01/2025	6.875%	733,000	749,878
Pilgrim’s Pride Corp.(a)
04/15/2031	4.250%	3,093,000	2,863,322
03/01/2032	3.500%	6,908,000	6,051,393
Post Holdings, Inc.(a)
03/01/2027	5.750%	2,444,000	2,493,698
01/15/2028	5.625%	2,415,000	2,394,856
04/15/2030	4.625%	2,626,000	2,359,797
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	2,749,000	2,406,129
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	3,502,000	3,091,580
US Foods, Inc.(a)
06/01/2030	4.625%	2,722,000	2,491,968
Total			40,596,848
Gaming 3.0%
Boyd Gaming Corp.(a)
06/01/2025	8.625%	497,000	518,436
06/15/2031	4.750%	857,000	784,626
Boyd Gaming Corp.
12/01/2027	4.750%	1,892,000	1,839,224
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	7,945,000	6,775,868
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	1,023,000	1,026,950
07/01/2025	6.250%	5,395,000	5,457,442
07/01/2027	8.125%	4,978,000	5,063,346
International Game Technology PLC(a)
02/15/2025	6.500%	2,515,000	2,584,927
04/15/2026	4.125%	1,892,000	1,827,681
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	5,237,000	4,454,903
Penn National Gaming, Inc.(a)
07/01/2029	4.125%	2,071,000	1,694,819
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%	4,558,000	4,233,296
Scientific Games International, Inc.(a)
05/15/2028	7.000%	2,215,000	2,199,982
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VICI Properties LP/Note Co., Inc.(a)
06/15/2025	4.625%	3,784,000	3,695,985
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	3,017,000	2,943,214
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	1,430,000	1,454,696
Total			46,555,395
Health Care 5.9%
180 Medical, Inc.(a)
10/15/2029	3.875%	1,050,000	960,356
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	601,000	594,324
04/15/2029	5.000%	829,000	809,043
AdaptHealth LLC(a)
08/01/2029	4.625%	925,000	796,539
03/01/2030	5.125%	5,420,000	4,713,509
Avantor Funding, Inc.(a)
07/15/2028	4.625%	3,369,000	3,281,865
11/01/2029	3.875%	7,225,000	6,713,467
Catalent Pharma Solutions, Inc.(a)
07/15/2027	5.000%	727,000	718,809
04/01/2030	3.500%	2,203,000	1,983,838
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	1,718,000	1,709,798
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	1,072,000	1,038,337
03/15/2029	3.750%	1,397,000	1,307,545
03/15/2031	4.000%	1,596,000	1,474,066
CHS/Community Health Systems, Inc.(a)
03/15/2026	8.000%	2,949,000	2,954,560
03/15/2027	5.625%	1,043,000	973,187
04/15/2029	6.875%	4,444,000	3,456,660
05/15/2030	5.250%	7,800,000	6,710,224
Indigo Merger Sub, Inc.(a)
07/15/2026	2.875%	1,595,000	1,497,798
Ortho-Clinical Diagnostics, Inc./SA(a)
06/01/2025	7.375%	1,072,000	1,111,535
02/01/2028	7.250%	533,000	564,648
Owens & Minor, Inc.(a)
03/31/2029	4.500%	850,000	767,505
04/01/2030	6.625%	2,930,000	2,881,979
Radiology Partners, Inc.(a)
02/01/2028	9.250%	1,643,000	1,346,238
RP Escrow Issuer LLC(a)
12/15/2025	5.250%	10,933,000	9,938,411
Select Medical Corp.(a)
08/15/2026	6.250%	5,661,000	5,649,346

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
May 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	454,000	432,644
04/15/2027	10.000%	1,649,000	1,677,084
Syneos Health, Inc.(a)
01/15/2029	3.625%	1,134,000	1,001,100
Teleflex, Inc.
11/15/2027	4.625%	3,130,000	3,114,338
Teleflex, Inc.(a)
06/01/2028	4.250%	946,000	910,635
Tenet Healthcare Corp.(a)
02/01/2027	6.250%	4,418,000	4,419,336
11/01/2027	5.125%	5,796,000	5,750,967
10/01/2028	6.125%	4,440,000	4,333,408
01/15/2030	4.375%	1,776,000	1,658,592
US Acute Care Solutions LLC(a)
03/01/2026	6.375%	4,101,000	3,916,092
Total			91,167,783
Healthcare Insurance 0.5%
Centene Corp.
10/15/2030	3.000%	8,188,000	7,287,088
08/01/2031	2.625%	936,000	804,134
Total			8,091,222
Home Construction 0.4%
Meritage Homes Corp.(a)
04/15/2029	3.875%	1,930,000	1,706,523
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	1,563,000	1,379,899
04/01/2029	4.750%	513,000	439,417
Taylor Morrison Communities, Inc./Holdings II(a)
03/01/2024	5.625%	2,745,000	2,771,108
Total			6,296,947
Independent Energy 4.7%
Apache Corp.
01/15/2030	4.250%	1,554,000	1,500,385
09/01/2040	5.100%	2,696,000	2,506,320
02/01/2042	5.250%	755,000	689,423
04/15/2043	4.750%	2,937,000	2,549,576
01/15/2044	4.250%	539,000	429,132
Callon Petroleum Co.
07/01/2026	6.375%	3,915,000	3,803,130
Callon Petroleum Co.(a)
08/01/2028	8.000%	1,453,000	1,502,094
CNX Resources Corp.(a)
03/14/2027	7.250%	4,290,000	4,491,067
01/15/2029	6.000%	1,666,000	1,657,368
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Comstock Resources, Inc.(a)
03/01/2029	6.750%	1,886,000	1,884,829
CrownRock LP/Finance, Inc.(a)
05/01/2029	5.000%	1,378,000	1,359,810
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	8,929,000	9,051,276
04/15/2030	6.000%	1,444,000	1,404,465
04/15/2032	6.250%	2,250,000	2,192,054
Matador Resources Co.
09/15/2026	5.875%	5,949,000	6,010,083
Occidental Petroleum Corp.
09/01/2030	6.625%	6,530,000	7,321,479
01/01/2031	6.125%	4,582,000	4,986,350
09/15/2036	6.450%	1,938,000	2,168,447
03/15/2046	6.600%	1,129,000	1,279,807
SM Energy Co.
07/15/2028	6.500%	6,017,000	5,999,686
Southwestern Energy Co.
02/01/2032	4.750%	10,396,000	10,151,091
Total			72,937,872
Leisure 3.2%
Carnival Corp.(a)
03/01/2026	7.625%	12,038,000	11,291,671
03/01/2027	5.750%	5,805,000	5,145,839
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	4,476,000	4,545,522
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	1,198,000	1,182,037
Cinemark USA, Inc.(a)
03/15/2026	5.875%	5,989,000	5,685,516
07/15/2028	5.250%	2,457,000	2,208,950
Live Nation Entertainment, Inc.(a)
10/15/2027	4.750%	1,629,000	1,553,111
NCL Corp., Ltd.(a)
12/15/2024	3.625%	1,905,000	1,735,783
03/15/2026	5.875%	4,309,000	3,881,979
Royal Caribbean Cruises Ltd.(a)
07/01/2026	4.250%	4,697,000	4,009,460
08/31/2026	5.500%	7,959,000	7,014,412
07/15/2027	5.375%	1,748,000	1,487,437
Total			49,741,717
Lodging 0.1%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	1,328,000	1,350,303

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia High Yield Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 2.9%
Cengage Learning, Inc.(a)
06/15/2024	9.500%	11,804,000	11,153,262
Clear Channel International BV(a)
08/01/2025	6.625%	4,173,000	4,127,652
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	6,659,000	5,594,646
06/01/2029	7.500%	3,891,000	3,158,504
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	4,457,000	4,071,140
iHeartCommunications, Inc.
05/01/2027	8.375%	3,261,817	3,060,457
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	1,896,000	1,777,329
01/15/2029	4.250%	1,468,000	1,267,693
03/15/2030	4.625%	4,828,000	4,152,421
Playtika Holding Corp.(a)
03/15/2029	4.250%	3,718,000	3,298,923
Roblox Corp.(a)
05/01/2030	3.875%	3,976,000	3,550,636
Total			45,212,663
Metals and Mining 3.0%
Allegheny Technologies, Inc.
10/01/2029	4.875%	1,139,000	1,030,484
10/01/2031	5.125%	4,832,000	4,332,437
Constellium SE(a)
06/15/2028	5.625%	2,534,000	2,449,069
04/15/2029	3.750%	12,685,000	11,131,718
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	3,679,000	3,277,203
04/01/2029	6.125%	13,088,000	11,760,205
Kaiser Aluminum Corp.(a)
03/01/2028	4.625%	622,000	571,728
06/01/2031	4.500%	6,966,000	6,097,298
Novelis Corp.(a)
11/15/2026	3.250%	2,314,000	2,133,123
01/30/2030	4.750%	2,560,000	2,431,773
08/15/2031	3.875%	1,421,000	1,238,685
Total			46,453,723
Midstream 6.0%
Cheniere Energy Partners LP
03/01/2031	4.000%	2,174,000	2,009,010
Cheniere Energy Partners LP(a)
01/31/2032	3.250%	8,528,000	7,451,013
Cheniere Energy, Inc.
10/15/2028	4.625%	3,343,000	3,249,488
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CNX Midstream Partners LP(a)
04/15/2030	4.750%	3,589,000	3,270,279
DCP Midstream Operating LP
07/15/2027	5.625%	1,827,000	1,889,372
05/15/2029	5.125%	949,000	948,816
04/01/2044	5.600%	4,002,000	3,572,557
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	4,005,000	3,924,900
EQM Midstream Partners LP(a)
07/01/2025	6.000%	3,259,000	3,316,326
07/01/2027	6.500%	2,315,000	2,317,899
01/15/2029	4.500%	2,593,000	2,301,510
01/15/2031	4.750%	12,423,000	10,738,459
EQM Midstream Partners LP(a),(d)
06/01/2027	7.500%	1,178,000	1,178,000
06/01/2030	7.500%	1,407,000	1,407,000
EQM Midstream Partners LP
07/15/2048	6.500%	2,376,000	2,026,625
Holly Energy Partners LP/Finance Corp.(a)
04/15/2027	6.375%	1,769,000	1,769,480
02/01/2028	5.000%	4,181,000	3,927,318
NuStar Logistics LP
10/01/2025	5.750%	1,639,000	1,661,778
06/01/2026	6.000%	2,535,000	2,577,506
04/28/2027	5.625%	6,524,000	6,541,609
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	5,518,000	5,444,636
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	5,118,000	4,999,050
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	4,898,000	4,639,273
08/15/2031	4.125%	7,668,000	7,198,705
11/01/2033	3.875%	4,167,000	3,782,115
Total			92,142,724
Oil Field Services 0.9%
Apergy Corp.
05/01/2026	6.375%	1,942,000	1,964,643
Nabors Industries Ltd.(a)
01/15/2028	7.500%	1,604,000	1,523,012
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	10,363,440	10,053,095
Total			13,540,750
Other REIT 1.5%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%	4,756,000	4,343,349

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
May 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ladder Capital Finance Holdings LLLP/Corp.(a)
02/01/2027	4.250%	6,668,000	6,029,928
06/15/2029	4.750%	2,908,000	2,618,513
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	2,852,000	2,817,407
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	2,776,000	2,632,671
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	1,903,000	1,835,707
09/15/2029	4.000%	899,000	814,452
Service Properties Trust
03/15/2024	4.650%	1,517,000	1,401,953
10/01/2024	4.350%	704,000	642,236
Total			23,136,216
Packaging 1.9%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
09/01/2029	4.000%	7,374,000	6,390,331
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
04/30/2025	5.250%	2,283,000	2,274,977
08/15/2026	4.125%	2,762,000	2,570,412
08/15/2027	5.250%	4,499,000	3,755,886
08/15/2027	5.250%	1,424,000	1,195,630
BWAY Holding Co.(a)
04/15/2024	5.500%	4,416,000	4,362,803
Canpack SA/US LLC(a)
11/15/2029	3.875%	6,176,000	5,401,692
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	3,440,000	3,420,547
Total			29,372,278
Pharmaceuticals 1.7%
Bausch Health Companies, Inc.(a)
02/01/2027	6.125%	3,105,000	2,834,437
01/15/2028	7.000%	949,000	647,345
06/01/2028	4.875%	1,331,000	1,143,649
02/15/2029	6.250%	2,412,000	1,503,526
01/30/2030	5.250%	1,715,000	1,002,823
Endo Dac/Finance LLC/Finco, Inc.(a)
06/30/2028	6.000%	1,684,000	118,815
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	2,601,000	2,380,399
Jazz Securities DAC(a)
01/15/2029	4.375%	1,990,000	1,925,796
Organon Finance 1 LLC(a)
04/30/2028	4.125%	8,273,000	7,914,736
04/30/2031	5.125%	6,662,000	6,358,130
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	947,000	740,892
Total			26,570,548
Property & Casualty 2.3%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	2,588,000	2,456,515
10/15/2027	6.750%	6,770,000	6,532,914
11/01/2029	5.875%	2,548,000	2,245,898
AssuredPartners, Inc.(a)
01/15/2029	5.625%	3,448,000	3,004,973
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	6,070,000	5,178,656
GTCR AP Finance, Inc.(a)
05/15/2027	8.000%	1,239,000	1,244,479
HUB International Ltd.(a)
05/01/2026	7.000%	5,080,000	5,134,173
12/01/2029	5.625%	4,780,000	4,455,221
MGIC Investment Corp.
08/15/2028	5.250%	460,000	444,983
Radian Group, Inc.
03/15/2025	6.625%	179,000	184,968
03/15/2027	4.875%	1,061,000	1,032,370
USI, Inc.(a)
05/01/2025	6.875%	2,804,000	2,707,041
Total			34,622,191
Restaurants 0.8%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	2,265,000	2,332,034
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2030	6.750%	4,901,000	4,245,993
IRB Holding Corp.(a)
06/15/2025	7.000%	2,261,000	2,283,846
Yum! Brands, Inc.
04/01/2032	5.375%	3,550,000	3,479,901
Total			12,341,774
Retailers 1.3%
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	1,088,000	1,005,617
02/15/2032	5.000%	1,087,000	985,395
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	2,345,000	2,134,832
L Brands, Inc.(a)
10/01/2030	6.625%	2,754,000	2,751,735
L Brands, Inc.
11/01/2035	6.875%	1,171,000	1,071,769

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia High Yield Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%	4,393,000	3,744,049
Penske Automotive Group, Inc.
09/01/2025	3.500%	859,000	841,573
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	3,647,000	3,354,852
02/15/2029	7.750%	4,080,000	3,823,802
Total			19,713,624
Supermarkets 0.4%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	1,874,000	1,970,369
02/15/2028	5.875%	1,043,000	1,024,806
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%	3,021,000	2,935,408
SEG Holding LLC/Finance Corp.(a)
10/15/2028	5.625%	759,000	685,610
Total			6,616,193
Technology 7.2%
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	5,049,000	4,771,592
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	897,000	874,274
03/01/2026	9.125%	546,000	531,582
Camelot Finance SA(a)
11/01/2026	4.500%	2,158,000	2,071,494
CDK Global, Inc.
06/01/2027	4.875%	2,037,000	2,035,248
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	2,209,000	2,068,973
07/01/2029	4.875%	5,282,000	4,724,646
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	2,596,000	2,291,973
Dun & Bradstreet Corp. (The)(a)
12/15/2029	5.000%	1,496,000	1,360,152
Everi Holdings, Inc.(a)
07/15/2029	5.000%	473,000	422,718
Gartner, Inc.(a)
07/01/2028	4.500%	2,740,000	2,666,658
06/15/2029	3.625%	1,678,000	1,550,279
HealthEquity, Inc.(a)
10/01/2029	4.500%	4,486,000	4,184,414
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	4,210,000	3,649,359
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	3,709,000	3,316,670
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Iron Mountain, Inc.(a)
09/15/2027	4.875%	2,781,000	2,736,474
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	8,896,000	7,169,221
Microchip Technology, Inc.
09/01/2025	4.250%	2,608,000	2,613,504
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	6,639,000	6,162,939
NCR Corp.(a)
10/01/2028	5.000%	3,104,000	2,932,083
04/15/2029	5.125%	3,795,000	3,619,811
Nielsen Finance LLC/Co.(a)
10/01/2028	5.625%	3,946,000	3,914,978
07/15/2029	4.500%	2,215,000	2,105,761
10/01/2030	5.875%	1,217,000	1,200,260
07/15/2031	4.750%	2,772,000	2,654,892
Plantronics, Inc.(a)
03/01/2029	4.750%	9,443,000	9,586,927
PTC, Inc.(a)
02/15/2025	3.625%	723,000	718,136
02/15/2028	4.000%	1,043,000	995,630
Sabre GLBL, Inc.(a)
04/15/2025	9.250%	696,000	718,197
09/01/2025	7.375%	832,000	822,375
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	6,350,000	5,946,328
Square, Inc.(a)
06/01/2031	3.500%	1,724,000	1,478,609
Switch Ltd.(a)
09/15/2028	3.750%	1,314,000	1,319,470
06/15/2029	4.125%	4,333,000	4,365,462
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	1,447,000	1,450,004
Verscend Escrow Corp.(a)
08/15/2026	9.750%	4,487,000	4,627,018
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	7,607,000	6,637,182
Total			110,295,293
Wireless 4.0%
Altice France Holding SA(a)
05/15/2027	10.500%	4,123,000	4,052,094
02/15/2028	6.000%	12,997,000	10,896,232
Altice France SA(a)
02/01/2027	8.125%	3,670,000	3,684,568
07/15/2029	5.125%	6,266,000	5,473,682
10/15/2029	5.500%	1,785,000	1,548,684
Sprint Capital Corp.
11/15/2028	6.875%	11,206,000	12,688,595

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
May 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
T-Mobile USA, Inc.
02/15/2026	2.250%	1,153,000	1,081,654
02/15/2029	2.625%	4,715,000	4,177,759
02/15/2031	2.875%	2,619,000	2,298,283
04/15/2031	3.500%	887,000	815,401
T-Mobile USA, Inc.(a)
04/15/2031	3.500%	5,157,000	4,710,577
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	5,525,000	4,867,851
07/15/2031	4.750%	6,483,000	5,916,397
Total			62,211,777
Wirelines 1.9%
CenturyLink, Inc.
04/01/2024	7.500%	7,238,000	7,486,997
CenturyLink, Inc.(a)
12/15/2026	5.125%	2,571,000	2,377,920
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	5,033,000	4,395,374
Frontier Communications Holdings LLC(a)
05/15/2030	8.750%	1,208,000	1,271,070
Iliad Holding SAS(a)
10/15/2026	6.500%	7,753,000	7,502,118
10/15/2028	7.000%	6,316,000	6,081,572
Total			29,115,051
Total Corporate Bonds & Notes (Cost $1,496,442,894)			1,389,345,867

Exchange-Traded Fixed Income Funds 0.9%
	Shares	Value ($)
High Yield 0.9%
iShares Broad USD High Yield Corporate Bond ETF	370,000	13,871,300
Total Exchange-Traded Fixed Income Funds (Cost $15,104,150)		13,871,300

Foreign Government Obligations(e) 0.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.5%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	6,476,000	6,303,292
05/15/2029	4.250%	1,218,000	1,082,999
Total			7,386,291
Total Foreign Government Obligations (Cost $7,610,856)			7,386,291

Senior Loans 2.5%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.5%
8th Avenue Food & Provisions, Inc.(f),(g)
1st Lien Term Loan
1-month USD LIBOR + 3.750% 10/01/2025	4.810%	5,876,633	4,918,742
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	8.810%	3,441,442	2,882,208
Total			7,800,950
Consumer Products 0.3%
SWF Holdings I Corp.(f),(g)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/06/2028	4.928%	5,479,000	4,722,898
Health Care 0.2%
Surgery Center Holdings, Inc.(f),(g)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 08/31/2026	4.600%	2,945,508	2,815,818
Media and Entertainment 0.2%
Cengage Learning, Inc.(f),(g)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	5.750%	3,968,786	3,777,450
Technology 1.3%
Applied Systems, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/19/2024	4.034%	1,747,800	1,697,114
Ascend Learning LLC(f),(g)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/11/2028	4.560%	3,163,073	3,001,534
2nd Lien Term Loan
1-month USD LIBOR + 5.750% Floor 0.500% 12/10/2029	6.810%	1,886,000	1,788,550
DCert Buyer, Inc.(f),(g)
2nd Lien Term Loan
1-month USD LIBOR + 7.000% 02/19/2029	8.060%	2,702,000	2,645,717

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia High Yield Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Epicore Software Corp.(f),(g)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 07/31/2028	8.810%	1,039,000	1,028,610
Loyalty Ventures, Inc.(f),(g)
Tranche B Term Loan
1-month USD LIBOR + 4.500% Floor 0.500% 11/03/2027	5.560%	2,715,119	2,525,061
UKG, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	4.756%	1,844,700	1,791,204
1-month USD LIBOR + 3.250% Floor 0.500% 05/04/2026	4.212%	1,898,091	1,826,229
2nd Lien Term Loan
1-month USD LIBOR + 5.250% Floor 0.500% 05/03/2027	6.212%	3,669,000	3,510,793
Total			19,814,812
Total Senior Loans (Cost $41,961,004)			38,931,928
Money Market Funds 3.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.852%(h),(i)	58,169,132	58,145,865
Total Money Market Funds (Cost $58,154,436)		58,145,865
Total Investments in Securities (Cost: $1,633,612,890)		1,519,639,333
Other Assets & Liabilities, Net		22,040,072
Net Assets		1,541,679,405

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2022, the total value of these securities amounted to $1,173,256,319, which represents 76.10% of total net assets.
(b)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(c)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of May 31, 2022.
(d)	Represents a security purchased on a when-issued basis.
(e)	Principal and interest may not be guaranteed by a governmental entity.
(f)	The stated interest rate represents the weighted average interest rate at May 31, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(g)	Variable rate security. The interest rate shown was the current rate as of May 31, 2022.
(h)	The rate shown is the seven-day current annualized yield at May 31, 2022.
(i)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.852%
	51,310,701	578,244,466	(571,403,497)	(5,805)	58,145,865	(4,062)	62,431	58,169,132
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
May 31, 2022
Abbreviation Legend
LIBOR	London Interbank Offered Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Convertible Bonds	—	11,958,082	—	11,958,082
Corporate Bonds & Notes	—	1,389,345,867	—	1,389,345,867
Exchange-Traded Fixed Income Funds	13,871,300	—	—	13,871,300
Foreign Government Obligations	—	7,386,291	—	7,386,291
Senior Loans	—	38,931,928	—	38,931,928
Money Market Funds	58,145,865	—	—	58,145,865
Total Investments in Securities	72,017,165	1,447,622,168	—	1,519,639,333
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia High Yield Bond Fund | Annual Report 2022

Statement of Assets and Liabilities
May 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,575,458,454)	$1,461,493,468
Affiliated issuers (cost $58,154,436)	58,145,865
Cash	38,775
Receivable for:
Investments sold	7,465,167
Investments sold on a delayed delivery basis	2,459,460
Capital shares sold	7,021,031
Dividends	19,870
Interest	21,553,582
Foreign tax reclaims	13,559
Expense reimbursement due from Investment Manager	5,065
Prepaid expenses	13,043
Trustees’ deferred compensation plan	599
Total assets	1,558,229,484
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	5,815,510
Capital shares purchased	4,374,379
Distributions to shareholders	5,899,509
Management services fees	105,457
Distribution and/or service fees	16,903
Transfer agent fees	104,261
Compensation of board members	183,106
Other expenses	50,355
Trustees’ deferred compensation plan	599
Total liabilities	16,550,079
Net assets applicable to outstanding capital stock	$1,541,679,405
Represented by
Paid in capital	1,659,381,566
Total distributable earnings (loss)	(117,702,161)
Total - representing net assets applicable to outstanding capital stock	$1,541,679,405
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2022	19

Statement of Assets and Liabilities  (continued)
May 31, 2022
Class A
Net assets	$530,843,824
Shares outstanding	48,491,610
Net asset value per share	$10.95
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.50
Advisor Class
Net assets	$96,886,077
Shares outstanding	8,799,318
Net asset value per share	$11.01
Class C
Net assets	$14,237,280
Shares outstanding	1,308,519
Net asset value per share	$10.88
Institutional Class
Net assets	$177,451,602
Shares outstanding	16,222,163
Net asset value per share	$10.94
Institutional 2 Class
Net assets	$37,114,373
Shares outstanding	3,402,125
Net asset value per share	$10.91
Institutional 3 Class
Net assets	$670,695,718
Shares outstanding	61,372,238
Net asset value per share	$10.93
Class R
Net assets	$14,450,531
Shares outstanding	1,316,011
Net asset value per share	$10.98
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia High Yield Bond Fund | Annual Report 2022

Statement of Operations
Year Ended May 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$818,537
Dividends — affiliated issuers	62,431
Interest	87,546,447
Interfund lending	899
Total income	88,428,314
Expenses:
Management services fees	11,041,103
Distribution and/or service fees
Class A	1,505,383
Class C	169,395
Class R	78,595
Transfer agent fees
Class A	746,528
Advisor Class	128,534
Class C	21,001
Institutional Class	239,767
Institutional 2 Class	34,586
Institutional 3 Class	41,975
Class R	19,494
Compensation of board members	32,126
Custodian fees	24,800
Printing and postage fees	87,117
Registration fees	122,790
Audit fees	42,000
Legal fees	26,500
Compensation of chief compliance officer	274
Other	30,022
Total expenses	14,391,990
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(419,330)
Fees waived by transfer agent
Institutional 3 Class	(27,101)
Expense reduction	(1,508)
Total net expenses	13,944,051
Net investment income	74,484,263
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	18,626,498
Investments — affiliated issuers	(4,062)
Net realized gain	18,622,436
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(170,619,838)
Investments — affiliated issuers	(5,805)
Net change in unrealized appreciation (depreciation)	(170,625,643)
Net realized and unrealized loss	(152,003,207)
Net decrease in net assets resulting from operations	$(77,518,944)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2022	21

Statement of Changes in Net Assets
	Year Ended May 31, 2022	Year Ended May 31, 2021
Operations
Net investment income	$74,484,263	$72,212,326
Net realized gain	18,622,436	21,487,272
Net change in unrealized appreciation (depreciation)	(170,625,643)	84,115,416
Net increase (decrease) in net assets resulting from operations	(77,518,944)	177,815,014
Distributions to shareholders
Net investment income and net realized gains
Class A	(26,900,181)	(28,356,306)
Advisor Class	(4,891,897)	(4,905,238)
Class C	(630,748)	(914,630)
Institutional Class	(9,121,949)	(8,974,548)
Institutional 2 Class	(3,075,117)	(4,377,598)
Institutional 3 Class	(36,819,268)	(26,237,306)
Class R	(665,906)	(608,837)
Total distributions to shareholders	(82,105,066)	(74,374,463)
Increase (decrease) in net assets from capital stock activity	(115,305,465)	365,946,919
Total increase (decrease) in net assets	(274,929,475)	469,387,470
Net assets at beginning of year	1,816,608,880	1,347,221,410
Net assets at end of year	$1,541,679,405	$1,816,608,880
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia High Yield Bond Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2022		May 31, 2021
	Shares	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	10,827,069	128,054,269	8,264,991	97,279,567
Distributions reinvested	2,204,155	25,955,268	2,321,040	27,363,682
Redemptions	(16,690,545)	(196,638,272)	(13,558,506)	(159,608,974)
Net decrease	(3,659,321)	(42,628,735)	(2,972,475)	(34,965,725)
Advisor Class
Subscriptions	1,828,617	21,812,220	2,987,691	35,538,566
Distributions reinvested	408,710	4,833,407	408,304	4,840,814
Redemptions	(1,869,692)	(22,072,873)	(3,715,454)	(44,138,596)
Net increase (decrease)	367,635	4,572,754	(319,459)	(3,759,216)
Class C
Subscriptions	198,211	2,338,402	268,330	3,132,206
Distributions reinvested	52,647	616,414	75,053	877,422
Redemptions	(445,364)	(5,183,343)	(1,224,998)	(14,493,473)
Net decrease	(194,506)	(2,228,527)	(881,615)	(10,483,845)
Institutional Class
Subscriptions	5,608,078	65,644,478	6,639,646	77,994,366
Distributions reinvested	733,909	8,626,894	713,483	8,402,821
Redemptions	(6,061,963)	(70,700,133)	(6,745,509)	(79,631,218)
Net increase	280,024	3,571,239	607,620	6,765,969
Institutional 2 Class
Subscriptions	1,833,656	21,408,900	4,940,909	57,522,970
Distributions reinvested	256,601	3,030,537	371,362	4,364,340
Redemptions	(5,554,423)	(64,914,775)	(7,041,636)	(81,963,846)
Net decrease	(3,464,166)	(40,475,338)	(1,729,365)	(20,076,536)
Institutional 3 Class
Subscriptions	5,482,439	63,837,305	36,886,109	438,961,766
Distributions reinvested	3,022,342	35,510,537	2,090,952	24,757,782
Redemptions	(12,051,510)	(137,909,489)	(3,037,650)	(35,799,950)
Net increase (decrease)	(3,546,729)	(38,561,647)	35,939,411	427,919,598
Class R
Subscriptions	568,721	6,746,419	358,217	4,258,173
Distributions reinvested	55,393	653,095	47,735	564,499
Redemptions	(592,042)	(6,954,725)	(362,711)	(4,275,998)
Net increase	32,072	444,789	43,241	546,674
Total net increase (decrease)	(10,184,991)	(115,305,465)	30,687,358	365,946,919

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2022	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A(c)
Year Ended 5/31/2022	$12.03	0.48	(1.03)	(0.55)	(0.49)	(0.04)	(0.53)
Year Ended 5/31/2021	$11.19	0.52	0.85	1.37	(0.53)	—	(0.53)
Year Ended 5/31/2020	$11.44	0.56	(0.25)	0.31	(0.56)	—	(0.56)
Year Ended 5/31/2019	$11.39	0.56	0.05	0.61	(0.56)	—	(0.56)
Year Ended 5/31/2018	$11.92	0.56	(0.57)	(0.01)	(0.52)	—	(0.52)
Advisor Class(c)
Year Ended 5/31/2022	$12.10	0.51	(1.04)	(0.53)	(0.52)	(0.04)	(0.56)
Year Ended 5/31/2021	$11.26	0.55	0.85	1.40	(0.56)	—	(0.56)
Year Ended 5/31/2020	$11.50	0.60	(0.24)	0.36	(0.60)	—	(0.60)
Year Ended 5/31/2019	$11.46	0.60	0.04	0.64	(0.60)	—	(0.60)
Year Ended 5/31/2018	$11.99	0.56	(0.53)	0.03	(0.56)	—	(0.56)
Class C(c)
Year Ended 5/31/2022	$11.96	0.39	(1.03)	(0.64)	(0.40)	(0.04)	(0.44)
Year Ended 5/31/2021	$11.13	0.43	0.84	1.27	(0.44)	—	(0.44)
Year Ended 5/31/2020	$11.36	0.48	(0.23)	0.25	(0.48)	—	(0.48)
Year Ended 5/31/2019	$11.32	0.48	0.04	0.52	(0.48)	—	(0.48)
Year Ended 5/31/2018	$11.84	0.44	(0.52)	(0.08)	(0.44)	—	(0.44)
Institutional Class(c)
Year Ended 5/31/2022	$12.02	0.51	(1.03)	(0.52)	(0.52)	(0.04)	(0.56)
Year Ended 5/31/2021	$11.19	0.54	0.85	1.39	(0.56)	—	(0.56)
Year Ended 5/31/2020	$11.43	0.60	(0.24)	0.36	(0.60)	—	(0.60)
Year Ended 5/31/2019	$11.38	0.60	0.05	0.65	(0.60)	—	(0.60)
Year Ended 5/31/2018	$11.91	0.56	(0.53)	0.03	(0.56)	—	(0.56)
Institutional 2 Class(c)
Year Ended 5/31/2022	$11.99	0.52	(1.03)	(0.51)	(0.53)	(0.04)	(0.57)
Year Ended 5/31/2021	$11.16	0.55	0.85	1.40	(0.57)	—	(0.57)
Year Ended 5/31/2020	$11.39	0.60	(0.23)	0.37	(0.60)	—	(0.60)
Year Ended 5/31/2019	$11.35	0.60	0.04	0.64	(0.60)	—	(0.60)
Year Ended 5/31/2018	$11.88	0.56	(0.53)	0.03	(0.56)	—	(0.56)
Institutional 3 Class(c)
Year Ended 5/31/2022	$12.01	0.52	(1.03)	(0.51)	(0.53)	(0.04)	(0.57)
Year Ended 5/31/2021	$11.17	0.55	0.86	1.41	(0.57)	—	(0.57)
Year Ended 5/31/2020	$11.41	0.60	(0.24)	0.36	(0.60)	—	(0.60)
Year Ended 5/31/2019	$11.37	0.60	0.04	0.64	(0.60)	—	(0.60)
Year Ended 5/31/2018	$11.90	0.60	(0.53)	0.07	(0.60)	—	(0.60)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia High Yield Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Year Ended 5/31/2022	$10.95	(4.78%)	1.02%	1.00%(d)	4.03%	47%	$530,844
Year Ended 5/31/2021	$12.03	12.35%	1.03%	1.01%(d)	4.39%	58%	$627,451
Year Ended 5/31/2020	$11.19	2.82%	1.04%	1.03%(d)	4.86%	59%	$617,031
Year Ended 5/31/2019	$11.44	5.47%	1.04%	1.04%(d)	4.93%	41%	$692,138
Year Ended 5/31/2018	$11.39	0.10%	1.03%	1.03%(d)	4.60%	49%	$778,978
Advisor Class(c)
Year Ended 5/31/2022	$11.01	(4.58%)	0.77%	0.75%(d)	4.29%	47%	$96,886
Year Ended 5/31/2021	$12.10	12.89%	0.78%	0.76%(d)	4.63%	58%	$102,028
Year Ended 5/31/2020	$11.26	3.08%	0.79%	0.78%(d)	5.11%	59%	$98,512
Year Ended 5/31/2019	$11.50	5.36%	0.79%	0.79%(d)	5.17%	41%	$88,582
Year Ended 5/31/2018	$11.46	0.37%	0.78%	0.78%(d)	4.89%	49%	$112,377
Class C(c)
Year Ended 5/31/2022	$10.88	(5.54%)	1.77%	1.75%(d)	3.28%	47%	$14,237
Year Ended 5/31/2021	$11.96	11.66%	1.78%	1.76%(d)	3.65%	58%	$17,974
Year Ended 5/31/2020	$11.13	2.03%	1.79%	1.78%(d)	4.12%	59%	$26,532
Year Ended 5/31/2019	$11.36	4.68%	1.79%	1.79%(d)	4.17%	41%	$34,097
Year Ended 5/31/2018	$11.32	(0.68%)	1.78%	1.78%(d)	3.85%	49%	$65,568
Institutional Class(c)
Year Ended 5/31/2022	$10.94	(4.55%)	0.77%	0.75%(d)	4.28%	47%	$177,452
Year Ended 5/31/2021	$12.02	12.54%	0.78%	0.76%(d)	4.63%	58%	$191,648
Year Ended 5/31/2020	$11.19	3.07%	0.79%	0.78%(d)	5.11%	59%	$171,521
Year Ended 5/31/2019	$11.43	5.73%	0.79%	0.79%(d)	5.17%	41%	$174,135
Year Ended 5/31/2018	$11.38	0.35%	0.78%	0.78%(d)	4.84%	49%	$242,148
Institutional 2 Class(c)
Year Ended 5/31/2022	$10.91	(4.51%)	0.70%	0.68%	4.30%	47%	$37,114
Year Ended 5/31/2021	$11.99	12.74%	0.71%	0.69%	4.70%	58%	$82,319
Year Ended 5/31/2020	$11.16	3.14%	0.72%	0.71%	5.15%	59%	$95,933
Year Ended 5/31/2019	$11.39	5.82%	0.71%	0.71%	5.23%	41%	$77,805
Year Ended 5/31/2018	$11.35	0.40%	0.71%	0.71%	4.92%	49%	$136,612
Institutional 3 Class(c)
Year Ended 5/31/2022	$10.93	(4.44%)	0.65%	0.63%	4.40%	47%	$670,696
Year Ended 5/31/2021	$12.01	12.99%	0.67%	0.64%	4.70%	58%	$779,695
Year Ended 5/31/2020	$11.17	3.19%	0.66%	0.66%	5.23%	59%	$323,763
Year Ended 5/31/2019	$11.41	5.87%	0.66%	0.66%	5.29%	41%	$385,410
Year Ended 5/31/2018	$11.37	0.45%	0.66%	0.66%	4.99%	49%	$475,135
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2022	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R(c)
Year Ended 5/31/2022	$12.07	0.45	(1.04)	(0.59)	(0.46)	(0.04)	(0.50)
Year Ended 5/31/2021	$11.23	0.49	0.85	1.34	(0.50)	—	(0.50)
Year Ended 5/31/2020	$11.47	0.52	(0.24)	0.28	(0.52)	—	(0.52)
Year Ended 5/31/2019	$11.43	0.52	0.04	0.56	(0.52)	—	(0.52)
Year Ended 5/31/2018	$11.96	0.52	(0.53)	(0.01)	(0.52)	—	(0.52)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia High Yield Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R(c)
Year Ended 5/31/2022	$10.98	(5.07%)	1.27%	1.25%(d)	3.79%	47%	$14,451
Year Ended 5/31/2021	$12.07	12.05%	1.28%	1.26%(d)	4.13%	58%	$15,494
Year Ended 5/31/2020	$11.23	2.57%	1.29%	1.28%(d)	4.61%	59%	$13,930
Year Ended 5/31/2019	$11.47	5.21%	1.29%	1.29%(d)	4.68%	41%	$19,019
Year Ended 5/31/2018	$11.43	(0.14%)	1.28%	1.28%(d)	4.36%	49%	$22,450
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2022	27

Notes to Financial Statements
May 31, 2022
Note 1. Organization
Columbia High Yield Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
28	Columbia High Yield Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Columbia High Yield Bond Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
May 31, 2022
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
30	Columbia High Yield Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2022 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Columbia High Yield Bond Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
May 31, 2022
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective October 1, 2021 through September 30, 2022, Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to that share class.
For the year ended May 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $1,508.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $6,409,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2022, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
32	Columbia High Yield Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	182,352
Class C	—	1.00(b)	1,016

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Class A	1.00%	1.00%
Advisor Class	0.75	0.75
Class C	1.75	1.75
Institutional Class	0.75	0.75
Institutional 2 Class	0.68	0.69
Institutional 3 Class	0.63	0.63
Class R	1.25	1.25
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective October 1, 2021 through September 30, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.00% for Institutional 3 Class of the average daily net assets attributable to that share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia High Yield Bond Fund | Annual Report 2022	33

Notes to Financial Statements  (continued)
May 31, 2022
At May 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, distributions, capital loss carryforward and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,769,636	4,548,731	(6,318,367)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2022			Year Ended May 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
82,105,066	—	82,105,066	74,374,463	—	74,374,463
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
6,902,337	—	(2,476,724)	(116,046,616)
At May 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,635,685,949	5,068,788	(121,115,404)	(116,046,616)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(2,476,724)	—	(2,476,724)	17,713,230
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
34	Columbia High Yield Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $789,189,838 and $941,746,523, respectively, for the year ended May 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	5,300,000	0.91	8
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended May 31, 2022.
Columbia High Yield Bond Fund | Annual Report 2022	35

Notes to Financial Statements  (continued)
May 31, 2022
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption
36	Columbia High Yield Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At May 31, 2022, affiliated shareholders of record owned 67.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
Columbia High Yield Bond Fund | Annual Report 2022	37

Notes to Financial Statements  (continued)
May 31, 2022
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
38	Columbia High Yield Bond Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia High Yield Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia High Yield Bond Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia High Yield Bond Fund | Annual Report 2022	39

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Section 163(j) Interest Dividends
92.41%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
40	Columbia High Yield Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia High Yield Bond Fund | Annual Report 2022	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
42	Columbia High Yield Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia High Yield Bond Fund | Annual Report 2022	43

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
44	Columbia High Yield Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia High Yield Bond Fund | Annual Report 2022	45

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
46	Columbia High Yield Bond Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia High Yield Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN160_05_M01_(07/22)

Annual Report
May 31, 2022
Columbia Quality Income Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Quality Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Quality Income Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2009
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2010
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended May 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/14/02	-10.74	0.94	1.78
	Including sales charges		-13.43	0.32	1.48
Advisor Class*		11/08/12	-10.49	1.18	2.02
Class C	Excluding sales charges	02/14/02	-11.44	0.17	1.02
	Including sales charges		-12.32	0.17	1.02
Institutional Class		09/27/10	-10.49	1.18	2.04
Institutional 2 Class*		11/08/12	-10.41	1.28	2.11
Institutional 3 Class*		10/01/14	-10.38	1.32	2.10
Class R*		03/01/16	-10.94	0.68	1.51
Bloomberg U.S. Mortgage-Backed Securities Index			-7.59	0.61	1.35
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Effective August 24, 2021, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index was re-branded as the Bloomberg U.S. Mortgage-Backed Securities Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Quality Income Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2012 — May 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Quality Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2022)
Asset-Backed Securities — Non-Agency	10.6
Commercial Mortgage-Backed Securities - Agency	2.3
Commercial Mortgage-Backed Securities - Non-Agency	8.0
Money Market Funds	2.4
Options Purchased Calls	0.4
Options Purchased Puts	0.9
Residential Mortgage-Backed Securities - Agency	59.6
Residential Mortgage-Backed Securities - Non-Agency	15.8
Total	100.0
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at May 31, 2022)
AAA rating	64.6
AA rating	4.5
A rating	4.5
BBB rating	12.3
BB rating	3.3
B rating	2.9
CCC rating	0.1
Not rated	7.8
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Quality Income Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At May 31, 2022, approximately 56.33% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended May 31, 2022, Class A shares of Columbia Quality Income Fund returned -10.74% excluding sales charges. The Fund underperformed its benchmark, the Bloomberg U.S. Mortgage-Backed Securities Index, which returned -7.59% for the same period.
Market Overview
The markets faced a significant shift in U.S. Federal Reserve (Fed) policy during the fourth quarter of 2021. The Fed had previously viewed rising inflation as a “transitory” development as global supply chains recovered from pandemic-driven shutdowns. However, continued price pressures caused the central bank to announce in November its intention to taper the bond purchases it had used to keep longer term borrowing costs low (known as “quantitative easing”). In addition, the Fed began to prepare the financial markets for the likelihood of multiple increases in its benchmark overnight lending rate in 2022 as opposed to the previously signaled 2023 federal funds lift-off, leading short-term U.S. Treasury yields to drift higher.
As 2022 opened, investors focused on the Fed’s increasingly hawkish monetary policy stance as inflationary pressures intensified. Russia’s late-February invasion of Ukraine spurred further increases in commodity prices and disruptions to supply chains, even as renewed COVID-19 lockdowns in China raised fears of a global recession. Against this backdrop, Treasury yields moved sharply higher with the 10-year bond ending May at 2.85%, an increase of 127 basis points relative to its starting point of 1.58% 12 months earlier.
The Fund’s notable detractors during the period
•	The Fund’s positioning over the period with respect to overall portfolio duration and corresponding interest rate sensitivity was by a wide margin the leading detractor from performance relative to the benchmark. Specifically, the Fund held an above-benchmark duration stance as Treasury yields rose in the first quarter of 2022.
The Fund’s notable contributors during the period
•	The Fund’s positioning within pass-through agency mortgage-backed securities (MBS) contributed positively to performance verses the benchmark. In terms of selection, the Fund was underweight the current, lower coupon mortgage pools that were most negatively impacted as the Fed moved to end its bond purchase program.
•	The Fund’s holdings of collateralized mortgage obligations within agency MBS also proved additive. In particular, a focus on interest-only securities that were supported by the outlook for slowing mortgage prepayments as Fed policy support is removed and borrowing costs rise was beneficial.
•	The Fund’s allocation to more credit-sensitive, non-government guaranteed sectors of the securitized market offering higher yields than agency MBS added modestly to performance for the full period, despite spread widening and price weakness over the last few months. Most notably, exposure to non-agency MBS contributed positively.
Derivative usage
The Fund used three types of derivative securities investments during the period to control risks. We invested in Treasury futures contracts and options on interest rate swaps to manage interest rate risk and protect against market volatility. In addition, we utilized credit default swaps in order to manage credit risk. On a stand-alone basis, the Fund’s use of derivatives had a negative impact on results overall.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The U.S. government may be unable or unwilling to honor its financial obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in
Columbia Quality Income Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Quality Income Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2021 — May 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	908.40	1,020.49	4.23	4.48	0.89
Advisor Class	1,000.00	1,000.00	909.50	1,021.74	3.05	3.23	0.64
Class C	1,000.00	1,000.00	904.70	1,016.75	7.79	8.25	1.64
Institutional Class	1,000.00	1,000.00	909.50	1,021.74	3.05	3.23	0.64
Institutional 2 Class	1,000.00	1,000.00	909.90	1,022.14	2.67	2.82	0.56
Institutional 3 Class	1,000.00	1,000.00	910.20	1,022.39	2.43	2.57	0.51
Class R	1,000.00	1,000.00	907.60	1,019.25	5.42	5.74	1.14
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Quality Income Fund | Annual Report 2022	7

Portfolio of Investments
May 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 13.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 01/20/2031	2.763%	8,000,000	7,561,592
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	2.744%	6,750,000	6,326,525
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	2.464%	14,725,000	13,871,642
Series 2016-1A Class DR2
3-month USD LIBOR + 6.600% Floor 6.600% 04/20/2034	7.663%	4,000,000	3,569,724
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class B
02/17/2026	6.170%	5,500,000	5,500,000
LendingClub Receivables Trust(a),(c),(d),(e)
Series 2020-JPSL Class R
02/15/2025	0.000%	100,000	2,468,000
LendingPoint Asset Securitization Trust(a)
Series 2021-1 Class A
04/15/2027	1.750%	112,707	112,694
Subordinated Series 2021-A Class B
12/15/2028	1.460%	8,750,000	8,524,062
Madison Park Funding XVIII Ltd.(a),(b)
Series 2015-18A Class CRR
3-month USD LIBOR + 1.900% Floor 1.900% 10/21/2030	2.998%	17,075,000	16,298,446
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% Floor 7.250% 10/22/2030	8.386%	2,750,000	2,415,267
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	3.036%	7,000,000	6,776,441
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class A
11/16/2026	3.821%	338,278	338,290
Series 2021-1 Class A
11/15/2027	1.180%	3,129,077	3,079,901
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-1 Class B
11/15/2027	2.130%	8,846,353	8,453,418
Series 2021-2 Class NOTE
01/25/2029	3.000%	6,785,805	6,596,590
Series 2021-5 Class A
08/15/2029	1.530%	8,047,209	7,833,215
Subordinated Series 2020-3 Class C
05/17/2027	6.430%	6,200,000	6,252,395
Subordinated Series 2021-3 Class B
05/15/2029	1.740%	4,549,752	4,306,318
Pagaya AI Debt Trust(a)
Subordinated Series 2022-1 Class B
10/15/2029	3.344%	10,000,000	9,477,784
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-4A Class D
3-month USD LIBOR + 7.050% Floor 7.050% 11/25/2028	8.574%	3,000,000	2,853,930
Series 2021-4A Class B
3-month USD LIBOR + 1.750% Floor 1.750% 10/15/2029	2.794%	12,000,000	11,352,900
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class A2
3-month USD LIBOR + 1.550% 04/15/2030	2.594%	26,500,000	25,774,085
Series 2018-4A Class D
3-month USD LIBOR + 5.850% 04/15/2030	6.894%	7,000,000	6,196,610
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	6,917,003	6,624,918
RR 1 LLC(a),(b)
Series 2017-1A Class A2B
3-month USD LIBOR + 1.600% Floor 1.600% 07/15/2035	2.644%	7,800,000	7,493,109
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	2.444%	6,500,000	6,287,106
Sound Point IV-R CLO Ltd.(a),(b)
Series 2013-3RA Class B
3-month USD LIBOR + 1.750% Floor 1.750% 04/18/2031	2.794%	10,000,000	9,501,540
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Quality Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Theorem Funding Trust(a)
Subordinated Series 2021-1A Class B
12/15/2027	1.840%	4,000,000	3,687,246
Subordinated Series 2022-1A Class B
02/15/2028	3.100%	5,670,000	5,483,715
Upstart Pass-Through Trust(a)
Series 2021-ST1 Class A
02/20/2027	2.750%	2,996,747	2,920,225
Series 2021-ST8 Class A
10/20/2029	1.750%	7,318,399	6,901,978
Series 2021-ST9 Class A
11/20/2029	1.700%	5,903,721	5,497,984
Upstart Securitization Trust(a)
Subordinated Series 2021-2 Class B
06/20/2031	1.750%	4,000,000	3,851,491
Total Asset-Backed Securities — Non-Agency (Cost $232,934,189)			224,189,141

Commercial Mortgage-Backed Securities - Agency 2.9%

Federal National Mortgage Association(f)
Series 2017-M15 Class ATS2
11/25/2027	3.153%	14,177,415	14,065,609
Federal National Mortgage Association
Series 2017-T1 Class A
06/25/2027	2.898%	17,907,470	17,674,540
FRESB Mortgage Trust(f)
Series 2018-SB45 Class A10F (FHLMC)
11/25/2027	3.160%	8,564,001	8,430,980
Government National Mortgage Association(f),(g)
Series 2019-102 Class IB
03/16/2060	0.828%	13,348,030	849,757
Series 2019-109 Class IO
04/16/2060	0.805%	24,727,622	1,552,375
Series 2019-118 Class IO
06/16/2061	0.821%	20,238,332	1,092,479
Series 2019-131 Class IO
07/16/2061	0.802%	25,708,429	1,575,690
Series 2019-134 Class IO
08/16/2061	0.653%	17,641,831	891,911
Series 2019-139 Class IO
11/16/2061	0.649%	20,565,278	1,047,741
Series 2020-19 Class IO
12/16/2061	0.699%	20,099,794	1,210,975
Series 2020-3 Class IO
02/16/2062	0.627%	20,051,416	1,096,995
Total Commercial Mortgage-Backed Securities - Agency (Cost $64,584,527)			49,489,052

Commercial Mortgage-Backed Securities - Non-Agency 9.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class E
1-month USD LIBOR + 2.250% Floor 2.250% 10/15/2037	3.125%	4,490,000	4,147,334
Braemar Hotels & Resorts Trust(a),(b)
Subordinated Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	2.675%	6,500,000	6,222,540
BX Trust(a),(b)
Series 2018-GW Class D
1-month USD LIBOR + 1.770% Floor 1.770% 05/15/2037	2.645%	3,830,000	3,710,279
Series 2018-GW Class E
1-month USD LIBOR + 1.970% Floor 1.970% 05/15/2035	2.845%	7,000,000	6,641,691
BX Trust(a)
Series 2019-OC11 Class E
12/09/2041	4.076%	2,450,000	2,035,003
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% Floor 1.350% 11/15/2036	2.375%	3,000,000	3,000,000
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	3.125%	23,245,000	23,245,000
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	3.875%	3,675,000	3,675,000
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	5,320,000	4,517,145
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	10,400,000	8,370,208
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	4,050,000	2,938,081
Extended Stay America Trust(a),(b)
Series 2021-ESH Class D
1-month USD LIBOR + 2.250% Floor 2.250% 07/15/2038	2.804%	5,963,299	5,769,809
Hilton USA Trust(a),(f)
Series 2016-HHV Class D
11/05/2038	4.194%	8,395,000	7,781,593

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
May 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-HHV Class F
11/05/2038	4.194%	15,500,000	13,573,865
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class D
11/05/2035	4.927%	5,000,000	4,873,443
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	8,700,000	8,396,522
Home Partners of America Trust(a)
Subordinated Series 2021-2 Class B
12/17/2026	2.302%	19,686,569	18,024,729
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Subordinated Series 2021-HTL5 Class D
1-month USD LIBOR + 2.515% Floor 2.515% 11/15/2038	3.390%	6,990,000	6,606,380
Morgan Stanley Capital I Trust(a),(f)
Series 2019-MEAD Class D
11/10/2036	3.283%	5,500,000	5,036,292
Progress Residential Trust(a)
Series 2019-SFR4 Class E
10/17/2036	3.435%	11,000,000	10,618,079
Series 2020-SFR1 Class E
04/17/2037	3.032%	8,000,000	7,471,586
Subordinated Series 2019-SFR3 Class E
09/17/2036	3.369%	5,000,000	4,831,847
Subordinated Series 2019-SFR3 Class F
09/17/2036	3.867%	2,604,000	2,531,487
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2021-FCMT Class D
1-month USD LIBOR + 3.500% Floor 3.500% 05/15/2031	4.375%	6,225,000	5,918,002
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $175,593,067)			169,935,915

Residential Mortgage-Backed Securities - Agency 73.4%

Federal Home Loan Mortgage Corp.
10/01/2024- 06/01/2039	5.000%	2,848,067	3,034,383
06/01/2030	5.500%	1,814,288	1,899,469
05/01/2036- 08/01/2051	2.000%	49,792,716	44,840,869
08/01/2041	4.500%	2,058,158	2,133,601
03/01/2042- 11/01/2046	3.500%	32,491,050	32,551,027
11/01/2043	3.000%	11,968,232	11,630,047
08/01/2044- 11/01/2048	4.000%	23,828,407	24,302,208
02/01/2051- 03/01/2052	2.500%	39,983,101	37,031,043
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(h)
06/01/2044	3.500%	5,903,584	5,900,166
Federal Home Loan Mortgage Corp.(b),(g)
CMO Series 264 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 07/15/2042	5.075%	3,799,462	578,874
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	5.075%	5,509,261	895,423
CMO Series 4183 Class AS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/15/2039	5.275%	89,838	375
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	5.025%	2,301,176	389,523
CMO Series 4594 Class SA
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 06/15/2046	5.075%	4,828,995	791,520
CMO Series 4620 Class AS
-1.0 x 1-month USD LIBOR + 0.440% 11/15/2042	1.248%	4,806,537	233,544
CMO Series 4935 Class JS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 12/25/2049	5.044%	8,808,323	1,459,778
CMO Series 4965 Class KS
1-month USD LIBOR + 5.850% Cap 5.850% 04/25/2050	4.844%	6,286,018	912,438
CMO Series 4987 Class KS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.074%	13,328,058	2,645,625
CMO Series 4993 Class MS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2050	5.044%	16,837,392	3,449,700

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Quality Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	5.095%	5,294,639	863,205
CMO STRIPS Series 326 Class S1
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/15/2044	5.125%	1,898,485	263,658
Federal Home Loan Mortgage Corp.(g)
CMO Series 304 Class C69
12/15/2042	4.000%	1,521,745	299,279
CMO Series 4122 Class JI
12/15/2040	4.000%	335,571	11,350
CMO Series 4139 Class CI
05/15/2042	3.500%	2,363,106	241,929
CMO Series 4147 Class CI
01/15/2041	3.500%	1,513,019	82,054
CMO Series 4148 Class BI
02/15/2041	4.000%	153,672	1,588
CMO Series 4177 Class IY
03/15/2043	4.000%	4,153,864	695,194
CMO Series 4215 Class IL
07/15/2041	3.500%	445,742	22,220
Federal Home Loan Mortgage Corp.(f),(g)
CMO Series 4068 Class GI
09/15/2036	1.365%	3,506,441	180,150
CMO Series 4107 Class KS
06/15/2038	1.484%	3,218,473	125,168
Federal Home Loan Mortgage Corp. REMICS(g)
CMO Series 5105 Class ID
05/25/2051	3.000%	22,073,980	4,403,445
Federal National Mortgage Association
09/01/2022- 09/01/2036	6.500%	1,617,844	1,785,439
11/01/2022- 07/01/2023	6.000%	24,297	24,562
11/01/2034- 07/01/2048	3.500%	56,488,786	56,838,139
02/01/2035- 12/01/2040	5.000%	11,383,376	12,119,538
03/01/2036- 08/01/2041	4.500%	9,462,113	9,865,573
06/01/2036- 05/01/2051	2.000%	205,121,257	183,701,294
02/01/2041- 01/01/2042	4.000%	10,515,631	10,776,918
11/01/2046- 11/01/2050	3.000%	106,383,505	102,761,982
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
12/01/2050- 05/01/2051	2.500%	47,517,395	44,367,644
CMO Series 2017-72 Class B
09/25/2047	3.000%	5,737,605	5,508,659
Federal National Mortgage Association(b),(g)
CMO Series 2005-74 Class NI
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 05/25/2035	5.074%	6,300,420	378,978
CMO Series 2007-54 Class DI
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2037	5.094%	5,045,496	727,403
CMO Series 2013-97 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2032	5.432%	1,565,451	75,974
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	5.144%	8,206,805	1,363,701
CMO Series 2016-101 Class SK
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 01/25/2047	4.944%	16,255,151	2,734,451
CMO Series 2016-37 Class SA
-1.0 x 1-month USD LIBOR + 5.850% Cap 5.850% 06/25/2046	4.844%	10,498,297	1,769,166
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	4.994%	14,842,415	2,502,373
CMO Series 2017-3 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/25/2047	4.994%	12,585,009	2,060,598
CMO Series 2017-51 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	5.144%	10,255,206	1,645,371

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	2.750%	32,625,417	2,962,450
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	5.144%	7,787,528	1,205,789
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	5.044%	21,709,522	3,267,704
CMO Series 2019-57 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 10/25/2049	5.044%	12,527,101	1,810,013
CMO Series 2019-77 Class SP
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 01/25/2050	4.944%	17,188,021	2,768,767
CMO Series 2020-40 Class LS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.074%	18,291,752	3,759,906
Federal National Mortgage Association(f),(g)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	3,415,059	7
Federal National Mortgage Association(g)
CMO Series 2012-129 Class IC
01/25/2041	3.500%	1,908,187	95,316
CMO Series 2012-133 Class EI
07/25/2031	3.500%	657,299	18,537
CMO Series 2012-134 Class AI
07/25/2040	3.500%	1,298,411	41,429
CMO Series 2012-144 Class HI
07/25/2042	3.500%	2,156,014	233,709
CMO Series 2013-1 Class AI
02/25/2043	3.500%	1,913,583	268,728
CMO Series 2013-1 Class BI
02/25/2040	3.500%	137,456	1,014
CMO Series 2013-16
01/25/2040	3.500%	2,038,125	91,939
CMO Series 2013-41 Class IY
05/25/2040	3.500%	592,579	5,124
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-6 Class MI
02/25/2040	3.500%	562,395	6,218
CMO Series 2020-55 Class MI
08/25/2050	2.500%	21,196,586	3,620,027
CMO Series 2021-3 Class TI
02/25/2051	2.500%	41,092,746	7,315,014
CMO Series 417 Class C4
02/25/2043	3.500%	7,460,138	1,459,284
Federal National Mortgage Association REMICS(g)
CMO Series 2021-13 Class IO
03/25/2051	3.000%	16,041,180	3,036,544
CMO Series 2021-54 Class LI
04/25/2049	2.500%	23,100,896	3,418,494
Government National Mortgage Association
12/15/2031- 02/15/2032	6.500%	151,523	160,776
01/15/2039- 08/20/2040	5.000%	5,201,389	5,548,668
04/20/2051- 05/20/2051	2.500%	82,683,206	76,609,750
Government National Mortgage Association(h)
04/20/2048	4.500%	8,667,985	8,954,818
Government National Mortgage Association(g)
CMO Series 2012-121 Class PI
09/16/2042	4.500%	3,404,349	560,153
CMO Series 2012-129 Class AI
08/20/2037	3.000%	1,424,486	29,446
CMO Series 2014-131 Class EI
09/16/2039	4.000%	5,878,672	411,121
CMO Series 2015-175 Class AI
10/16/2038	3.500%	13,329,780	1,387,364
CMO Series 2019-129 Class AI
10/20/2049	3.500%	24,976,751	4,086,674
CMO Series 2020-129 Class YI
09/20/2050	2.500%	27,258,475	3,842,826
CMO Series 2020-138 Class IN
09/20/2050	2.500%	13,810,873	2,176,896
CMO Series 2020-138 Class JI
09/20/2050	2.500%	32,306,002	4,780,335
CMO Series 2020-142 Class GI
09/20/2050	3.000%	10,259,737	1,580,249
CMO Series 2020-175 Class KI
11/20/2050	2.500%	22,469,135	3,363,200
CMO Series 2020-185 Class KI
12/20/2050	2.500%	36,990,589	4,839,889
CMO Series 2020-188 Class KI
12/20/2050	2.500%	40,219,127	5,923,228

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Quality Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-191 Class TI
12/20/2050	2.500%	10,954,672	1,438,923
CMO Series 2020-191 Class UC
12/20/2050	4.000%	20,307,526	3,264,029
CMO Series 2021-1 Class IB
01/20/2051	2.500%	22,877,094	3,144,726
CMO Series 2021-111 Class AI
06/20/2051	2.500%	21,630,060	3,088,485
CMO Series 2021-119 Class LI
07/20/2051	3.000%	23,881,373	3,979,709
CMO Series 2021-122 Class HI
11/20/2050	2.500%	19,658,953	2,929,803
CMO Series 2021-142 Class IX
08/20/2051	2.500%	26,317,743	3,810,867
CMO Series 2021-146 Class IK
08/20/2051	3.500%	24,581,020	4,341,940
CMO Series 2021-158 Class IO
09/20/2051	3.000%	17,612,365	2,659,543
CMO Series 2021-158 Class VI
09/20/2051	3.000%	19,442,745	3,177,477
CMO Series 2021-159 Class IP
09/20/2051	3.000%	15,270,052	2,406,288
CMO Series 2021-161 Class UI
09/20/2051	3.000%	25,878,930	4,119,318
CMO Series 2021-175 Class IJ
10/20/2051	3.000%	26,636,863	4,307,016
CMO Series 2021-27 Class IN
02/20/2051	2.500%	14,172,347	1,943,821
CMO Series 2021-67 Class GI
04/20/2051	3.000%	23,166,732	3,583,101
CMO Series 2021-8 Class IO
01/20/2051	3.000%	42,005,774	6,670,891
CMO Series 2021-9 Class MI
01/20/2051	2.500%	25,543,761	3,495,840
Government National Mortgage Association(b),(g)
CMO Series 2014-131 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/16/2044	5.325%	10,659,555	1,790,397
CMO Series 2017-170 Class QS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	5.273%	7,853,227	1,049,940
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-1 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	5.273%	9,267,918	1,294,449
CMO Series 2018-105 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	5.273%	6,975,224	860,434
CMO Series 2018-139 Class KS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	5.223%	4,382,543	573,731
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	5.223%	9,267,110	1,187,037
CMO Series 2018-21 Class WS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 02/20/2048	5.273%	8,355,661	1,172,171
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	5.273%	5,380,216	703,618
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	5.273%	5,970,580	788,918
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	5.273%	8,311,970	1,178,670
CMO Series 2018-97 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	5.273%	7,243,969	925,782
CMO Series 2019-119 Class GS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/20/2049	5.173%	8,702,010	1,042,263

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-120 Class SA
-1.0 x 1-month USD LIBOR + 3.400% Cap 3.400% 09/20/2049	2.473%	21,343,464	1,207,097
CMO Series 2019-21 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.123%	8,179,671	968,038
CMO Series 2019-23 Class SQ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.123%	7,636,447	1,257,313
CMO Series 2019-43 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/20/2049	5.173%	14,992,907	1,848,651
CMO Series 2019-52 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 04/16/2049	5.175%	16,488,101	3,631,382
CMO Series 2019-92 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/20/2049	5.173%	19,515,496	2,503,707
CMO Series 2020-104 Class SA
-1.0 x 1-month USD LIBOR + 6.200% 07/20/2050	5.273%	14,510,537	1,842,102
CMO Series 2020-125 Class AS
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 08/20/2050	5.323%	22,037,749	3,500,141
CMO Series 2020-125 Class SD
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 08/20/2050	5.323%	15,771,134	2,540,104
CMO Series 2021-193 Class ES
30-day Average SOFR + 1.700% 11/20/2051	1.201%	173,183,384	1,362,105
Government National Mortgage Association TBA(i)
06/22/2052	3.000%	47,000,000	45,327,461
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(i)
06/16/2037	2.000%	30,000,000	28,340,442
06/16/2037- 06/13/2052	3.000%	143,000,000	137,528,594
06/13/2052	3.500%	87,500,000	85,770,507
06/13/2052	4.000%	90,000,000	90,035,156
Total Residential Mortgage-Backed Securities - Agency (Cost $1,340,147,433)			1,261,110,009

Residential Mortgage-Backed Securities - Non-Agency 19.4%

Ajax Mortgage Loan Trust(a),(f)
CMO Series 2021-B Class A
06/25/2066	2.239%	5,996,046	5,631,002
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	2.756%	1,609,841	1,606,054
CMO Series 2019-3A Class M1C
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.956%	6,299,000	6,170,192
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	3.506%	5,000,000	4,922,806
BVRT Financing Trust(a),(b),(e)
CMO Series 2020-CRT1 Class M3
1-month USD LIBOR + 4.000% 07/10/2032	4.077%	2,893,104	2,907,569
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	3.126%	10,000,000	10,000,000
BVRT Financing Trust(a),(b),(c),(e)
CMO Series 2021-CRT1 Class M2
1-month USD LIBOR + 2.250% Floor 2.250% 01/10/2033	2.345%	1,111,648	1,084,239
CMO Series 2021-CRT1 Class M3
1-month USD LIBOR + 2.750% Floor 3.000% 01/10/2033	3.000%	16,500,000	16,128,750
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	3.756%	13,000,000	12,871,785
CHNGE Mortgage Trust(a),(f)
CMO Series 2022-2 Class A1
03/25/2067	3.757%	8,615,015	8,296,617

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Quality Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CIM Trust(a),(f)
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	5,072,323	4,898,943
CMO Series 2021-NR4 Class A1
10/25/2061	2.816%	3,939,979	3,723,888
Citigroup Mortgage Loan Trust, Inc.(a),(f)
CMO Series 2009-11 Class 1A2
02/25/2037	2.448%	303,513	297,051
CMO Series 2014-A Class B2
01/25/2035	5.486%	930,015	916,534
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B2
01/25/2053	4.250%	3,523,027	3,440,191
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	3.156%	3,743,434	3,687,955
CMO Series 2020-R01 Class 1M2
1-month USD LIBOR + 2.050% 01/25/2040	3.056%	3,143,479	3,116,458
CMO Series 2022-R02 Class 2M2
30-day Average SOFR + 3.000% 01/25/2042	3.585%	10,000,000	9,409,097
Subordinated CMO Series 2019-R01 Class 2B1
1-month USD LIBOR + 4.350% Floor 4.350% 07/25/2031	5.356%	11,290,000	11,268,119
Subordinated CMO Series 2022-R01 Class 1B2
30-day Average SOFR + 6.000% 12/25/2041	6.585%	7,000,000	5,986,739
CSMC Trust(a),(f)
CMO Series 2021-JR2 Class A1
11/25/2061	2.215%	4,158,284	4,005,358
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN3 Class M3
1-month USD LIBOR + 4.000% 08/25/2024	5.006%	2,108,430	2,121,590
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2021-DNA5 Class B2
30-day Average SOFR + 5.500% 01/25/2034	6.085%	7,000,000	5,690,858
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN4 Class M3
1-month USD LIBOR + 4.550% 10/25/2024	5.556%	2,781,024	2,812,380
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	3.185%	8,868,826	8,862,886
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2022-DNA2 Class B1
30-day Average SOFR + 4.750% 02/25/2042	5.335%	7,500,000	6,952,110
GCAT LLC(a),(f)
CMO Series 2021-CM1 Class A1
04/25/2065	1.469%	2,998,389	2,920,157
Glebe Funding Trust (The)(a),(e)
CMO Series 2021-1 Class PT
10/27/2023	3.000%	7,911,497	7,753,267
Imperial Fund Mortgage Trust(a),(f)
CMO Series 2021-NQM4 Class A3
01/25/2057	2.450%	8,852,118	7,857,950
Legacy Mortgage Asset Trust(a),(f)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	4,667,371	4,487,644
Loan Revolving Advance Investment Trust(a),(b),(c),(e)
CMO Series 2021-2 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 06/30/2023	3.625%	14,800,000	14,782,936
Mortgage Acquisition Trust I LLC(a),(e)
CMO Series 2021-1 Class PT
11/29/2023	3.500%	5,798,512	5,776,768
New Residential Mortgage Loan Trust(a),(f),(g)
CMO Series 2014-1A Class AIO
01/25/2054	2.307%	10,637,314	489,847
NRZ Excess Spread-Collateralized Notes(a)
CMO Series 2021-GNT1 Class A
11/25/2026	3.474%	6,092,108	5,720,828
PMT Credit Risk Transfer Trust(a),(b)
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	3.773%	2,212,611	2,091,302
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	3.856%	26,500,000	26,338,999
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	3.656%	26,500,000	26,162,305
Point Securitization Trust(a),(f)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	8,384,598	8,363,090
Preston Ridge Partners Mortgage Trust(a),(f)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	9,710,841	9,327,149
CMO Series 2021-3 Class A1
04/25/2026	1.867%	6,482,325	6,165,727

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pretium Mortgage Credit Partners(a),(f)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	4,495,616	4,288,898
Radnor Re Ltd.(a),(b)
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 02/25/2030	2.456%	7,400,000	7,306,894
Subordinated CMO Series 2021-2 Class M1A
30-day Average SOFR + 1.850% Floor 1.850% 11/25/2031	2.139%	2,750,000	2,726,182
Saluda Grade Alternative Mortgage Trust(a)
CMO Series 2020-FIG1 Class A1
09/25/2050	3.568%	2,907,853	2,892,168
SG Residential Mortgage Trust(a),(f)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	4,224,000	4,174,018
Stanwich Mortgage Loan Co. LLC(a),(f)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	8,593,143	8,318,717
Stonnington Mortgage Trust(a),(c),(e),(f)
CMO Series 2020-1 Class A
07/28/2024	3.500%	2,824,810	2,824,810
Toorak Mortgage Corp., Ltd.(a),(c),(e),(f)
CMO Series 2020-1 Class M1
03/25/2023	5.000%	7,000,000	6,895,000
Triangle Re Ltd.(a),(b)
CMO Series 2021-2 Class M1B
1-month USD LIBOR + 2.600% Floor 2.600% 10/25/2033	3.606%	10,000,000	9,871,560
Vendee Mortgage Trust(f),(g)
CMO Series 1998-1 Class 2IO
03/15/2028	0.000%	499,052	1
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 1998-3 Class IO
03/15/2029	0.000%	568,678	1
Verus Securitization Trust(a),(f)
CMO Series 2020-1 Class M1
01/25/2060	3.021%	6,700,000	6,396,938
Visio Trust(a)
CMO Series 2021-1R Class A3
05/25/2056	1.688%	3,368,870	3,180,706
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $341,357,820)			333,923,033

Options Purchased Calls 0.5%
Value ($)
(Cost $11,635,804)	8,318,212

Options Purchased Puts 1.0%

(Cost $4,636,960)	17,926,350

Money Market Funds 2.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.852%(j),(k)	50,344,560	50,324,422
Total Money Market Funds (Cost $50,324,422)		50,324,422
Total Investments in Securities (Cost: $2,221,214,222)		2,115,216,134
Other Assets & Liabilities, Net		(397,036,924)
Net Assets		1,718,179,210

At May 31, 2022, securities and/or cash totaling $26,934,632 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	4,488	09/2022	USD	536,105,625	1,112,566	—
U.S. Ultra Treasury Bond	183	09/2022	USD	28,502,250	—	(518,073)
Total					1,112,566	(518,073)

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Quality Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(18)	09/2022	USD	(2,509,875)	—	(1,305)
U.S. Treasury 5-Year Note	(1,870)	09/2022	USD	(211,222,344)	—	(224,512)
Total					—	(225,817)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	60,000,000	60,000,000	1.00	07/08/2022	612,000	6
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	45,560,000	45,560,000	2.25	04/27/2023	1,093,440	700,362
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	91,220,000	91,220,000	2.50	05/12/2023	2,727,478	2,159,460
10-Year OTC interest rate swap with JPMorgan to receive exercise rate and pay SOFR	JPMorgan	USD	130,000,000	130,000,000	2.25	05/26/2023	2,600,000	2,146,001
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	75,000,000	75,000,000	2.25	04/27/2023	1,788,749	1,152,923
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	91,220,000	91,220,000	2.50	05/12/2023	2,814,137	2,159,460
Total							11,635,804	8,318,212

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	139,400,000	139,400,000	1.75	11/09/2022	3,261,960	15,021,925
10-Year OTC interest rate swap with Morgan Stanley to receive SOFR and pay exercise rate	Morgan Stanley	USD	62,500,000	62,500,000	2.25	09/30/2022	1,375,000	2,904,425
Total							4,636,960	17,926,350

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	(75,000,000)	(75,000,000)	2.55	07/13/2022	(1,200,000)	(1,433,504)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	(150,000,000)	(150,000,000)	2.65	07/14/2022	(2,550,000)	(2,136,990)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(93,900,000)	(93,900,000)	1.75	07/05/2022	(727,725)	(4,982,203)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(161,400,000)	(161,400,000)	1.85	07/07/2022	(1,452,600)	(7,839,618)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(75,000,000)	(75,000,000)	2.00	08/03/2022	(675,000)	(3,184,770)
Total							(6,605,325)	(19,577,085)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
May 31, 2022
Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	6.799	USD	10,000,000	(1,362,500)	5,833	—	(1,864,340)	507,673	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	6.799	USD	10,000,000	(1,362,500)	5,833	—	(1,216,016)	—	(140,651)
Markit CMBX North America Index, Series 13 BBB-	Citi	12/16/2072	3.000	Monthly	5.703	USD	5,000,000	(743,750)	2,917	—	(258,741)	—	(482,092)
Markit CMBX North America Index, Series 13 BBB-	Goldman Sachs International	12/16/2072	3.000	Monthly	5.703	USD	5,200,000	(773,500)	3,033	—	(279,660)	—	(490,807)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	6.799	USD	10,000,000	(1,362,500)	5,833	—	(1,719,092)	362,425	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	5.807	USD	2,400,000	(289,500)	1,400	—	(356,037)	67,937	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	20,000,000	(2,725,000)	11,667	—	(3,760,275)	1,046,942	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	5,000,000	(681,250)	2,917	—	(1,129,083)	450,750	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	10,000,000	(1,362,500)	5,833	—	(1,582,068)	225,401	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	5,000,000	(681,250)	2,917	—	(818,589)	140,256	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	5.807	USD	16,000,000	(1,930,000)	9,333	—	(3,059,250)	1,138,583	—
Markit CMBX North America Index, Series 13 BBB-	Morgan Stanley	12/16/2072	3.000	Monthly	5.703	USD	5,000,000	(743,750)	2,917	—	(454,813)	—	(286,020)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	18.548	USD	5,000,000	(907,812)	2,917	—	(273,761)	—	(631,134)
Total								(14,925,812)	63,350	—	(16,771,725)	3,939,967	(2,030,704)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2022, the total value of these securities amounted to $723,114,117, which represents 42.09% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of May 31, 2022.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2022, the total value of these securities amounted to $44,183,735, which represents 2.57% of total net assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Quality Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Notes to Portfolio of Investments  (continued)
(d)	Security represents a pool of loans that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions (i.e. principal and interest, net of fees and expenses) that are tied to the payments made by the borrower on the underlying loans. Due to the structure of the security the cash payments received are not known until the time of payment. The interest rate shown is the stated coupon rate as of May 31, 2022 and is not reflective of the cash flow payments.
(e)	Valuation based on significant unobservable inputs.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of May 31, 2022.
(g)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(h)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(i)	Represents a security purchased on a when-issued basis.
(j)	The rate shown is the seven-day current annualized yield at May 31, 2022.
(k)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.852%
	72,268,110	917,545,842	(939,489,530)	—	50,324,422	(20,064)	107,878	50,344,560
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2022	19

Portfolio of Investments  (continued)
May 31, 2022
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	221,721,141	2,468,000	224,189,141
Commercial Mortgage-Backed Securities - Agency	—	49,489,052	—	49,489,052
Commercial Mortgage-Backed Securities - Non-Agency	—	169,935,915	—	169,935,915
Residential Mortgage-Backed Securities - Agency	—	1,261,110,009	—	1,261,110,009
Residential Mortgage-Backed Securities - Non-Agency	—	265,769,694	68,153,339	333,923,033
Options Purchased Calls	—	8,318,212	—	8,318,212
Options Purchased Puts	—	17,926,350	—	17,926,350
Money Market Funds	50,324,422	—	—	50,324,422
Total Investments in Securities	50,324,422	1,994,270,373	70,621,339	2,115,216,134
Investments in Derivatives
Asset
Futures Contracts	1,112,566	—	—	1,112,566
Swap Contracts	—	3,939,967	—	3,939,967
Liability
Futures Contracts	(743,890)	—	—	(743,890)
Options Contracts Written	—	(19,577,085)	—	(19,577,085)
Swap Contracts	—	(2,030,704)	—	(2,030,704)
Total	50,693,098	1,976,602,551	70,621,339	2,097,916,988
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2021 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2022 ($)
Asset-Backed Securities — Non-Agency	17,708,314	(3,445,277)	—	3,117,277	—	—	—	(14,912,314)	2,468,000
Residential Mortgage-Backed Securities — Non-Agency	71,618,359	9,299	13,470	(599,106)	35,441,070	(50,972,541)	19,609,381	(6,966,593)	68,153,339
Total	89,326,673	(3,435,978)	13,470	2,518,171	35,441,070	(50,972,541)	19,609,381	(21,878,907)	70,621,339
(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2022 was $2,561,099, which is comprised of Asset-Backed Securities — Non-Agency of $3,117,277 and Residential Mortgage-Backed Securities — Non-Agency of $(556,178).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Quality Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Fair value measurements  (continued)
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2022	21

Statement of Assets and Liabilities
May 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,154,617,036)	$2,038,647,150
Affiliated issuers (cost $50,324,422)	50,324,422
Options purchased (cost $16,272,764)	26,244,562
Cash collateral held at broker for:
Swap contracts	5,823,000
Options contracts written	12,209,000
Unrealized appreciation on swap contracts	3,939,967
Receivable for:
Capital shares sold	3,332,287
Dividends	27,272
Interest	6,388,799
Variation margin for futures contracts	713,642
Prepaid expenses	13,934
Total assets	2,147,664,035
Liabilities
Option contracts written, at value (premiums received $6,605,325)	19,577,085
Due to custodian	201,397
Unrealized depreciation on swap contracts	2,030,704
Upfront receipts on swap contracts	16,771,725
Payable for:
Investments purchased on a delayed delivery basis	381,712,290
Capital shares purchased	2,063,918
Distributions to shareholders	3,191,572
Variation margin for futures contracts	3,502,969
Management services fees	92,803
Distribution and/or service fees	10,515
Transfer agent fees	86,777
Compensation of board members	186,843
Other expenses	56,227
Total liabilities	429,484,825
Net assets applicable to outstanding capital stock	$1,718,179,210
Represented by
Paid in capital	1,949,490,951
Total distributable earnings (loss)	(231,311,741)
Total - representing net assets applicable to outstanding capital stock	$1,718,179,210
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Quality Income Fund | Annual Report 2022

Statement of Assets and Liabilities  (continued)
May 31, 2022
Class A
Net assets	$323,845,414
Shares outstanding	16,151,226
Net asset value per share	$20.05
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$20.67
Advisor Class
Net assets	$33,695,155
Shares outstanding	1,681,437
Net asset value per share	$20.04
Class C
Net assets	$12,901,674
Shares outstanding	642,371
Net asset value per share	$20.08
Institutional Class
Net assets	$332,225,236
Shares outstanding	16,580,505
Net asset value per share	$20.04
Institutional 2 Class
Net assets	$24,710,540
Shares outstanding	1,233,092
Net asset value per share	$20.04
Institutional 3 Class
Net assets	$987,972,811
Shares outstanding	49,502,734
Net asset value per share	$19.96
Class R
Net assets	$2,828,380
Shares outstanding	141,170
Net asset value per share	$20.04
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2022	23

Statement of Operations
Year Ended May 31, 2022
Net investment income
Income:
Dividends — affiliated issuers	$107,878
Interest	64,021,479
Total income	64,129,357
Expenses:
Management services fees	10,559,660
Distribution and/or service fees
Class A	977,869
Class C	170,835
Class R	23,290
Transfer agent fees
Class A	535,951
Advisor Class	79,615
Class C	23,410
Institutional Class	644,993
Institutional 2 Class	19,597
Institutional 3 Class	63,186
Class R	6,380
Compensation of board members	36,193
Custodian fees	36,154
Printing and postage fees	85,871
Registration fees	133,916
Audit fees	49,500
Legal fees	30,612
Interest on collateral	16,983
Compensation of chief compliance officer	345
Other	30,678
Total expenses	13,525,038
Fees waived by transfer agent
Institutional 2 Class	(1,777)
Expense reduction	(3,813)
Total net expenses	13,519,448
Net investment income	50,609,909
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(36,472,266)
Investments — affiliated issuers	(20,064)
Foreign currency translations	(321)
Futures contracts	(57,301,379)
Options purchased	15,241,430
Options contracts written	(17,838,455)
Swap contracts	(1,170,380)
Net realized loss	(97,561,435)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(147,365,779)
Futures contracts	(1,895,012)
Options purchased	(14,555,399)
Options contracts written	(13,415,570)
Swap contracts	(3,385,751)
Net change in unrealized appreciation (depreciation)	(180,617,511)
Net realized and unrealized loss	(278,178,946)
Net decrease in net assets resulting from operations	$(227,569,037)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Quality Income Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended May 31, 2022	Year Ended May 31, 2021
Operations
Net investment income	$50,609,909	$55,800,605
Net realized loss	(97,561,435)	(1,699,107)
Net change in unrealized appreciation (depreciation)	(180,617,511)	81,838,183
Net increase (decrease) in net assets resulting from operations	(227,569,037)	135,939,681
Distributions to shareholders
Net investment income and net realized gains
Class A	(6,748,034)	(18,081,025)
Advisor Class	(1,139,219)	(3,171,493)
Class C	(167,123)	(717,869)
Institutional Class	(9,277,490)	(21,900,714)
Institutional 2 Class	(732,645)	(1,255,822)
Institutional 3 Class	(25,074,485)	(37,976,478)
Class R	(68,666)	(130,489)
Total distributions to shareholders	(43,207,662)	(83,233,890)
Increase (decrease) in net assets from capital stock activity	(284,593,108)	392,989,884
Total increase (decrease) in net assets	(555,369,807)	445,695,675
Net assets at beginning of year	2,273,549,017	1,827,853,342
Net assets at end of year	$1,718,179,210	$2,273,549,017
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2022	25

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2022		May 31, 2021
	Shares	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,984,813	43,861,129	3,903,794	88,795,239
Distributions reinvested	237,245	5,181,270	609,815	13,861,629
Redemptions	(4,849,505)	(106,035,059)	(4,700,240)	(107,063,384)
Net decrease	(2,627,447)	(56,992,660)	(186,631)	(4,406,516)
Advisor Class
Subscriptions	1,072,876	24,027,547	1,403,471	31,920,710
Distributions reinvested	48,850	1,069,711	131,912	2,995,918
Redemptions	(2,179,374)	(46,789,753)	(3,291,324)	(74,726,592)
Net decrease	(1,057,648)	(21,692,495)	(1,755,941)	(39,809,964)
Class C
Subscriptions	193,529	4,361,303	226,003	5,150,971
Distributions reinvested	6,913	151,525	30,978	704,845
Redemptions	(337,886)	(7,365,751)	(441,693)	(10,085,777)
Net decrease	(137,444)	(2,852,923)	(184,712)	(4,229,961)
Institutional Class
Subscriptions	4,371,659	97,210,740	6,670,209	152,108,757
Distributions reinvested	323,956	7,078,900	735,037	16,698,614
Redemptions	(10,864,871)	(234,639,662)	(8,184,795)	(186,157,261)
Net decrease	(6,169,256)	(130,350,022)	(779,549)	(17,349,890)
Institutional 2 Class
Subscriptions	520,816	11,500,378	1,331,138	30,417,198
Distributions reinvested	33,348	731,318	55,151	1,253,506
Redemptions	(1,119,144)	(24,603,407)	(975,709)	(22,203,357)
Net increase (decrease)	(564,980)	(12,371,711)	410,580	9,467,347
Institutional 3 Class
Subscriptions	7,256,559	159,522,579	23,896,804	542,978,006
Distributions reinvested	1,097,694	23,824,955	1,551,666	35,133,510
Redemptions	(11,505,626)	(241,592,634)	(5,824,082)	(131,489,259)
Net increase (decrease)	(3,151,373)	(58,245,100)	19,624,388	446,622,257
Class R
Subscriptions	14,878	331,816	170,026	3,886,514
Distributions reinvested	3,134	68,664	5,689	129,272
Redemptions	(116,899)	(2,488,677)	(57,871)	(1,319,175)
Net increase (decrease)	(98,887)	(2,088,197)	117,844	2,696,611
Total net increase (decrease)	(13,807,035)	(284,593,108)	17,245,979	392,989,884

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Quality Income Fund | Annual Report 2022

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Columbia Quality Income Fund | Annual Report 2022	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A(c)
Year Ended 5/31/2022	$22.86	0.46	(2.89)	(2.43)	(0.38)	—	(0.38)
Year Ended 5/31/2021	$22.20	0.61	1.00	1.61	(0.68)	(0.27)	(0.95)
Year Ended 5/31/2020	$22.10	0.56	0.06	0.62	(0.52)	—	(0.52)
Year Ended 5/31/2019	$21.35	0.64	0.63	1.27	(0.52)	—	(0.52)
Year Ended 5/31/2018	$21.94	0.56	(0.55)	0.01	(0.60)	—	(0.60)
Advisor Class(c)
Year Ended 5/31/2022	$22.84	0.51	(2.87)	(2.36)	(0.44)	—	(0.44)
Year Ended 5/31/2021	$22.19	0.67	0.99	1.66	(0.74)	(0.27)	(1.01)
Year Ended 5/31/2020	$22.09	0.64	0.06	0.70	(0.60)	—	(0.60)
Year Ended 5/31/2019	$21.34	0.68	0.67	1.35	(0.60)	—	(0.60)
Year Ended 5/31/2018	$21.92	0.60	(0.50)	0.10	(0.68)	—	(0.68)
Class C(c)
Year Ended 5/31/2022	$22.90	0.29	(2.89)	(2.60)	(0.22)	—	(0.22)
Year Ended 5/31/2021	$22.24	0.44	1.00	1.44	(0.51)	(0.27)	(0.78)
Year Ended 5/31/2020	$22.14	0.40	0.06	0.46	(0.36)	—	(0.36)
Year Ended 5/31/2019	$21.39	0.48	0.63	1.11	(0.36)	—	(0.36)
Year Ended 5/31/2018	$21.97	0.40	(0.54)	(0.14)	(0.44)	—	(0.44)
Institutional Class(c)
Year Ended 5/31/2022	$22.84	0.51	(2.87)	(2.36)	(0.44)	—	(0.44)
Year Ended 5/31/2021	$22.19	0.66	1.00	1.66	(0.74)	(0.27)	(1.01)
Year Ended 5/31/2020	$22.09	0.64	0.06	0.70	(0.60)	—	(0.60)
Year Ended 5/31/2019	$21.34	0.68	0.67	1.35	(0.60)	—	(0.60)
Year Ended 5/31/2018	$21.92	0.60	(0.50)	0.10	(0.68)	—	(0.68)
Institutional 2 Class(c)
Year Ended 5/31/2022	$22.84	0.53	(2.88)	(2.35)	(0.45)	—	(0.45)
Year Ended 5/31/2021	$22.19	0.68	1.00	1.68	(0.76)	(0.27)	(1.03)
Year Ended 5/31/2020	$22.09	0.64	0.06	0.70	(0.60)	—	(0.60)
Year Ended 5/31/2019	$21.35	0.72	0.62	1.34	(0.60)	—	(0.60)
Year Ended 5/31/2018	$21.93	0.64	(0.54)	0.10	(0.68)	—	(0.68)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Quality Income Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Year Ended 5/31/2022	$20.05	(10.74%)	0.89%(d)	0.89%(d),(e)	2.06%	207%	$323,845
Year Ended 5/31/2021	$22.86	7.36%	0.91%(d)	0.90%(d),(e)	2.69%	319%	$429,196
Year Ended 5/31/2020	$22.20	2.81%	0.92%(d)	0.90%(d),(e)	2.61%	326%	$421,105
Year Ended 5/31/2019	$22.10	6.12%	0.93%(d)	0.92%(d),(e)	2.96%	302%	$453,821
Year Ended 5/31/2018	$21.35	0.22%	0.93%	0.91%(e)	2.58%	311%	$494,616
Advisor Class(c)
Year Ended 5/31/2022	$20.04	(10.49%)	0.64%(d)	0.64%(d),(e)	2.30%	207%	$33,695
Year Ended 5/31/2021	$22.84	7.53%	0.66%(d)	0.65%(d),(e)	2.94%	319%	$62,560
Year Ended 5/31/2020	$22.19	3.25%	0.67%(d)	0.65%(d),(e)	2.87%	326%	$99,749
Year Ended 5/31/2019	$22.09	6.21%	0.68%(d)	0.67%(d),(e)	3.22%	302%	$90,690
Year Ended 5/31/2018	$21.34	0.48%	0.67%	0.67%(e)	2.83%	311%	$85,695
Class C(c)
Year Ended 5/31/2022	$20.08	(11.44%)	1.64%(d)	1.64%(d),(e)	1.31%	207%	$12,902
Year Ended 5/31/2021	$22.90	6.54%	1.66%(d)	1.65%(d),(e)	1.94%	319%	$17,854
Year Ended 5/31/2020	$22.24	2.23%	1.67%(d)	1.66%(d),(e)	1.86%	326%	$21,452
Year Ended 5/31/2019	$22.14	5.14%	1.68%(d)	1.67%(d),(e)	2.20%	302%	$22,792
Year Ended 5/31/2018	$21.39	(0.53%)	1.67%	1.66%(e)	1.84%	311%	$29,850
Institutional Class(c)
Year Ended 5/31/2022	$20.04	(10.49%)	0.64%(d)	0.64%(d),(e)	2.30%	207%	$332,225
Year Ended 5/31/2021	$22.84	7.53%	0.66%(d)	0.65%(d),(e)	2.93%	319%	$519,577
Year Ended 5/31/2020	$22.19	3.25%	0.67%(d)	0.65%(d),(e)	2.86%	326%	$522,050
Year Ended 5/31/2019	$22.09	6.41%	0.68%(d)	0.67%(d),(e)	3.23%	302%	$603,089
Year Ended 5/31/2018	$21.34	0.29%	0.67%	0.66%(e)	2.83%	311%	$534,970
Institutional 2 Class(c)
Year Ended 5/31/2022	$20.04	(10.41%)	0.56%(d)	0.56%(d)	2.37%	207%	$24,711
Year Ended 5/31/2021	$22.84	7.62%	0.57%(d)	0.56%(d)	2.99%	319%	$41,073
Year Ended 5/31/2020	$22.19	3.35%	0.58%(d)	0.56%(d)	2.96%	326%	$30,795
Year Ended 5/31/2019	$22.09	6.32%	0.58%(d)	0.56%(d)	3.34%	302%	$37,589
Year Ended 5/31/2018	$21.35	0.58%	0.57%	0.57%	2.91%	311%	$34,203
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2022	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class(c)
Year Ended 5/31/2022	$22.75	0.54	(2.87)	(2.33)	(0.46)	—	(0.46)
Year Ended 5/31/2021	$22.10	0.69	0.99	1.68	(0.76)	(0.27)	(1.03)
Year Ended 5/31/2020	$22.00	0.68	0.06	0.74	(0.64)	—	(0.64)
Year Ended 5/31/2019	$21.25	0.72	0.63	1.35	(0.60)	—	(0.60)
Year Ended 5/31/2018	$21.83	0.64	(0.54)	0.10	(0.68)	—	(0.68)
Class R(c)
Year Ended 5/31/2022	$22.84	0.40	(2.87)	(2.47)	(0.33)	—	(0.33)
Year Ended 5/31/2021	$22.18	0.54	1.01	1.55	(0.62)	(0.27)	(0.89)
Year Ended 5/31/2020	$22.08	0.52	0.06	0.58	(0.48)	—	(0.48)
Year Ended 5/31/2019	$21.33	0.60	0.63	1.23	(0.48)	—	(0.48)
Year Ended 5/31/2018	$21.92	0.52	(0.55)	(0.03)	(0.56)	—	(0.56)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2022	5/31/2021	5/31/2020	5/31/2019
Class A	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Advisor Class	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Class C	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Institutional Class	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Institutional 2 Class	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Institutional 3 Class	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Class R	less than 0.01%	less than 0.01%	0.01%	less than 0.01%

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Quality Income Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Year Ended 5/31/2022	$19.96	(10.38%)	0.51%(d)	0.51%(d)	2.45%	207%	$987,973
Year Ended 5/31/2021	$22.75	7.64%	0.52%(d)	0.52%(d)	3.05%	319%	$1,197,807
Year Ended 5/31/2020	$22.10	3.40%	0.53%(d)	0.51%(d)	3.01%	326%	$729,991
Year Ended 5/31/2019	$22.00	6.58%	0.52%(d)	0.51%(d)	3.37%	302%	$692,552
Year Ended 5/31/2018	$21.25	0.43%	0.52%	0.52%	2.98%	311%	$765,037
Class R(c)
Year Ended 5/31/2022	$20.04	(10.94%)	1.14%(d)	1.14%(d),(e)	1.79%	207%	$2,828
Year Ended 5/31/2021	$22.84	7.00%	1.16%(d)	1.15%(d),(e)	2.40%	319%	$5,482
Year Ended 5/31/2020	$22.18	2.74%	1.17%(d)	1.15%(d),(e)	2.36%	326%	$2,711
Year Ended 5/31/2019	$22.08	5.87%	1.19%(d)	1.17%(d),(e)	2.76%	302%	$1,454
Year Ended 5/31/2018	$21.33	(0.21%)	1.17%	1.16%(e)	2.34%	311%	$735
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2022	31

Notes to Financial Statements
May 31, 2022
Note 1. Organization
Columbia Quality Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
32	Columbia Quality Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
Columbia Quality Income Fund | Annual Report 2022	33

Notes to Financial Statements  (continued)
May 31, 2022
(CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
34	Columbia Quality Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing
Columbia Quality Income Fund | Annual Report 2022	35

Notes to Financial Statements  (continued)
May 31, 2022
purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the
36	Columbia Quality Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage exposure to fluctuations in interest rates and to manage convexity risk.  These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2022:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	3,939,967*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,112,566*
Interest rate risk	Investments, at value — Options purchased	26,244,562
Total		31,297,095

Columbia Quality Income Fund | Annual Report 2022	37

Notes to Financial Statements  (continued)
May 31, 2022
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	2,030,704*
Credit risk	Upfront receipts on swap contracts	16,771,725
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	743,890*
Interest rate risk	Options contracts written, at value	19,577,085
Total		39,123,404

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	3,482,998	3,482,998
Interest rate risk	(57,301,379)	(17,838,455)	15,241,430	(4,653,378)	(64,551,782)
Total	(57,301,379)	(17,838,455)	15,241,430	(1,170,380)	(61,068,784)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(4,459,118)	(4,459,118)
Interest rate risk	(1,895,012)	(13,415,570)	(14,555,399)	1,073,367	(28,792,614)
Total	(1,895,012)	(13,415,570)	(14,555,399)	(3,385,751)	(33,251,732)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	782,158,489
Futures contracts — short	55,682,344
Credit default swap contracts — sell protection	103,550,000

Derivative instrument	Average value ($)*
Options contracts — purchased	14,688,348
Options contracts — written	(9,777,681)

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Interest rate swap contracts	—	(515,216)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2022.
**	Based on the ending daily outstanding amounts for the year ended May 31, 2022.
38	Columbia Quality Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity.
Columbia Quality Income Fund | Annual Report 2022	39

Notes to Financial Statements  (continued)
May 31, 2022
These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2022:
	Citi ($) (a)	Citi ($) (a)	Goldman Sachs International($)	JPMorgan ($) (a)	JPMorgan ($) (a)	Morgan Stanley ($)	Total ($)
Assets
Options purchased calls	2,859,828	-	-	2,146,001	-	3,312,383	8,318,212
Options purchased puts	-	-	-	-	-	17,926,350	17,926,350
OTC credit default swap contracts (b)	-	507,673	-	-	430,362	3,001,932	3,939,967
Total assets	2,859,828	507,673	-	2,146,001	430,362	24,240,665	30,184,529
Liabilities
Options contracts written	17,440,095	-	-	-	-	2,136,990	19,577,085
OTC credit default swap contracts (b)	-	3,961,840	770,467	-	2,075,129	11,994,993	18,802,429
Total liabilities	17,440,095	3,961,840	770,467	-	2,075,129	14,131,983	38,379,514
Total financial and derivative net assets	(14,580,267)	(3,454,167)	(770,467)	2,146,001	(1,644,767)	10,108,682	(8,194,985)
Total collateral received (pledged) (c)	(12,209,000)	(3,454,167)	(770,467)	-	(1,510,000)	9,535,000	(8,408,634)
Net amount (d)	(2,371,267)	-	-	2,146,001	(134,767)	573,682	213,649

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
40	Columbia Quality Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2022 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Columbia Quality Income Fund | Annual Report 2022	41

Notes to Financial Statements  (continued)
May 31, 2022
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through September 30, 2022, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% of the average daily net assets attributable to that share class.
For the year ended May 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $3,813.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
42	Columbia Quality Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $422,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2022, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	80,359
Class C	—	1.00(b)	8,767

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Class A	0.91%	0.91%
Advisor Class	0.66	0.66
Class C	1.66	1.66
Institutional Class	0.66	0.66
Institutional 2 Class	0.57	0.56
Institutional 3 Class	0.53	0.52
Class R	1.16	1.16
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitments, effective through September 30, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class of the average daily net assets attributable to that share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Quality Income Fund | Annual Report 2022	43

Notes to Financial Statements  (continued)
May 31, 2022
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, distributions, capital loss carryforward, swap investments, principal and/or interest of fixed income securities and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(680,845)	680,845	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2022			Year Ended May 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
43,207,662	—	43,207,662	82,983,307	250,583	83,233,890
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
5,788,878	—	(113,116,689)	(120,607,753)
At May 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,201,753,016	25,953,027	(146,560,780)	(120,607,753)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(61,613,303)	(51,503,386)	(113,116,689)	—
44	Columbia Quality Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $4,929,825,444 and $5,236,611,711, respectively, for the year ended May 31, 2022, of which $4,547,585,773 and $4,622,860,732, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended May 31, 2022.
Columbia Quality Income Fund | Annual Report 2022	45

Notes to Financial Statements  (continued)
May 31, 2022
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings are continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Markets are slowly developing in response to the elimination of LIBOR. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become more settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR), which the U.S. Federal Reserve is promoting as the alternative reference rate to U.S. dollar LIBOR.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
46	Columbia Quality Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or
Columbia Quality Income Fund | Annual Report 2022	47

Notes to Financial Statements  (continued)
May 31, 2022
non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At May 31, 2022, one unaffiliated shareholder of record owned 10.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 65.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
48	Columbia Quality Income Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Quality Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Quality Income Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Quality Income Fund | Annual Report 2022	49

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Section 163(j) Interest Dividends
100.00%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
50	Columbia Quality Income Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Quality Income Fund | Annual Report 2022	51

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
52	Columbia Quality Income Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Quality Income Fund | Annual Report 2022	53

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
54	Columbia Quality Income Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Quality Income Fund | Annual Report 2022	55

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
56	Columbia Quality Income Fund | Annual Report 2022

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Columbia Quality Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN236_05_M01_(07/22)

Annual Report
May 31, 2022
Columbia Select Large Cap Value Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Large Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Large Cap Value Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Richard Rosen
Lead Portfolio Manager
Managed Fund since 1997
Richard Taft
Portfolio Manager
Managed Fund since 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	1.35	11.26	13.59
	Including sales charges		-4.47	9.95	12.92
Advisor Class*		11/08/12	1.60	11.54	13.86
Class C	Excluding sales charges	05/27/99	0.59	10.43	12.74
	Including sales charges		-0.36	10.43	12.74
Institutional Class		09/27/10	1.59	11.54	13.87
Institutional 2 Class		11/30/01	1.65	11.59	13.96
Institutional 3 Class*		10/01/14	1.70	11.66	13.91
Class R		04/30/03	1.11	11.00	13.31
Russell 1000 Value Index			0.93	9.50	12.06
S&P 500 Index			-0.30	13.38	14.40
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Large Cap Value Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2012 — May 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2022)
Common Stocks	96.8
Money Market Funds	3.0
Preferred Stocks	0.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2022)
Communication Services	4.6
Consumer Discretionary	3.7
Consumer Staples	3.6
Energy	10.2
Financials	18.8
Health Care	14.9
Industrials	9.8
Information Technology	13.6
Materials	11.1
Utilities	9.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Large Cap Value Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended May 31, 2022, Class A shares of Columbia Select Large Cap Value Fund returned 1.35% excluding sales charges. During the same time period, the Fund outperformed both its benchmark, the Russell 1000 Value Index, which returned 0.93%, as well as the broader equity market, as measured by the S&P 500 Index, which returned -0.30%.
Market overview
U.S. equities reversed course during the last half of the 12-month period ending May 31, 2022, falling from record highs and ending three consecutive years of robust gains. Energy stocks were the exception, significantly outperforming the overall equity market as measured by the S&P 500 Index. During the first quarter of 2022, for example, the overall sector outperformed the broad market by the largest quarterly margin on record.
Lingering Omicron-related worries were a continual headwind during the last half of the period, as were fears around inflation, durability of growth and the end of more than a decade of zero interest rate policy. Volatility and risk-off sentiment spiked as investor anxiety expanded to include ramifications of the Russia-Ukraine conflict that erupted several months before period-end. Commodity prices surged, particularly for oil and wheat, as the conflict escalated into war and further complicated global supply chains. Oil prices, which already were elevated on supply-demand imbalances, shot through a decade-high of more than $120 per barrel before retreating somewhat.
Despite occasional hints of peaceful resolution to the Russia-Ukraine conflict, as well as a series of strong earnings reports, equities continued a choppy decline until the Federal Reserve (Fed) raised interest rates by 25 basis points in a widely anticipated move at its March meeting. (A basis point is 1/100 of a percent.) Although the announcement and accompanying projections of six additional hikes were hawkish as expected, Fed Chairman Jerome Powell seemingly calmed investors with a more neutral tone and his assessment that the U.S. economy is strong and well-positioned to handle tighter monetary policy.
Any positive sentiment faded at the end of the period, however, as investors increasingly focused on persistent inflation and slowing economic growth, which were exacerbated by yet more supply-chain snarls resulting from China’s zero-COVID lockdown policies.
The Fund’s notable contributors during the period
•	The Fund’s outperformance of its benchmark during the period was driven primarily by overall sector allocation, particularly an overweight to energy and an underweight to communication services. Please note that sector variances are a byproduct of the portfolio’s longstanding bottom-up security selection process.
•	Security selection provided a relative benefit within the industrials, information technology and communication services sectors. And although several of the Fund’s energy and utilities holdings posted strong individual performance for the period, overall stock selection in these sectors detracted from relative results.
•	Top individual contributors included refiner Marathon Petroleum Corp., pipeline operator Williams Companies, Inc. and integrated oil producer Chevron Corp., which each benefited from commodity price increases as well as company-specific factors that were viewed favorably by investors.
•	Within utilities, top contributors included Ohio-based FirstEnergy Corp. and California-based PG&E Corp., which each rose after reporting strong results and pleasing investors with progress toward resolving company-specific issues that had driven poor sentiment.
The Fund’s notable detractors during the period
•	Despite strong performance from several energy holdings, security selection within the sector was a leading detractor due to the Fund’s lack of exposure to a number of benchmark stocks that delivered triple-digit returns.
•	An overweight to the information technology sector also was a notable detractor.
•	Significant individual detractors included multi-channel retailer Qurate Retail, Inc., which fell as investors questioned the company’s ability to continue benefiting from the e-commerce results it generated during the pandemic.
Columbia Select Large Cap Value Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Banks Citigroup, Inc. and JPMorgan Chase & Co. fell steadily through the period as inflation and recession fears weighed on investor confidence and overshadowed positives like strong balance sheets.
•	Despite pleasing investors earlier in the year with an earnings beat and plans for a $1 billion share buyback program, miner Barrick Gold Corp. reversed sharply after the company reiterated guidance but reported production below forecast. Worries over increasing costs of production also were a headwind near the end of the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Large Cap Value Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2021 — May 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,056.30	1,020.94	4.10	4.03	0.80
Advisor Class	1,000.00	1,000.00	1,057.30	1,022.19	2.82	2.77	0.55
Class C	1,000.00	1,000.00	1,052.10	1,017.20	7.93	7.80	1.55
Institutional Class	1,000.00	1,000.00	1,057.20	1,022.19	2.82	2.77	0.55
Institutional 2 Class	1,000.00	1,000.00	1,057.50	1,022.49	2.51	2.47	0.49
Institutional 3 Class	1,000.00	1,000.00	1,057.80	1,022.74	2.26	2.22	0.44
Class R	1,000.00	1,000.00	1,054.60	1,019.70	5.38	5.29	1.05
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Large Cap Value Fund | Annual Report 2022	7

Portfolio of Investments
May 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.7%
Issuer	Shares	Value ($)
Communication Services 4.4%
Diversified Telecommunication Services 4.4%
Verizon Communications, Inc.	1,981,124	101,611,850
Total Communication Services		101,611,850
Consumer Discretionary 3.4%
Internet & Direct Marketing Retail 0.5%
Qurate Retail, Inc.	2,972,396	10,730,350
Specialty Retail 2.9%
Lowe’s Companies, Inc.	347,657	67,897,412
Total Consumer Discretionary		78,627,762
Consumer Staples 3.5%
Tobacco 3.5%
Philip Morris International, Inc.	751,347	79,830,619
Total Consumer Staples		79,830,619
Energy 9.9%
Energy Equipment & Services 1.6%
TechnipFMC PLC(a)	4,583,149	37,765,148
Oil, Gas & Consumable Fuels 8.3%
Chevron Corp.	276,122	48,227,469
Marathon Petroleum Corp.	657,722	66,949,522
Williams Companies, Inc. (The)	2,017,938	74,784,782
Total		189,961,773
Total Energy		227,726,921
Financials 18.2%
Banks 10.4%
Bank of America Corp.	1,619,940	60,261,768
Citigroup, Inc.	871,375	46,540,139
JPMorgan Chase & Co.	386,074	51,050,565
Wells Fargo & Co.	1,783,405	81,626,447
Total		239,478,919
Capital Markets 2.4%
Morgan Stanley	637,657	54,927,774
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 5.4%
American International Group, Inc.	1,130,868	66,359,334
MetLife, Inc.	854,152	57,561,303
Total		123,920,637
Total Financials		418,327,330
Health Care 14.5%
Health Care Equipment & Supplies 2.9%
Baxter International, Inc.	860,653	65,452,661
Health Care Providers & Services 8.8%
Centene Corp.(a)	742,865	60,498,926
Cigna Corp.	297,583	79,838,543
Humana, Inc.	133,647	60,706,477
Total		201,043,946
Pharmaceuticals 2.8%
Bristol-Myers Squibb Co.	864,601	65,234,145
Total Health Care		331,730,752
Industrials 9.5%
Aerospace & Defense 2.7%
Raytheon Technologies Corp.	640,363	60,911,329
Airlines 2.8%
Southwest Airlines Co.(a)	1,425,010	65,350,959
Machinery 1.5%
Caterpillar, Inc.	159,297	34,384,257
Road & Rail 2.5%
CSX Corp.	1,144,378	36,379,777
Union Pacific Corp.	99,675	21,906,571
Total		58,286,348
Total Industrials		218,932,893
Information Technology 13.1%
Communications Equipment 2.8%
Cisco Systems, Inc.	1,420,686	64,001,904
Electronic Equipment, Instruments & Components 3.1%
Corning, Inc.	1,962,572	70,299,329
IT Services 0.1%
EPAM Systems, Inc.(a)	9,527	3,225,080
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large Cap Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.6%
Applied Materials, Inc.	505,120	59,245,525
QUALCOMM, Inc.	487,234	69,781,653
Total		129,027,178
Software 1.5%
Teradata Corp.(a)	905,869	34,812,546
Total Information Technology		301,366,037
Materials 10.8%
Chemicals 4.0%
FMC Corp.	744,262	91,231,636
Metals & Mining 6.8%
Barrick Gold Corp.	3,870,457	79,305,664
Freeport-McMoRan, Inc.	1,962,599	76,698,369
Total		156,004,033
Total Materials		247,235,669
Utilities 9.4%
Electric Utilities 6.7%
FirstEnergy Corp.	1,889,747	81,183,531
PG&E Corp.(a)	5,922,489	72,254,366
Total		153,437,897
Independent Power and Renewable Electricity Producers 2.7%
AES Corp. (The)	2,816,841	62,083,175
Total Utilities		215,521,072
Total Common Stocks (Cost $1,567,122,341)		2,220,910,905
Preferred Stocks 0.2%
Issuer		Shares	Value ($)
Consumer Discretionary 0.2%
Internet & Direct Marketing Retail 0.2%
Qurate Retail, Inc.	8.000%	61,780	4,188,684
Total Consumer Discretionary			4,188,684
Total Preferred Stocks (Cost $11,983,373)			4,188,684

Money Market Funds 2.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.852%(b),(c)	68,173,100	68,145,830
Total Money Market Funds (Cost $68,145,830)		68,145,830
Total Investments in Securities (Cost: $1,647,251,544)		2,293,245,419
Other Assets & Liabilities, Net		4,040,295
Net Assets		2,297,285,714

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.852%
	48,626,308	684,698,943	(665,179,421)	—	68,145,830	(19,581)	151,533	68,173,100
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
May 31, 2022
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	101,611,850	—	—	101,611,850
Consumer Discretionary	78,627,762	—	—	78,627,762
Consumer Staples	79,830,619	—	—	79,830,619
Energy	227,726,921	—	—	227,726,921
Financials	418,327,330	—	—	418,327,330
Health Care	331,730,752	—	—	331,730,752
Industrials	218,932,893	—	—	218,932,893
Information Technology	301,366,037	—	—	301,366,037
Materials	247,235,669	—	—	247,235,669
Utilities	215,521,072	—	—	215,521,072
Total Common Stocks	2,220,910,905	—	—	2,220,910,905
Preferred Stocks
Consumer Discretionary	4,188,684	—	—	4,188,684
Total Preferred Stocks	4,188,684	—	—	4,188,684
Money Market Funds	68,145,830	—	—	68,145,830
Total Investments in Securities	2,293,245,419	—	—	2,293,245,419
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large Cap Value Fund | Annual Report 2022

Statement of Assets and Liabilities
May 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,579,105,714)	$2,225,099,589
Affiliated issuers (cost $68,145,830)	68,145,830
Receivable for:
Capital shares sold	3,893,535
Dividends	4,405,608
Foreign tax reclaims	123,380
Expense reimbursement due from Investment Manager	68,618
Prepaid expenses	10,690
Total assets	2,301,747,250
Liabilities
Payable for:
Capital shares purchased	3,894,215
Management services fees	170,183
Distribution and/or service fees	17,844
Transfer agent fees	244,474
Compensation of board members	91,195
Other expenses	43,625
Total liabilities	4,461,536
Net assets applicable to outstanding capital stock	$2,297,285,714
Represented by
Paid in capital	1,661,382,787
Total distributable earnings (loss)	635,902,927
Total - representing net assets applicable to outstanding capital stock	$2,297,285,714
Class A
Net assets	$341,762,360
Shares outstanding	11,228,930
Net asset value per share	$30.44
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$32.30
Advisor Class
Net assets	$238,529,721
Shares outstanding	7,351,257
Net asset value per share	$32.45
Class C
Net assets	$56,553,295
Shares outstanding	2,075,133
Net asset value per share	$27.25
Institutional Class
Net assets	$1,321,062,677
Shares outstanding	41,381,263
Net asset value per share	$31.92
Institutional 2 Class
Net assets	$177,245,915
Shares outstanding	5,550,375
Net asset value per share	$31.93
Institutional 3 Class
Net assets	$123,025,059
Shares outstanding	3,777,963
Net asset value per share	$32.56
Class R
Net assets	$39,106,687
Shares outstanding	1,311,825
Net asset value per share	$29.81
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2022	11

Statement of Operations
Year Ended May 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$45,829,947
Dividends — affiliated issuers	151,533
Interfund lending	1,938
Foreign taxes withheld	(137,542)
Total income	45,845,876
Expenses:
Management services fees	13,836,159
Distribution and/or service fees
Class A	793,966
Class C	471,083
Class R	147,641
Transfer agent fees
Class A	419,704
Advisor Class	306,064
Class C	62,279
Institutional Class	1,471,104
Institutional 2 Class	76,749
Institutional 3 Class	9,121
Class R	40,979
Compensation of board members	35,361
Custodian fees	12,528
Printing and postage fees	88,739
Registration fees	192,491
Audit fees	29,500
Legal fees	30,169
Compensation of chief compliance officer	311
Other	28,274
Total expenses	18,052,222
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(5,782,175)
Fees waived by transfer agent
Institutional 2 Class	(2,213)
Institutional 3 Class	(6,195)
Expense reduction	(400)
Total net expenses	12,261,239
Net investment income	33,584,637
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	38,620,531
Investments — affiliated issuers	(19,581)
Net realized gain	38,600,950
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(38,442,095)
Net change in unrealized appreciation (depreciation)	(38,442,095)
Net realized and unrealized gain	158,855
Net increase in net assets resulting from operations	$33,743,492
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large Cap Value Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended May 31, 2022	Year Ended May 31, 2021
Operations
Net investment income	$33,584,637	$35,436,072
Net realized gain	38,600,950	84,618,241
Net change in unrealized appreciation (depreciation)	(38,442,095)	447,154,152
Net increase in net assets resulting from operations	33,743,492	567,208,465
Distributions to shareholders
Net investment income and net realized gains
Class A	(18,325,995)	(14,930,047)
Advisor Class	(13,300,264)	(10,679,245)
Class C	(2,497,797)	(2,288,161)
Institutional Class	(62,299,783)	(39,856,183)
Institutional 2 Class	(7,212,872)	(3,975,285)
Institutional 3 Class	(9,507,787)	(11,460,762)
Class R	(1,705,831)	(1,196,737)
Total distributions to shareholders	(114,850,329)	(84,386,420)
Increase in net assets from capital stock activity	649,934,837	317,486,629
Total increase in net assets	568,828,000	800,308,674
Net assets at beginning of year	1,728,457,714	928,149,040
Net assets at end of year	$2,297,285,714	$1,728,457,714
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2022	13

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2022		May 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,354,921	134,050,372	2,106,223	56,731,499
Distributions reinvested	390,889	11,679,757	414,449	10,609,889
Redemptions	(2,161,879)	(66,685,107)	(2,607,597)	(65,400,167)
Net increase (decrease)	2,583,931	79,045,022	(86,925)	1,941,221
Advisor Class
Subscriptions	3,219,450	105,349,538	1,741,158	49,897,728
Distributions reinvested	398,853	12,687,523	372,084	10,105,806
Redemptions	(2,242,707)	(73,676,416)	(2,029,831)	(56,513,441)
Net increase	1,375,596	44,360,645	83,411	3,490,093
Class C
Subscriptions	878,514	24,361,547	457,203	11,536,180
Distributions reinvested	73,467	1,971,851	82,145	1,900,024
Redemptions	(314,442)	(8,677,966)	(781,516)	(17,999,583)
Net increase (decrease)	637,539	17,655,432	(242,168)	(4,563,379)
Institutional Class
Subscriptions	24,485,149	788,186,172	12,571,255	367,027,692
Distributions reinvested	1,499,157	46,923,619	1,288,126	34,444,485
Redemptions	(12,153,756)	(389,305,336)	(6,007,565)	(165,027,420)
Net increase	13,830,550	445,804,455	7,851,816	236,444,757
Institutional 2 Class
Subscriptions	3,082,044	100,264,921	3,798,665	109,241,839
Distributions reinvested	230,277	7,207,675	148,440	3,969,280
Redemptions	(1,796,410)	(58,036,116)	(1,194,629)	(35,086,460)
Net increase	1,515,911	49,436,480	2,752,476	78,124,659
Institutional 3 Class
Subscriptions	3,000,498	99,180,752	3,274,292	87,432,085
Distributions reinvested	203,825	6,504,042	373,887	10,184,688
Redemptions	(3,322,737)	(107,238,483)	(3,603,258)	(98,493,776)
Net increase (decrease)	(118,414)	(1,553,689)	44,921	(877,003)
Class R
Subscriptions	736,352	22,388,901	333,567	9,325,511
Distributions reinvested	56,698	1,661,253	41,920	1,053,451
Redemptions	(294,132)	(8,863,662)	(298,930)	(7,452,681)
Net increase	498,918	15,186,492	76,557	2,926,281
Total net increase	20,324,031	649,934,837	10,480,088	317,486,629
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large Cap Value Fund | Annual Report 2022

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Columbia Select Large Cap Value Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2022	$31.85	0.45	(0.05)	0.40	(0.56)	(1.25)	(1.81)
Year Ended 5/31/2021	$21.50	0.71(d)	11.57	12.28	(0.60)	(1.33)	(1.93)
Year Ended 5/31/2020	$23.28	0.41	(0.38)	0.03	(0.46)	(1.35)	(1.81)
Year Ended 5/31/2019	$25.66	0.41	(1.73)	(1.32)	(0.36)	(0.70)	(1.06)
Year Ended 5/31/2018	$23.93	0.27	2.71	2.98	(0.24)	(1.01)	(1.25)
Advisor Class
Year Ended 5/31/2022	$33.83	0.57	(0.07)	0.50	(0.63)	(1.25)	(1.88)
Year Ended 5/31/2021	$22.74	0.82(d)	12.25	13.07	(0.65)	(1.33)	(1.98)
Year Ended 5/31/2020	$24.52	0.49	(0.40)	0.09	(0.52)	(1.35)	(1.87)
Year Ended 5/31/2019	$26.98	0.50	(1.83)	(1.33)	(0.43)	(0.70)	(1.13)
Year Ended 5/31/2018	$25.10	0.36	2.83	3.19	(0.30)	(1.01)	(1.31)
Class C
Year Ended 5/31/2022	$28.68	0.19	(0.05)	0.14	(0.32)	(1.25)	(1.57)
Year Ended 5/31/2021	$19.52	0.46(d)	10.45	10.91	(0.42)	(1.33)	(1.75)
Year Ended 5/31/2020	$21.26	0.21	(0.34)	(0.13)	(0.26)	(1.35)	(1.61)
Year Ended 5/31/2019	$23.49	0.20	(1.57)	(1.37)	(0.16)	(0.70)	(0.86)
Year Ended 5/31/2018	$22.00	0.07	2.48	2.55	(0.05)	(1.01)	(1.06)
Institutional Class
Year Ended 5/31/2022	$33.31	0.55	(0.06)	0.49	(0.63)	(1.25)	(1.88)
Year Ended 5/31/2021	$22.41	0.84(d)	12.04	12.88	(0.65)	(1.33)	(1.98)
Year Ended 5/31/2020	$24.19	0.49	(0.40)	0.09	(0.52)	(1.35)	(1.87)
Year Ended 5/31/2019	$26.63	0.49	(1.80)	(1.31)	(0.43)	(0.70)	(1.13)
Year Ended 5/31/2018	$24.79	0.36	2.79	3.15	(0.30)	(1.01)	(1.31)
Institutional 2 Class
Year Ended 5/31/2022	$33.32	0.56	(0.05)	0.51	(0.65)	(1.25)	(1.90)
Year Ended 5/31/2021	$22.42	0.91(d)	11.99	12.90	(0.67)	(1.33)	(2.00)
Year Ended 5/31/2020	$24.20	0.50	(0.40)	0.10	(0.53)	(1.35)	(1.88)
Year Ended 5/31/2019	$26.64	0.50	(1.79)	(1.29)	(0.45)	(0.70)	(1.15)
Year Ended 5/31/2018	$24.81	0.39	2.77	3.16	(0.32)	(1.01)	(1.33)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large Cap Value Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2022	$30.44	1.35%	1.08%	0.79%(c)	1.46%	8%	$341,762
Year Ended 5/31/2021	$31.85	59.28%	1.12%	0.79%(c)	2.74%	29%	$275,301
Year Ended 5/31/2020	$21.50	(0.98%)	1.14%(e)	0.80%(c),(e)	1.70%	18%	$187,746
Year Ended 5/31/2019	$23.28	(5.09%)	1.13%	0.80%(c)	1.64%	21%	$218,458
Year Ended 5/31/2018	$25.66	12.39%	1.15%	1.03%(c)	1.07%	9%	$225,532
Advisor Class
Year Ended 5/31/2022	$32.45	1.60%	0.83%	0.54%(c)	1.71%	8%	$238,530
Year Ended 5/31/2021	$33.83	59.64%	0.87%	0.54%(c)	2.99%	29%	$202,134
Year Ended 5/31/2020	$22.74	(0.70%)	0.89%(e)	0.55%(c),(e)	1.96%	18%	$133,966
Year Ended 5/31/2019	$24.52	(4.87%)	0.88%	0.55%(c)	1.89%	21%	$148,935
Year Ended 5/31/2018	$26.98	12.67%	0.90%	0.77%(c)	1.35%	9%	$154,976
Class C
Year Ended 5/31/2022	$27.25	0.59%	1.83%	1.54%(c)	0.70%	8%	$56,553
Year Ended 5/31/2021	$28.68	58.03%	1.87%	1.54%(c)	1.97%	29%	$41,236
Year Ended 5/31/2020	$19.52	(1.68%)	1.89%(e)	1.55%(c),(e)	0.94%	18%	$32,781
Year Ended 5/31/2019	$21.26	(5.80%)	1.88%	1.55%(c)	0.87%	21%	$48,824
Year Ended 5/31/2018	$23.49	11.53%	1.90%	1.78%(c)	0.32%	9%	$70,325
Institutional Class
Year Ended 5/31/2022	$31.92	1.59%	0.83%	0.54%(c)	1.70%	8%	$1,321,063
Year Ended 5/31/2021	$33.31	59.67%	0.87%	0.54%(c)	3.06%	29%	$917,729
Year Ended 5/31/2020	$22.41	(0.71%)	0.89%(e)	0.55%(c),(e)	1.97%	18%	$441,521
Year Ended 5/31/2019	$24.19	(4.86%)	0.88%	0.55%(c)	1.89%	21%	$428,080
Year Ended 5/31/2018	$26.63	12.66%	0.90%	0.77%(c)	1.35%	9%	$397,901
Institutional 2 Class
Year Ended 5/31/2022	$31.93	1.65%	0.75%	0.49%	1.73%	8%	$177,246
Year Ended 5/31/2021	$33.32	59.74%	0.81%	0.48%	3.23%	29%	$134,430
Year Ended 5/31/2020	$22.42	(0.66%)	0.82%(e)	0.50%(e)	1.98%	18%	$28,742
Year Ended 5/31/2019	$24.20	(4.80%)	0.82%	0.51%	1.92%	21%	$39,688
Year Ended 5/31/2018	$26.64	12.69%	0.84%	0.69%	1.48%	9%	$54,500
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2022	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2022	$33.94	0.60	(0.06)	0.54	(0.67)	(1.25)	(1.92)
Year Ended 5/31/2021	$22.81	0.88(d)	12.26	13.14	(0.68)	(1.33)	(2.01)
Year Ended 5/31/2020	$24.59	0.52	(0.40)	0.12	(0.55)	(1.35)	(1.90)
Year Ended 5/31/2019	$27.05	0.53	(1.83)	(1.30)	(0.46)	(0.70)	(1.16)
Year Ended 5/31/2018	$25.16	0.39	2.84	3.23	(0.33)	(1.01)	(1.34)
Class R
Year Ended 5/31/2022	$31.24	0.37	(0.05)	0.32	(0.50)	(1.25)	(1.75)
Year Ended 5/31/2021	$21.12	0.67(d)	11.33	12.00	(0.55)	(1.33)	(1.88)
Year Ended 5/31/2020	$22.90	0.34	(0.38)	(0.04)	(0.39)	(1.35)	(1.74)
Year Ended 5/31/2019	$25.25	0.34	(1.69)	(1.35)	(0.30)	(0.70)	(1.00)
Year Ended 5/31/2018	$23.57	0.20	2.67	2.87	(0.18)	(1.01)	(1.19)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2021	$0.19	$0.21	$0.17	$0.19	$0.17	$0.25	$0.19

(e)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Large Cap Value Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2022	$32.56	1.70%	0.70%	0.44%	1.81%	8%	$123,025
Year Ended 5/31/2021	$33.94	59.79%	0.76%	0.43%	3.22%	29%	$132,235
Year Ended 5/31/2020	$22.81	(0.60%)	0.77%(e)	0.45%(e)	2.06%	18%	$87,839
Year Ended 5/31/2019	$24.59	(4.76%)	0.77%	0.46%	1.98%	21%	$149,956
Year Ended 5/31/2018	$27.05	12.80%	0.79%	0.66%	1.44%	9%	$145,244
Class R
Year Ended 5/31/2022	$29.81	1.11%	1.31%	1.02%(c)	1.23%	8%	$39,107
Year Ended 5/31/2021	$31.24	58.97%	1.32%	0.99%(c)	2.62%	29%	$25,393
Year Ended 5/31/2020	$21.12	(1.24%)	1.39%(e)	1.05%(c),(e)	1.43%	18%	$15,554
Year Ended 5/31/2019	$22.90	(5.32%)	1.38%	1.05%(c)	1.39%	21%	$24,725
Year Ended 5/31/2018	$25.25	12.10%	1.40%	1.28%(c)	0.82%	9%	$24,222
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2022	19

Notes to Financial Statements
May 31, 2022
Note 1. Organization
Columbia Select Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia Select Large Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Select Large Cap Value Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
May 31, 2022
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2022 was 0.68% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
22	Columbia Select Large Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective October 1, 2021 through September 30, 2022, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended May 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $400.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,768,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2022, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced. For Class R shares, prior to December 1, 2021, the Fund paid the distribution fees up to the point where the Distributor’s expenses were fully recovered.
Columbia Select Large Cap Value Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
May 31, 2022
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	426,757
Class C	—	1.00(b)	6,243

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Class A	0.80%	0.80%
Advisor Class	0.55	0.55
Class C	1.55	1.55
Institutional Class	0.55	0.55
Institutional 2 Class	0.49	0.48
Institutional 3 Class	0.44	0.43
Class R	1.05	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective October 1, 2021 through September 30, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
24	Columbia Select Large Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
At May 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments, corporate actions and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(131,377)	131,377	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2022			Year Ended May 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
43,115,087	71,735,242	114,850,329	27,508,500	56,877,920	84,386,420
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
9,866,195	2,603,763	—	623,521,956
At May 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,669,723,463	666,079,308	(42,557,352)	623,521,956
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $707,782,470 and $147,534,824, respectively, for the year ended May 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate
Columbia Select Large Cap Value Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
May 31, 2022
share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	13,685,714	0.71	7
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended May 31, 2022.
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and
26	Columbia Select Large Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At May 31, 2022, four unaffiliated shareholders of record owned 57.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its
Columbia Select Large Cap Value Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
May 31, 2022
affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Select Large Cap Value Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Select Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Large Cap Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Select Large Cap Value Fund | Annual Report 2022	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	93.55%	$41,268,375
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
30	Columbia Select Large Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Select Large Cap Value Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
32	Columbia Select Large Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Select Large Cap Value Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
34	Columbia Select Large Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Select Large Cap Value Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
36	Columbia Select Large Cap Value Fund | Annual Report 2022

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Columbia Select Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN216_05_M01_(07/22)

Annual Report
May 31, 2022
Columbia Select Small Cap Value Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Small Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Small Cap Value Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2014
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	-8.35	7.44	10.71
	Including sales charges		-13.61	6.17	10.06
Advisor Class*		11/08/12	-8.13	7.71	10.98
Class C	Excluding sales charges	05/27/99	-9.08	6.62	9.87
	Including sales charges		-9.90	6.62	9.87
Institutional Class		09/27/10	-8.15	7.70	10.99
Institutional 2 Class		11/30/01	-8.10	7.78	11.09
Institutional 3 Class*		10/01/14	-8.05	7.83	11.03
Class R		04/30/03	-8.52	7.26	10.48
Russell 2000 Value Index			-7.67	7.83	10.71
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Small Cap Value Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2012 — May 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2022)
Common Stocks	98.7
Money Market Funds	1.3
Rights	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2022)
Communication Services	2.8
Consumer Discretionary	9.0
Consumer Staples	1.8
Energy	8.3
Financials	26.2
Health Care	7.1
Industrials	15.9
Information Technology	9.6
Materials	8.3
Real Estate	9.1
Utilities	1.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Small Cap Value Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended May 31, 2022, Class A shares of Columbia Select Small Cap Value Fund returned -8.35% excluding sales charges. The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned -7.67% for the same time period.
Market overview
U.S. equities reversed course during the last half of the 12-month period ending May 31, 2022, falling from record highs and ending three consecutive years of robust gains. Energy stocks were the exception, significantly outperforming the overall equity market as measured by the S&P 500 Index. During the first quarter of 2022, for example, the overall sector outperformed the broad market by the largest quarterly margin on record.
Lingering Omicron-related worries were a continual headwind during the last half of the period, as were fears around inflation, durability of growth and the end of more than a decade of zero interest rate policy. Volatility and risk-off sentiment spiked as investor anxiety expanded to include ramifications of the Russia-Ukraine conflict that erupted several months before period-end. Commodity prices surged, particularly for oil and wheat, as the conflict escalated into war and further complicated global supply chains. Oil prices, which already were elevated on supply-demand imbalances, shot through a decade-high of more than $120 per barrel before retreating somewhat.
Despite occasional hints of peaceful resolution to the Russia-Ukraine conflict, as well as a series of strong earnings reports, equities continued a choppy decline until the Federal Reserve (Fed) raised interest rates by 25 basis points in a widely anticipated move at its March meeting. (A basis point is 1/100 of a percent.) Although the announcement and accompanying projections of six additional hikes were hawkish as expected, Fed Chairman Jerome Powell seemingly calmed investors with a more neutral tone and his assessment that the U.S. economy is strong and well-positioned to handle tighter monetary policy.
Any positive sentiment faded at the end of the period, however, as investors increasingly focused on persistent inflation and slowing economic growth, which were exacerbated by yet more supply-chain snarls resulting from China’s zero-COVID lockdown policies.
Nine out of the benchmark’s 11 sectors returned in negative territory for the period. The energy sector, not surprisingly, delivered the benchmark’s strongest performance, with a return in excess of 67%. The utilities sector also delivered positive results. The bottom-performing sectors for the period were the health care, communication services, consumer discretionary and information technology sectors.
The Fund’s notable detractors during the period
•	Stock selection within the consumer discretionary, consumer staples and financials sectors detracted from relative performance during the period.
•	Having an underweight allocation to the energy and utilities sectors during the period also hindered results versus the benchmark, as both delivered strong returns.
•	Top individual detractors from relative performance during the period included iHeartMedia, Inc., Penn National Gaming, Inc., Pacific Premier Bancorp, Inc., Nomad Foods Ltd. and Kontoor Brands, Inc.
•	Shares in mass media company iHeartMedia gave back some gains after a strong run throughout the year, despite the company having reported quarterly earnings that exceeded expectations. The company continued to see improvement in the advertising business, led by significant growth in podcasting revenue.
•	Within consumer discretionary, the Fund’s position in casino operator Penn National Gaming detracted from relative results. Shares declined, as the company reported earnings that were lower than expected. In addition, controversy around the founder of Barstool Sports, which Penn is invested in to help fuel their online sports betting business, weighed on the stock.
•	Regional bank Pacific Premier Bancorp declined over the period, mostly on concerns surrounding the potential impact of an economic slowdown on loan growth and quality.
•	Nomad Foods, a frozen food company based in the United Kingdom, detracted due to uncertainties and macro challenges introduced by the Russian invasion of Ukraine.
Columbia Select Small Cap Value Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Kontoor Brands, a clothing and apparel company, was impacted by numerous macroeconomic challenges including inflation’s impact on lower-income customers, COVID lockdowns impacting short-term results in China, and continued economic uncertainty in Europe.
The Fund’s notable contributors during the period
•	Strong stock selection was the largest contributing factor to Fund performance during the period, particularly within the health care, real estate, industrials and energy sectors.
•	An underweight allocation to the health care sector also benefited Fund performance, as the sector delivered the benchmark’s most disappointing return during the period.
•	Top individual contributors during the period included Devon Energy Corp., Patterson-UTI Energy, Inc., Zurn Water Solutions Corp., Kulicke & Soffe Industries, Inc. and Allegheny Technologies, Inc.
•	Exploration and production company Devon Energy benefited from the surge in oil and gas prices during the period. The company reported strong operating results and continued to be a best-in-class capital return story.
•	Patterson-UTI Energy also benefited from higher energy prices during the period. The company, which provides land drilling and pressure pumping services, reported quarterly results that saw an increase in forward guidance and a raise in their dividend.
•	Zurn Water Solutions, formerly known as Rexnord Corporation, saw its shares climb after its spin-off of its process and motion control business to establish itself as a pure-play, standalone water solutions company. The company has shown strong operating results and has benefitted from favorable market trends.
•	Shares in semiconductor company Kulicke & Soffa Industries rose, as there continued to be stronger-than-expected demand from its general semiconductor, auto and LED end markets.
•	The Fund’s position in specialty metals company Allegheny Technologies was a notable outperformer. The company, which provides metals to the aerospace industry, reported strong quarterly results that beat consensus expectations and raised their forward guidance, driven by a recovery in aerospace and solid pricing. The company also authorized a share repurchase program.
•	Not owning shares in movie chain operator AMC Entertainment Holdings also contributed to the Fund’s performance relative to its benchmark. Shares in the meme stock (a stock that is hyped up and popularized by retail investors on social media platforms), were driven up to dizzying heights throughout the year by retail investors, but subsequently gave back some of those gains during the quarter. We are bottom-up investors and believe that stock prices will track fundamentals over time, and so have not invested in the name.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Small Cap Value Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2021 — May 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	950.90	1,018.55	6.23	6.44	1.28
Advisor Class	1,000.00	1,000.00	952.30	1,019.80	5.01	5.19	1.03
Class C	1,000.00	1,000.00	947.30	1,014.81	9.86	10.20	2.03
Institutional Class	1,000.00	1,000.00	951.90	1,019.80	5.01	5.19	1.03
Institutional 2 Class	1,000.00	1,000.00	952.30	1,020.09	4.72	4.89	0.97
Institutional 3 Class	1,000.00	1,000.00	952.60	1,020.34	4.48	4.63	0.92
Class R	1,000.00	1,000.00	950.20	1,017.90	6.86	7.09	1.41
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Small Cap Value Fund | Annual Report 2022	7

Portfolio of Investments
May 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.6%
Issuer	Shares	Value ($)
Communication Services 2.7%
Media 1.2%
iHeartMedia, Inc., Class A(a)	530,000	6,254,000
Wireless Telecommunication Services 1.5%
Telephone and Data Systems, Inc.	452,104	8,015,804
Total Communication Services		14,269,804
Consumer Discretionary 8.8%
Auto Components 2.1%
Visteon Corp.(a)	100,000	11,221,000
Hotels, Restaurants & Leisure 3.9%
Penn National Gaming, Inc.(a)	94,535	3,021,339
Six Flags Entertainment Corp.(a)	204,000	5,987,400
Texas Roadhouse, Inc.	148,470	11,576,206
Total		20,584,945
Household Durables 1.3%
KB Home	196,665	6,782,976
Textiles, Apparel & Luxury Goods 1.5%
Kontoor Brands, Inc.	195,977	7,852,798
Total Consumer Discretionary		46,441,719
Consumer Staples 1.8%
Food Products 1.8%
Nomad Foods Ltd.(a)	443,422	9,254,217
Total Consumer Staples		9,254,217
Energy 8.2%
Energy Equipment & Services 3.9%
Patterson-UTI Energy, Inc.	1,066,372	20,346,378
Oil, Gas & Consumable Fuels 4.3%
Devon Energy Corp.	299,640	22,443,036
Total Energy		42,789,414
Financials 25.8%
Banks 12.3%
First Hawaiian, Inc.	388,838	9,958,141
Huntington Bancshares, Inc.	631,825	8,769,731
OceanFirst Financial Corp.	450,000	9,076,500
Pacific Premier Bancorp, Inc.	428,623	13,955,965
Common Stocks (continued)
Issuer	Shares	Value ($)
Popular, Inc.	161,254	13,176,064
Stock Yards Bancorp, Inc.	162,322	9,576,998
Total		64,513,399
Consumer Finance 0.7%
PROG Holdings, Inc.(a)	126,098	3,680,801
Insurance 6.6%
CNO Financial Group, Inc.	400,308	8,234,335
Hanover Insurance Group, Inc. (The)	92,753	13,597,590
Lincoln National Corp.	224,254	12,991,034
Total		34,822,959
Mortgage Real Estate Investment Trusts (REITS) 0.9%
Ladder Capital Corp., Class A	416,221	4,811,515
Thrifts & Mortgage Finance 5.3%
Axos Financial, Inc.(a)	371,820	14,370,843
Radian Group, Inc.	621,310	13,364,378
Total		27,735,221
Total Financials		135,563,895
Health Care 7.0%
Biotechnology 0.4%
Ligand Pharmaceuticals, Inc.(a)	24,316	2,161,936
Health Care Equipment & Supplies 3.4%
CONMED Corp.	80,808	9,397,162
LivaNova PLC(a)	120,000	8,168,400
Total		17,565,562
Health Care Providers & Services 1.0%
LHC Group, Inc.(a)	31,145	5,190,626
Life Sciences Tools & Services 2.2%
Syneos Health, Inc.(a)	157,418	11,631,616
Total Health Care		36,549,740
Industrials 15.7%
Aerospace & Defense 1.8%
Curtiss-Wright Corp.	67,696	9,611,478
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Small Cap Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 0.9%
American Airlines Group, Inc.(a)	532	9,507
Spirit Airlines, Inc.(a)	235,938	4,942,901
Total		4,952,408
Building Products 1.8%
Zurn Water Solutions Corp.	322,458	9,293,240
Commercial Services & Supplies 1.9%
Waste Connections, Inc.	76,511	9,758,213
Construction & Engineering 1.1%
Primoris Services Corp.	250,004	6,070,097
Electrical Equipment 2.5%
Bloom Energy Corp., Class A(a)	226,774	3,973,081
Regal Rexnord Corp.	71,895	8,983,280
Total		12,956,361
Machinery 1.6%
ITT, Inc.	116,032	8,565,482
Professional Services 1.7%
CACI International, Inc., Class A(a)	31,046	8,704,367
Road & Rail 2.4%
Knight-Swift Transportation Holdings, Inc.	257,999	12,549,071
Total Industrials		82,460,717
Information Technology 9.5%
Communications Equipment 5.0%
Extreme Networks, Inc.(a)	1,527,538	15,153,177
Viavi Solutions, Inc.(a)	775,628	11,223,337
Total		26,376,514
IT Services 1.1%
EPAM Systems, Inc.(a)	17,306	5,858,427
Semiconductors & Semiconductor Equipment 3.4%
Kulicke & Soffa Industries, Inc.	163,457	8,854,466
MACOM Technology Solutions Holdings, Inc.(a)	161,679	8,813,122
Total		17,667,588
Total Information Technology		49,902,529
Materials 8.2%
Chemicals 2.0%
Minerals Technologies, Inc.	155,521	10,304,821
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials 1.8%
Summit Materials, Inc., Class A(a)	356,276	9,729,898
Containers & Packaging 2.6%
O-I Glass, Inc.(a)	815,491	13,414,827
Metals & Mining 1.8%
Allegheny Technologies, Inc.(a)	346,485	9,528,338
Total Materials		42,977,884
Real Estate 9.0%
Equity Real Estate Investment Trusts (REITS) 9.0%
Apple Hospitality REIT, Inc.	700,000	11,697,000
First Industrial Realty Trust, Inc.	187,555	9,968,548
Gaming and Leisure Properties, Inc.	184,629	8,644,330
Outfront Media, Inc.	490,000	10,108,700
Physicians Realty Trust	374,453	6,946,103
Total		47,364,681
Total Real Estate		47,364,681
Utilities 1.9%
Electric Utilities 1.9%
Portland General Electric Co.	205,233	10,107,725
Total Utilities		10,107,725
Total Common Stocks (Cost $350,401,696)		517,682,325

Rights —%

Industrials —%
Airlines —%
American Airlines Escrow(a),(b),(c)	52,560	0
Total Industrials		0
Total Rights (Cost $—)		0

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.852%(d),(e)	7,016,823	7,014,016
Total Money Market Funds (Cost $7,014,016)		7,014,016
Total Investments in Securities (Cost: $357,415,712)		524,696,341
Other Assets & Liabilities, Net		145,920
Net Assets		524,842,261

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
May 31, 2022
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2022, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at May 31, 2022.
(e)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.852%
	5,501,423	67,970,617	(66,458,024)	—	7,014,016	(2,790)	13,835	7,016,823
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	14,269,804	—	—	14,269,804
Consumer Discretionary	46,441,719	—	—	46,441,719
Consumer Staples	9,254,217	—	—	9,254,217
Energy	42,789,414	—	—	42,789,414
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Small Cap Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Financials	135,563,895	—	—	135,563,895
Health Care	36,549,740	—	—	36,549,740
Industrials	82,460,717	—	—	82,460,717
Information Technology	49,902,529	—	—	49,902,529
Materials	42,977,884	—	—	42,977,884
Real Estate	47,364,681	—	—	47,364,681
Utilities	10,107,725	—	—	10,107,725
Total Common Stocks	517,682,325	—	—	517,682,325
Rights
Industrials	—	—	0*	0*
Total Rights	—	—	0*	0*
Money Market Funds	7,014,016	—	—	7,014,016
Total Investments in Securities	524,696,341	—	0*	524,696,341

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2022	11

Statement of Assets and Liabilities
May 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $350,401,696)	$517,682,325
Affiliated issuers (cost $7,014,016)	7,014,016
Receivable for:
Investments sold	311,971
Capital shares sold	134,140
Dividends	253,863
Foreign tax reclaims	1,760
Expense reimbursement due from Investment Manager	807
Prepaid expenses	7,222
Total assets	525,406,104
Liabilities
Payable for:
Capital shares purchased	324,371
Management services fees	50,283
Distribution and/or service fees	10,397
Transfer agent fees	40,500
Compensation of board members	107,914
Other expenses	30,378
Total liabilities	563,843
Net assets applicable to outstanding capital stock	$524,842,261
Represented by
Paid in capital	356,965,159
Total distributable earnings (loss)	167,877,102
Total - representing net assets applicable to outstanding capital stock	$524,842,261
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Small Cap Value Fund | Annual Report 2022

Statement of Assets and Liabilities  (continued)
May 31, 2022
Class A
Net assets	$356,657,352
Shares outstanding	18,320,648
Net asset value per share	$19.47
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$20.66
Advisor Class
Net assets	$3,429,788
Shares outstanding	146,585
Net asset value per share	$23.40
Class C
Net assets	$3,951,356
Shares outstanding	316,528
Net asset value per share	$12.48
Institutional Class
Net assets	$49,338,060
Shares outstanding	2,148,445
Net asset value per share	$22.96
Institutional 2 Class
Net assets	$2,728,752
Shares outstanding	116,869
Net asset value per share	$23.35
Institutional 3 Class
Net assets	$106,348,530
Shares outstanding	4,380,217
Net asset value per share	$24.28
Class R
Net assets	$2,388,423
Shares outstanding	133,852
Net asset value per share	$17.84
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2022	13

Statement of Operations
Year Ended May 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$7,960,331
Dividends — affiliated issuers	13,835
Foreign taxes withheld	(33,653)
Total income	7,940,513
Expenses:
Management services fees	4,953,850
Distribution and/or service fees
Class A	998,021
Class C	46,441
Class R	11,081
Transfer agent fees
Class A	468,636
Advisor Class	4,508
Class C	5,451
Institutional Class	50,044
Institutional 2 Class	2,047
Institutional 3 Class	6,370
Class R	3,543
Compensation of board members	19,131
Custodian fees	5,247
Printing and postage fees	53,829
Registration fees	132,410
Audit fees	29,500
Legal fees	16,357
Compensation of chief compliance officer	89
Other	15,315
Total expenses	6,821,870
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(89,354)
Expense reduction	(523)
Total net expenses	6,731,993
Net investment income	1,208,520
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	13,919,480
Investments — affiliated issuers	(2,790)
Net realized gain	13,916,690
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(63,613,565)
Net change in unrealized appreciation (depreciation)	(63,613,565)
Net realized and unrealized loss	(49,696,875)
Net decrease in net assets resulting from operations	$(48,488,355)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Small Cap Value Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended May 31, 2022	Year Ended May 31, 2021
Operations
Net investment income	$1,208,520	$651,814
Net realized gain	13,916,690	49,158,480
Net change in unrealized appreciation (depreciation)	(63,613,565)	209,084,588
Net increase (decrease) in net assets resulting from operations	(48,488,355)	258,894,882
Distributions to shareholders
Net investment income and net realized gains
Class A	(25,903,890)	(21,126,456)
Advisor Class	(200,508)	(173,699)
Class C	(451,603)	(498,117)
Institutional Class	(2,351,228)	(1,681,489)
Institutional 2 Class	(189,237)	(191,552)
Institutional 3 Class	(6,407,644)	(4,398,847)
Class R	(216,248)	(167,149)
Total distributions to shareholders	(35,720,358)	(28,237,309)
Increase in net assets from capital stock activity	8,016,141	34,373,396
Total increase (decrease) in net assets	(76,192,572)	265,030,969
Net assets at beginning of year	601,034,833	336,003,864
Net assets at end of year	$524,842,261	$601,034,833
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2022	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2022		May 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	507,534	10,965,300	471,521	8,993,188
Distributions reinvested	1,178,095	25,423,289	1,185,962	20,742,474
Redemptions	(1,910,302)	(40,878,780)	(3,442,528)	(59,340,926)
Net decrease	(224,673)	(4,490,191)	(1,785,045)	(29,605,264)
Advisor Class
Subscriptions	49,707	1,274,991	48,244	1,118,940
Distributions reinvested	7,565	195,996	8,222	170,687
Redemptions	(65,444)	(1,694,723)	(79,828)	(1,643,719)
Net decrease	(8,172)	(223,736)	(23,362)	(354,092)
Class C
Subscriptions	78,662	1,121,908	58,533	730,034
Distributions reinvested	32,495	451,353	42,398	497,329
Redemptions	(122,722)	(1,718,346)	(335,886)	(4,168,866)
Net decrease	(11,565)	(145,085)	(234,955)	(2,941,503)
Institutional Class
Subscriptions	1,067,433	26,463,504	999,784	21,277,103
Distributions reinvested	91,784	2,334,077	81,792	1,667,734
Redemptions	(707,649)	(17,698,937)	(1,239,027)	(23,092,742)
Net increase (decrease)	451,568	11,098,644	(157,451)	(147,905)
Institutional 2 Class
Subscriptions	63,596	1,652,752	36,445	746,946
Distributions reinvested	7,314	189,068	9,072	187,888
Redemptions	(112,688)	(2,872,408)	(61,825)	(1,254,947)
Net decrease	(41,778)	(1,030,588)	(16,308)	(320,113)
Institutional 3 Class
Subscriptions	447,140	12,070,432	4,756,029	94,602,352
Distributions reinvested	217,810	5,852,565	187,040	4,017,627
Redemptions	(537,418)	(14,359,466)	(1,365,798)	(30,558,812)
Net increase	127,532	3,563,531	3,577,271	68,061,167
Class R
Subscriptions	34,423	686,829	46,424	810,245
Distributions reinvested	8,864	175,508	6,832	110,259
Redemptions	(81,587)	(1,618,771)	(82,069)	(1,239,398)
Net decrease	(38,300)	(756,434)	(28,813)	(318,894)
Total net increase	254,612	8,016,141	1,331,337	34,373,396
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Small Cap Value Fund | Annual Report 2022

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Columbia Select Small Cap Value Fund | Annual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2022	$22.67	0.03	(1.78)	(1.75)	(0.01)	(1.44)	(1.45)
Year Ended 5/31/2021	$13.83	0.01	9.98	9.99	(0.01)	(1.14)	(1.15)
Year Ended 5/31/2020	$15.83	0.01	(1.99)	(1.98)	(0.02)	(0.00)(d)	(0.02)
Year Ended 5/31/2019	$18.40	0.01	(1.47)	(1.46)	(0.02)	(1.09)	(1.11)
Year Ended 5/31/2018	$18.85	0.08(e)	1.91	1.99	—	(2.44)	(2.44)
Advisor Class
Year Ended 5/31/2022	$26.94	0.10	(2.14)	(2.04)	(0.06)	(1.44)	(1.50)
Year Ended 5/31/2021	$16.27	0.07	11.79	11.86	(0.05)	(1.14)	(1.19)
Year Ended 5/31/2020	$18.62	0.06	(2.34)	(2.28)	(0.07)	(0.00)(d)	(0.07)
Year Ended 5/31/2019	$21.38	0.05	(1.69)	(1.64)	(0.03)	(1.09)	(1.12)
Year Ended 5/31/2018	$21.49	0.17(e)	2.16	2.33	—	(2.44)	(2.44)
Class C
Year Ended 5/31/2022	$15.15	(0.09)	(1.14)	(1.23)	—	(1.44)	(1.44)
Year Ended 5/31/2021	$9.59	(0.08)	6.78	6.70	—	(1.14)	(1.14)
Year Ended 5/31/2020	$11.05	(0.07)	(1.39)	(1.46)	—	(0.00)(d)	(0.00)(d)
Year Ended 5/31/2019	$13.29	(0.09)	(1.06)	(1.15)	—	(1.09)	(1.09)
Year Ended 5/31/2018	$14.35	(0.05)(e)	1.43	1.38	—	(2.44)	(2.44)
Institutional Class
Year Ended 5/31/2022	$26.47	0.09	(2.10)	(2.01)	(0.06)	(1.44)	(1.50)
Year Ended 5/31/2021	$16.00	0.07	11.59	11.66	(0.05)	(1.14)	(1.19)
Year Ended 5/31/2020	$18.31	0.06	(2.30)	(2.24)	(0.07)	(0.00)(d)	(0.07)
Year Ended 5/31/2019	$21.05	0.05	(1.67)	(1.62)	(0.03)	(1.09)	(1.12)
Year Ended 5/31/2018	$21.19	0.15(e)	2.15	2.30	—	(2.44)	(2.44)
Institutional 2 Class
Year Ended 5/31/2022	$26.89	0.12	(2.15)	(2.03)	(0.07)	(1.44)	(1.51)
Year Ended 5/31/2021	$16.24	0.08	11.77	11.85	(0.06)	(1.14)	(1.20)
Year Ended 5/31/2020	$18.58	0.07	(2.33)	(2.26)	(0.08)	(0.00)(d)	(0.08)
Year Ended 5/31/2019	$21.33	0.08	(1.70)	(1.62)	(0.04)	(1.09)	(1.13)
Year Ended 5/31/2018	$21.43	0.17(e)	2.17	2.34	—	(2.44)	(2.44)
Institutional 3 Class
Year Ended 5/31/2022	$27.90	0.13	(2.23)	(2.10)	(0.08)	(1.44)	(1.52)
Year Ended 5/31/2021	$16.81	0.10	12.20	12.30	(0.07)	(1.14)	(1.21)
Year Ended 5/31/2020	$19.23	0.09	(2.42)	(2.33)	(0.09)	(0.00)(d)	(0.09)
Year Ended 5/31/2019	$22.03	0.10	(1.77)	(1.67)	(0.04)	(1.09)	(1.13)
Year Ended 5/31/2018	$22.05	0.18(e)	2.24	2.42	—	(2.44)	(2.44)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Small Cap Value Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2022	$19.47	(8.35%)	1.28%	1.26%(c)	0.12%	7%	$356,657
Year Ended 5/31/2021	$22.67	74.66%	1.32%	1.28%(c)	0.08%	30%	$420,471
Year Ended 5/31/2020	$13.83	(12.52%)	1.31%	1.31%(c)	0.07%	17%	$281,259
Year Ended 5/31/2019	$15.83	(7.80%)	1.30%	1.30%(c)	0.08%	17%	$379,113
Year Ended 5/31/2018	$18.40	10.88%	1.29%	1.29%(c)	0.42%	20%	$459,420
Advisor Class
Year Ended 5/31/2022	$23.40	(8.13%)	1.03%	1.01%(c)	0.37%	7%	$3,430
Year Ended 5/31/2021	$26.94	75.04%	1.07%	1.03%(c)	0.33%	30%	$4,169
Year Ended 5/31/2020	$16.27	(12.32%)	1.06%	1.06%(c)	0.33%	17%	$2,898
Year Ended 5/31/2019	$18.62	(7.50%)	1.04%	1.04%(c)	0.26%	17%	$3,219
Year Ended 5/31/2018	$21.38	11.14%	1.04%	1.04%(c)	0.78%	20%	$5,519
Class C
Year Ended 5/31/2022	$12.48	(9.08%)	2.03%	2.01%(c)	(0.62%)	7%	$3,951
Year Ended 5/31/2021	$15.15	73.36%	2.07%	2.03%(c)	(0.66%)	30%	$4,971
Year Ended 5/31/2020	$9.59	(13.18%)	2.06%	2.06%(c)	(0.67%)	17%	$5,402
Year Ended 5/31/2019	$11.05	(8.46%)	2.04%	2.04%(c)	(0.68%)	17%	$9,187
Year Ended 5/31/2018	$13.29	9.98%	2.04%	2.04%(c)	(0.34%)	20%	$30,308
Institutional Class
Year Ended 5/31/2022	$22.96	(8.15%)	1.03%	1.01%(c)	0.37%	7%	$49,338
Year Ended 5/31/2021	$26.47	75.06%	1.07%	1.02%(c)	0.33%	30%	$44,918
Year Ended 5/31/2020	$16.00	(12.31%)	1.06%	1.06%(c)	0.32%	17%	$29,670
Year Ended 5/31/2019	$18.31	(7.53%)	1.04%	1.04%(c)	0.25%	17%	$73,967
Year Ended 5/31/2018	$21.05	11.15%	1.04%	1.04%(c)	0.71%	20%	$127,825
Institutional 2 Class
Year Ended 5/31/2022	$23.35	(8.10%)	0.97%	0.95%	0.46%	7%	$2,729
Year Ended 5/31/2021	$26.89	75.16%	0.99%	0.96%	0.39%	30%	$4,265
Year Ended 5/31/2020	$16.24	(12.24%)	0.98%	0.98%	0.36%	17%	$2,841
Year Ended 5/31/2019	$18.58	(7.44%)	0.97%	0.97%	0.40%	17%	$9,678
Year Ended 5/31/2018	$21.33	11.22%	0.96%	0.96%	0.78%	20%	$11,770
Institutional 3 Class
Year Ended 5/31/2022	$24.28	(8.05%)	0.92%	0.90%	0.48%	7%	$106,349
Year Ended 5/31/2021	$27.90	75.30%	0.94%	0.89%	0.44%	30%	$118,636
Year Ended 5/31/2020	$16.81	(12.20%)	0.93%	0.93%	0.46%	17%	$11,355
Year Ended 5/31/2019	$19.23	(7.41%)	0.92%	0.92%	0.47%	17%	$13,299
Year Ended 5/31/2018	$22.03	11.27%	0.91%	0.91%	0.79%	20%	$15,117
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2022	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 5/31/2022	$20.94	0.00(d)	(1.64)	(1.64)	(0.02)	(1.44)	(1.46)
Year Ended 5/31/2021	$12.83	0.02	9.23	9.25	—	(1.14)	(1.14)
Year Ended 5/31/2020	$14.71	(0.03)	(1.85)	(1.88)	—	(0.00)(d)	(0.00)(d)
Year Ended 5/31/2019	$17.20	(0.03)	(1.37)	(1.40)	—	(1.09)	(1.09)
Year Ended 5/31/2018	$17.81	0.04(e)	1.79	1.83	—	(2.44)	(2.44)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2018	$0.22	$0.28	$0.16	$0.26	$0.26	$0.26	$0.22
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Select Small Cap Value Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 5/31/2022	$17.84	(8.52%)	1.39%	1.38%(c)	0.02%	7%	$2,388
Year Ended 5/31/2021	$20.94	74.76%	1.26%	1.22%(c)	0.12%	30%	$3,604
Year Ended 5/31/2020	$12.83	(12.76%)	1.56%	1.56%(c)	(0.19%)	17%	$2,579
Year Ended 5/31/2019	$14.71	(7.97%)	1.54%	1.54%(c)	(0.21%)	17%	$5,720
Year Ended 5/31/2018	$17.20	10.60%	1.54%	1.54%(c)	0.23%	20%	$9,018
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2022	21

Notes to Financial Statements
May 31, 2022
Note 1. Organization
Columbia Select Small Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia Select Small Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Select Small Cap Value Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
May 31, 2022
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2022 was 0.86% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
24	Columbia Select Small Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $523.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,142,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2022, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced. For Class R shares, the Fund currently pays the distribution fees up to the point where the Distributor’s expenses are fully recovered.
Columbia Select Small Cap Value Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
May 31, 2022
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	94,859
Class C	—	1.00(b)	316

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Class A	1.28%	1.28%
Advisor Class	1.03	1.03
Class C	2.03	2.03
Institutional Class	1.03	1.03
Institutional 2 Class	0.97	0.94
Institutional 3 Class	0.92	0.88
Class R	1.53	1.53
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
26	Columbia Select Small Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
At May 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, and post-October capital losses. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2022			Year Ended May 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
1,977,965	33,742,393	35,720,358	369,371	27,867,938	28,237,309
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,322,113	—	—	167,174,717
At May 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
357,521,624	181,674,855	(14,500,138)	167,174,717
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
—	513,446
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $38,995,746 and $66,730,014, respectively, for the year ended May 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Select Small Cap Value Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
May 31, 2022
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended May 31, 2022.
Note 9. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are
28	Columbia Select Small Cap Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At May 31, 2022, affiliated shareholders of record owned 73.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Select Small Cap Value Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
May 31, 2022
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Select Small Cap Value Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Select Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Small Cap Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Select Small Cap Value Fund | Annual Report 2022	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$13,475,120
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Select Small Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Select Small Cap Value Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
34	Columbia Select Small Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Select Small Cap Value Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Select Small Cap Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Select Small Cap Value Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
38	Columbia Select Small Cap Value Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Select Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN218_05_M01_(07/22)

Annual Report
May 31, 2022
Columbia Flexible Capital Income Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Flexible Capital Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Flexible Capital Income Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders current income, with long-term capital appreciation.
Portfolio management
David King, CFA
Co-Portfolio Manager
Managed Fund since 2011
Yan Jin
Co-Portfolio Manager
Managed Fund since 2011
Grace Lee, CAIA
Co-Portfolio Manager
Managed Fund since 2020
Average annual total returns (%) (for the period ended May 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/28/11	-0.65	8.66	9.08
	Including sales charges		-6.36	7.38	8.43
Advisor Class*		11/08/12	-0.32	8.93	9.34
Class C	Excluding sales charges	07/28/11	-1.41	7.84	8.27
	Including sales charges		-2.33	7.84	8.27
Institutional Class		07/28/11	-0.40	8.93	9.35
Institutional 2 Class*		11/08/12	-0.37	8.95	9.39
Institutional 3 Class*		03/01/17	-0.33	9.01	9.27
Class R		07/28/11	-0.84	8.39	8.80
Blended Benchmark			-7.63	7.98	9.20
Bloomberg U.S. Aggregate Bond Index			-8.22	1.18	1.71
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark, established by the Investment Manager, is composed of one-third each of the Russell 1000 Value Index, the Bloomberg U.S. Corporate Investment Grade & High Yield Index and the Bloomberg U.S. Convertible Composite Index. The Russell 1000 Value Index measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Bloomberg U.S. Corporate Investment Grade & High Yield Index measures the performance of investment grade and non-investment grade, fixed-rate and taxable corporate bonds. It includes USD-denominated securities publicly issued by U.S. and non U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Bloomberg U.S. Convertible Composite Index measures the performance of all four major classes of USD equity-linked securities including: convertible cash coupon bonds, zero-coupon bonds, preferred convertibles with fixed par amounts and mandatory equity-linked securities.
The Bloomberg U.S. Aggregate Bond Index measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Effective August 24, 2021, the Bloomberg Barclays indices were re-branded as the Bloomberg indices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Flexible Capital Income Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2012 — May 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Flexible Capital Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2022)
Common Stocks	48.3
Convertible Bonds	9.0
Convertible Preferred Stocks	10.1
Corporate Bonds & Notes	30.0
Limited Partnerships	0.3
Money Market Funds	1.4
Preferred Debt	0.5
Senior Loans	0.3
Warrants	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Flexible Capital Income Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended May 31, 2022, Class A shares of Columbia Flexible Capital Income Fund returned -0.65% excluding sales charges. The Fund outperformed its Blended Benchmark, which returned -7.63%, as well as the Bloomberg U.S. Aggregate Bond Index, which returned -8.22%.
Market overview
U.S. equities reversed course during the last half of the 12-month period ending May 31, 2022, falling from record highs and ending three consecutive years of robust gains. Energy stocks were the exception, significantly outperforming the overall equity market as measured by the S&P 500 Index. During the first quarter of 2022, for example, the overall sector outperformed the broad market by the largest quarterly margin on record.
Lingering Omicron-related worries were a continual headwind during the last half of the period, as were fears around inflation, durability of growth and the end of more than a decade of zero interest rate policy. Volatility and risk-off sentiment spiked as investor anxiety expanded to include ramifications of the Russia-Ukraine conflict that erupted several months before period-end. Commodity prices surged, particularly for oil and wheat, as the conflict escalated into war and further complicated global supply chains. Oil prices, which already were elevated on supply-demand imbalances, shot through a decade-high of more than $120 per barrel before retreating somewhat.
Fixed income posted negative returns in the 12 months ended May 31, 2022. An unfavorable shift in U.S. Federal Reserve (Fed) policy was the primary reason for the downturn. Rising inflation prompted the Fed to begin tightening monetary policy by raising short-term interest rates and winding down its stimulative quantitative easing program. More importantly, Fed communications indicated that several more interest-rate increases were likely on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response, reflecting a decline in prices.
Any positive sentiment faded at the end of the period, as investors increasingly focused on persistent inflation and slowing economic growth, which were exacerbated by yet more supply-chain snarls resulting from China’s zero-COVID lockdown policies.
The Fund’s notable contributors during the period
•	The Fund’s strongest contribution came from its equity holdings, most notably within the energy sector. The Fund’s sizable overweight to the sector helped the Fund capitalize on the sector’s substantial outperformance during the period.
•	Chevron Corp., Exxon Mobil Corp., Pioneer Natural Resources Co. and Valero Energy Corp. were all top contributors to Fund performance during the period.
•	The Fund’s investments in health care stocks, including Bristol Myers Squibb Co., Abbvie, Inc., Merck & Co., Inc. and Pfizer, Inc. also outperformed, as investors gravitated toward companies least likely to be affected by broader macroeconomic issues.
•	Within the materials sector, fertilizer company Nutrien Ltd. added to Fund performance, as the rally in oil was accompanied by strong gains in the prices of agricultural products, fertilizer and other commodities.
•	Within information technology, positions in Broadcom, Inc. and HP, Inc. contributed to Fund performance.
The Fund’s notable detractors during the period
•	Consistent with the larger environment, the Fund’s fixed-income holdings suffered a loss during the period. However, we believe our focus on owning higher yielding securities with below-average interest rate sensitivity helped cushion the Fund from the worst of the bond market downturn.
•	Within fixed income, positions in Diebold Nixdorf Inc. within information technology, Bausch Health Companies, Inc. within health care and Telesat Canada and Clear Channel Outdoor Holdings, Inc. within the communication services sector were among the largest individual detractors for the Fund during the period.
Columbia Flexible Capital Income Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	The Fund’s convertible securities delivered disappointing overall results during the period. The convertible market tends to be tilted toward higher growth areas such as the information technology and consumer discretionary sectors. This proved to be a headwind during the latter portion of the period, during which the growth style came under pressure from rising interest rates.
•	Top detractors within the Fund’s convertible holdings included Arrival SA, a manufacturer of commercial electric vehicles, biotech company BridgeBio Pharma, Inc. and Clarivate PLC, a provider of information services to health care companies.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Flexible Capital Income Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2021 — May 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	995.50	1,020.04	4.88	4.94	0.98
Advisor Class	1,000.00	1,000.00	997.50	1,021.29	3.64	3.68	0.73
Class C	1,000.00	1,000.00	992.40	1,016.31	8.59	8.70	1.73
Institutional Class	1,000.00	1,000.00	996.80	1,021.29	3.63	3.68	0.73
Institutional 2 Class	1,000.00	1,000.00	997.60	1,021.39	3.54	3.58	0.71
Institutional 3 Class	1,000.00	1,000.00	997.20	1,021.64	3.29	3.33	0.66
Class R	1,000.00	1,000.00	994.90	1,018.80	6.12	6.19	1.23
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Flexible Capital Income Fund | Annual Report 2022	7

Portfolio of Investments
May 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 47.6%
Issuer	Shares	Value ($)
Communication Services 2.6%
Diversified Telecommunication Services 2.1%
AT&T, Inc.	775,000	16,499,750
Verizon Communications, Inc.	300,000	15,387,000
Total		31,886,750
Media 0.5%
Comcast Corp., Class A	175,000	7,749,000
Total Communication Services		39,635,750
Consumer Discretionary 2.8%
Hotels, Restaurants & Leisure 0.5%
Darden Restaurants, Inc.	60,000	7,500,000
Household Durables 0.5%
Newell Brands, Inc.	387,873	8,315,997
Specialty Retail 1.8%
American Eagle Outfitters, Inc.	425,000	5,146,750
Best Buy Co., Inc.	75,000	6,154,500
Home Depot, Inc. (The)	50,000	15,137,500
Total		26,438,750
Total Consumer Discretionary		42,254,747
Consumer Staples 3.3%
Food & Staples Retailing 0.5%
Walgreens Boots Alliance, Inc.	185,000	8,108,550
Food Products 1.9%
Bunge Ltd.	80,287	9,499,558
JM Smucker Co. (The)	55,000	6,895,350
Kraft Heinz Co. (The)	300,000	11,349,000
Total		27,743,908
Tobacco 0.9%
Philip Morris International, Inc.	125,000	13,281,250
Total Consumer Staples		49,133,708
Energy 4.9%
Oil, Gas & Consumable Fuels 4.9%
Chesapeake Energy Corp.	5,254	511,651
Chevron Corp.	85,000	14,846,100
Enviva, Inc.	150,000	11,683,500
Exxon Mobil Corp.	225,000	21,600,000
Common Stocks (continued)
Issuer	Shares	Value ($)
Pioneer Natural Resources Co.	60,000	16,676,400
Valero Energy Corp.	65,000	8,424,000
Total		73,741,651
Total Energy		73,741,651
Financials 10.3%
Banks 3.9%
JPMorgan Chase & Co.	115,000	15,206,450
M&T Bank Corp.	90,000	16,197,300
PNC Financial Services Group, Inc. (The)	85,000	14,909,850
Truist Financial Corp.	235,000	11,688,900
Total		58,002,500
Capital Markets 3.1%
Ares Capital Corp.	750,000	14,535,000
Blackstone Secured Lending Fund	300,000	7,443,000
Blackstone, Inc.	75,000	8,834,250
Morgan Stanley	185,000	15,935,900
Total		46,748,150
Consumer Finance 0.5%
OneMain Holdings, Inc.	175,000	7,710,500
Insurance 1.0%
MetLife, Inc.	235,000	15,836,650
Mortgage Real Estate Investment Trusts (REITS) 1.8%
Blackstone Mortgage Trust, Inc.	365,000	11,355,150
Starwood Property Trust, Inc.	650,000	15,528,500
Total		26,883,650
Total Financials		155,181,450
Health Care 5.6%
Biotechnology 0.9%
AbbVie, Inc.	95,000	14,000,150
Pharmaceuticals 4.7%
Amryt Pharma PLC, ADR(a)	172,608	1,380,864
Bristol-Myers Squibb Co.	210,000	15,844,500
Johnson & Johnson	65,000	11,669,450
Merck & Co., Inc.	185,000	17,025,550
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Flexible Capital Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Organon & Co.	225,000	8,541,000
Pfizer, Inc.	310,000	16,442,400
Total		70,903,764
Total Health Care		84,903,914
Industrials 2.3%
Aerospace & Defense 0.7%
Raytheon Technologies Corp.	115,000	10,938,800
Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	82,500	15,035,625
Machinery 0.6%
AGCO Corp.	62,500	8,008,125
Total Industrials		33,982,550
Information Technology 8.4%
Communications Equipment 1.4%
Cisco Systems, Inc.	285,000	12,839,250
Juniper Networks, Inc.	260,000	7,976,800
Total		20,816,050
Electronic Equipment, Instruments & Components 1.1%
Corning, Inc.	450,000	16,119,000
IT Services 1.1%
International Business Machines Corp.	115,000	15,966,600
Semiconductors & Semiconductor Equipment 3.0%
Broadcom, Inc.	37,500	21,754,875
QUALCOMM, Inc.	57,500	8,235,150
Texas Instruments, Inc.	90,000	15,908,400
Total		45,898,425
Technology Hardware, Storage & Peripherals 1.8%
HP, Inc.	425,000	16,507,000
Seagate Technology Holdings PLC	125,000	10,583,750
Total		27,090,750
Total Information Technology		125,890,825
Materials 2.3%
Chemicals 1.7%
Dow, Inc.	235,000	15,975,300
Nutrien Ltd.	105,000	10,204,950
Total		26,180,250
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 0.6%
Newmont Corp.	120,000	8,142,000
Total Materials		34,322,250
Real Estate 3.5%
Equity Real Estate Investment Trusts (REITS) 3.5%
Crown Castle International Corp.	45,000	8,534,250
Life Storage, Inc.	55,000	6,421,800
Medical Properties Trust, Inc.	550,000	10,219,000
Simon Property Group, Inc.	60,000	6,879,000
VICI Properties, Inc.	400,000	12,340,000
Welltower, Inc.	90,000	8,018,100
Total		52,412,150
Total Real Estate		52,412,150
Utilities 1.6%
Electric Utilities 1.6%
Duke Energy Corp.	70,000	7,876,400
Entergy Corp.	70,000	8,422,400
FirstEnergy Corp.	185,000	7,947,600
Total		24,246,400
Total Utilities		24,246,400
Total Common Stocks (Cost $601,954,267)		715,705,395

Convertible Bonds 8.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.5%
American Airlines Group, Inc.
07/01/2025	6.500%	5,500,000	7,360,446
Automotive 0.3%
Arrival SA(b)
12/01/2026	3.500%	11,200,000	5,045,378
Cable and Satellite 0.4%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	8,000,000	6,030,679
Diversified Manufacturing 0.5%
Greenbrier Companies, Inc. (The)
04/15/2028	2.875%	7,000,000	6,982,500

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
May 31, 2022
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 0.3%
Invacare Corp.
11/15/2024	5.000%	4,500,000	3,815,550
Leisure 0.8%
NCL Corp Ltd.
08/01/2025	5.375%	5,200,000	6,039,800
Royal Caribbean Cruises Ltd.
06/15/2023	4.250%	5,800,000	6,178,342
Total			12,218,142
Media and Entertainment 0.2%
fuboTV, Inc.
02/15/2026	3.250%	9,000,000	2,655,000
Other Financial Institutions 0.6%
RWT Holdings, Inc.
10/01/2025	5.750%	10,050,000	9,326,400
Other REIT 1.0%
PennyMac Corp.
03/15/2026	5.500%	16,500,000	14,998,994
Pharmaceuticals 3.4%
Aegerion Pharmaceuticals, Inc.(b)
04/01/2025	5.000%	1,012,542	1,026,515
Aerie Pharmaceuticals, Inc.
10/01/2024	1.500%	8,500,000	6,979,918
BridgeBio Pharma, Inc.
02/01/2029	2.250%	15,500,000	7,110,625
Clovis Oncology, Inc.
05/01/2025	1.250%	11,700,000	8,116,951
Insmed, Inc.
01/15/2025	1.750%	7,500,000	6,952,500
Intercept Pharmaceuticals, Inc.(b)
02/15/2026	3.500%	6,000,000	6,729,098
Radius Health, Inc.
09/01/2024	3.000%	7,500,000	7,223,438
Tilray, Inc.
10/01/2023	5.000%	7,000,000	6,613,837
Total			50,752,882
Technology 0.9%
1Life Healthcare, Inc.
06/15/2025	3.000%	8,500,000	7,004,000
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
2U, Inc.
05/01/2025	2.250%	9,500,000	7,319,750
Total			14,323,750
Total Convertible Bonds (Cost $156,133,689)			133,509,721

Convertible Preferred Stocks 10.0%
Issuer		Shares	Value ($)
Consumer Discretionary 0.6%
Auto Components 0.6%
Aptiv PLC	5.500%	70,000	8,597,400
Total Consumer Discretionary			8,597,400
Financials 0.3%
Capital Markets 0.3%
AMG Capital Trust II	5.150%	87,500	4,369,750
Total Financials			4,369,750
Health Care 2.3%
Health Care Equipment & Supplies 1.6%
Becton Dickinson and Co.	6.000%	225,000	11,612,250
Boston Scientific Corp.	5.500%	110,000	12,060,400
Total			23,672,650
Life Sciences Tools & Services 0.7%
Danaher Corp.	5.000%	7,500	10,649,265
Total Health Care			34,321,915
Industrials 1.1%
Construction & Engineering 0.6%
Fluor Corp.	6.500%	6,500	9,017,588
Professional Services 0.5%
Clarivate PLC	5.250%	125,000	7,518,750
Total Industrials			16,536,338
Information Technology 1.0%
Electronic Equipment, Instruments & Components 0.8%
II-VI, Inc.	6.000%	45,000	11,665,350
IT Services 0.2%
Sabre Corp.	6.500%	40,000	3,966,800
Total Information Technology			15,632,150

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Flexible Capital Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Utilities 4.7%
Electric Utilities 0.7%
NextEra Energy, Inc.	6.219%	225,000	11,040,750
Gas Utilities 1.5%
South Jersey Industries, Inc.	8.750%	40,000	2,786,199
Spire, Inc.	7.500%	210,000	11,344,782
UGI Corp.	7.250%	80,000	7,971,200
Total			22,102,181
Multi-Utilities 2.5%
DTE Energy Co.	6.250%	425,000	22,350,750
NiSource, Inc.	7.750%	130,000	15,381,600
Total			37,732,350
Total Utilities			70,875,281
Total Convertible Preferred Stocks (Cost $147,203,500)			150,332,834

Corporate Bonds & Notes 29.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.0%
Bombardier, Inc.(b)
06/15/2026	7.125%	15,500,000	14,175,992
Rolls-Royce PLC(b)
10/15/2027	5.750%	8,133,000	8,014,088
Spirit AeroSystems, Inc.(b)
04/15/2025	7.500%	7,200,000	7,241,669
Total			29,431,749
Cable and Satellite 1.1%
DISH DBS Corp.(b)
12/01/2028	5.750%	16,200,000	13,246,476
Telesat Canada/LLC(b)
10/15/2027	6.500%	7,114,000	3,372,546
Total			16,619,022
Chemicals 0.8%
Innophos Holdings, Inc.(b)
02/15/2028	9.375%	5,000,000	5,193,176
Olympus Water US Holding Corp.(b)
10/01/2029	6.250%	9,000,000	7,110,830
Total			12,304,006
Construction Machinery 0.4%
PECF USS Intermediate Holding III Corp.(b)
11/15/2029	8.000%	7,350,000	6,178,813
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 1.0%
Staples, Inc.(b)
04/15/2026	7.500%	7,500,000	6,947,971
Uber Technologies, Inc.(b)
09/15/2027	7.500%	2,600,000	2,689,151
01/15/2028	6.250%	4,695,000	4,688,734
Total			14,325,856
Consumer Products 0.8%
Mattel, Inc.
10/01/2040	6.200%	2,770,000	2,832,933
11/01/2041	5.450%	1,100,000	1,056,650
SWF Escrow Issuer Corp.(b)
10/01/2029	6.500%	10,500,000	8,023,860
Total			11,913,443
Finance Companies 0.7%
Curo Group Holdings Corp.(b)
08/01/2028	7.500%	9,000,000	6,565,687
Fortress Transportation and Infrastructure Investors LLC(b)
08/01/2027	9.750%	3,240,000	3,296,643
Total			9,862,330
Food and Beverage 1.2%
Triton Water Holdings, Inc.(b)
04/01/2029	6.250%	13,929,000	10,856,761
United Natural Foods, Inc.(b)
10/15/2028	6.750%	7,420,000	7,155,520
Total			18,012,281
Gaming 1.1%
Colt Merger Sub, Inc.(b)
07/01/2027	8.125%	4,799,000	4,881,277
Scientific Games Holdings LP/US FinCo, Inc.(b)
03/01/2030	6.625%	12,500,000	11,609,523
Total			16,490,800
Health Care 1.6%
Quotient Ltd.(b),(c),(d)
10/15/2025	12.000%	1,219,167	1,219,167
10/15/2025	12.000%	522,500	522,500
Surgery Center Holdings, Inc.(b)
07/01/2025	6.750%	15,000,000	14,294,413
Tenet Healthcare Corp.(b)
10/01/2028	6.125%	8,021,000	7,828,437
Total			23,864,517

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
May 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 3.4%
Hilcorp Energy I LP/Finance Co.(b)
04/15/2030	6.000%	15,000,000	14,589,319
Oasis Petroleum, Inc.(b)
06/01/2026	6.375%	7,500,000	7,545,139
Occidental Petroleum Corp.
07/15/2044	4.500%	9,800,000	8,655,826
04/15/2046	4.400%	10,600,000	9,521,302
Southwestern Energy Co.
02/01/2029	5.375%	11,220,000	11,306,593
Total			51,618,179
Leisure 2.1%
Carnival Corp.(b)
05/01/2029	6.000%	16,500,000	13,875,082
06/01/2030	10.500%	4,000,000	4,066,993
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	7,300,000	7,202,729
NCL Corp., Ltd.(b)
02/15/2029	7.750%	7,500,000	6,733,132
Total			31,877,936
Media and Entertainment 2.7%
Clear Channel Outdoor Holdings, Inc.(b)
04/15/2028	7.750%	16,000,000	13,442,610
Deluxe Corp.(b)
06/01/2029	8.000%	7,200,000	6,377,302
Lions Gate Capital Holdings LLC(b)
04/15/2029	5.500%	16,500,000	14,356,015
Mav Acquisition Corp.(b)
08/01/2029	8.000%	8,000,000	6,901,835
Total			41,077,762
Metals and Mining 0.4%
CONSOL Energy, Inc.(b)
11/15/2025	11.000%	5,800,000	5,943,698
Midstream 0.2%
Rockpoint Gas Storage Canada Ltd.(b)
03/31/2023	7.000%	3,111,000	3,069,638
Oil Field Services 0.5%
Nabors Industries Ltd.(b)
01/15/2026	7.250%	4,568,000	4,427,121
01/15/2028	7.500%	3,231,000	3,067,862
Total			7,494,983
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Financial Institutions 0.5%
WeWork Companies, Inc.(b)
05/01/2025	7.875%	9,300,000	7,753,603
Packaging 1.5%
ARD Finance SA(b),(e)
06/30/2027	6.500%	8,754,310	6,973,038
BWAY Holding Co.(b)
04/15/2025	7.250%	16,000,000	15,490,132
Total			22,463,170
Paper 0.5%
Sylvamo Corp.(b)
09/01/2029	7.000%	7,800,000	7,614,432
Pharmaceuticals 1.1%
Bausch Health Companies, Inc.(b)
01/30/2028	5.000%	4,532,000	2,895,616
01/30/2030	5.250%	11,032,000	6,450,812
Organon Finance 1 LLC(b)
04/30/2031	5.125%	7,523,000	7,179,857
Total			16,526,285
Restaurants 1.0%
Fertitta Entertainment LLC/Finance Co., Inc.(b)
01/15/2030	6.750%	16,500,000	14,294,815
Retailers 1.3%
Academy Ltd.(b)
11/15/2027	6.000%	7,333,000	6,778,264
L Brands, Inc.(b)
10/01/2030	6.625%	7,500,000	7,493,830
Magic MergeCo, Inc.(b)
05/01/2029	7.875%	6,500,000	4,664,772
Total			18,936,866
Supermarkets 0.3%
Safeway, Inc.
02/01/2031	7.250%	4,588,000	4,628,100
Technology 3.1%
Avaya, Inc.(b)
09/15/2028	6.125%	8,500,000	6,032,248
Consensus Cloud Solutions, Inc.(b)
10/15/2026	6.000%	8,000,000	7,473,091
Diebold Nixdorf, Inc.(b)
07/15/2025	9.375%	2,700,000	2,051,749
Diebold, Inc.
04/15/2024	8.500%	13,000,000	6,660,738

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Flexible Capital Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Minerva Merger Sub, Inc.(b)
02/15/2030	6.500%	12,000,000	11,139,519
Rocket Software, Inc.(b)
02/15/2029	6.500%	13,125,000	10,279,915
Sabre GLBL, Inc.(b)
04/15/2025	9.250%	2,200,000	2,270,163
09/01/2025	7.375%	1,077,000	1,064,540
Total			46,971,963
Wirelines 0.3%
Front Range BidCo, Inc.(b)
03/01/2028	6.125%	6,500,000	5,199,943
Total Corporate Bonds & Notes (Cost $504,561,973)			444,474,190

Limited Partnerships 0.3%
Issuer	Shares	Value ($)
Energy 0.3%
Oil, Gas & Consumable Fuels 0.3%
Rattler Midstream LP	250,000	4,272,500
Total Energy		4,272,500
Total Limited Partnerships (Cost $2,738,280)		4,272,500

Preferred Debt 0.5%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.5%
Citigroup Capital XIII(f)
10/30/2040	7.609%	285,000	7,737,750
Total Preferred Debt (Cost $7,605,226)			7,737,750

Senior Loans 0.3%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services(g) 0.3%
BCP Raptor LLC(g),(h)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 06/24/2024	5.310%	4,916,065	4,841,439
Total Senior Loans (Cost $4,876,857)			4,841,439
Warrants 0.0%
Issuer	Shares	Value ($)
Energy 0.0%
Oil, Gas & Consumable Fuels 0.0%
Chesapeake Energy Corp.(a)	9,914	691,761
Total Energy		691,761
Health Care 0.0%
Health Care Equipment & Supplies 0.0%
Quotient Ltd.(a)	24,163	8,699
Total Health Care		8,699
Total Warrants (Cost $136,270)		700,460

Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.852%(i),(j)	20,214,661	20,206,575
Total Money Market Funds (Cost $20,206,575)		20,206,575
Total Investments in Securities (Cost: $1,445,416,637)		1,481,780,864
Other Assets & Liabilities, Net		22,300,416
Net Assets		1,504,081,280

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
May 31, 2022
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2022, the total value of these securities amounted to $405,410,310, which represents 26.95% of total net assets.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2022, the total value of these securities amounted to $1,741,667, which represents 0.12% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of May 31, 2022.
(g)	The stated interest rate represents the weighted average interest rate at May 31, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(h)	Variable rate security. The interest rate shown was the current rate as of May 31, 2022.
(i)	The rate shown is the seven-day current annualized yield at May 31, 2022.
(j)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.852%
	40,665,890	456,460,757	(476,920,072)	—	20,206,575	(9,904)	45,867	20,214,661
Abbreviation Legend
ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Flexible Capital Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	39,635,750	—	—	39,635,750
Consumer Discretionary	42,254,747	—	—	42,254,747
Consumer Staples	49,133,708	—	—	49,133,708
Energy	73,741,651	—	—	73,741,651
Financials	155,181,450	—	—	155,181,450
Health Care	84,903,914	—	—	84,903,914
Industrials	33,982,550	—	—	33,982,550
Information Technology	125,890,825	—	—	125,890,825
Materials	34,322,250	—	—	34,322,250
Real Estate	52,412,150	—	—	52,412,150
Utilities	24,246,400	—	—	24,246,400
Total Common Stocks	715,705,395	—	—	715,705,395
Convertible Bonds	—	133,509,721	—	133,509,721
Convertible Preferred Stocks
Consumer Discretionary	—	8,597,400	—	8,597,400
Financials	—	4,369,750	—	4,369,750
Health Care	—	34,321,915	—	34,321,915
Industrials	—	16,536,338	—	16,536,338
Information Technology	—	15,632,150	—	15,632,150
Utilities	—	70,875,281	—	70,875,281
Total Convertible Preferred Stocks	—	150,332,834	—	150,332,834
Corporate Bonds & Notes	—	442,732,523	1,741,667	444,474,190
Limited Partnerships
Energy	4,272,500	—	—	4,272,500
Total Limited Partnerships	4,272,500	—	—	4,272,500
Preferred Debt	7,737,750	—	—	7,737,750
Senior Loans	—	4,841,439	—	4,841,439
Warrants
Energy	691,761	—	—	691,761
Health Care	—	8,699	—	8,699
Total Warrants	691,761	8,699	—	700,460
Money Market Funds	20,206,575	—	—	20,206,575
Total Investments in Securities	748,613,981	731,425,216	1,741,667	1,481,780,864
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2022	15

Statement of Assets and Liabilities
May 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,425,210,062)	$1,461,574,289
Affiliated issuers (cost $20,206,575)	20,206,575
Cash	22,942
Receivable for:
Investments sold	1,556,762
Capital shares sold	9,283,957
Dividends	4,634,767
Interest	9,608,943
Foreign tax reclaims	7,440
Prepaid expenses	9,908
Total assets	1,506,905,583
Liabilities
Payable for:
Investments purchased	348,892
Capital shares purchased	2,135,713
Management services fees	103,593
Distribution and/or service fees	37,181
Transfer agent fees	93,398
Compensation of board members	70,180
Other expenses	35,346
Total liabilities	2,824,303
Net assets applicable to outstanding capital stock	$1,504,081,280
Represented by
Paid in capital	1,422,646,436
Total distributable earnings (loss)	81,434,844
Total - representing net assets applicable to outstanding capital stock	$1,504,081,280
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Flexible Capital Income Fund | Annual Report 2022

Statement of Assets and Liabilities  (continued)
May 31, 2022
Class A
Net assets	$371,501,640
Shares outstanding	25,510,294
Net asset value per share	$14.56
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$15.45
Advisor Class
Net assets	$64,228,683
Shares outstanding	4,367,643
Net asset value per share	$14.71
Class C
Net assets	$245,459,058
Shares outstanding	16,975,985
Net asset value per share	$14.46
Institutional Class
Net assets	$734,226,029
Shares outstanding	50,427,272
Net asset value per share	$14.56
Institutional 2 Class
Net assets	$64,534,014
Shares outstanding	4,384,942
Net asset value per share	$14.72
Institutional 3 Class
Net assets	$23,010,146
Shares outstanding	1,587,575
Net asset value per share	$14.49
Class R
Net assets	$1,121,710
Shares outstanding	77,119
Net asset value per share	$14.55
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2022	17

Statement of Operations
Year Ended May 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$38,285,645
Dividends — affiliated issuers	45,867
Interest	33,800,852
Interfund lending	74
Foreign taxes withheld	(88,057)
Total income	72,044,381
Expenses:
Management services fees	8,999,769
Distribution and/or service fees
Class A	904,902
Class C	2,543,989
Class R	5,940
Transfer agent fees
Class A	280,499
Advisor Class	47,157
Class C	197,047
Institutional Class	509,025
Institutional 2 Class	38,721
Institutional 3 Class	1,415
Class R	918
Compensation of board members	28,839
Custodian fees	8,871
Printing and postage fees	70,258
Registration fees	161,748
Audit fees	31,000
Legal fees	24,317
Compensation of chief compliance officer	223
Other	26,717
Total expenses	13,881,355
Net investment income	58,163,026
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	57,942,039
Investments — affiliated issuers	(9,904)
Net realized gain	57,932,135
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(129,244,474)
Net change in unrealized appreciation (depreciation)	(129,244,474)
Net realized and unrealized loss	(71,312,339)
Net decrease in net assets resulting from operations	$(13,149,313)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Flexible Capital Income Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended May 31, 2022	Year Ended May 31, 2021
Operations
Net investment income	$58,163,026	$42,215,803
Net realized gain	57,932,135	56,278,823
Net change in unrealized appreciation (depreciation)	(129,244,474)	230,027,623
Net increase (decrease) in net assets resulting from operations	(13,149,313)	328,522,249
Distributions to shareholders
Net investment income and net realized gains
Class A	(28,924,537)	(11,681,695)
Advisor Class	(4,896,894)	(1,041,902)
Class C	(18,629,219)	(8,676,472)
Institutional Class	(53,681,002)	(22,695,878)
Institutional 2 Class	(5,504,814)	(1,972,125)
Institutional 3 Class	(1,764,705)	(785,093)
Class R	(87,902)	(44,018)
Total distributions to shareholders	(113,489,073)	(46,897,183)
Increase in net assets from capital stock activity	353,304,182	76,980,458
Total increase in net assets	226,665,796	358,605,524
Net assets at beginning of year	1,277,415,484	918,809,960
Net assets at end of year	$1,504,081,280	$1,277,415,484
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2022	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2022		May 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	7,695,132	118,865,323	5,322,315	77,541,655
Distributions reinvested	1,867,061	28,276,585	843,566	11,353,734
Redemptions	(4,675,421)	(71,774,812)	(3,698,610)	(50,255,969)
Net increase	4,886,772	75,367,096	2,467,271	38,639,420
Advisor Class
Subscriptions	2,364,105	37,097,040	2,604,913	40,068,552
Distributions reinvested	320,200	4,893,480	76,486	1,041,476
Redemptions	(1,805,017)	(28,295,014)	(792,435)	(10,756,117)
Net increase	879,288	13,695,506	1,888,964	30,353,911
Class C
Subscriptions	3,699,449	57,160,500	2,276,242	33,016,199
Distributions reinvested	1,234,165	18,571,698	646,908	8,608,096
Redemptions	(3,319,328)	(50,590,070)	(5,030,545)	(68,080,559)
Net increase (decrease)	1,614,286	25,142,128	(2,107,395)	(26,456,264)
Institutional Class
Subscriptions	20,077,936	308,144,991	9,267,356	133,181,568
Distributions reinvested	3,523,851	53,340,988	1,677,602	22,515,489
Redemptions	(9,254,572)	(141,972,179)	(10,222,704)	(137,606,861)
Net increase	14,347,215	219,513,800	722,254	18,090,196
Institutional 2 Class
Subscriptions	2,903,364	44,953,976	2,351,676	33,076,201
Distributions reinvested	358,447	5,481,177	144,988	1,972,125
Redemptions	(2,490,769)	(37,822,086)	(1,273,938)	(17,738,736)
Net increase	771,042	12,613,067	1,222,726	17,309,590
Institutional 3 Class
Subscriptions	614,850	9,462,948	231,727	3,362,456
Distributions reinvested	117,126	1,764,444	58,891	784,955
Redemptions	(273,612)	(4,140,660)	(378,732)	(5,243,625)
Net increase (decrease)	458,364	7,086,732	(88,114)	(1,096,214)
Class R
Subscriptions	23,577	358,476	23,133	357,939
Distributions reinvested	5,784	87,647	3,283	43,890
Redemptions	(35,885)	(560,270)	(18,444)	(262,010)
Net increase (decrease)	(6,524)	(114,147)	7,972	139,819
Total net increase	22,950,443	353,304,182	4,113,678	76,980,458
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Flexible Capital Income Fund | Annual Report 2022

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Columbia Flexible Capital Income Fund | Annual Report 2022	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2022	$15.90	0.63	(0.71)	(0.08)	(0.63)	(0.63)	(1.26)
Year Ended 5/31/2021	$12.06	0.58	3.90	4.48	(0.64)	—	(0.64)
Year Ended 5/31/2020	$12.56	0.62	(0.53)	0.09	(0.59)	—	(0.59)
Year Ended 5/31/2019	$12.98	0.55	(0.44)	0.11	(0.53)	—	(0.53)
Year Ended 5/31/2018	$12.49	0.52	0.52	1.04	(0.55)	—	(0.55)
Advisor Class
Year Ended 5/31/2022	$16.04	0.68	(0.71)	(0.03)	(0.67)	(0.63)	(1.30)
Year Ended 5/31/2021	$12.16	0.63	3.93	4.56	(0.68)	—	(0.68)
Year Ended 5/31/2020	$12.66	0.66	(0.54)	0.12	(0.62)	—	(0.62)
Year Ended 5/31/2019	$13.08	0.58	(0.44)	0.14	(0.56)	—	(0.56)
Year Ended 5/31/2018	$12.59	0.56	0.51	1.07	(0.58)	—	(0.58)
Class C
Year Ended 5/31/2022	$15.80	0.51	(0.71)	(0.20)	(0.51)	(0.63)	(1.14)
Year Ended 5/31/2021	$11.99	0.47	3.89	4.36	(0.55)	—	(0.55)
Year Ended 5/31/2020	$12.48	0.53	(0.53)	0.00(d)	(0.49)	—	(0.49)
Year Ended 5/31/2019	$12.90	0.45	(0.44)	0.01	(0.43)	—	(0.43)
Year Ended 5/31/2018	$12.42	0.42	0.52	0.94	(0.46)	—	(0.46)
Institutional Class
Year Ended 5/31/2022	$15.90	0.67	(0.71)	(0.04)	(0.67)	(0.63)	(1.30)
Year Ended 5/31/2021	$12.06	0.61	3.91	4.52	(0.68)	—	(0.68)
Year Ended 5/31/2020	$12.56	0.66	(0.54)	0.12	(0.62)	—	(0.62)
Year Ended 5/31/2019	$12.98	0.58	(0.44)	0.14	(0.56)	—	(0.56)
Year Ended 5/31/2018	$12.49	0.56	0.51	1.07	(0.58)	—	(0.58)
Institutional 2 Class
Year Ended 5/31/2022	$16.06	0.68	(0.72)	(0.04)	(0.67)	(0.63)	(1.30)
Year Ended 5/31/2021	$12.17	0.62	3.95	4.57	(0.68)	—	(0.68)
Year Ended 5/31/2020	$12.67	0.67	(0.55)	0.12	(0.62)	—	(0.62)
Year Ended 5/31/2019	$13.09	0.59	(0.45)	0.14	(0.56)	—	(0.56)
Year Ended 5/31/2018	$12.60	0.57	0.51	1.08	(0.59)	—	(0.59)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Flexible Capital Income Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2022	$14.56	(0.65%)	0.98%	0.98%	4.06%	38%	$371,502
Year Ended 5/31/2021	$15.90	38.27%	1.00%	1.00%	4.13%	58%	$327,938
Year Ended 5/31/2020	$12.06	0.80%	1.01%	1.01%	4.95%	59%	$218,974
Year Ended 5/31/2019	$12.56	0.82%	1.02%	1.02%	4.31%	32%	$212,999
Year Ended 5/31/2018	$12.98	8.48%	1.04%	1.04%(c)	4.06%	50%	$156,011
Advisor Class
Year Ended 5/31/2022	$14.71	(0.32%)	0.73%	0.73%	4.32%	38%	$64,229
Year Ended 5/31/2021	$16.04	38.61%	0.75%	0.75%	4.42%	58%	$55,969
Year Ended 5/31/2020	$12.16	1.06%	0.76%	0.76%	5.21%	59%	$19,454
Year Ended 5/31/2019	$12.66	1.07%	0.77%	0.77%	4.54%	32%	$24,065
Year Ended 5/31/2018	$13.08	8.68%	0.79%	0.79%(c)	4.30%	50%	$21,291
Class C
Year Ended 5/31/2022	$14.46	(1.41%)	1.73%	1.73%	3.30%	38%	$245,459
Year Ended 5/31/2021	$15.80	37.25%	1.75%	1.75%	3.40%	58%	$242,640
Year Ended 5/31/2020	$11.99	0.06%	1.76%	1.76%	4.20%	59%	$209,401
Year Ended 5/31/2019	$12.48	0.07%	1.77%	1.77%	3.56%	32%	$213,342
Year Ended 5/31/2018	$12.90	7.64%	1.79%	1.79%(c)	3.32%	50%	$168,061
Institutional Class
Year Ended 5/31/2022	$14.56	(0.40%)	0.73%	0.73%	4.33%	38%	$734,226
Year Ended 5/31/2021	$15.90	38.60%	0.75%	0.75%	4.39%	58%	$573,637
Year Ended 5/31/2020	$12.06	1.07%	0.76%	0.76%	5.22%	59%	$426,343
Year Ended 5/31/2019	$12.56	1.08%	0.77%	0.77%	4.56%	32%	$406,033
Year Ended 5/31/2018	$12.98	8.75%	0.79%	0.79%(c)	4.32%	50%	$306,954
Institutional 2 Class
Year Ended 5/31/2022	$14.72	(0.37%)	0.71%	0.71%	4.33%	38%	$64,534
Year Ended 5/31/2021	$16.06	38.70%	0.73%	0.73%	4.41%	58%	$58,024
Year Ended 5/31/2020	$12.17	1.10%	0.73%	0.73%	5.25%	59%	$29,105
Year Ended 5/31/2019	$12.67	1.10%	0.74%	0.73%	4.59%	32%	$18,828
Year Ended 5/31/2018	$13.09	8.71%	0.77%	0.76%	4.37%	50%	$19,095
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2022	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2022	$15.83	0.68	(0.71)	(0.03)	(0.68)	(0.63)	(1.31)
Year Ended 5/31/2021	$12.01	0.62	3.89	4.51	(0.69)	—	(0.69)
Year Ended 5/31/2020	$12.51	0.67	(0.54)	0.13	(0.63)	—	(0.63)
Year Ended 5/31/2019	$12.93	0.59	(0.44)	0.15	(0.57)	—	(0.57)
Year Ended 5/31/2018	$12.44	0.58	0.50	1.08	(0.59)	—	(0.59)
Class R
Year Ended 5/31/2022	$15.88	0.59	(0.70)	(0.11)	(0.59)	(0.63)	(1.22)
Year Ended 5/31/2021	$12.05	0.54	3.90	4.44	(0.61)	—	(0.61)
Year Ended 5/31/2020	$12.55	0.59	(0.54)	0.05	(0.55)	—	(0.55)
Year Ended 5/31/2019	$12.97	0.52	(0.45)	0.07	(0.49)	—	(0.49)
Year Ended 5/31/2018	$12.48	0.49	0.52	1.01	(0.52)	—	(0.52)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Flexible Capital Income Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2022	$14.49	(0.33%)	0.66%	0.66%	4.40%	38%	$23,010
Year Ended 5/31/2021	$15.83	38.70%	0.68%	0.68%	4.47%	58%	$17,878
Year Ended 5/31/2020	$12.01	1.16%	0.68%	0.68%	5.36%	59%	$14,621
Year Ended 5/31/2019	$12.51	1.16%	0.70%	0.69%	4.66%	32%	$9,267
Year Ended 5/31/2018	$12.93	8.82%	0.72%	0.71%	4.50%	50%	$5,009
Class R
Year Ended 5/31/2022	$14.55	(0.84%)	1.23%	1.23%	3.78%	38%	$1,122
Year Ended 5/31/2021	$15.88	37.88%	1.25%	1.25%	3.88%	58%	$1,329
Year Ended 5/31/2020	$12.05	0.52%	1.26%	1.26%	4.68%	59%	$912
Year Ended 5/31/2019	$12.55	0.57%	1.27%	1.27%	4.08%	32%	$1,402
Year Ended 5/31/2018	$12.97	8.22%	1.29%	1.29%(c)	3.81%	50%	$832
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2022	25

Notes to Financial Statements
May 31, 2022
Note 1. Organization
Columbia Flexible Capital Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for
26	Columbia Flexible Capital Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
Columbia Flexible Capital Income Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
May 31, 2022
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
28	Columbia Flexible Capital Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.65% to 0.54% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2022 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Flexible Capital Income Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
May 31, 2022
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Advisor Class	0.08
Class C	0.08
Institutional Class	0.08
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.08
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2022, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,262,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2022, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	1,092,781
Class C	—	1.00(b)	14,267

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
30	Columbia Flexible Capital Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Class A	1.20%	1.20%
Advisor Class	0.95	0.95
Class C	1.95	1.95
Institutional Class	0.95	0.95
Institutional 2 Class	0.94	0.92
Institutional 3 Class	0.89	0.87
Class R	1.45	1.45
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments, principal and/or interest of fixed income securities, earnings and profits distributed to shareholders on the redemption of shares, investments in partnerships and deemed distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,855,785	(5,177,058)	3,321,273
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Flexible Capital Income Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
May 31, 2022
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2022			Year Ended May 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
55,987,653	57,501,420	113,489,073	46,897,183	—	46,897,183
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
11,190,103	36,772,551	—	33,540,424
At May 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,448,240,440	149,137,663	(115,597,239)	33,540,424
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $813,972,658 and $522,443,525, respectively, for the year ended May 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
32	Columbia Flexible Capital Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	4,400,000	0.61	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended May 31, 2022.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Columbia Flexible Capital Income Fund | Annual Report 2022	33

Notes to Financial Statements  (continued)
May 31, 2022
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
34	Columbia Flexible Capital Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Shareholder concentration risk
At May 31, 2022, two unaffiliated shareholders of record owned 21.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 33.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Flexible Capital Income Fund | Annual Report 2022	35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Flexible Capital Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Flexible Capital Income Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent, broker and agent bank. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
36	Columbia Flexible Capital Income Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
46.03%	45.04%	3.69%	$58,958,937
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Flexible Capital Income Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
38	Columbia Flexible Capital Income Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Columbia Flexible Capital Income Fund | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
40	Columbia Flexible Capital Income Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Flexible Capital Income Fund | Annual Report 2022	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
42	Columbia Flexible Capital Income Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Flexible Capital Income Fund | Annual Report 2022	43

Columbia Flexible Capital Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN148_05_M01_(07/22)

Annual Report
May 31, 2022
Columbia Mortgage Opportunities Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Mortgage Opportunities Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Mortgage Opportunities Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2014
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2014
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended May 31, 2022)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	04/30/14	-7.79	4.17	4.47
	Including sales charges		-10.58	3.55	4.08
Advisor Class		04/30/14	-7.56	4.44	4.73
Class C	Excluding sales charges	04/30/14	-8.57	3.37	3.68
	Including sales charges		-9.45	3.37	3.68
Institutional Class		04/30/14	-7.56	4.41	4.72
Institutional 2 Class		04/30/14	-7.52	4.48	4.79
Institutional 3 Class*		03/01/17	-7.47	4.54	4.71
FTSE One-Month U.S. Treasury Bill Index			0.09	1.03	0.69
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE One-Month U.S. Treasury Bill Index is an unmanaged index that measures the rate of return for 30-day U.S. Treasury Bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Mortgage Opportunities Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (April 30, 2014 — May 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mortgage Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2022)
Asset-Backed Securities — Non-Agency	13.0
Commercial Mortgage-Backed Securities - Agency	0.1
Commercial Mortgage-Backed Securities - Non-Agency	6.1
Money Market Funds	4.5
Options Purchased Calls	0.5
Options Purchased Puts	0.1
Residential Mortgage-Backed Securities - Agency	35.9
Residential Mortgage-Backed Securities - Non-Agency	39.8
Total	100.0
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at May 31, 2022)
AAA rating	29.7
AA rating	0.2
A rating	1.1
BBB rating	6.0
BB rating	18.6
B rating	10.3
CCC rating	0.3
Not rated	33.8
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Mortgage Opportunities Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended May 31, 2022, Class A shares of Columbia Mortgage Opportunities Fund returned -7.79% excluding sales charges. The Fund underperformed its benchmark, the FTSE One-Month U.S. Treasury Bill Index, which returned 0.09% for the same period.
Market overview
The markets faced a significant shift in U.S. Federal Reserve (Fed) policy during the fourth quarter of 2021. The Fed had previously viewed rising inflation as a “transitory” development as global supply chains recovered from pandemic-driven shutdowns. However, continued price pressures caused the central bank to announce in November its intention to taper the bond purchases it had used to keep longer term borrowing costs low (known as “quantitative easing”). In addition, the Fed began to prepare the financial markets for the likelihood of multiple increases in its benchmark overnight lending rate in 2022 as opposed to the previously signaled 2023 federal funds lift-off, leading short-term U.S. Treasury yields to drift higher.
As 2022 opened, investors focused on the Fed’s increasingly hawkish monetary policy stance as inflationary pressures intensified. Russia’s late-February invasion of Ukraine spurred further increases in commodity prices and disruptions to supply chains, even as renewed COVID-19 lockdowns in China raised fears of a global recession. Against this backdrop, Treasury yields moved sharply higher with the 10-year note ending May at 2.85%, an increase of 127 basis points relative to its starting point of 1.58% 12 months earlier.
The Fund’s notable detractors during the period
•	The Fund’s positioning over the period with respect to overall portfolio duration and corresponding interest rate sensitivity was by a wide margin the leading detractor from performance relative to the cash benchmark. Any exposure to interest rate risk proved detrimental as Treasury yields rose in the first quarter of 2022.
The Fund’s notable contributors during the period
•	The Fund’s positioning within pass-through agency mortgage-backed securities (MBS) contributed positively to performance versus the cash benchmark. In terms of selection, the Fund was underweight the current, lower coupon mortgage pools that were most negatively impacted as the Fed moved to end its bond purchase program.
•	The Fund’s holdings of collateralized mortgage obligations within agency MBS also proved additive. In particular, a focus on interest-only securities that were supported by the outlook for slowing mortgage prepayments as Fed policy support is removed and borrowing costs rise was beneficial.
•	The Fund’s allocation to more credit-sensitive, non-government guaranteed sectors of the securitized market offering higher yields than agency MBS added modestly to performance for the full period, despite spread widening and price weakness over the last few months. In this vein, exposure to asset-backed securities was especially helpful, while allocations to commercial mortgage-backed securities and non-agency MBS also contributed modestly.
Derivative usage
The Fund used three types of derivative securities investments during the period to control risks. We invested in Treasury futures contracts and options on interest rate swaps to manage interest rate risk and protect against market volatility. In addition, we utilized credit default swaps in order to manage credit risk. On a stand-alone basis, the Fund’s use of derivatives had a negative impact on results overall.
Funds that seek to generate absolute returns are generally not designed to outperform stocks and bonds in strong markets. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade securities (high-yield or junk bonds) are volatile and carry more risk to principal and income than investment-grade securities. Prepayment and
Columbia Mortgage Opportunities Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Mortgage Opportunities Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2021 — May 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	932.20	1,020.00	4.77	4.99	0.99
Advisor Class	1,000.00	1,000.00	934.20	1,021.24	3.57	3.73	0.74
Class C	1,000.00	1,000.00	928.60	1,016.26	8.37	8.75	1.74
Institutional Class	1,000.00	1,000.00	933.30	1,021.24	3.57	3.73	0.74
Institutional 2 Class	1,000.00	1,000.00	933.50	1,021.44	3.37	3.53	0.70
Institutional 3 Class	1,000.00	1,000.00	934.70	1,021.69	3.14	3.28	0.65
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Mortgage Opportunities Fund | Annual Report 2022	7

Portfolio of Investments
May 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 16.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Series 2020-4 Class E
12/14/2026	3.650%	5,150,000	5,050,475
Series 2020-4 Class F
08/13/2027	5.220%	3,620,000	3,559,480
Series 2021-2 Class F
01/13/2028	3.730%	4,000,000	3,765,372
Subordinated Series 2021-1 Class E
03/15/2027	2.290%	4,500,000	4,299,715
Subordinated Series 2021-1 Class F
11/15/2027	4.010%	900,000	866,430
Subordinated Series 2021-2 Class E
07/13/2027	2.540%	6,000,000	5,713,915
ARES CLO(a),(b)
Series 2021-60A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/18/2034	7.294%	15,000,000	13,728,270
Ares LVIII CLO Ltd.(a),(b)
Series 2020-58A Class ER
3-month Term SOFR + 6.700% Floor 6.700% 01/15/2035	7.546%	6,000,000	5,288,531
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class DR
3-month USD LIBOR + 6.870% Floor 6.870% 04/15/2034	7.914%	25,975,000	24,541,362
Avant Loans Funding Trust(a)
Subordinated Series 2021-REV1 Class C
07/15/2030	2.300%	3,375,000	3,183,813
Bain Capital Credit CLO Ltd.(a),(b)
Series 2020-4A Class E
3-month USD LIBOR + 7.950% Floor 7.950% 10/20/2033	9.013%	8,100,000	7,755,547
Carlyle Global Market Strategies(a),(b)
Series 2021-5A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/20/2034	7.313%	14,125,000	12,778,096
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	2.744%	11,000,000	10,309,893
Series 2015-4A Class CR
3-month USD LIBOR + 3.700% 07/20/2032	4.763%	7,500,000	7,150,965
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-1A Class DR2
3-month USD LIBOR + 6.600% Floor 6.600% 04/20/2034	7.663%	5,000,000	4,462,155
Series 2016-3A Class ERR
3-month USD LIBOR + 7.000% Floor 7.000% 07/20/2034	8.063%	10,000,000	8,908,870
Carvana Auto Receivables Trust(a)
Subordinated Series 2021-N1 Class E
01/10/2028	2.880%	11,180,000	10,734,445
Consumer Loan Underlying Bond Credit Trust(a)
Subordinated Series 2018-P1 Class C
07/15/2025	5.210%	1,746,274	1,748,315
Consumer Loan Underlying Bond Credit Trust(a),(c),(d)
Subordinated Series 2018-P1 Class CERT
07/15/2025	0.000%	850,000	9,222,500
Subordinated Series 2018-P2 Class CERT
10/15/2025	0.000%	850,000	8,330,000
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class A
02/17/2026	4.790%	444,358	444,358
Dryden 86 CLO Ltd.(a),(b)
Series 2020-86A Class ER
3-month USD LIBOR + 6.500% Floor 6.500% 07/17/2034	7.544%	20,600,000	19,118,675
Dryden CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	2.761%	1,250,000	1,185,269
ENVA LLC(a)
Series 2019-A Class C
06/22/2026	7.620%	3,287,719	3,294,882
Exeter Automobile Receivables Trust(a)
Subordinated Series 2021-2A Class E
07/17/2028	2.900%	12,500,000	11,709,167
Subordinated Series 2022-1A Class E
10/15/2029	5.020%	6,000,000	5,631,391
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2020-4A Class E
10/15/2027	3.510%	3,320,000	3,215,427
GLS Auto Receivables Trust(a)
Subordinated Series 2021-2A Class E
05/15/2028	2.870%	12,410,000	11,618,019
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mortgage Opportunities Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LendingClub Receivables Trust(a),(c),(d)
Series 2020-2 Class R
02/15/2046	0.000%	865,000	3,287,000
LendingClub Receivables Trust(a),(c),(d),(e)
Series 2020-JPSL Class R
02/15/2025	0.000%	340,000	8,391,200
LendingPoint Asset Securitization Trust(a),(d)
Subordinated Series 2021-1 Class C
04/15/2027	4.935%	14,564,000	14,327,335
Subordinated Series 2021-1 Class D
04/15/2027	7.226%	15,712,000	15,397,760
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2021-A Class C
12/15/2028	2.750%	12,000,000	11,607,648
Subordinated Series 2022-A Class D
06/15/2029	4.540%	24,410,000	23,579,171
LP LMS Asset Securitization Trust(a)
Series 2021-2A Class A
01/15/2029	1.750%	11,699,787	11,530,082
LP LMS Asset Securitization Trust(a),(d)
Subordinated Series 2021-2A Class B
01/15/2029	2.330%	6,882,000	6,589,515
Madison Park Funding XLVII Ltd.(a),(b)
Series 2020-47A Class E
3-month USD LIBOR + 7.460% Floor 7.460% 01/19/2034	8.504%	5,200,000	4,955,278
Madison Park Funding XXII Ltd.(a),(b)
Series 2016-22A Class DR
3-month USD LIBOR + 3.500% Floor 3.500% 01/15/2033	4.544%	3,700,000	3,564,092
Marlette Funding Trust(a)
Series 2021-1A Class D
06/16/2031	2.470%	1,000,000	958,888
Morgan Stanley Resecuritization Pass-Through Trust(a),(d),(e),(f)
Series 2018-SC1 Class R
09/18/2023	0.000%	950,000	1,757,500
Octagon 54 Ltd.(a),(b)
Series 2021-1A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/15/2034	7.294%	12,500,000	11,001,450
Octagon Investment Partners 47 Ltd.(a),(b)
Series 2020-1A Class ER
3-month USD LIBOR + 6.250% Floor 6.250% 07/20/2034	7.313%	15,250,000	13,468,129
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% Floor 7.250% 10/22/2030	8.386%	2,000,000	1,756,558
OZLM XVII Ltd.(a),(b)
Series 2017-17A Class D
3-month USD LIBOR + 5.990% Floor 5.990% 07/20/2030	7.053%	3,750,000	3,177,896
Pagaya AI Debt Selection Trust(a),(d)
Series 2019-1 Class B
06/15/2026	5.499%	3,130,002	3,135,871
Series 2020-2 Class NOTE
12/15/2027	7.500%	2,312,441	2,295,098
Pagaya AI Debt Selection Trust(a),(c),(d)
Series 2020-3 Class CERT
05/17/2027	0.000%	23,803,550	6,665,780
Series 2021-1 Class CERT
11/15/2027	0.000%	16,424,569	12,318,427
Subordinated Series 2021-3 Class
05/15/2029	0.000%	12,925,852	13,216,761
Subordinated Series 2021-5 Class
08/15/2029	0.000%	12,321,273	13,799,826
Pagaya AI Debt Selection Trust(a)
Series 2021-2 Class NOTE
01/25/2029	3.000%	22,325,298	21,702,781
Series 2021-5 Class A
08/15/2029	1.530%	7,093,158	6,904,535
Subordinated Series 2019-2 Class A2B
09/15/2026	3.929%	1,748,928	1,744,821
Subordinated Series 2021-1 Class C
11/15/2027	4.090%	13,994,231	13,344,678
Subordinated Series 2021-3 Class C
05/15/2029	3.270%	16,299,113	15,102,385
Subordinated Series 2021-5 Class C
08/15/2029	3.930%	23,000,000	20,870,430
Pagaya AI Debt Trust(a)
Subordinated Series 2022-1 Class C
10/15/2029	4.888%	7,850,000	7,320,817
Pagaya AI Debt Trust(a),(c),(d)
Subordinated Series 2022-1 Class CERT
10/15/2029	0.000%	14,498,590	20,587,998
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-4A Class D
3-month USD LIBOR + 7.050% Floor 7.050% 11/25/2028	8.574%	7,000,000	6,659,170

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
May 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Prosper Pass-Through Trust(a),(d)
Series 2019-ST2 Class A
11/15/2025	3.750%	1,582,822	1,598,650
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class D
3-month USD LIBOR + 5.850% 04/15/2030	6.894%	5,000,000	4,426,150
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	14,116,333	13,520,240
RR 1 LLC(a),(b)
Series 2017-1A Class D1B
3-month USD LIBOR + 6.350% Floor 6.350% 07/15/2035	7.394%	6,500,000	5,883,520
RR 16 Ltd.(a),(b)
Series 2021-16A Class D
3-month USD LIBOR + 6.250% Floor 6.250% 07/15/2036	7.294%	14,000,000	12,806,906
SoFi Consumer Loan Program LLC(a),(c),(d)
Series 2016-2 Class R
10/27/2025	0.000%	379,888	3,115,082
SoFi Consumer Loan Program LLC(a),(c),(d),(e)
Series 2016-4 Class R
11/25/2025	0.000%	900,000	6,569,866
Upstart Pass-Through Trust(a),(d)
Series 2020-ST4 Class A
11/20/2026	3.250%	3,636,705	3,596,360
Upstart Pass-Through Trust(a)
Series 2021-ST1 Class A
02/20/2027	2.750%	3,254,362	3,171,262
Series 2021-ST2 Class A
04/20/2027	2.500%	2,086,001	2,019,020
Series 2021-ST7 Class A
09/20/2029	1.850%	5,154,469	4,936,529
Upstart Securitization Trust(a)
Series 2021-1 Class C
03/20/2031	4.060%	2,500,000	2,400,736
Series 2021-2 Class C
06/20/2031	3.610%	7,650,000	7,308,225
Subordinated Series 2020-3 Class B
11/20/2030	3.014%	3,000,000	2,944,734
Subordinated Series 2021-3 Class C
07/20/2031	3.280%	22,551,000	21,435,485
Subordinated Series 2021-4 Class C
09/20/2031	3.190%	13,800,000	12,942,893
Subordinated Series 2021-5 Class C
11/20/2031	4.150%	8,800,000	8,324,373
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
US Auto Funding(a)
Subordinated Series 2021-1A Class D
03/15/2027	4.360%	2,375,000	2,206,550
Wellman Park CLO Ltd.(a),(b)
Series 2021-1A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/15/2034	7.294%	10,000,000	9,060,200
Total Asset-Backed Securities — Non-Agency (Cost $712,661,405)			636,900,998

Commercial Mortgage-Backed Securities - Agency 0.1%

Government National Mortgage Association(g),(h)
Series 2017-30 Class IO
08/16/2058	0.578%	32,534,063	1,015,983
Series 2019-102 Class IB
03/16/2060	0.828%	12,887,753	820,455
Series 2020-19 Class IO
12/16/2061	0.699%	19,842,105	1,195,449
Series 2020-3 Class IO
02/16/2062	0.627%	19,023,138	1,040,739
Total Commercial Mortgage-Backed Securities - Agency (Cost $12,640,463)			4,072,626

Commercial Mortgage-Backed Securities - Non-Agency 7.6%

BAMLL Commercial Mortgage Securities Trust(a),(g)
Subordinated Series 2013-WBRK Class E
03/10/2037	3.534%	4,500,000	3,885,223
BFLD Trust(a),(b)
Series 2019-DPLO Class F
1-month USD LIBOR + 2.540% Floor 2.540% 10/15/2034	3.415%	1,165,000	1,106,587
Series 2019-DPLO Class G
1-month USD LIBOR + 3.190% Floor 3.190% 10/15/2034	4.065%	6,853,000	6,607,299
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	3.275%	11,000,000	10,309,951
BX Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-MFM1 Class G
1-month USD LIBOR + 3.900% Floor 3.900% 01/15/2034	4.775%	650,000	606,570

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mortgage Opportunities Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BX Trust(a),(b)
Series 2018-GW Class G
1-month USD LIBOR + 2.920% Floor 2.920% 05/15/2035	3.795%	13,517,000	12,824,557
BX Trust(a)
Series 2019-OC11 Class E
12/09/2041	4.076%	4,550,000	3,779,291
BXP Trust(a),(g)
Subordinated Series 2021-601L Class E
01/15/2044	2.776%	21,000,000	13,960,174
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	3.875%	5,803,000	5,803,000
CLNY Trust(a),(b)
Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	3.596%	19,575,000	18,109,306
Series 2019-IKPR Class F
1-month USD LIBOR + 3.417% Floor 3.417% 11/15/2038	4.292%	12,900,000	11,740,931
Cold Storage Trust(a),(b)
Subordinated Series 2020-ICE5 Class F
1-month USD LIBOR + 3.492% Floor 3.333% 11/15/2037	4.367%	8,207,971	7,818,631
COMM Mortgage Trust(a),(g)
Series 2020-CBM Class F
02/10/2037	3.633%	17,650,000	15,472,315
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% Floor 3.741% 11/15/2036	4.616%	35,457,000	34,138,978
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	5,340,000	4,534,127
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	24,275,000	19,537,192
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	20,650,000	14,980,586
CSMC Trust(a),(g)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.283%	5,200,000	3,960,553
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Extended Stay America Trust(a),(b)
Series 2021-ESH Class F
1-month USD LIBOR + 3.700% Floor 3.700% 07/15/2038	4.254%	16,100,907	15,297,158
Hilton USA Trust(a),(g)
Series 2016-HHV Class F
11/05/2038	4.194%	12,500,000	10,946,665
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	27,400,000	26,444,220
Home Partners of America Trust(a)
Series 2019-2 Class F
10/19/2039	3.866%	2,796,219	2,506,007
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Subordinated Series 2021-HTL5 Class E
1-month USD LIBOR + 3.515% Floor 3.515% 11/15/2038	4.390%	9,350,000	8,824,920
Subordinated Series 2021-HTL5 Class F
1-month USD LIBOR + 4.265% Floor 4.265% 11/15/2038	5.140%	7,450,000	7,003,729
Morgan Stanley Capital I Trust(a),(g)
Series 2019-MEAD Class E
11/10/2036	3.177%	5,500,000	4,929,983
Progress Residential Trust(a)
Series 2020-SFR1 Class F
04/17/2037	3.431%	5,975,000	5,575,234
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2020-SDAL Class E
1-month USD LIBOR + 2.740% Floor 2.740%, Cap 4.500% 02/15/2037	3.627%	6,000,000	5,593,255
Series 2021-FCMT Class E
1-month USD LIBOR + 4.500% Floor 4.500% 05/15/2031	5.375%	21,600,000	20,604,821
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $316,594,930)			296,901,263

Residential Mortgage-Backed Securities - Agency(i) 45.0%

Federal Home Loan Mortgage Corp.
12/01/2051- 03/01/2052	2.500%	153,337,797	141,502,318
05/01/2052	3.000%	50,721,695	48,534,187

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Agency(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b),(h)
CMO Series 2013-101 Class HS
-1.0 x 1-month USD LIBOR + 6.500% Cap 6.500% 10/25/2043	5.494%	12,981,085	2,123,595
CMO Series 3922 Class SH
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/15/2041	5.025%	3,254,619	441,225
CMO Series 4097 Class ST
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/15/2042	5.175%	941,806	199,831
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	5.025%	1,150,588	194,761
CMO Series 4620 Class AS
-1.0 x 1-month USD LIBOR + 0.440% 11/15/2042	1.248%	1,602,179	77,848
CMO Series 4704 Class SK
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/15/2047	5.275%	10,949,817	1,700,867
CMO Series 4826 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/15/2048	5.325%	10,838,419	1,880,825
CMO Series 4926 Class ST
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 01/15/2040	5.205%	9,027,381	1,246,006
CMO Series 4987 Class KS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.074%	10,757,648	2,135,397
CMO Series 4993 Class MS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2050	5.044%	20,069,169	4,111,838
Residential Mortgage-Backed Securities - Agency(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	5.095%	2,302,017	375,307
Federal Home Loan Mortgage Corp.(h)
CMO Series 4215 Class IL
07/15/2041	3.500%	381,092	18,997
CMO Series 5040 Class IH
11/25/2050	3.500%	14,434,399	2,867,867
CMO Series 5083 Class NI
12/25/2040	4.500%	12,925,326	2,884,104
CMO STRIPS Series 304 Class C67
12/15/2042	4.500%	2,003,444	269,131
Federal Home Loan Mortgage Corp. REMICS(b),(h)
CMO Series 4606 Class SL
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 12/15/2044	5.125%	56,471,440	8,121,327
CMO Series 5119 Class QS
-1.0 x 30-day Average SOFR + 6.300% Cap 6.300% 06/25/2051	6.011%	42,482,577	10,495,384
Federal Home Loan Mortgage Corp. REMICS(h)
CMO Series 5059 Class BI
01/25/2051	2.500%	45,767,959	7,340,760
CMO Series 5105 Class GI
11/25/2045	2.500%	86,898,415	10,925,103
CMO Series 5105 Class ID
05/25/2051	3.000%	41,447,158	8,268,120
CMO Series 5105 Class JI
03/25/2045	3.000%	28,233,421	3,317,486
CMO Series 5125 Class IT
09/25/2048	2.500%	86,442,106	11,813,999
Federal National Mortgage Association
08/01/2051	3.000%	36,215,095	34,698,073
01/01/2052	2.500%	79,377,711	73,286,127
Federal National Mortgage Association(h)
CMO Series 2012-152 Class EI
07/25/2031	3.000%	2,779,402	78,846
CMO Series 2021-3 Class TI
02/25/2051	2.500%	54,524,243	9,705,986
CMO Series 2021-4 Class IO
02/25/2051	2.500%	45,043,998	7,733,163

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mortgage Opportunities Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Agency(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(b),(h)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	4.894%	2,475,240	414,516
CMO Series 2013-97 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2032	5.432%	429,934	20,865
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	5.144%	1,367,801	227,284
CMO Series 2015-27 Class AS
-1.0 x 1-month USD LIBOR + 5.650% Cap 5.650% 05/25/2045	4.644%	10,937,309	1,727,995
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	4.994%	1,507,786	214,064
CMO Series 2017-50 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/25/2047	5.094%	9,309,367	1,594,519
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	2.750%	23,207,495	2,107,285
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	5.144%	9,923,817	1,536,563
CMO Series 2020-38 Class SE
1-month USD LIBOR + 6.050% 06/25/2050	5.044%	7,951,560	1,235,498
CMO Series 2020-38 Class WS
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 06/25/2050	3.994%	24,683,570	3,268,598
Federal National Mortgage Association REMICS(h)
CMO Series 2021-22 Class LI
04/25/2051	3.000%	39,440,179	7,116,030
Residential Mortgage-Backed Securities - Agency(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2021-HQA2 Class B2
30-day Average SOFR + 5.450% 12/25/2033	6.035%	14,350,000	11,994,149
Government National Mortgage Association(h)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	6,010,019	639,742
CMO Series 2018-78 Class GI
04/20/2048	4.000%	9,978,677	1,249,478
CMO Series 2019-129 Class AI
10/20/2049	3.500%	30,182,130	4,938,373
CMO Series 2020-104 Class IY
07/20/2050	3.000%	16,055,168	2,674,510
CMO Series 2020-129 Class GI
09/20/2050	3.000%	19,712,680	3,199,741
CMO Series 2020-129 Class YI
09/20/2050	2.500%	24,493,122	3,452,974
CMO Series 2020-138 Class JI
09/20/2050	2.500%	36,715,331	5,432,786
CMO Series 2020-148 Class AI
10/20/2050	2.500%	109,337,706	13,841,290
CMO Series 2020-160 Class DI
10/20/2050	2.500%	20,724,362	2,679,801
CMO Series 2020-160 Class HI
10/20/2050	2.500%	17,105,506	2,387,901
CMO Series 2020-160 Class IA
10/20/2050	2.500%	43,452,005	6,462,508
CMO Series 2020-160 Class ID
10/20/2050	2.500%	16,614,823	2,158,016
CMO Series 2020-162 Class EI
10/20/2050	2.500%	16,558,604	2,143,048
CMO Series 2020-164 Class CI
11/20/2050	3.000%	21,483,132	3,252,806
CMO Series 2020-173 Class MI
11/20/2050	2.500%	41,477,204	5,478,073
CMO Series 2020-175 Class KI
11/20/2050	2.500%	78,192,590	11,703,937
CMO Series 2020-181 Class AI
12/20/2050	2.500%	33,082,058	4,804,550
CMO Series 2020-181 Class BI
12/20/2050	2.500%	52,726,233	6,747,123
CMO Series 2020-185 Class KI
12/20/2050	2.500%	41,965,743	5,490,844
CMO Series 2020-187 Class AI
12/20/2050	2.500%	51,058,249	6,538,647
CMO Series 2020-188 Class KI
12/20/2050	2.500%	58,248,963	8,578,552

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Agency(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-188 Class WI
12/20/2050	2.500%	34,689,452	4,525,069
CMO Series 2020-191 Class UC
12/20/2050	4.000%	24,918,989	4,005,229
CMO Series 2020-191 Class UD
12/20/2050	4.000%	34,211,445	5,699,370
CMO Series 2020-191 Class UM
12/20/2050	3.500%	31,415,785	6,177,075
CMO Series 2020-85 Class MI
06/20/2050	3.500%	14,093,056	3,316,875
CMO Series 2021-1 Class IT
01/20/2051	3.000%	35,379,910	5,295,576
CMO Series 2021-107 Class IW
06/20/2051	3.500%	45,492,188	8,032,624
CMO Series 2021-158 Class IO
09/20/2051	3.000%	32,946,238	4,975,024
CMO Series 2021-158 Class VI
09/20/2051	3.000%	37,741,919	6,168,064
CMO Series 2021-160 Class CI
09/20/2051	2.500%	76,147,608	11,332,790
CMO Series 2021-160 Class IA
09/20/2051	3.000%	27,930,833	4,479,533
CMO Series 2021-161 Class UI
09/20/2051	3.000%	50,320,142	8,009,784
CMO Series 2021-175 Class IJ
10/20/2051	3.000%	8,916,217	1,441,697
CMO Series 2021-188 Class IN
10/20/2051	2.500%	45,100,949	7,357,340
CMO Series 2021-24 Class MI
02/20/2051	3.000%	20,718,250	3,210,303
CMO Series 2021-24 Class PI
01/20/2051	2.500%	23,098,706	2,849,750
CMO Series 2021-29 Class GI
02/20/2051	3.000%	32,125,055	4,272,700
CMO Series 2021-29 Class HI
02/20/2051	3.500%	24,905,689	4,198,013
CMO Series 2021-44 Class CI
03/20/2051	3.000%	30,967,783	4,714,374
CMO Series 2021-44 Class MI
03/20/2051	3.000%	19,683,553	3,174,384
CMO Series 2021-49 Class WI
05/20/2048	2.500%	22,367,467	2,410,571
CMO Series 2021-58 Class IA
04/20/2051	3.500%	17,330,647	2,444,332
CMO Series 2021-7 Class IT
01/16/2051	3.000%	31,990,005	6,816,680
Residential Mortgage-Backed Securities - Agency(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-9 Class MI
01/20/2051	2.500%	44,028,189	6,025,562
CMO Series 2021-97 Class IN
08/20/2049	2.500%	74,394,716	8,959,028
Government National Mortgage Association(b),(h)
CMO Series 2014-6 Class SJ
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 01/20/2044	5.173%	11,350,636	2,074,246
CMO Series 2017-163 Class SD
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	5.273%	12,715,079	1,787,774
CMO Series 2018-124 Class SG
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	5.273%	11,269,546	1,549,619
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	5.223%	10,072,946	1,290,258
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	5.273%	7,686,023	1,005,168
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	5.273%	10,003,959	1,321,865
CMO Series 2018-63 Class SH
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	5.273%	9,542,262	1,225,623
CMO Series 2018-78 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	5.273%	8,678,394	1,197,117
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	5.273%	7,919,832	1,123,063

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mortgage Opportunities Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Agency(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-103 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/20/2049	5.123%	17,989,654	2,462,084
CMO Series 2019-120 Class SA
-1.0 x 1-month USD LIBOR + 3.400% Cap 3.400% 09/20/2049	2.473%	23,884,352	1,350,799
CMO Series 2019-43 Class NS
-1.0 x 1-month USD LIBOR + 3.270% Cap 3.270% 04/20/2049	2.343%	18,453,010	622,125
CMO Series 2020-104 Class SA
-1.0 x 1-month USD LIBOR + 6.200% 07/20/2050	5.273%	12,892,928	1,636,748
CMO Series 2020-133 Class DS
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2050	5.373%	78,978,526	12,752,576
CMO Series 2020-148 Class SA
-1.0 x 1-month USD LIBOR + 6.300% 10/20/2050	5.373%	23,894,816	3,901,519
CMO Series 2020-175 Class NS
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 11/20/2050	5.373%	28,854,937	4,963,693
CMO Series 2020-187 Class SE
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 12/20/2050	5.373%	22,495,173	3,817,921
CMO Series 2020-62 Class SK
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2050	5.223%	11,623,446	1,971,283
CMO Series 2021-122 Class SB
-1.0 x 30-day Average SOFR + 2.600% Cap 2.600% 07/20/2051	2.101%	117,181,476	5,882,194
CMO Series 2021-122 Class SG
1-month USD LIBOR + 6.300% Cap 6.300% 07/20/2051	5.373%	76,549,639	12,062,524
Residential Mortgage-Backed Securities - Agency(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-155 Class SM
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 07/20/2051	5.373%	37,593,739	6,057,058
CMO Series 2021-156 Class SA
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2051	5.373%	57,836,123	10,344,390
CMO Series 2021-160 Class S
-1.0 x 30-day Average SOFR + 2.650% Cap 2.650% 09/20/2051	2.151%	91,732,498	4,917,596
CMO Series 2021-193 Class ES
30-day Average SOFR + 1.700% 11/20/2051	1.201%	330,010,559	2,595,566
CMO Series 2021-96 Class US
-1.0 x 30-day Average SOFR + 3.250% Cap 3.250% 06/20/2051	2.751%	54,016,001	3,903,153
CMO Series 2021-97 Class CS
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 06/20/2051	5.373%	57,267,479	9,227,119
CMO Series 2022-83 Class AS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 06/20/2050	5.223%	31,409,367	5,128,704
Uniform Mortgage-Backed Security TBA(j)
06/13/2052	3.500%	258,000,000	252,900,467
06/13/2052	4.000%	737,000,000	737,287,887
Total Residential Mortgage-Backed Securities - Agency (Cost $1,778,637,300)			1,757,912,430

Residential Mortgage-Backed Securities - Non-Agency 49.7%

510 Asset Backed Trust(a),(g)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	3,812,324	3,645,429
Ajax Mortgage Loan Trust(a),(g)
CMO Series 2021-B Class A
06/25/2066	2.239%	11,551,384	10,848,125
CMO Series 2021-C Class A
01/25/2061	2.115%	7,395,872	7,249,726
AlphaFlow Transitional Mortgage Trust(a)
CMO Series 2021-WL1 Class A1
01/25/2026	3.280%	5,000,000	4,907,459

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Angel Oak Mortgage Trust(a),(g)
CMO Series 2021-5 Class A3
07/25/2066	1.311%	6,099,142	5,582,725
Angel Oak Mortgage Trust I LLC(a),(g)
CMO Series 2018-3 Class M2
09/25/2048	4.721%	11,091,000	10,977,898
Subordinated CMO Series 2019-2 Class B2
03/25/2049	6.286%	4,800,000	4,546,816
Bellemeade Re Ltd.(a),(b)
CMO Series 2017-1 Class M2
1-month USD LIBOR + 3.350% 10/25/2027	4.356%	1,074,133	1,075,027
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	2.756%	965,904	963,633
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	3.506%	1,500,000	1,476,842
CMO Series 2020-2A Class M1C
1-month USD LIBOR + 4.000% Floor 4.000% 08/26/2030	5.006%	1,954,053	1,966,052
CMO Series 2020-2A Class M2
1-month USD LIBOR + 6.000% Floor 6.000% 08/26/2030	7.006%	11,550,000	11,907,792
CMO Series 2020-3A Class M2
1-month USD LIBOR + 4.850% Floor 4.850% 10/25/2030	5.856%	6,750,000	6,860,598
CMO Series 2020-4A Class M2B
1-month USD LIBOR + 3.600% Floor 3.600% 06/25/2030	4.606%	11,590,951	11,657,924
CMO Series 2021-1A Class M2
30-day Average SOFR + 4.850% Floor 4.850% 03/25/2031	5.139%	18,000,000	18,160,344
CMO Series 2021-2A Class M1C
30-day Average SOFR + 1.850% Floor 1.850% 06/25/2031	2.139%	9,465,000	8,962,592
CMO Series 2021-2A Class M2
30-day Average SOFR + 2.900% Floor 2.900% 06/25/2031	3.189%	15,250,000	14,004,892
Subordinated CMO Series 2018-1A Class B1
1-month USD LIBOR + 4.250% 04/25/2028	4.918%	5,440,000	5,364,009
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2019-4A Class B1
1-month USD LIBOR + 3.850% Floor 3.850% 10/25/2029	4.856%	17,089,000	16,296,142
Subordinated CMO Series 2020-4A Class B1
1-month USD LIBOR + 5.000% Floor 5.000% 06/25/2030	6.006%	4,000,000	4,023,994
Subordinated CMO Series 2021-1A Class B1
30-day Average SOFR + 6.750% Floor 6.750% 03/25/2031	7.039%	3,750,000	3,753,559
Subordinated CMO Series 2021-2A Class B1
30-day Average SOFR + 4.150% Floor 4.150% 06/25/2031	4.439%	2,800,000	2,619,308
BRAVO Residential Funding Trust(a),(g)
CMO Series 2019-NQM2 Class B1
11/25/2059	3.954%	8,550,000	7,909,506
CMO Series 2020-NQM1 Class B1
05/25/2060	5.086%	2,200,000	2,158,646
CMO Series 2020-NQM1 Class B2
05/25/2060	5.583%	2,800,000	2,736,344
CMO Series 2021-B Class A1
04/01/2069	2.115%	8,756,328	8,478,597
Subordinated CMO Series 2021-NQM2 Class B1
03/25/2060	3.044%	2,950,000	2,716,092
Subordinated CMO Series 2021-NQM2 Class B2
03/25/2060	4.099%	4,100,000	3,849,443
BRAVO Residential Funding Trust(a),(b)
CMO Series 2021-HE2 Class B1
30-day Average SOFR + 2.400% 11/25/2069	2.689%	6,000,000	5,899,529
Subordinated CMO Series 2021-HE1 Class B1
30-day Average SOFR + 2.500% 01/25/2070	3.085%	6,708,000	6,668,882
Subordinated CMO Series 2021-HE1 Class B2
30-day Average SOFR + 3.000% 01/25/2070	3.585%	4,129,000	4,026,991
Subordinated CMO Series 2021-HE2 Class B2
30-day Average SOFR + 3.400% 11/25/2069	3.133%	6,570,000	6,442,407
BVRT Financing Trust(a),(b),(d)
CMO Series 2020-CRT1 Class M3
1-month USD LIBOR + 4.000% 07/10/2032	4.077%	4,018,200	4,038,291
CMO Series 2021-2F Class M2
30-day Average SOFR + 2.500% Floor 2.500% 01/10/2032	2.717%	16,836,862	16,914,194

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mortgage Opportunities Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	3.126%	40,000,000	40,000,000
CMO Series 2021-CRT2 Class M3
1-month USD LIBOR + 2.750% 11/10/2032	3.592%	9,983,516	9,946,078
CMO Series 2021-CRT3 Class B1
30-day Average SOFR + 4.300% Floor 4.300% 01/10/2031	4.338%	15,200,000	15,200,000
CMO Series 2021-CRT3 Class M3
30-day Average SOFR + 3.150% Floor 3.150% 01/10/2031	3.188%	4,834,703	4,834,703
CMO Series 2021-CRT3 Class M4
30-day Average SOFR + 3.800% Floor 3.800% 01/10/2031	3.838%	3,400,000	3,400,000
BVRT Financing Trust(a),(b)
CMO Series 2021-1F Class M3
30-day Average SOFR + 2.800% Floor 2.800% 03/15/2038	2.838%	3,585,180	3,585,684
BVRT Financing Trust(a),(b),(d),(e)
CMO Series 2021-CRT1 Class M2
1-month USD LIBOR + 2.250% Floor 2.250% 01/10/2033	2.345%	4,631,867	4,517,664
CMO Series 2021-CRT1 Class M4
1-month USD LIBOR + 3.500% Floor 3.500% 07/10/2032	3.589%	16,250,000	15,905,906
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	3.756%	10,131,000	10,031,081
CMO Series 2018-GT1 Class B
1-month USD LIBOR + 3.500% 05/25/2023	4.506%	4,350,000	4,284,098
CIM Trust(a),(g)
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	17,119,091	16,533,934
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	29,390,968	28,202,565
CMO Series 2021-NR4 Class A1
10/25/2061	2.816%	7,879,958	7,447,776
COLT Mortgage Loan Trust(a),(g)
CMO Series 2020-2 Class M1
03/25/2065	5.250%	1,463,000	1,445,457
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-3 Class A3
09/27/2066	1.419%	8,409,483	7,565,527
Subordinated CMO Series 2020-2 Class B1
03/25/2065	5.250%	3,716,000	3,678,069
Subordinated CMO Series 2021-4 Class B1
10/25/2066	3.764%	5,969,000	4,554,656
Subordinated Series 2021-3 Class B1
09/27/2066	3.059%	2,502,000	2,022,787
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	3.156%	13,212,118	13,016,313
Subordinated CMO Series 2018-R07 Class 1B1
1-month USD LIBOR + 4.350% 04/25/2031	5.356%	6,550,000	6,588,428
Subordinated CMO Series 2019-R01 Class 2B1
1-month USD LIBOR + 4.350% Floor 4.350% 07/25/2031	5.356%	15,320,775	15,291,082
Subordinated CMO Series 2021-R03 Class 1B2
30-day Average SOFR + 5.500% Floor 5.500% 12/25/2041	6.085%	16,909,000	14,100,322
Subordinated CMO Series 2022-R01 Class 1B2
30-day Average SOFR + 6.000% 12/25/2041	6.585%	49,550,000	42,377,558
Subordinated CMO Series 2022-R02 Class 2B2
30-day Average SOFR + 7.650% 01/25/2042	8.235%	37,400,000	34,178,458
Subordinated CMO Series 2022-R03 Class 1B1
30-day Average SOFR + 6.250% 03/25/2042	6.835%	2,550,000	2,514,734
Subordinated CMO Series 2022-R04 Class 1B1
30-day Average SOFR + 5.250% 03/25/2042	5.835%	13,850,000	13,216,068
Subordinated CMO Series 2022-R04 Class 1B2
30-day Average SOFR + 9.500% 03/25/2042	10.085%	13,800,000	13,514,620
Credit Suisse Mortgage Trust(a),(g)
CMO Series 2022-JR1 Class A1
10/25/2066	4.267%	34,070,746	33,883,231
CSMC Trust(a),(g)
CMO Series 2021-JR2 Class A1
11/25/2061	2.215%	7,828,148	7,540,258
Deephaven Residential Mortgage Trust(a),(g)
CMO Series 2020-2 Class B2
05/25/2065	5.838%	4,673,000	4,687,843

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M2
1-month USD LIBOR + 3.300% 04/25/2029	4.306%	21,000,000	20,839,587
CMO Series 2021-1 Class M2
30-day Average SOFR + 4.450% Floor 4.450% 10/25/2033	4.739%	17,000,000	16,760,526
Subordinated CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.800% 01/25/2030	2.806%	11,000,000	10,821,747
Fannie Mae Connecticut Avenue Securities(a),(b)
Subordinated CMO Series 2021-R02 Class 2B2
30-day Average SOFR + 6.200% 11/25/2041	6.785%	15,900,000	13,311,784
FMC GMSR Issuer Trust(a),(g)
CMO Series 2020-GT1 Class A
01/25/2026	4.450%	9,050,000	8,556,193
Freddie Mac STACR(a),(b)
Subordinated CMO Series 2019-HQA3 Class B1
1-month USD LIBOR + 3.000% 09/25/2049	4.006%	19,309,209	18,083,924
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-HQA3 Class M2
1-month USD LIBOR + 3.600% 07/25/2050	4.606%	1,062,032	1,063,912
CMO Series 2022-HQA1 Class M2
30-day Average SOFR + 5.250% 03/25/2042	5.835%	11,650,000	11,256,847
Subordinated CMO Series 2020-DNA4 Class B1
1-month USD LIBOR + 6.000% 08/25/2050	7.006%	11,300,000	11,880,866
Subordinated CMO Series 2020-DNA5 Class B1
30-day Average SOFR + 4.800% 10/25/2050	5.419%	11,200,000	11,472,117
Subordinated CMO Series 2020-DNA6 Class B2
30-day Average SOFR + 5.650% 12/25/2050	6.235%	15,500,000	14,206,649
Subordinated CMO Series 2020-HQA1 Class B1
1-month USD LIBOR + 2.350% 01/25/2050	3.356%	28,457,336	26,855,185
Subordinated CMO Series 2020-HQA3 Class B1
1-month USD LIBOR + 5.750% 07/25/2050	6.756%	8,000,000	8,347,121
Subordinated CMO Series 2020-HQA4 Class B1
1-month USD LIBOR + 5.250% 09/25/2050	6.256%	16,600,000	16,954,958
Subordinated CMO Series 2021-DNA1 Class B2
30-day Average SOFR + 4.750% 01/25/2051	5.335%	18,450,000	14,605,764
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2021-DNA5 Class B2
30-day Average SOFR + 5.500% 01/25/2034	6.085%	46,650,000	37,925,503
Subordinated CMO Series 2021-DNA6 Class B2
30-day Average SOFR + 7.500% 10/25/2041	7.789%	12,600,000	11,472,318
Subordinated CMO Series 2021-HQA4 Class B2
30-day Average SOFR + 7.000% 12/25/2041	7.585%	14,000,000	12,130,315
Subordinated CMO Series 2022-DNA1 Class B2
30-day Average SOFR + 7.100% 01/25/2042	7.685%	23,350,000	19,923,532
Subordinated CMO Series 2022-HQA1 Class B2
30-day Average SOFR + 11.000% 03/25/2042	11.585%	31,500,000	31,211,293
Freddie Mac STACR Trust(a),(b)
Subordinated CMO Series 2019-FTR2 Class M2
1-month USD LIBOR + 2.150% 11/25/2048	3.156%	16,207,503	15,474,225
Subordinated CMO Series 2019-HQA2 Class B1
1-month USD LIBOR + 4.100% 04/25/2049	5.106%	20,000,000	19,610,562
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN1 Class M3
1-month USD LIBOR + 4.500% 02/25/2024	5.506%	4,559,687	4,579,850
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	3.185%	9,450,389	9,444,059
Subordinated CMO Series 2020-DNA3 Class B1
1-month USD LIBOR + 5.100% 06/25/2050	6.106%	9,562,496	9,811,581
Subordinated CMO Series 2020-HQA5 Class B1
30-day Average SOFR + 4.000% 11/25/2050	4.585%	6,750,000	6,484,680
Subordinated CMO Series 2020-HQA5 Class B2
30-day Average SOFR + 7.400% 11/25/2050	7.985%	14,200,000	14,462,912
Subordinated CMO Series 2021-DNA7 Class B2
30-day Average SOFR + 7.800% 11/25/2041	8.089%	46,278,740	42,258,964
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(g)
Subordinated CMO Series 2022-DNA2 Class B2
02/25/2042	9.085%	39,000,000	36,132,989
GCAT Trust(a),(g)
CMO Series 2019-NQM3 Class M1
11/25/2059	3.450%	5,650,000	5,423,308

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mortgage Opportunities Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2021-1 Class M2
1-month USD LIBOR + 3.900% Floor 3.900% 08/25/2033	4.906%	3,750,000	3,716,646
CMO Series 2021-3 Class M1B
30-day Average SOFR + 2.900% Floor 2.900% 02/25/2034	3.189%	29,500,000	28,509,048
Subordinated CMO Series 2021-3 Class B1
30-day Average SOFR + 4.950% Floor 4.950% 02/25/2034	5.239%	7,500,000	6,883,520
Glebe Funding Trust (The)(a),(d)
CMO Series 2021-1 Class PT
10/27/2023	3.000%	32,964,570	32,305,279
Home Re Ltd.(a),(b)
CMO Series 2018-1 Class M2
1-month USD LIBOR + 3.000% 10/25/2028	4.006%	9,924,593	9,824,729
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 4.150% Floor 4.150% 10/25/2030	5.156%	4,000,000	4,023,101
CMO Series 2020-1 Class M2
1-month USD LIBOR + 5.250% Floor 5.250% 10/25/2030	6.256%	8,800,000	8,843,239
Homeward Opportunities Fund I Trust(a),(g)
Subordinated CMO Series 2020-2 Class B1
05/25/2065	5.450%	3,750,000	3,767,307
Homeward Opportunities Fund Trust(a),(g)
CMO Series 2020-BPL1 Class A2
08/25/2025	5.438%	12,967,852	12,850,236
Imperial Fund Mortgage Trust(a),(g)
Subordinated CMO Series 2021-NQM3 Class B1
11/25/2056	4.184%	7,384,000	5,696,393
Loan Revolving Advance Investment Trust(a),(b),(d),(e)
CMO Series 2021-2 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 06/30/2023	3.625%	40,000,000	39,953,880
MFA Trust(a),(g)
CMO Series 2020-NQM3 Class M1
01/26/2065	2.654%	3,500,000	3,289,945
Subordinated CMO Series 2020-NQM3 Class B1
01/26/2065	3.661%	6,250,000	5,844,881
Mortgage Acquisition Trust I LLC(a),(d)
CMO Series 2021-1 Class PT
11/29/2023	3.500%	21,744,421	21,662,879
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mortgage Insurance-Linked Notes(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.750% Floor 1.750% 02/25/2030	2.418%	3,050,000	2,947,551
Subordinated CMO Series 2019-1 Class B1
1-month USD LIBOR + 4.150% Floor 4.150% 11/26/2029	4.818%	6,000,000	5,994,646
New Residential Mortgage Loan Trust(a),(g),(h)
CMO Series 2014-1A Class AIO
01/25/2054	2.307%	5,050,357	232,568
New York Mortgage Trust(a),(g)
CMO Series 2021-BPL1 Class A1
05/25/2026	2.239%	12,080,000	11,767,316
CMO Series 2021-BPL1 Class A2
05/25/2026	2.981%	5,000,000	4,860,042
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	4,345,311	4,165,452
Oaktown Re II Ltd.(a),(b)
Subordinated CMO Series 2018-1A Class B1
1-month USD LIBOR + 4.050% 07/25/2028	5.056%	7,323,000	7,341,689
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M2
1-month USD LIBOR + 2.550% Floor 2.550% 07/25/2029	3.556%	15,000,000	14,658,465
Oaktown Re V Ltd.(a),(b)
CMO Series 2020-2A Class M2
1-month USD LIBOR + 5.250% Floor 5.250% 10/25/2030	6.256%	9,500,000	9,764,504
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class B1
30-day Average SOFR + 5.500% Floor 5.500% 10/25/2033	6.085%	2,373,000	2,315,578
CMO Series 2021-1A Class M2
30-day Average SOFR + 3.950% Floor 3.950% 10/25/2033	4.535%	6,500,000	6,167,961
OSAT Trust(a),(g)
CMO Series 2021-RPL1 Class A2
05/25/2065	3.967%	5,000,000	4,821,033
PMT Credit Risk Transfer Trust(a),(b)
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	3.773%	8,231,449	7,780,151

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2022	19

Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-FT1 Class A
1-month USD LIBOR + 2.350% 04/25/2023	3.356%	9,500,000	9,401,317
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	3.856%	19,379,000	19,261,263
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	3.656%	47,570,000	46,963,806
Point Securitization Trust(a),(g)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	15,740,897	15,700,518
Preston Ridge Partners Mortgage(a),(g)
CMO Series 2021-2 Class A2
03/25/2026	3.770%	18,598,000	17,802,644
CMO Series 2021-3 Class A2
04/25/2026	3.720%	7,000,000	6,658,376
CMO Series 2021-4 Class A2
04/25/2026	3.474%	5,350,000	4,974,265
Preston Ridge Partners Mortgage LLC(a),(g)
CMO Series 2020-4 Class A1
10/25/2025	2.610%	7,619,982	7,473,526
CMO Series 2020-6 Class A2
11/25/2025	4.703%	2,300,000	2,206,201
Preston Ridge Partners Mortgage Trust(a),(g)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	8,092,368	7,772,625
CMO Series 2021-1 Class A2
01/25/2026	3.720%	28,254,000	26,759,420
CMO Series 2021-2 Class A1
03/25/2026	2.115%	7,386,200	7,114,406
CMO Series 2021-5 Class A2
06/25/2026	3.721%	16,300,000	15,440,204
CMO Series 2021-8 Class A1
09/25/2026	1.743%	17,605,248	16,758,600
Pretium Mortgage Credit Partners(a),(g)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	22,478,079	21,444,490
Pretium Mortgage Credit Partners I LLC(a),(g)
CMO Series 2021-NPL1 Class A1
09/27/2060	2.240%	7,611,661	7,259,124
Pretium Mortgage Credit Partners LLC(a),(g)
CMO Series 2021-NPL6 Class A2
07/25/2051	5.071%	5,600,000	5,247,219
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	7,118,635	6,702,697
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Radnor Re Ltd.(a),(b)
CMO Series 2018-1 Class M2
1-month USD LIBOR + 2.700% 03/25/2028	3.706%	5,670,000	5,629,363
CMO Series 2020-2 Class M2
1-month USD LIBOR + 5.600% Floor 5.600% 10/25/2030	6.268%	1,889,268	1,887,725
Subordinated CMO Series 2019-2 Class B1
1-month USD LIBOR + 2.700% Floor 2.700% 06/25/2029	3.706%	3,000,000	2,975,906
Subordinated CMO Series 2021-1 Class B1
30-day Average SOFR + 4.000% Floor 4.000% 12/27/2033	4.585%	4,750,000	4,360,444
Radnor RE Ltd.(a),(b)
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 12/27/2033	3.285%	20,500,000	19,195,478
RCO VII Mortgage LLC(a),(g)
CMO Series 2021-1 Class A2
05/25/2026	3.967%	2,000,000	1,860,024
Residential Mortgage Loan Trust(a),(g)
CMO Series 2019-3 Class M1
09/25/2059	3.257%	6,378,000	6,139,449
Subordinated CMO Series 2020-1 Class B1
01/26/2060	3.946%	3,938,000	3,573,560
Saluda Grade Alternative Mortgage Trust(a)
CMO Series 2020-FIG1 Class A3
09/25/2050	5.086%	4,982,444	4,972,904
STACR Trust(a),(b)
Subordinated CMO Series 2018-HRP1 Class B1
1-month USD LIBOR + 3.750% 04/25/2043	4.756%	14,000,000	13,801,745
Stanwich Mortgage Loan Co. LLC(a),(g)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	30,284,203	29,317,065
Starwood Mortgage Residential Trust(a),(g)
CMO Series 2020-3 Class B1
04/25/2065	4.750%	4,750,000	4,627,266
CMO Series 2021-3 Class A1
06/25/2056	1.127%	5,719,452	5,326,934
Starwood Mortgage Residential Trust(a)
Subordinated CMO Series 2020-INV1 Class B1
11/25/2055	3.257%	3,200,000	3,044,341
Subordinated CMO Series 2020-INV1 Class B2
11/25/2055	4.261%	1,400,000	1,331,174

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mortgage Opportunities Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Stonnington Mortgage Trust(a),(d),(e),(g)
CMO Series 2020-1 Class A
07/28/2024	3.500%	4,619,129	4,619,129
Toorak Mortgage Corp., Ltd.(a),(d),(e),(g)
CMO Series 2020-1 Class M1
03/25/2023	5.000%	19,600,000	19,306,000
Toorak Mortgage Corp., Ltd.(a),(g)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	21,000,000	20,185,964
Triangle Re Ltd.(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 4.500% Floor 4.500% 10/25/2030	5.168%	10,868,463	10,912,737
CMO Series 2020-1 Class M2
1-month USD LIBOR + 5.600% Floor 5.600% 10/25/2030	6.268%	8,000,000	8,091,938
CMO Series 2021-2 Class M1C
1-month USD LIBOR + 4.500% Floor 4.500% 10/25/2033	5.506%	5,000,000	5,095,325
CMO Series 2021-2 Class M2
1-month USD LIBOR + 5.500% Floor 5.500% 10/25/2033	6.506%	10,000,000	9,905,977
Subordinated CMO Series 2021-1 Class B1
1-month USD LIBOR + 4.500% Floor 4.500% 08/25/2033	5.506%	22,926,000	22,927,401
Subordinated CMO Series 2021-2 Class B1
1-month USD LIBOR + 7.500% Floor 7.500% 10/25/2033	8.506%	7,100,000	6,811,206
VCAT Asset Securitization LLC(a),(g)
CMO Series 2021-NPL3 Class A2
05/25/2051	3.967%	3,980,000	3,703,879
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	14,710,605	13,909,324
VCAT LLC(a),(g)
CMO Series 2021-NPL2 Class A2
03/27/2051	4.212%	5,500,000	5,232,461
Vericrest Opportunity Loan Transferee(a),(g)
CMO Series 2021-NPL4 Class A1
03/27/2051	2.240%	10,987,586	10,721,485
Vericrest Opportunity Loan Transferee XCIV LLC(a),(g)
CMO Series 2021-NPL3 Class A1
02/27/2051	2.240%	12,573,388	12,121,910
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vericrest Opportunity Loan Transferee XCVI LLC(a),(g)
CMO Series 2021-NPL5 Class A1
03/27/2051	2.116%	21,652,314	20,899,113
Vericrest Opportunity Loan Transferee XCVII LLC(a),(g)
CMO Series 2021-NPL6 Class A1
04/25/2051	2.240%	18,095,774	17,266,531
Verus Securitization Trust(a)
CMO Series 2020-INV1 Class B1
03/25/2060	5.750%	1,050,000	1,021,959
Subordinated CMO Series 2020-INV1 Class B2
03/25/2060	6.000%	3,150,000	3,038,926
Verus Securitization Trust(a),(g)
CMO Series 2020-NPL1 Class A2
08/25/2050	5.682%	8,000,000	7,996,832
Subordinated CMO Series 2019-4 Class B1
11/25/2059	3.860%	4,150,000	4,087,807
Subordinated CMO Series 2020-1 Class B1
01/25/2060	3.624%	6,000,000	5,639,306
Subordinated CMO Series 2020-4 Class B1
05/25/2065	5.046%	2,450,000	2,392,923
Subordinated CMO Series 2020-4 Class B2
05/25/2065	5.600%	2,000,000	1,923,432
Subordinated Series 2021-5 Class B1
09/25/2066	3.037%	3,800,000	3,031,285
Subordinated Series 2021-5 Class B2
09/25/2066	3.941%	3,500,000	2,619,958
Visio Trust(a),(g)
CMO Series 2019-2 Class B1
11/25/2054	3.910%	1,200,000	1,142,723
CMO Series 2019-2 Class M1
11/25/2054	3.260%	1,400,000	1,345,788
Vista Point Securitization Trust(a),(g)
Subordinated CMO Series 2020-1 Class B1
03/25/2065	5.375%	2,000,000	1,988,180
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $2,025,941,413)			1,945,029,596

Options Purchased Calls 0.6%
Value ($)
(Cost $33,596,355)	22,827,745

Options Purchased Puts 0.2%

(Cost $3,850,000)	8,132,390

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2022	21

Portfolio of Investments  (continued)
May 31, 2022
Money Market Funds 5.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.852%(k),(l)	218,633,746	218,546,293
Total Money Market Funds (Cost $218,545,952)		218,546,293
Total Investments in Securities (Cost: $5,102,467,818)		4,890,323,341
Other Assets & Liabilities, Net		(981,227,850)
Net Assets		3,909,095,491
At May 31, 2022, securities and/or cash totaling $155,097,754 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	12,176	09/2022	USD	1,454,461,250	3,015,119	—
U.S. Ultra Treasury Bond	1,294	09/2022	USD	201,540,500	—	(3,663,984)
Total					3,015,119	(3,663,984)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	(675)	09/2022	USD	(76,243,359)	296,830	—
U.S. Treasury 5-Year Note	(11,917)	09/2022	USD	(1,346,062,391)	—	(1,436,953)
Total					296,830	(1,436,953)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	250,000,000	250,000,000	1.00	07/08/2022	2,550,000	25
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	107,600,000	107,600,000	2.25	04/27/2023	2,582,400	1,654,060
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	212,740,000	212,740,000	2.50	05/12/2023	6,360,926	5,036,215
10-Year OTC interest rate swap with JPMorgan to receive exercise rate and pay SOFR	JPMorgan	USD	300,000,000	300,000,000	2.25	05/26/2023	6,000,000	4,952,310
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	400,000,000	400,000,000	2.25	04/27/2023	9,540,000	6,148,920
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	212,740,000	212,740,000	2.50	05/12/2023	6,563,029	5,036,215
Total							33,596,355	22,827,745

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive SOFR and pay exercise rate	Morgan Stanley	USD	175,000,000	175,000,000	2.25	09/30/2022	3,850,000	8,132,390

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Mortgage Opportunities Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	(210,000,000)	(210,000,000)	2.55	07/13/2022	(3,360,000)	(4,013,814)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	(320,000,000)	(320,000,000)	2.65	07/14/2022	(5,440,000)	(4,558,912)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(181,300,000)	(181,300,000)	1.75	07/05/2022	(1,405,075)	(9,619,524)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(315,700,000)	(315,700,000)	1.85	07/07/2022	(2,841,300)	(15,334,370)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(400,000,000)	(400,000,000)	2.00	08/03/2022	(3,600,000)	(16,985,440)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(468,000,000)	(468,000,000)	2.10	08/10/2022	(5,616,000)	(17,908,114)
Total							(22,262,375)	(68,420,174)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	10,000,000	1,206,250	(5,833)	334,162	—	866,255	—

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	6.799	USD	10,000,000	(1,362,500)	5,833	—	(2,192,157)	835,490	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	6.799	USD	10,000,000	(1,362,500)	5,833	—	(1,864,340)	507,673	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	6.799	USD	10,000,000	(1,362,500)	5,833	—	(1,210,147)	—	(146,520)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	6.799	USD	40,000,000	(5,450,001)	23,334	—	(4,864,062)	—	(562,605)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	6.799	USD	25,000,000	(3,406,250)	14,583	—	(2,216,731)	—	(1,174,936)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	6.799	USD	25,000,000	(3,406,250)	14,583	—	(2,172,129)	—	(1,219,538)
Markit CMBX North America Index, Series 13 BBB-	Citi	12/16/2072	3.000	Monthly	5.703	USD	20,000,000	(2,975,000)	11,667	—	(1,034,966)	—	(1,928,367)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2022	23

Portfolio of Investments  (continued)
May 31, 2022
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 13 BBB-	Citi	12/16/2072	3.000	Monthly	5.703	USD	25,000,000	(3,718,750)	14,583	—	(1,252,476)	—	(2,451,691)
Markit CMBX North America Index, Series 10 BBB-	Goldman Sachs International	11/17/2059	3.000	Monthly	6.799	USD	20,250,000	(2,759,063)	11,813	—	(2,318,260)	—	(428,990)
Markit CMBX North America Index, Series 10 BBB-	Goldman Sachs International	11/17/2059	3.000	Monthly	6.799	USD	25,000,000	(3,406,250)	14,583	—	(2,604,420)	—	(787,247)
Markit CMBX North America Index, Series 13 BBB-	Goldman Sachs International	12/16/2072	3.000	Monthly	5.703	USD	10,100,000	(1,502,375)	5,892	—	(543,186)	—	(953,297)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	6.799	USD	10,000,000	(1,362,500)	5,833	—	(1,719,092)	362,425	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	5.807	USD	5,000,000	(603,125)	2,917	—	(741,743)	141,535	—
Markit CMBX North America Index, Series 13 BBB-	JPMorgan	12/16/2072	3.000	Monthly	5.703	USD	5,600,000	(833,000)	3,267	—	(348,757)	—	(480,976)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	26,500,000	(3,610,626)	15,459	—	(4,982,364)	1,387,197	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	14,000,000	(1,907,501)	8,167	—	(3,161,436)	1,262,102	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	20,000,000	(2,725,000)	11,667	—	(3,972,772)	1,259,439	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	12,000,000	(1,635,000)	7,000	—	(2,626,220)	998,220	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	8,800,000	(1,199,000)	5,133	—	(2,048,181)	854,314	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	10,000,000	(1,362,500)	5,833	—	(1,927,654)	570,987	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	13,000,000	(1,771,249)	7,583	—	(2,056,688)	293,022	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	5,000,000	(681,250)	2,917	—	(818,589)	140,256	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	45,000,000	(6,131,250)	26,250	—	(5,174,855)	—	(930,145)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	25,000,000	(3,406,250)	14,583	—	(2,207,325)	—	(1,184,342)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	25,000,000	(3,406,250)	14,583	—	(2,176,651)	—	(1,215,016)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Mortgage Opportunities Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	5.807	USD	20,000,000	(2,412,501)	11,667	—	(3,824,062)	1,423,228	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	5.807	USD	25,000,000	(3,015,624)	14,583	—	(1,280,974)	—	(1,720,067)
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	5.813	USD	22,000,000	(2,983,749)	12,833	—	(3,178,088)	207,172	—
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	5.813	USD	25,000,000	(3,390,624)	14,583	—	(1,429,906)	—	(1,946,135)
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	5.813	USD	25,000,000	(3,390,625)	14,583	—	(1,375,737)	—	(2,000,305)
Markit CMBX North America Index, Series 13 BBB-	Morgan Stanley	12/16/2072	3.000	Monthly	5.703	USD	8,000,000	(1,190,000)	4,667	—	(514,890)	—	(670,443)
Markit CMBX North America Index, Series 13 BBB-	Morgan Stanley	12/16/2072	3.000	Monthly	5.703	USD	18,000,000	(2,677,500)	10,500	—	(1,637,329)	—	(1,029,671)
Markit CMBX North America Index, Series 13 BBB-	Morgan Stanley	12/16/2072	3.000	Monthly	5.703	USD	23,000,000	(3,421,250)	13,417	—	(1,333,821)	—	(2,074,012)
Markit CMBX North America Index, Series 13 BBB-	Morgan Stanley	12/16/2072	3.000	Monthly	5.703	USD	23,500,000	(3,495,624)	13,708	—	(1,199,928)	—	(2,281,988)
Markit CMBX North America Index, Series 13 BBB-	Morgan Stanley	12/16/2072	3.000	Monthly	5.703	USD	23,500,000	(3,495,624)	13,708	—	(1,176,565)	—	(2,305,351)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	18.548	USD	2,550,000	(462,985)	1,488	—	(212,670)	—	(248,827)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	18.548	USD	5,000,000	(907,814)	2,917	—	(273,761)	—	(631,136)
Total								(92,189,860)	388,383	—	(73,672,932)	10,243,060	(28,371,605)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2022, the total value of these securities amounted to $2,886,246,156, which represents 73.83% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of May 31, 2022.
(c)	Security represents a pool of loans that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions (i.e. principal and interest, net of fees and expenses) that are tied to the payments made by the borrower on the underlying loans. Due to the structure of the security the cash payments received are not known until the time of payment. The interest rate shown is the stated coupon rate as of May 31, 2022 and is not reflective of the cash flow payments.
(d)	Valuation based on significant unobservable inputs.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2022	25

Portfolio of Investments  (continued)
May 31, 2022
Notes to Portfolio of Investments  (continued)
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2022, the total value of these securities amounted to $101,021,145, which represents 2.58% of total net assets.
(f)	Zero coupon bond.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of May 31, 2022.
(h)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(i)	Includes comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at May 31, 2022:

Security description	Principal amount ($)	Settlement date	Proceeds receivable ($)	Value ($)
Uniform Mortgage-Backed Security TBA
06/13/2052 2.500%	(410,000,000)	06/13/2022	(369,816,797)	(377,264,062)

(j)	Represents a security purchased on a when-issued basis.
(k)	The rate shown is the seven-day current annualized yield at May 31, 2022.
(l)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.852%
	222,330,251	2,744,848,046	(2,748,622,975)	(9,029)	218,546,293	(47,294)	441,500	218,633,746
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Mortgage Opportunities Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	482,698,469	154,202,529	636,900,998
Commercial Mortgage-Backed Securities - Agency	—	4,072,626	—	4,072,626
Commercial Mortgage-Backed Securities - Non-Agency	—	296,901,263	—	296,901,263
Residential Mortgage-Backed Securities - Agency	—	1,757,912,430	—	1,757,912,430
Residential Mortgage-Backed Securities - Non-Agency	—	1,712,425,593	232,604,003	1,945,029,596
Options Purchased Calls	—	22,827,745	—	22,827,745
Options Purchased Puts	—	8,132,390	—	8,132,390
Money Market Funds	218,546,293	—	—	218,546,293
Total Investments in Securities	218,546,293	4,284,970,516	386,806,532	4,890,323,341
Forward Sale Commitments	—	(377,264,062)	—	(377,264,062)
Investments in Derivatives
Asset
Futures Contracts	3,311,949	—	—	3,311,949
Swap Contracts	—	11,109,315	—	11,109,315
Liability
Futures Contracts	(5,100,937)	—	—	(5,100,937)
Options Contracts Written	—	(68,420,174)	—	(68,420,174)
Swap Contracts	—	(28,371,605)	—	(28,371,605)
Total	216,757,305	3,822,023,990	386,806,532	4,425,587,827
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2021 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2022 ($)
Asset-Backed Securities — Non-Agency	168,084,049	(44,594,656)	—	(18,259,338)	69,732,122	(20,759,648)	—	—	154,202,529
Residential Mortgage-Backed Securities — Non-Agency	184,940,567	71,907	1,895,169	(1,690,229)	106,294,994	(137,280,824)	78,372,419	—	232,604,003
Total	353,024,616	(44,522,749)	1,895,169	(19,949,567)	176,027,116	(158,040,472)	78,372,419	—	386,806,532
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2022	27

Portfolio of Investments  (continued)
May 31, 2022
Fair value measurements  (continued)
(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2022 was $(18,991,393), which is comprised of Asset Backed Securities - Non-Agency of $(18,259,338) and Residential Mortgage-Backed Securities -Non-Agency of $(732,055).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Mortgage Opportunities Fund | Annual Report 2022

Statement of Assets and Liabilities
May 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,846,475,511)	$4,640,816,913
Affiliated issuers (cost $218,545,952)	218,546,293
Options purchased (cost $37,446,355)	30,960,135
Cash collateral held at broker for:
Swap contracts	32,974,000
Options contracts written	50,086,470
TBA	1,907,000
Other(a)	48,913,000
Margin deposits on:
Futures contracts	21,217,284
Unrealized appreciation on swap contracts	11,109,315
Upfront payments on swap contracts	334,162
Receivable for:
Investments sold	5,324,729
Investments sold on a delayed delivery basis	415,299,740
Capital shares sold	4,712,501
Dividends	134,190
Interest	15,916,634
Variation margin for futures contracts	4,623,631
Prepaid expenses	15,644
Total assets	5,502,891,641
Liabilities
Option contracts written, at value (premiums received $22,262,375)	68,420,174
Forward sale commitments, at value (proceeds receivable $369,816,797)	377,264,062
Due to custodian	6,357,444
Unrealized depreciation on swap contracts	28,371,605
Upfront receipts on swap contracts	73,672,932
Payable for:
Investments purchased on a delayed delivery basis	1,021,710,529
Capital shares purchased	5,555,011
Variation margin for futures contracts	11,322,937
Interest on forward sale commitments	383,333
Management services fees	269,431
Distribution and/or service fees	19,741
Transfer agent fees	277,160
Compensation of board members	76,258
Other expenses	95,533
Total liabilities	1,593,796,150
Net assets applicable to outstanding capital stock	$3,909,095,491
Represented by
Paid in capital	4,318,793,357
Total distributable earnings (loss)	(409,697,866)
Total - representing net assets applicable to outstanding capital stock	$3,909,095,491
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2022	29

Statement of Assets and Liabilities  (continued)
May 31, 2022
Class A
Net assets	$409,868,442
Shares outstanding	42,746,338
Net asset value per share	$9.59
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.89
Advisor Class
Net assets	$325,742,278
Shares outstanding	34,014,845
Net asset value per share	$9.58
Class C
Net assets	$76,327,258
Shares outstanding	7,964,024
Net asset value per share	$9.58
Institutional Class
Net assets	$2,150,403,572
Shares outstanding	224,399,014
Net asset value per share	$9.58
Institutional 2 Class
Net assets	$644,830,103
Shares outstanding	67,320,882
Net asset value per share	$9.58
Institutional 3 Class
Net assets	$301,923,838
Shares outstanding	31,496,152
Net asset value per share	$9.59

(a)	Includes collateral related to options purchased, options contracts written and swap contracts.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Mortgage Opportunities Fund | Annual Report 2022

Statement of Operations
Year Ended May 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$17,464,624
Dividends — affiliated issuers	441,500
Interest	216,658,744
Interfund lending	46
Total income	234,564,914
Expenses:
Management services fees	26,779,541
Distribution and/or service fees
Class A	841,869
Class C	827,057
Transfer agent fees
Class A	315,237
Advisor Class	381,497
Class C	77,243
Institutional Class	2,222,499
Institutional 2 Class	383,681
Institutional 3 Class	21,424
Compensation of board members	63,186
Custodian fees	55,171
Printing and postage fees	232,952
Registration fees	459,424
Audit fees	51,000
Legal fees	47,963
Interest on collateral	43,890
Compensation of chief compliance officer	660
Other	46,019
Total expenses	32,850,313
Expense reduction	(20)
Total net expenses	32,850,293
Net investment income	201,714,621
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(14,749,361)
Investments — affiliated issuers	(47,294)
Futures contracts	(162,390,789)
Options purchased	39,014,375
Options contracts written	(33,847,250)
Swap contracts	12,058,578
Net realized loss	(159,961,741)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(255,801,949)
Investments — affiliated issuers	(9,029)
Forward sale commitments	(7,447,265)
Futures contracts	(910,766)
Options purchased	(48,645,774)
Options contracts written	(45,466,632)
Swap contracts	(32,820,206)
Net change in unrealized appreciation (depreciation)	(391,101,621)
Net realized and unrealized loss	(551,063,362)
Net decrease in net assets resulting from operations	$(349,348,741)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2022	31

Statement of Changes in Net Assets
	Year Ended May 31, 2022	Year Ended May 31, 2021
Operations
Net investment income	$201,714,621	$107,518,017
Net realized gain (loss)	(159,961,741)	50,263,073
Net change in unrealized appreciation (depreciation)	(391,101,621)	248,215,591
Net increase (decrease) in net assets resulting from operations	(349,348,741)	405,996,681
Distributions to shareholders
Net investment income and net realized gains
Class A	(15,264,078)	(7,571,546)
Advisor Class	(18,693,751)	(13,189,471)
Class C	(3,049,711)	(2,478,953)
Institutional Class	(111,364,858)	(63,411,891)
Institutional 2 Class	(31,642,312)	(22,697,693)
Institutional 3 Class	(18,896,928)	(21,932,800)
Total distributions to shareholders	(198,911,638)	(131,282,354)
Increase in net assets from capital stock activity	476,133,368	2,255,218,897
Total increase (decrease) in net assets	(72,127,011)	2,529,933,224
Net assets at beginning of year	3,981,222,502	1,451,289,278
Net assets at end of year	$3,909,095,491	$3,981,222,502
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Mortgage Opportunities Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2022		May 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	38,999,287	406,944,552	15,195,476	160,736,787
Distributions reinvested	1,480,236	15,255,621	729,495	7,568,938
Redemptions	(15,320,599)	(157,908,941)	(8,258,662)	(87,508,287)
Net increase	25,158,924	264,291,232	7,666,309	80,797,438
Advisor Class
Subscriptions	22,674,673	237,290,697	30,656,403	325,371,899
Distributions reinvested	1,802,248	18,671,922	1,267,105	13,189,471
Redemptions	(29,584,615)	(304,569,303)	(8,471,914)	(87,435,830)
Net increase (decrease)	(5,107,694)	(48,606,684)	23,451,594	251,125,540
Class C
Subscriptions	2,816,093	29,802,151	3,022,756	32,245,438
Distributions reinvested	292,117	3,022,837	238,354	2,466,682
Redemptions	(1,762,205)	(18,009,594)	(971,766)	(10,053,331)
Net increase	1,346,005	14,815,394	2,289,344	24,658,789
Institutional Class
Subscriptions	167,893,736	1,751,722,439	135,688,924	1,443,219,131
Distributions reinvested	10,682,012	110,463,436	6,074,719	63,149,523
Redemptions	(138,750,909)	(1,410,271,854)	(37,662,698)	(388,954,563)
Net increase	39,824,839	451,914,021	104,100,945	1,117,414,091
Institutional 2 Class
Subscriptions	39,473,192	410,487,335	60,126,587	639,644,471
Distributions reinvested	3,061,126	31,617,889	2,168,433	22,588,185
Redemptions	(48,368,850)	(502,357,562)	(10,901,913)	(114,357,757)
Net increase (decrease)	(5,834,532)	(60,252,338)	51,393,107	547,874,899
Institutional 3 Class
Subscriptions	13,714,243	145,223,510	30,740,014	321,099,734
Distributions reinvested	1,803,629	18,771,991	2,112,099	21,932,649
Redemptions	(29,443,098)	(310,023,758)	(10,512,792)	(109,684,243)
Net increase (decrease)	(13,925,226)	(146,028,257)	22,339,321	233,348,140
Total net increase	41,462,316	476,133,368	211,240,620	2,255,218,897
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2022	33

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2022	$10.87	0.48	(1.30)	(0.82)	(0.40)	(0.06)	(0.46)
Year Ended 5/31/2021	$9.35	0.47	1.66	2.13	(0.43)	(0.18)	(0.61)
Year Ended 5/31/2020	$10.19	0.40	(0.85)	(0.45)	(0.31)	(0.08)	(0.39)
Year Ended 5/31/2019	$9.93	0.44	0.25	0.69	(0.40)	(0.03)	(0.43)
Year Ended 5/31/2018	$10.12	0.49	0.04	0.53	(0.38)	(0.34)	(0.72)
Advisor Class
Year Ended 5/31/2022	$10.86	0.49	(1.28)	(0.79)	(0.43)	(0.06)	(0.49)
Year Ended 5/31/2021	$9.35	0.50	1.65	2.15	(0.46)	(0.18)	(0.64)
Year Ended 5/31/2020	$10.18	0.42	(0.83)	(0.41)	(0.34)	(0.08)	(0.42)
Year Ended 5/31/2019	$9.92	0.47	0.24	0.71	(0.42)	(0.03)	(0.45)
Year Ended 5/31/2018	$10.11	0.54	0.01	0.55	(0.40)	(0.34)	(0.74)
Class C
Year Ended 5/31/2022	$10.87	0.39	(1.30)	(0.91)	(0.32)	(0.06)	(0.38)
Year Ended 5/31/2021	$9.35	0.40	1.65	2.05	(0.35)	(0.18)	(0.53)
Year Ended 5/31/2020	$10.19	0.32	(0.84)	(0.52)	(0.24)	(0.08)	(0.32)
Year Ended 5/31/2019	$9.93	0.37	0.24	0.61	(0.32)	(0.03)	(0.35)
Year Ended 5/31/2018	$10.12	0.44	0.01	0.45	(0.30)	(0.34)	(0.64)
Institutional Class
Year Ended 5/31/2022	$10.86	0.49	(1.28)	(0.79)	(0.43)	(0.06)	(0.49)
Year Ended 5/31/2021	$9.35	0.50	1.65	2.15	(0.46)	(0.18)	(0.64)
Year Ended 5/31/2020	$10.19	0.42	(0.84)	(0.42)	(0.34)	(0.08)	(0.42)
Year Ended 5/31/2019	$9.93	0.47	0.24	0.71	(0.42)	(0.03)	(0.45)
Year Ended 5/31/2018	$10.12	0.53	0.02	0.55	(0.40)	(0.34)	(0.74)
Institutional 2 Class
Year Ended 5/31/2022	$10.86	0.50	(1.29)	(0.79)	(0.43)	(0.06)	(0.49)
Year Ended 5/31/2021	$9.35	0.50	1.65	2.15	(0.46)	(0.18)	(0.64)
Year Ended 5/31/2020	$10.18	0.42	(0.83)	(0.41)	(0.34)	(0.08)	(0.42)
Year Ended 5/31/2019	$9.92	0.47	0.25	0.72	(0.43)	(0.03)	(0.46)
Year Ended 5/31/2018	$10.11	0.52	0.03	0.55	(0.40)	(0.34)	(0.74)
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Mortgage Opportunities Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2022	$9.59	(7.79%)	0.99%(c)	0.99%(c),(d)	4.58%	340%	$409,868
Year Ended 5/31/2021	$10.87	23.28%	1.01%(c)	1.00%(c),(d)	4.56%	496%	$191,161
Year Ended 5/31/2020	$9.35	(4.54%)	1.04%(c),(e)	1.01%(c),(e)	3.97%	819%	$92,796
Year Ended 5/31/2019	$10.19	7.12%	1.08%(c)	1.01%(c)	4.41%	528%	$123,926
Year Ended 5/31/2018	$9.93	5.53%	1.12%	1.00%	5.12%	716%	$70,299
Advisor Class
Year Ended 5/31/2022	$9.58	(7.56%)	0.74%(c)	0.74%(c),(d)	4.65%	340%	$325,742
Year Ended 5/31/2021	$10.86	23.48%	0.76%(c)	0.75%(c),(d)	4.79%	496%	$424,803
Year Ended 5/31/2020	$9.35	(4.20%)	0.78%(c),(e)	0.76%(c),(e)	4.20%	819%	$146,447
Year Ended 5/31/2019	$10.18	7.39%	0.84%(c)	0.76%(c)	4.69%	528%	$196,808
Year Ended 5/31/2018	$9.92	5.79%	0.86%	0.75%	5.52%	716%	$29,201
Class C
Year Ended 5/31/2022	$9.58	(8.57%)	1.74%(c)	1.74%(c),(d)	3.70%	340%	$76,327
Year Ended 5/31/2021	$10.87	22.37%	1.76%(c)	1.75%(c),(d)	3.82%	496%	$71,915
Year Ended 5/31/2020	$9.35	(5.26%)	1.79%(c),(e)	1.76%(c),(e)	3.26%	819%	$40,482
Year Ended 5/31/2019	$10.19	6.32%	1.84%(c)	1.76%(c)	3.69%	528%	$32,543
Year Ended 5/31/2018	$9.93	4.74%	1.85%	1.75%	4.44%	716%	$5,842
Institutional Class
Year Ended 5/31/2022	$9.58	(7.56%)	0.74%(c)	0.74%(c),(d)	4.72%	340%	$2,150,404
Year Ended 5/31/2021	$10.86	23.48%	0.76%(c)	0.75%(c),(d)	4.80%	496%	$2,005,278
Year Ended 5/31/2020	$9.35	(4.29%)	0.78%(c),(e)	0.76%(c),(e)	4.23%	819%	$752,376
Year Ended 5/31/2019	$10.19	7.38%	0.84%(c)	0.76%(c)	4.71%	528%	$694,646
Year Ended 5/31/2018	$9.93	5.80%	0.85%	0.75%	5.44%	716%	$64,054
Institutional 2 Class
Year Ended 5/31/2022	$9.58	(7.52%)	0.70%(c)	0.70%(c)	4.76%	340%	$644,830
Year Ended 5/31/2021	$10.86	23.53%	0.72%(c)	0.71%(c)	4.82%	496%	$794,473
Year Ended 5/31/2020	$9.35	(4.15%)	0.74%(c),(e)	0.71%(c),(e)	4.26%	819%	$203,390
Year Ended 5/31/2019	$10.18	7.45%	0.77%(c)	0.70%(c)	4.70%	528%	$150,092
Year Ended 5/31/2018	$9.92	5.84%	0.83%	0.71%	5.44%	716%	$47,960
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2022	35

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2022	$10.87	0.49	(1.27)	(0.78)	(0.44)	(0.06)	(0.50)
Year Ended 5/31/2021	$9.35	0.51	1.66	2.17	(0.47)	(0.18)	(0.65)
Year Ended 5/31/2020	$10.19	0.43	(0.84)	(0.41)	(0.35)	(0.08)	(0.43)
Year Ended 5/31/2019	$9.93	0.47	0.25	0.72	(0.43)	(0.03)	(0.46)
Year Ended 5/31/2018	$10.12	0.55	0.01	0.56	(0.41)	(0.34)	(0.75)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2022	5/31/2021	5/31/2020	5/31/2019
Class A	less than 0.01%	less than 0.01%	0.01%	0.01%
Advisor Class	less than 0.01%	less than 0.01%	0.01%	0.01%
Class C	less than 0.01%	less than 0.01%	0.01%	0.01%
Institutional Class	less than 0.01%	less than 0.01%	0.01%	0.01%
Institutional 2 Class	less than 0.01%	less than 0.01%	0.01%	0.01%
Institutional 3 Class	less than 0.01%	less than 0.01%	0.01%	0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Mortgage Opportunities Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2022	$9.59	(7.47%)	0.65%(c)	0.65%(c)	4.65%	340%	$301,924
Year Ended 5/31/2021	$10.87	23.71%	0.67%(c)	0.66%(c)	4.92%	496%	$493,593
Year Ended 5/31/2020	$9.35	(4.20%)	0.69%(c),(e)	0.66%(c),(e)	4.36%	819%	$215,799
Year Ended 5/31/2019	$10.19	7.49%	0.72%(c)	0.65%(c)	4.71%	528%	$205,730
Year Ended 5/31/2018	$9.93	5.90%	0.75%	0.65%	5.55%	716%	$189,672
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2022	37

Notes to Financial Statements
May 31, 2022
Note 1. Organization
Columbia Mortgage Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
38	Columbia Mortgage Opportunities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Mortgage Opportunities Fund | Annual Report 2022	39

Notes to Financial Statements  (continued)
May 31, 2022
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates and to hedge the fair value of the Fund’s investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
40	Columbia Mortgage Opportunities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
May 31, 2022
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
42	Columbia Mortgage Opportunities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings. These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2022:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	11,109,315*
Credit risk	Upfront payments on swap contracts	334,162
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	3,311,949*
Interest rate risk	Investments, at value — Options purchased	30,960,135
Total		45,715,561

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	28,371,605*
Credit risk	Upfront receipts on swap contracts	73,672,932
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	5,100,937*
Interest rate risk	Options contracts written, at value	68,420,174
Total		175,565,648

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
May 31, 2022
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	27,777,640	27,777,640
Interest rate risk	(162,390,789)	(33,847,250)	39,014,375	(15,719,062)	(172,942,726)
Total	(162,390,789)	(33,847,250)	39,014,375	12,058,578	(145,165,086)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(36,106,104)	(36,106,104)
Interest rate risk	(910,766)	(45,466,632)	(48,645,774)	3,285,898	(91,737,274)
Total	(910,766)	(45,466,632)	(48,645,774)	(32,820,206)	(127,843,378)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,229,608,914
Futures contracts — short	634,501,391
Credit default swap contracts — buy protection	43,562,500
Credit default swap contracts — sell protection	602,625,000

Derivative instrument	Average value ($)*
Options contracts — purchased	21,209,086
Options contracts — written	(33,394,740)

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Interest rate swap contracts	18,396	(1,803,938)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2022.
**	Based on the ending daily outstanding amounts for the year ended May 31, 2022.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
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Notes to Financial Statements  (continued)
May 31, 2022
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Forward sale commitments
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date are used to satisfy the commitment.
Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to
Columbia Mortgage Opportunities Fund | Annual Report 2022	45

Notes to Financial Statements  (continued)
May 31, 2022
receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2022:
	Citi ($)(a)	Citi ($)(a)	Goldman Sachs International ($)	JPMorgan ($)(a)	JPMorgan ($)(a)	Morgan Stanley ($)	Total ($)
Assets
Options purchased calls	6,690,300	-	-	4,952,310	-	11,185,135	22,827,745
Options purchased puts	-	-	-	-	-	8,132,390	8,132,390
OTC credit default swap contracts (b)	-	2,543,580	-	-	503,960	8,395,937	11,443,477
Total assets	6,690,300	2,543,580	-	4,952,310	503,960	27,713,462	42,403,612
Liabilities
Options contracts written	63,861,262	-	-	-	-	4,558,912	68,420,174
OTC credit default swap contracts (b)	-	24,290,665	7,635,400	-	3,290,568	66,827,904	102,044,537
Total liabilities	63,861,262	24,290,665	7,635,400	-	3,290,568	71,386,816	170,464,711
Total financial and derivative net assets	(57,170,962)	(21,747,085)	(7,635,400)	4,952,310	(2,786,608)	(43,673,354)	(128,061,099)
Total collateral received (pledged) (c)	(50,086,470)	(21,747,085)	(7,635,400)	-	(2,786,608)	(43,673,354)	(125,928,917)
Net amount (d)	(7,084,492)	-	-	4,952,310	-	-	(2,132,182)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
46	Columbia Mortgage Opportunities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.650% to 0.535% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2022 was 0.621% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Columbia Mortgage Opportunities Fund | Annual Report 2022	47

Notes to Financial Statements  (continued)
May 31, 2022
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $369,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2022, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
48	Columbia Mortgage Opportunities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	355,704
Class C	—	1.00(b)	14,950

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through September 30, 2022
Class A	1.00%
Advisor Class	0.75
Class C	1.75
Institutional Class	0.75
Institutional 2 Class	0.71
Institutional 3 Class	0.66
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2022, these differences were primarily due to differing treatment for trustees’ deferred compensation, derivative investments, tax straddles, capital loss carryforward, swap investments, principal and/or interest of fixed income securities, distribution reclassifications and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Columbia Mortgage Opportunities Fund | Annual Report 2022	49

Notes to Financial Statements  (continued)
May 31, 2022
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(17,021,937)	17,021,937	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2022			Year Ended May 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
198,911,638	—	198,911,638	129,012,354	2,270,000	131,282,354
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
17,683,066	—	(157,308,692)	(269,999,146)
At May 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
4,622,248,202	47,901,173	(317,900,319)	(269,999,146)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(41,513,836)	(115,794,856)	(157,308,692)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $16,343,601,845 and $16,474,601,089, respectively, for the year ended May 31, 2022, of which $14,328,253,903 and $14,264,907,243, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
50	Columbia Mortgage Opportunities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	480,000	0.69	5
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended May 31, 2022.
Columbia Mortgage Opportunities Fund | Annual Report 2022	51

Notes to Financial Statements  (continued)
May 31, 2022
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings are continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a
52	Columbia Mortgage Opportunities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
“synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Markets are slowly developing in response to the elimination of LIBOR. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become more settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR), which the U.S. Federal Reserve is promoting as the alternative reference rate to U.S. dollar LIBOR.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
Columbia Mortgage Opportunities Fund | Annual Report 2022	53

Notes to Financial Statements  (continued)
May 31, 2022
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At May 31, 2022, four unaffiliated shareholders of record owned 49.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 18.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
54	Columbia Mortgage Opportunities Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Mortgage Opportunities Fund | Annual Report 2022	55

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Mortgage Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mortgage Opportunities Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
56	Columbia Mortgage Opportunities Fund | Annual Report 2022

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Columbia Mortgage Opportunities Fund | Annual Report 2022	57

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
58	Columbia Mortgage Opportunities Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Mortgage Opportunities Fund | Annual Report 2022	59

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
60	Columbia Mortgage Opportunities Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
Columbia Mortgage Opportunities Fund | Annual Report 2022	61

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
62	Columbia Mortgage Opportunities Fund | Annual Report 2022

Liquidity Risk Management Program  (continued)
(Unaudited)
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Mortgage Opportunities Fund | Annual Report 2022	63

Columbia Mortgage Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN251_05_M01_(07/22)

Annual Report
May 31, 2022
Columbia Commodity Strategy Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Commodity Strategy Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Commodity Strategy Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with total return.
Portfolio management
Marc Khalamayzer, CFA
Commodity Strategies Co-Portfolio Manager
Managed Fund since 2019
Matthew Ferrelli, CFA
Commodity Strategies Co-Portfolio Manager
Managed Fund since 2019
Ronald Stahl, CFA
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since 2021
Gregory Liechty
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since 2021
John D. Dempsey, CFA
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since 2021
Average annual total returns (%) (for the period ended May 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A*	Excluding sales charges	06/18/12	47.23	11.56	0.67
	Including sales charges		38.78	10.24	0.07
Advisor Class*		03/19/13	47.57	11.85	0.90
Class C*	Excluding sales charges	06/18/12	46.14	10.75	-0.09
	Including sales charges		45.14	10.75	-0.09
Institutional Class*		06/18/12	47.60	11.89	0.91
Institutional 2 Class*		01/08/14	47.79	11.96	0.95
Institutional 3 Class*		10/01/14	47.94	12.13	1.01
Class R*		06/18/12	46.82	11.31	0.42
Bloomberg Commodity Index Total Return			41.85	10.85	0.86
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility.  Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s Class T shares for the period from May 31, 2012 through June 17, 2012, and of the Fund’s Class A shares for the period from June 18, 2012 through the inception date of such class (in each case, without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such share class, where applicable). Class T shares were offered prior to the Fund’s Class A shares but have since been merged into the Fund’s Class A shares. Share classes with expenses that are higher than Class T and/or Class A shares will have performance that is lower than Class T and/or Class A shares (without sales charges). Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Commodity Index Total Return is a total return index based on the Bloomberg Commodity Index, which is a broadly diversified index composed of futures contracts on physical commodities that allows investors to track commodity futures through a single, simple measure.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Commodity Strategy Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2012 — May 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2022)
Asset-Backed Securities — Non-Agency	14.7
Commercial Mortgage-Backed Securities - Non-Agency	1.3
Corporate Bonds & Notes	21.7
Foreign Government Obligations	0.4
Money Market Funds	58.2
Residential Mortgage-Backed Securities - Non-Agency	2.8
U.S. Government & Agency Obligations	0.4
U.S. Treasury Obligations	0.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
At period end, the Fund held an investment in an Affiliated Money Market Fund, which has been segregated to cover obligations relating to the Fund’s investments in open commodities contracts which provide exposure to the commodities market. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.
Commodities market exposure (%) (at May 31, 2022)
Commodities contracts(a)	Long	Short	Net
Agriculture	27.5	—	27.5
Energy	41.0	—	41.0
Industrial Metals	12.0	—	12.0
Livestock	5.6	—	5.6
Precious Metals	13.9	—	13.9
Total notional market value of commodities contracts	100.0	—	100.0
(a) Reflects notional market value of commodities contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities contract are shown in the Consolidated Portfolio of Investments. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.

4	Columbia Commodity Strategy Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At May 31, 2022, approximately 57.29% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended May 31, 2022, Class A shares of Columbia Commodity Strategy Fund returned 47.23% excluding sales charges. The Fund outperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned 41.85% over the same period. The Fund accesses commodities markets via listed futures, using these commodities futures to position the Fund relative to the benchmark and to provide shareholders with total return.
In prior years, the Fund has only invested in money market funds, short-term securities and derivatives to seek its investment objective. These securities were not included in the calculation of the Fund’s portfolio turnover. During the annual period, the Fund also began investing in fixed-income securities, which are included in the calculation of portfolio turnover. As a result, the Fund’s portfolio turnover increased significantly when compared to the previous year.
Market overview
A broad-based commodities market rally that began in the first half of 2021 continued through the second half of the year and into the first half of 2022. Inflation remained the main theme for the reporting period as what was once thought a transitory issue following the COVID-19 pandemic had become more persistent. The development of additional COVID-19 variants exacerbated supply chain disruptions and supply deficits that had started in 2020. As global demand continued to build while economies reopened, a lack of supply further contributed to the extensive surge in commodity prices.
The world was shocked with increased geopolitical tension in the beginning of 2022 as Russia invaded Ukraine in February. Several world leaders expressed their displeasure with Russia’s decision and pledged their support to assist Ukraine and its citizens during Russia’s invasion. Because both countries are significant contributors to the world’s agricultural commodity supply, the conflict between the two countries created severe pressure on already tight global grain stocks. Prior to the invasion, it had been our belief that late 2022 or early 2023 was a realistic target for when commodity markets might start to balance supply and demand. Following the invasion of Ukraine, our view is that 2024 or 2025 is now a more realistic target.
The energy sector was the top performing commodity sector during the period as concerns about the supply of natural gas and oil drove prices up. Investors are paying close attention to upcoming OPEC meetings to see whether the committee will increase production to try and combat record high oil prices. As we approach growing season, disruptions in supply in the agriculture sector led to strong annual returns across almost all products, particularly Kansas wheat, wheat, and soybean oil. Soft commodities and industrial metals also performed well during the year. Softs were led primarily by returns from cotton and coffee. Nickel was the top performing metal in the category. Nickel received a lot of press in early 2022 as the London Metal Exchange shut down trading of nickel for over a week due to a surge in the price.
The Fund’s notable contributors during the period
•	The Fund’s overweight, relative to the benchmark, in energy, grains, and softs contributed positively to performance.
•	Within energy, unleaded gas, natural gas, and gasoil were the largest contributing subsectors.
•	Security selection within grains, specifically in corn and soybean meal, led to positive outperformance against the benchmark.
•	Within metals, nickel was the largest contributing subsector.
•	Strong security selection in gold also contributed positively to performance.
The Fund’s notable detractors during the period
•	Within energy, brent crude oil was the only detractor for the Fund as security selection within that subsector detracted from performance against the benchmark.
Columbia Commodity Strategy Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Aluminum was the largest detractor between industrial and precious metals based on sector positioning within that space.
•	The Fund was overweight coffee in the softs sector which detracted from overall performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Commodity Strategy Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2021 — May 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,402.50	1,019.35	6.71	5.64	1.12
Advisor Class	1,000.00	1,000.00	1,404.30	1,020.54	5.27	4.43	0.88
Class C	1,000.00	1,000.00	1,397.00	1,015.61	11.18	9.40	1.87
Institutional Class	1,000.00	1,000.00	1,404.60	1,020.64	5.16	4.33	0.86
Institutional 2 Class	1,000.00	1,000.00	1,405.50	1,021.09	4.62	3.88	0.77
Institutional 3 Class	1,000.00	1,000.00	1,405.50	1,021.44	4.20	3.53	0.70
Class R	1,000.00	1,000.00	1,400.70	1,018.15	8.14	6.84	1.36
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Commodity Strategy Fund | Annual Report 2022	7

Consolidated Portfolio of Investments
May 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 13.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACC Trust(a)
Series 2021-1 Class A
11/20/2023	0.740%	34,629	34,582
Series 2022-1 Class A
09/20/2024	1.190%	303,286	300,808
Affirm Asset Securitization Trust(a)
Subordinated Series 2021-A Class B
08/15/2025	1.060%	1,750,000	1,703,366
American Credit Acceptance Receivables Trust(a)
Series 2019-4 Class D
12/12/2025	2.970%	2,730,000	2,721,626
Subordinated Series 2020-3 Class B
08/13/2024	1.150%	2,003	2,002
AmeriCredit Automobile Receivables Trust
Series 2021-2 Class A2
11/18/2024	0.260%	288,036	286,635
Amur Equipment Finance Receivables IX LLC(a)
Series 2021-1A Class A2
11/20/2026	0.750%	482,345	470,034
Carmax Auto Owner Trust
Series 2019-2 Class A4
12/16/2024	2.770%	1,584,000	1,584,969
Credit Acceptance Auto Loan Trust(a)
Series 2019-3A Class A
11/15/2028	2.380%	2,013,815	2,014,235
Series 2020-1A Class A
02/15/2029	2.010%	2,678,936	2,675,151
Dell Equipment Finance Trust(a)
Subordinated Series 2020-1 Class B
04/24/2023	2.980%	2,225,000	2,227,959
DLLST LLC(a)
Series 2022-1A Class A1
05/22/2023	1.560%	3,192,265	3,186,273
Drive Auto Receivables Trust
Subordinated Series 2021-1 Class C
06/15/2027	1.020%	5,000,000	4,919,657
DT Auto Owner Trust(a)
Series 2019-3A Class D
04/15/2025	2.960%	1,610,000	1,605,936
Series 2020-2A Class B
03/16/2026	2.080%	535,507	535,545
Series 2022-1A Class A
04/15/2026	1.580%	2,752,185	2,730,317
FHF Trust(a)
Series 2021-1A Class A
03/15/2027	1.270%	674,312	652,549
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-2A Class A
12/15/2026	0.830%	885,988	856,196
Flagship Credit Auto Trust(a)
Series 2021-1 Class A
06/16/2025	0.310%	1,499,303	1,486,913
FREED ABS Trust(a)
Series 2021-3FP Class A
11/20/2028	0.620%	1,243,066	1,238,654
JPMorgan Chase Bank NA(a)
Subordinated Series 2021-2 Class C
12/26/2028	0.969%	2,945,367	2,859,703
Lendbuzz Securitization Trust(a)
Series 2021-1A Class A
06/15/2026	1.460%	341,124	333,063
LendingPoint Asset Securitization Trust(a)
Series 2020-REV1 Class A
10/15/2028	2.731%	3,000,000	2,958,871
Series 2021-A Class A
12/15/2028	1.000%	879,656	873,297
Series 2021-B Class A
02/15/2029	1.110%	1,027,025	1,010,595
Series 2022-A Class A
06/15/2029	1.680%	1,076,383	1,065,756
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	285,974	278,777
Marlette Funding Trust(a)
Series 2020-2A Class B
09/16/2030	1.830%	583,359	582,532
Subordinated Series 2019-4A Class B
12/17/2029	2.950%	1,127,598	1,127,923
MMAF Equipment Finance LLC(a)
Series 2017-B Class A4
11/15/2024	2.410%	572,545	572,899
Octane Receivables Trust(a)
Series 2022-1A Class A1
05/22/2023	1.550%	4,300,000	4,295,433
Oscar US Funding XIII LLC(a)
Series 2021-2A Class A2
08/12/2024	0.390%	1,404,580	1,389,034
Pagaya AI Debt Selection Trust(a)
Series 2021-1 Class A
11/15/2027	1.180%	1,637,601	1,611,864
Series 2021-5 Class A
08/15/2029	1.530%	394,064	383,585
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Commodity Strategy Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pawnee Equipment Receivables LLC(a)
Series 2019-1 Class A2
10/15/2024	2.290%	469,795	469,525
Santander Drive Auto Receivables Trust
Series 2022-2 Class A2
10/15/2026	2.120%	1,450,000	1,445,331
Subordinated Series 2019-2 Class D
07/15/2025	3.220%	540,000	540,369
SCF Equipment Leasing LLC(a)
Series 2021-1A Class A2
08/20/2026	0.420%	514,613	511,203
Theorem Funding Trust(a)
Series 2021-1A Class A
12/15/2027	1.210%	469,870	462,384
United Auto Credit Securitization Trust(a)
Series 2022-1 Class A
07/10/2024	1.110%	565,670	562,563
Upstart Pass-Through Trust(a)
Series 2021-ST6 Class A
08/20/2027	1.850%	320,171	306,689
Upstart Securitization Trust(a)
Series 2020-3 Class A
11/20/2030	1.702%	186,498	185,862
Series 2021-3 Class A
07/20/2031	0.830%	1,482,470	1,448,006
US Auto Funding(a)
Series 2021-1A Class A
07/15/2024	0.790%	106,809	106,230
World Omni Auto Receivables Trust
Series 2021-A Class A3
01/15/2026	0.300%	1,775,000	1,735,145
Total Asset-Backed Securities — Non-Agency (Cost $59,033,636)			58,350,046

Commercial Mortgage-Backed Securities - Non-Agency 1.2%

Citigroup Commercial Mortgage Trust(a)
Series 2012-GC8 Class AS
09/10/2045	3.683%	3,875,000	3,872,420
Citigroup Commercial Mortgage Trust
Series 2013-GC11 Class AAB
04/10/2046	2.690%	228,756	228,859
WFRBS Commercial Mortgage Trust
Series 2013-C14 Class A5
06/15/2046	3.337%	1,025,000	1,017,646
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $5,210,095)			5,118,925

Corporate Bonds & Notes 19.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.6%
Boeing Co. (The)
02/04/2023	1.167%	868,000	857,290
L3Harris Technologies, Inc.
06/15/2023	3.850%	800,000	807,775
Raytheon Technologies Corp.
03/15/2024	3.200%	800,000	804,196
Total			2,469,261
Automotive 0.3%
Daimler Trucks Finance North America LLC(a),(b)
SOFR + 1.000% 04/05/2024	1.780%	850,000	850,737
Toyota Motor Credit Corp.
06/14/2024	0.500%	700,000	663,990
Total			1,514,727
Banking 7.0%
American Express Co.(b)
3-month USD LIBOR + 0.750% 08/03/2023	2.036%	1,150,000	1,151,742
Australia & New Zealand Banking Group Ltd.(a),(b)
3-month USD LIBOR + 0.580% 11/09/2022	1.951%	900,000	900,977
Bank of America Corp.(b)
3-month USD LIBOR + 0.430% 05/28/2024	1.938%	1,696,000	1,681,754
Bank of Montreal(b)
SOFR + 0.465% 01/10/2025	1.245%	1,100,000	1,087,675
Bank of New York Mellon Corp. (The)(b)
3-month USD LIBOR + 1.050% 10/30/2023	2.289%	1,125,000	1,127,482
Bank of Nova Scotia (The)(b)
SOFR + 0.380% 07/31/2024	1.160%	1,100,000	1,089,102
Canadian Imperial Bank of Commerce(b)
3-month USD LIBOR + 0.660% 09/13/2023	1.463%	825,000	826,326
Citigroup, Inc.(b)
3-month USD LIBOR + 1.100% 05/17/2024	2.544%	1,600,000	1,601,525
Commonwealth Bank of Australia(a),(b)
3-month USD LIBOR + 0.820% 06/04/2024	1.342%	962,000	967,941
Cooperatieve Rabobank UA(b)
3-month USD LIBOR + 0.480% 01/10/2023	1.469%	800,000	800,398

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2022	9

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Discover Bank
02/06/2023	3.350%	800,000	802,939
DNB Bank ASA(a)
12/02/2022	2.150%	900,000	900,802
Goldman Sachs Group, Inc. (The)(b)
3-month USD LIBOR + 1.600% 11/29/2023	3.198%	1,600,000	1,615,404
HSBC Holdings PLC(c)
08/17/2024	0.732%	1,150,000	1,110,538
JPMorgan Chase & Co.(c)
06/01/2024	1.514%	1,650,000	1,627,239
Morgan Stanley(b)
3-month USD LIBOR + 1.220% 05/08/2024	2.591%	1,625,000	1,631,873
National Australia Bank Ltd.(a),(b)
3-month USD LIBOR + 0.410% 12/13/2022	1.213%	865,000	866,542
PNC Bank NA(b)
3-month USD LIBOR + 0.500% 07/27/2022	1.725%	800,000	800,179
Royal Bank of Canada(b)
3-month USD LIBOR + 0.660% 10/05/2023	1.622%	1,113,000	1,115,356
Skandinaviska Enskilda Banken AB(a),(b)
3-month USD LIBOR + 0.320% 09/01/2023	1.900%	850,000	847,679
Svenska Handelsbanken AB(a)
06/30/2023	0.625%	900,000	878,107
Toronto-Dominion Bank (The)(b)
SOFR + 0.910% 03/08/2024	1.690%	1,050,000	1,051,464
Truist Bank(b)
SOFR + 0.200% 01/17/2024	0.980%	1,125,000	1,115,646
UBS AG(a)
02/09/2024	0.450%	1,000,000	956,327
US Bank NA(b)
3-month USD LIBOR + 0.170% 06/02/2023	0.666%	1,038,000	1,038,000
Wells Fargo & Co.(b)
3-month USD LIBOR + 1.230% 10/31/2023	2.469%	1,600,000	1,603,655
Westpac Banking Corp.(b)
3-month USD LIBOR + 0.770% 02/26/2024	2.301%	1,025,000	1,027,064
Total			30,223,736
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.4%
Charter Communications Operating LLC/Capital(b)
3-month USD LIBOR + 1.650% 02/01/2024	2.936%	800,000	811,563
Comcast Corp.(b)
3-month USD LIBOR + 0.630% 04/15/2024	1.674%	875,000	878,351
Total			1,689,914
Chemicals 0.1%
DuPont de Nemours, Inc.(b)
3-month USD LIBOR + 1.110% 11/15/2023	2.521%	650,000	654,805
Construction Machinery 0.4%
Caterpillar Financial Services Corp.
03/01/2023	0.250%	950,000	937,290
John Deere Capital Corp.(b)
3-month USD LIBOR + 0.550% 06/07/2023	1.133%	760,000	762,473
Total			1,699,763
Diversified Manufacturing 0.6%
General Electric Co.
10/09/2022	2.700%	970,000	971,635
Honeywell International, Inc.(b)
3-month USD LIBOR + 0.370% 08/08/2022	1.741%	640,000	639,985
Siemens Financieringsmaatschappij NV(a)
03/11/2023	0.400%	950,000	935,973
Total			2,547,593
Electric 1.6%
American Electric Power Co., Inc.
12/15/2022	2.950%	825,000	826,542
Consumers Energy Co.
08/15/2023	3.375%	850,000	855,204
DTE Energy Co.
11/01/2022	2.250%	800,000	799,355
Duke Energy Corp.(b)
SOFR + 0.250% 06/10/2023	1.030%	832,000	826,578
Eversource Energy(b)
SOFR + 0.250% 08/15/2023	1.030%	850,000	847,358
Mississippi Power Co.(b)
SOFR + 0.300% 06/28/2024	1.080%	700,000	682,783

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Commodity Strategy Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NextEra Energy Capital Holdings, Inc.(b)
SOFR + 1.020% 03/21/2024	1.800%	675,000	673,613
PPL Electric Utilities Corp.(b)
SOFR + 0.330% 06/24/2024	1.110%	850,000	843,792
Public Service Enterprise Group, Inc.
11/08/2023	0.841%	611,000	590,846
Total			6,946,071
Food and Beverage 0.6%
Campbell Soup Co.
03/15/2023	3.650%	800,000	805,651
ConAgra Foods, Inc.
01/25/2023	3.200%	800,000	802,771
Mondelez International, Inc.
03/17/2024	2.125%	399,000	393,081
Tyson Foods, Inc.
09/28/2023	3.900%	800,000	809,593
Total			2,811,096
Health Care 0.7%
Becton Dickinson and Co.
06/06/2024	3.363%	800,000	802,370
Cigna Corp.(b)
3-month USD LIBOR + 0.890% 07/15/2023	1.934%	650,000	651,777
CVS Health Corp.
12/01/2022	2.750%	850,000	851,479
Thermo Fisher Scientific, Inc.(b)
SOFR + 0.350% 04/18/2023	1.130%	950,000	947,594
Total			3,253,220
Healthcare Insurance 0.4%
Anthem, Inc.
12/01/2022	2.950%	850,000	852,094
UnitedHealth Group, Inc.
07/15/2022	3.350%	700,000	701,659
Total			1,553,753
Independent Energy 0.2%
Pioneer Natural Resources Co.
05/15/2023	0.550%	700,000	685,351
Integrated Energy 0.5%
BP Capital Markets PLC
11/06/2022	2.500%	650,000	651,383
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chevron USA, Inc.(b)
3-month USD LIBOR + 0.200% 08/11/2023	1.599%	700,000	698,148
Shell International Finance BV(b)
3-month USD LIBOR + 0.400% 11/13/2023	1.822%	1,000,000	1,002,787
Total			2,352,318
Life Insurance 0.7%
Metropolitan Life Global Funding I(a)
09/27/2024	0.700%	715,000	674,167
New York Life Global Funding(a),(b)
SOFR + 0.220% 02/02/2023	1.000%	560,000	559,007
Pricoa Global Funding I(a)
09/21/2022	2.450%	875,000	876,263
Principal Life Global Funding II(a)
01/08/2024	0.500%	900,000	863,253
Total			2,972,690
Media and Entertainment 0.3%
Magallanes, Inc.(a),(b)
SOFR + 1.780% 03/15/2024	2.560%	780,000	785,507
Walt Disney Co. (The)(b)
3-month USD LIBOR + 0.390% 09/01/2022	1.970%	600,000	600,185
Total			1,385,692
Midstream 1.1%
Enbridge, Inc.
02/16/2024	2.150%	611,000	600,118
Energy Transfer Partners LP
02/01/2023	3.600%	1,100,000	1,101,976
Enterprise Products Operating LLC
02/15/2024	3.900%	700,000	708,338
Kinder Morgan, Inc.
01/15/2023	3.150%	675,000	677,387
Plains All American Pipeline LP/Finance Corp.
10/15/2023	3.850%	775,000	778,272
Southern Natural Gas Co. LLC(a)
04/28/2023	0.625%	425,000	414,990
Williams Companies, Inc. (The)
11/15/2023	4.500%	706,000	717,288
Total			4,998,369

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2022	11

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 1.0%
AbbVie, Inc.(b)
3-month USD LIBOR + 0.650% 11/21/2022	2.155%	800,000	800,445
Amgen, Inc.
08/19/2023	2.250%	140,000	139,626
05/22/2024	3.625%	817,000	826,725
AstraZeneca PLC
05/26/2023	0.300%	900,000	884,050
Bristol-Myers Squibb Co.
11/13/2023	0.537%	800,000	778,956
Roche Holdings, Inc.(a),(b)
SOFR + 0.330% 09/11/2023	1.110%	800,000	800,282
Total			4,230,084
Property & Casualty 0.4%
Chubb INA Holdings, Inc.
03/13/2023	2.700%	850,000	852,001
Loews Corp.
05/15/2023	2.625%	850,000	850,773
Total			1,702,774
Railroads 0.4%
CSX Corp.
08/01/2024	3.400%	766,000	770,458
Union Pacific Corp.
01/15/2023	2.950%	768,000	769,492
Total			1,539,950
Technology 1.5%
Broadcom Corp./Cayman Finance Ltd.
01/15/2024	3.625%	800,000	805,094
Fidelity National Information Services, Inc.
03/01/2023	0.375%	875,000	859,615
International Business Machines Corp.
02/12/2024	3.625%	707,000	717,122
Microchip Technology, Inc.
02/15/2024	0.972%	800,000	767,199
NXP BV/Funding LLC
03/01/2024	4.875%	750,000	763,855
Oracle Corp.
09/15/2023	2.400%	850,000	843,899
QUALCOMM, Inc.(b)
3-month USD LIBOR + 0.730% 01/30/2023	1.969%	965,000	966,448
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RELX Capital, Inc.
03/16/2023	3.500%	800,000	802,186
Total			6,525,418
Transportation Services 0.2%
ERAC U.S.A. Finance LLC(a)
11/01/2023	2.700%	850,000	844,248
Wireless 0.2%
American Tower Corp.
01/31/2023	3.500%	860,000	865,253
Wirelines 0.6%
AT&T, Inc.(b)
3-month USD LIBOR + 1.180% 06/12/2024	1.983%	1,250,000	1,257,753
Verizon Communications, Inc.(b)
SOFR + 0.500% 03/22/2024	1.280%	1,200,000	1,194,734
Total			2,452,487
Total Corporate Bonds & Notes (Cost $86,758,108)			85,918,573

Foreign Government Obligations(d) 0.4%

Canada 0.4%
Province of Ontario
01/24/2023	1.750%	840,000	838,940
Province of Quebec
02/13/2023	2.625%	828,000	831,301
Total			1,670,241
Total Foreign Government Obligations (Cost $1,680,605)			1,670,241

Residential Mortgage-Backed Securities - Non-Agency 2.6%

Bellemeade Re Ltd.(a),(b)
CMO Series 2020-3A Class M1B
1-month USD LIBOR + 2.850% Floor 2.850% 10/25/2030	3.856%	1,660,046	1,661,888
CMO Series 2021-3A Class M1A
30-day Average SOFR + 1.000% Floor 1.000% 09/25/2031	1.585%	1,350,000	1,339,644
CFMT LLC(a),(e)
CMO Series 2021-EBO1 Class A
11/25/2050	0.985%	616,041	604,798

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Commodity Strategy Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2022-R02 Class 2M1
30-day Average SOFR + 1.200% 01/25/2042	1.785%	2,593,270	2,570,065
CMO Series 2022-R05 Class 2M1
30-day Average SOFR + 1.900% 04/25/2042	2.485%	776,108	772,859
Pretium Mortgage Credit Partners LLC(a),(e)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	625,051	588,530
Towd Point Mortgage Trust(a),(e)
CMO Series 2021-SJ2 Class A1A
12/25/2061	2.250%	1,156,554	1,130,358
VCAT LLC(a),(e)
CMO Series 2021-NPL4 Class A1
08/25/2051	1.868%	1,739,579	1,651,670
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	935,287	890,062
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $11,487,116)			11,209,874

U.S. Government & Agency Obligations 0.4%

Federal Farm Credit Banks Funding Corp.(b)
SOFR + 0.060% 12/27/2023	0.840%	425,000	425,554
SOFR + 0.040% 02/09/2024	0.820%	1,300,000	1,299,919
Total U.S. Government & Agency Obligations (Cost $1,725,000)			1,725,473

U.S. Treasury Obligations 0.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
10/31/2022	1.875%	1,725,000	1,727,561
Total U.S. Treasury Obligations (Cost $1,728,743)			1,727,561

Money Market Funds 53.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.852%(f),(g)	230,639,439	230,547,183
Total Money Market Funds (Cost $230,548,418)		230,547,183
Total Investments in Securities (Cost: $398,171,721)		396,267,876
Other Assets & Liabilities, Net		37,491,682
Net Assets		433,759,558

At May 31, 2022, securities and/or cash totaling $41,045,456 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	65	07/2022	USD	7,317,700	646,303	—
Brent Crude	60	09/2022	USD	6,460,200	1,124,639	—
Brent Crude	125	11/2022	USD	12,981,250	985,790	—
Brent Crude	65	01/2023	USD	6,543,550	336,515	—
Cocoa	37	09/2022	USD	930,550	15,303	—
Coffee	8	07/2022	USD	693,750	62,407	—
Coffee	17	09/2022	USD	1,475,494	29,031	—
Coffee	5	09/2022	USD	433,969	—	(24,879)
Coffee	44	12/2022	USD	3,808,200	98,011	—
Coffee	22	03/2023	USD	1,889,250	150,562	—
Copper	21	07/2022	USD	2,255,400	43,279	—
Copper	35	09/2022	USD	3,766,438	—	(140,094)
Copper	1	12/2022	USD	107,838	1,122	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2022	13

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Copper	68	12/2022	USD	7,332,950	—	(645,805)
Copper	34	03/2023	USD	3,670,725	93,453	—
Corn	99	07/2022	USD	3,729,825	188,470	—
Corn	76	07/2022	USD	2,863,300	—	(118,462)
Corn	137	09/2022	USD	4,966,250	630,349	—
Corn	141	12/2022	USD	5,016,075	96,583	—
Corn	138	12/2022	USD	4,909,350	—	(51,359)
Corn	139	03/2023	USD	4,979,675	—	(108,859)
Cotton	58	07/2022	USD	4,030,420	119,953	—
Cotton	39	07/2022	USD	2,710,110	—	(69,537)
Cotton	62	12/2022	USD	3,795,950	287,524	—
Cotton	21	03/2023	USD	1,240,785	—	(16,704)
Feeder Cattle	5	08/2022	USD	412,813	—	(16,383)
Gas Oil	77	07/2022	USD	9,232,300	1,365,111	—
Gas Oil	26	09/2022	USD	2,943,850	900,359	—
Gas Oil	27	11/2022	USD	2,897,100	512,838	—
Gas Oil	59	01/2023	USD	5,930,975	630,472	—
Gold 100 oz.	41	08/2022	USD	7,578,440	9,671	—
Gold 100 oz.	8	08/2022	USD	1,478,720	—	(86,045)
Gold 100 oz.	174	12/2022	USD	32,451,000	—	(1,322,919)
Gold 100 oz.	35	02/2023	USD	6,561,100	3,046	—
Gold 100 oz.	23	02/2023	USD	4,311,580	—	(57,351)
Lead	26	07/2022	USD	1,419,340	39,811	—
Lean Hogs	178	07/2022	USD	7,689,600	415,541	—
Lean Hogs	45	10/2022	USD	1,674,900	—	(49,703)
Lean Hogs	96	12/2022	USD	3,332,160	—	(49,078)
Lean Hogs	46	02/2023	USD	1,665,200	44,456	—
Live Cattle	60	08/2022	USD	3,129,000	—	(155,567)
Live Cattle	43	10/2022	USD	2,341,780	—	(138,461)
Live Cattle	83	12/2022	USD	4,724,360	—	(216,454)
Live Cattle	40	02/2023	USD	2,360,400	—	(80,516)
Natural Gas	200	06/2022	USD	16,290,000	2,943,617	—
Natural Gas	156	08/2022	USD	12,631,320	3,205,573	—
Natural Gas	156	10/2022	USD	12,654,720	2,648,069	—
Natural Gas	298	12/2022	USD	24,623,740	1,550,642	—
Natural Gas	10	12/2022	USD	826,300	—	(9,783)
Nickel	3	07/2022	USD	510,714	16,704	—
Nickel	15	09/2022	USD	2,557,890	299,527	—
Nickel	15	11/2022	USD	2,562,930	—	(303,815)
Nickel	31	01/2023	USD	5,304,162	—	(334,158)
NY Harbor ULSD Heat Oil	22	06/2022	USD	3,635,940	486,711	—
NY Harbor ULSD Heat Oil	14	08/2022	USD	2,221,464	612,639	—
NY Harbor ULSD Heat Oil	14	10/2022	USD	2,130,148	365,769	—
NY Harbor ULSD Heat Oil	31	12/2022	USD	4,495,546	409,425	—
Primary Aluminum	22	07/2022	USD	1,525,700	—	(169,596)
Primary Aluminum	41	09/2022	USD	2,860,775	—	(360,637)
Primary Aluminum	41	11/2022	USD	2,870,000	—	(425,504)
Primary Aluminum	82	01/2023	USD	5,740,000	—	(439,498)
RBOB Gasoline	71	06/2022	USD	11,678,108	824,867	—
RBOB Gasoline	17	08/2022	USD	2,550,051	653,520	—
RBOB Gasoline	19	10/2022	USD	2,495,984	343,891	—
RBOB Gasoline	41	12/2022	USD	4,955,399	269,205	—
Silver	25	07/2022	USD	2,711,000	—	(181,887)
Silver	30	09/2022	USD	3,267,150	—	(236,171)
Silver	60	12/2022	USD	6,584,700	—	(1,012,595)
Silver	29	03/2023	USD	3,211,460	17,752	—
Silver	1	03/2023	USD	110,740	—	(1,063)
Soybean	62	07/2022	USD	5,218,075	46,507	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Commodity Strategy Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Soybean	130	11/2022	USD	9,811,750	298,751	—
Soybean	130	01/2023	USD	9,842,625	188,419	—
Soybean Meal	44	07/2022	USD	1,825,120	41,958	—
Soybean Meal	73	07/2022	USD	3,028,040	—	(30,178)
Soybean Meal	124	12/2022	USD	4,984,800	—	(152,654)
Soybean Meal	25	01/2023	USD	1,000,250	26,081	—
Soybean Meal	99	01/2023	USD	3,960,990	—	(70,502)
Soybean Oil	36	07/2022	USD	1,683,072	—	(41,158)
Soybean Oil	132	12/2022	USD	5,917,824	689,299	—
Soybean Oil	133	01/2023	USD	5,934,726	258,089	—
Sugar #11	75	06/2022	USD	1,629,600	106,688	—
Sugar #11	81	09/2022	USD	1,775,390	83,366	—
Sugar #11	14	09/2022	USD	306,858	—	(7,377)
Sugar #11	199	02/2023	USD	4,428,626	89,226	—
Sugar #11	84	02/2023	USD	1,869,370	—	(34,444)
Wheat	48	07/2022	USD	2,797,200	134,669	—
Wheat	25	07/2022	USD	1,359,375	18,940	—
Wheat	9	07/2022	USD	489,375	—	(8,025)
Wheat	3	07/2022	USD	174,825	—	(10,108)
Wheat	31	09/2022	USD	1,816,600	415,395	—
Wheat	96	12/2022	USD	5,313,600	274,532	—
Wheat	56	12/2022	USD	3,306,800	203,168	—
Wheat	6	12/2022	USD	354,300	—	(12,473)
Wheat	13	12/2022	USD	719,550	—	(24,330)
Wheat	10	03/2023	USD	556,000	3,707	—
Wheat	31	03/2023	USD	1,834,038	—	(36,058)
Wheat	44	03/2023	USD	2,446,400	—	(55,568)
White Sugar #5	55	09/2022	USD	3,018,125	736,267	—
WTI Crude	122	06/2022	USD	13,989,740	965,941	—
WTI Crude	73	08/2022	USD	7,949,700	1,681,178	—
WTI Crude	76	10/2022	USD	7,872,840	640,769	—
WTI Crude	160	12/2022	USD	15,913,600	995,152	—
Zinc	74	07/2022	USD	7,258,475	—	(131,622)
Zinc	24	09/2022	USD	2,349,000	147,875	—
Zinc	24	11/2022	USD	2,333,700	—	(158,888)
Zinc	49	01/2023	USD	4,700,938	19,364	—
Total					31,543,851	(7,596,268)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
SOFR	Fixed rate of 2.541%	Receives Annually, Pays Annually	Morgan Stanley	04/28/2024	USD	18,500,000	(16,439)	—	—	—	(16,439)
SOFR	Fixed rate of 2.657%	Receives Annually, Pays Annually	Morgan Stanley	04/29/2025	USD	2,500,000	(8,516)	—	—	—	(8,516)
Total							(24,955)	—	—	—	(24,955)

Reference index and values for swap contracts as of period end
Reference index		Reference rate
SOFR	Secured Overnight Financing Rate	0.780%
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2022	15

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Notes to Consolidated Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2022, the total value of these securities amounted to $76,843,036, which represents 17.72% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of May 31, 2022.
(c)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of May 31, 2022.
(d)	Principal and interest may not be guaranteed by a governmental entity.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of May 31, 2022.
(f)	The rate shown is the seven-day current annualized yield at May 31, 2022.
(g)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.852%
	373,842,072	1,242,118,244	(1,385,411,898)	(1,235)	230,547,183	(55,892)	287,970	230,639,439
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Commodity Strategy Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	58,350,046	—	58,350,046
Commercial Mortgage-Backed Securities - Non-Agency	—	5,118,925	—	5,118,925
Corporate Bonds & Notes	—	85,918,573	—	85,918,573
Foreign Government Obligations	—	1,670,241	—	1,670,241
Residential Mortgage-Backed Securities - Non-Agency	—	11,209,874	—	11,209,874
U.S. Government & Agency Obligations	—	1,725,473	—	1,725,473
U.S. Treasury Obligations	1,727,561	—	—	1,727,561
Money Market Funds	230,547,183	—	—	230,547,183
Total Investments in Securities	232,274,744	163,993,132	—	396,267,876
Investments in Derivatives
Asset
Futures Contracts	31,543,851	—	—	31,543,851
Liability
Futures Contracts	(7,596,268)	—	—	(7,596,268)
Swap Contracts	—	(24,955)	—	(24,955)
Total	256,222,327	163,968,177	—	420,190,504
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2022	17

Consolidated Statement of Assets and Liabilities
May 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $167,623,303)	$165,720,693
Affiliated issuers (cost $230,548,418)	230,547,183
Cash	15,833,143
Margin deposits on:
Futures contracts	40,743,667
Swap contracts	301,789
Receivable for:
Investments sold	94,363
Capital shares sold	805,053
Dividends	92,087
Interest	431,854
Foreign tax reclaims	485
Variation margin for futures contracts	1,053,054
Variation margin for swap contracts	23,329
Prepaid expenses	6,581
Total assets	455,653,281
Liabilities
Payable for:
Investments purchased	301,810
Capital shares purchased	10,187,011
Variation margin for futures contracts	11,274,094
Management services fees	31,158
Distribution and/or service fees	1,645
Transfer agent fees	22,923
Compensation of board members	50,087
Other expenses	24,995
Total liabilities	21,893,723
Net assets applicable to outstanding capital stock	$433,759,558
Represented by
Paid in capital	436,278,926
Total distributable earnings (loss)	(2,519,368)
Total - representing net assets applicable to outstanding capital stock	$433,759,558
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Commodity Strategy Fund | Annual Report 2022

Consolidated Statement of Assets and Liabilities  (continued)
May 31, 2022
Class A
Net assets	$32,304,222
Shares outstanding	1,475,016
Net asset value per share	$21.90
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$23.24
Advisor Class
Net assets	$27,640,555
Shares outstanding	1,216,984
Net asset value per share	$22.71
Class C
Net assets	$5,737,509
Shares outstanding	285,559
Net asset value per share	$20.09
Institutional Class
Net assets	$96,857,647
Shares outstanding	4,310,754
Net asset value per share	$22.47
Institutional 2 Class
Net assets	$17,431,189
Shares outstanding	760,662
Net asset value per share	$22.92
Institutional 3 Class
Net assets	$251,322,710
Shares outstanding	10,857,151
Net asset value per share	$23.15
Class R
Net assets	$2,465,726
Shares outstanding	115,695
Net asset value per share	$21.31
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2022	19

Consolidated Statement of Operations
Year Ended May 31, 2022
Net investment income
Income:
Dividends — affiliated issuers	$287,970
Interest	1,455,259
Total income	1,743,229
Expenses:
Management services fees	2,732,246
Distribution and/or service fees
Class A	26,861
Class C	22,111
Class R	5,967
Transfer agent fees
Class A	16,257
Advisor Class	10,326
Class C	3,409
Institutional Class	42,180
Institutional 2 Class	6,065
Institutional 3 Class	19,860
Class R	1,844
Compensation of board members	18,267
Custodian fees	14,325
Printing and postage fees	14,260
Registration fees	121,187
Audit fees	43,700
Legal fees	14,174
Interest on collateral	58,398
Compensation of chief compliance officer	74
Other	18,949
Total expenses	3,190,460
Net investment loss	(1,447,231)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,156,762)
Investments — affiliated issuers	(55,892)
Futures contracts	195,354,771
Swap contracts	(7)
Net realized gain	194,142,110
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,902,610)
Investments — affiliated issuers	(1,235)
Futures contracts	(5,570,596)
Swap contracts	(24,955)
Net change in unrealized appreciation (depreciation)	(7,499,396)
Net realized and unrealized gain	186,642,714
Net increase in net assets resulting from operations	$185,195,483
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Columbia Commodity Strategy Fund | Annual Report 2022

Consolidated Statement of Changes in Net Assets
	Year Ended May 31, 2022	Year Ended May 31, 2021
Operations
Net investment loss	$(1,447,231)	$(2,139,936)
Net realized gain	194,142,110	109,006,632
Net change in unrealized appreciation (depreciation)	(7,499,396)	28,558,358
Net increase in net assets resulting from operations	185,195,483	135,425,054
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,367,093)	(1,631)
Advisor Class	(907,105)	(5,787)
Class C	(526,987)	(39)
Institutional Class	(3,725,492)	(697)
Institutional 2 Class	(2,514,889)	(21,019)
Institutional 3 Class	(123,791,658)	(511,960)
Class R	(244,620)	(426)
Total distributions to shareholders	(133,077,844)	(541,559)
Increase (decrease) in net assets from capital stock activity	(45,107,803)	110,191,082
Total increase in net assets	7,009,836	245,074,577
Net assets at beginning of year	426,749,722	181,675,145
Net assets at end of year	$433,759,558	$426,749,722
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2022	21

Consolidated Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2022		May 31, 2021
	Shares	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,912,684	37,475,133	76,049	1,382,699
Distributions reinvested	86,880	1,356,192	97	1,597
Redemptions	(656,974)	(13,269,279)	(35,455)	(597,242)
Net increase	1,342,590	25,562,046	40,691	787,054
Advisor Class
Subscriptions	1,152,473	25,273,477	145,990	2,369,574
Distributions reinvested	53,518	865,391	344	5,787
Redemptions	(155,727)	(3,403,112)	(1,399,979)	(23,347,200)
Net increase (decrease)	1,050,264	22,735,756	(1,253,645)	(20,971,839)
Class C
Subscriptions	239,505	4,580,503	34,072	655,194
Distributions reinvested	36,641	526,525	3	38
Redemptions	(26,158)	(499,293)	(4,199)	(79,609)
Net increase	249,988	4,607,735	29,876	575,623
Institutional Class
Subscriptions	4,641,966	91,175,164	67,819	1,234,329
Distributions reinvested	232,754	3,724,071	41	692
Redemptions	(629,517)	(13,227,370)	(6,974)	(123,212)
Net increase	4,245,203	81,671,865	60,886	1,111,809
Institutional 2 Class
Subscriptions	456,720	9,921,132	946,693	15,457,398
Distributions reinvested	154,164	2,514,419	1,241	21,017
Redemptions	(754,802)	(15,768,236)	(47,309)	(923,206)
Net increase (decrease)	(143,918)	(3,332,685)	900,625	14,555,209
Institutional 3 Class
Subscriptions	33,008,655	694,995,472	19,921,707	326,614,590
Distributions reinvested	7,516,160	123,791,160	30,045	511,958
Redemptions	(48,212,582)	(996,632,284)	(12,417,639)	(213,096,022)
Net increase (decrease)	(7,687,767)	(177,845,652)	7,534,113	114,030,526
Class R
Subscriptions	81,715	1,583,080	11,773	225,194
Distributions reinvested	16,054	244,173	26	425
Redemptions	(16,937)	(334,121)	(7,151)	(122,919)
Net increase	80,832	1,493,132	4,648	102,700
Total net increase (decrease)	(862,808)	(45,107,803)	7,317,194	110,191,082

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Columbia Commodity Strategy Fund | Annual Report 2022

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Columbia Commodity Strategy Fund | Annual Report 2022	23

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A(c)
Year Ended 5/31/2022	$20.69	(0.12)	7.43	7.31	(6.10)	(6.10)
Year Ended 5/31/2021	$13.99	(0.18)	6.90	6.72	(0.02)	(0.02)
Year Ended 5/31/2020	$16.67	0.12	(2.64)	(2.52)	(0.16)	(0.16)
Year Ended 5/31/2019	$23.03	0.24	(3.60)	(3.36)	(3.00)	(3.00)
Year Ended 5/31/2018	$20.95	0.04	2.04	2.08	—	—
Advisor Class(c)
Year Ended 5/31/2022	$21.22	(0.08)	7.70	7.62	(6.13)	(6.13)
Year Ended 5/31/2021	$14.32	(0.11)	7.03	6.92	(0.02)	(0.02)
Year Ended 5/31/2020	$17.05	0.16	(2.69)	(2.53)	(0.20)	(0.20)
Year Ended 5/31/2019	$23.49	0.28	(3.64)	(3.36)	(3.08)	(3.08)
Year Ended 5/31/2018	$21.32	0.12	2.09	2.21	(0.04)	(0.04)
Class C(c)
Year Ended 5/31/2022	$19.53	(0.26)	6.86	6.60	(6.04)	(6.04)
Year Ended 5/31/2021	$13.30	(0.30)	6.54	6.24	(0.01)	(0.01)
Year Ended 5/31/2020	$15.84	(0.00)(f)	(2.54)	(2.54)	(0.00)(f)	(0.00)(f)
Year Ended 5/31/2019	$22.03	0.08	(3.43)	(3.35)	(2.84)	(2.84)
Year Ended 5/31/2018	$20.17	(0.12)	1.98	1.86	—	—
Institutional Class(c)
Year Ended 5/31/2022	$21.05	(0.05)	7.59	7.54	(6.12)	(6.12)
Year Ended 5/31/2021	$14.20	(0.15)	7.02	6.87	(0.02)	(0.02)
Year Ended 5/31/2020	$16.91	0.20	(2.71)	(2.51)	(0.20)	(0.20)
Year Ended 5/31/2019	$23.32	0.28	(3.61)	(3.33)	(3.08)	(3.08)
Year Ended 5/31/2018	$21.18	0.12	2.06	2.18	(0.04)	(0.04)
Institutional 2 Class(c)
Year Ended 5/31/2022	$21.34	(0.07)	7.78	7.71	(6.13)	(6.13)
Year Ended 5/31/2021	$14.40	(0.12)	7.08	6.96	(0.02)	(0.02)
Year Ended 5/31/2020	$17.14	0.24	(2.78)	(2.54)	(0.20)	(0.20)
Year Ended 5/31/2019	$23.59	0.32	(3.69)	(3.37)	(3.08)	(3.08)
Year Ended 5/31/2018	$21.41	0.12	2.10	2.22	(0.04)	(0.04)
Institutional 3 Class(c)
Year Ended 5/31/2022	$21.48	(0.07)	7.88	7.81	(6.14)	(6.14)
Year Ended 5/31/2021	$14.48	(0.11)	7.14	7.03	(0.03)	(0.03)
Year Ended 5/31/2020	$17.20	0.20	(2.72)	(2.52)	(0.20)	(0.20)
Year Ended 5/31/2019	$23.66	0.32	(3.66)	(3.34)	(3.12)	(3.12)
Year Ended 5/31/2018	$21.46	0.16	2.08	2.24	(0.04)	(0.04)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Columbia Commodity Strategy Fund | Annual Report 2022

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Year Ended 5/31/2022	$21.90	47.23%	1.12%(d)	1.12%(d)	(0.57%)	329%	$32,304
Year Ended 5/31/2021	$20.69	47.95%	1.14%(d)	1.14%(d),(e)	(1.03%)	0%	$2,739
Year Ended 5/31/2020	$13.99	(15.35%)	1.14%	1.14%(e)	0.63%	0%	$1,283
Year Ended 5/31/2019	$16.67	(14.76%)	1.11%	1.11%(e)	1.18%	0%	$1,775
Year Ended 5/31/2018	$23.03	9.92%	1.08%	1.08%(e)	0.22%	0%	$2,148
Advisor Class(c)
Year Ended 5/31/2022	$22.71	47.57%	0.89%(d)	0.89%(d)	(0.36%)	329%	$27,641
Year Ended 5/31/2021	$21.22	48.38%	0.85%(d)	0.85%(d),(e)	(0.71%)	0%	$3,537
Year Ended 5/31/2020	$14.32	(15.05%)	0.89%	0.89%(e)	0.86%	0%	$20,335
Year Ended 5/31/2019	$17.05	(14.62%)	0.86%	0.86%(e)	1.44%	0%	$23,533
Year Ended 5/31/2018	$23.49	10.24%	0.83%	0.83%(e)	0.48%	0%	$21,601
Class C(c)
Year Ended 5/31/2022	$20.09	46.14%	1.88%(d)	1.88%(d)	(1.36%)	329%	$5,738
Year Ended 5/31/2021	$19.53	47.13%	1.87%(d)	1.87%(d),(e)	(1.78%)	0%	$695
Year Ended 5/31/2020	$13.30	(16.08%)	1.89%	1.89%(e)	(0.11%)	0%	$76
Year Ended 5/31/2019	$15.84	(15.53%)	1.86%	1.86%(e)	0.41%	0%	$124
Year Ended 5/31/2018	$22.03	9.33%	1.82%	1.82%(e)	(0.57%)	0%	$224
Institutional Class(c)
Year Ended 5/31/2022	$22.47	47.60%	0.86%(d)	0.86%(d)	(0.26%)	329%	$96,858
Year Ended 5/31/2021	$21.05	48.45%	0.90%(d)	0.90%(d),(e)	(0.82%)	0%	$1,380
Year Ended 5/31/2020	$14.20	(15.15%)	0.86%	0.86%(e)	1.07%	0%	$66
Year Ended 5/31/2019	$16.91	(14.51%)	0.84%	0.84%(e)	1.35%	0%	$771
Year Ended 5/31/2018	$23.32	10.32%	0.83%	0.83%(e)	0.52%	0%	$4,485
Institutional 2 Class(c)
Year Ended 5/31/2022	$22.92	47.79%	0.77%(d)	0.77%(d)	(0.34%)	329%	$17,431
Year Ended 5/31/2021	$21.34	48.41%	0.77%(d)	0.77%(d)	(0.68%)	0%	$19,305
Year Ended 5/31/2020	$14.40	(14.90%)	0.76%	0.76%	1.32%	0%	$57
Year Ended 5/31/2019	$17.14	(14.64%)	0.78%	0.78%	1.52%	0%	$1,404
Year Ended 5/31/2018	$23.59	10.43%	0.75%	0.75%	0.56%	0%	$1,331
Institutional 3 Class(c)
Year Ended 5/31/2022	$23.15	47.94%	0.70%(d)	0.70%(d)	(0.32%)	329%	$251,323
Year Ended 5/31/2021	$21.48	48.57%	0.71%(d)	0.71%(d)	(0.61%)	0%	$398,386
Year Ended 5/31/2020	$14.48	(14.77%)	0.70%	0.70%	1.20%	0%	$159,442
Year Ended 5/31/2019	$17.20	(14.34%)	0.70%	0.70%	1.56%	0%	$320,251
Year Ended 5/31/2018	$23.66	10.44%	0.69%	0.69%	0.64%	0%	$581,920
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2022	25

Consolidated Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class R(c)
Year Ended 5/31/2022	$20.32	(0.18)	7.25	7.07	(6.08)	(6.08)
Year Ended 5/31/2021	$13.77	(0.21)	6.77	6.56	(0.01)	(0.01)
Year Ended 5/31/2020	$16.40	0.04	(2.55)	(2.51)	(0.12)	(0.12)
Year Ended 5/31/2019	$22.70	0.20	(3.54)	(3.34)	(2.96)	(2.96)
Year Ended 5/31/2018	$20.69	0.00(f)	2.01	2.01	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2022	5/31/2021
Class A	0.01%	0.02%
Advisor Class	0.01%	less than 0.01%
Class C	0.01%	0.05%
Institutional Class	0.01%	0.02%
Institutional 2 Class	0.01%	0.02%
Institutional 3 Class	0.01%	0.01%
Class R	0.01%	0.01%

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Rounds to zero.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Columbia Commodity Strategy Fund | Annual Report 2022

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R(c)
Year Ended 5/31/2022	$21.31	46.82%	1.37%(d)	1.37%(d)	(0.89%)	329%	$2,466
Year Ended 5/31/2021	$20.32	47.81%	1.38%(d)	1.38%(d),(e)	(1.27%)	0%	$708
Year Ended 5/31/2020	$13.77	(15.59%)	1.39%	1.39%(e)	0.38%	0%	$416
Year Ended 5/31/2019	$16.40	(15.08%)	1.36%	1.36%(e)	0.97%	0%	$590
Year Ended 5/31/2018	$22.70	9.86%	1.34%	1.34%(e)	0.07%	0%	$391
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2022	27

Notes to Consolidated Financial Statements
May 31, 2022
Note 1. Organization
Columbia Commodity Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Consolidated Statement of Changes in Net Assets and per share data in the Consolidated Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Basis for consolidation
CCFS Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At May 31, 2022, the Subsidiary financial statement information is as follows:
CCSF Offshore Fund, Ltd.
% of consolidated fund net assets	15.29%
Net assets	$66,328,147
Net investment income (loss)	(570,748)
Net realized gain (loss)	194,526,613
Net change in unrealized appreciation (depreciation)	(5,570,596)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Consolidated Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
28	Columbia Commodity Strategy Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Columbia Commodity Strategy Fund | Annual Report 2022	29

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
30	Columbia Commodity Strategy Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to the commodities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Columbia Commodity Strategy Fund | Annual Report 2022	31

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings.  These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2022:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	31,543,851*

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	24,955*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	7,596,268*
Total		7,621,223

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
32	Columbia Commodity Strategy Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended May 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	194,526,581	—	194,526,581
Interest rate risk	828,190	(7)	828,183
Total	195,354,771	(7)	195,354,764

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	(5,570,596)	—	(5,570,596)
Interest rate risk	—	(24,955)	(24,955)
Total	(5,570,596)	(24,955)	(5,595,551)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	472,329,058
Futures contracts — short	12,306,582

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Interest rate swap contracts	2,236	(1,471)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2022.
**	Based on the ending daily outstanding amounts for the year ended May 31, 2022.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2022:
Morgan Stanley ($)
Assets
Centrally cleared interest rate swap contracts (a)	23,329
Total financial and derivative net assets	23,329
Total collateral received (pledged) (b)	-
Net amount (c)	23,329

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Columbia Commodity Strategy Fund | Annual Report 2022	33

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Consolidated Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
34	Columbia Commodity Strategy Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2022 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of May 31, 2022, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Consolidated Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Commodity Strategy Fund | Annual Report 2022	35

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.16
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2022, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $34,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2022, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	136,768
Class C	—	1.00(b)	482

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
36	Columbia Commodity Strategy Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Class A	1.29%	1.22%
Advisor Class	1.04	0.97
Class C	2.04	1.97
Institutional Class	1.04	0.97
Institutional 2 Class	0.91	0.88
Institutional 3 Class	0.87	0.82
Class R	1.54	1.47
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, tax straddles, principal and/or interest of fixed income securities, capital loss carryforward, swap investments and investments in commodity subsidiaries. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(5,741,754)	(1,302,381)	7,044,135
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
Columbia Commodity Strategy Fund | Annual Report 2022	37

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2022			Year Ended May 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
133,077,844	—	133,077,844	541,559	—	541,559
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
193,014,980	—	(944,216)	(155,906,620)
At May 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
618,477,688	—	(155,906,620)	(155,906,620)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(944,216)	—	(944,216)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $681,611,332 and $511,558,814, respectively, for the year ended May 31, 2022, of which $75,231,148 and $71,764,926, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
38	Columbia Commodity Strategy Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended May 31, 2022.
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Columbia Commodity Strategy Fund | Annual Report 2022	39

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
40	Columbia Commodity Strategy Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At May 31, 2022, one unaffiliated shareholder of record owned 17.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 58.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
Columbia Commodity Strategy Fund | Annual Report 2022	41

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
42	Columbia Commodity Strategy Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Commodity Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Commodity Strategy Fund and its subsidiary (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2022, the related consolidated statement of operations for the year ended May 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the consolidated financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Commodity Strategy Fund | Annual Report 2022	43

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
44	Columbia Commodity Strategy Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Columbia Commodity Strategy Fund | Annual Report 2022	45

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
46	Columbia Commodity Strategy Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Commodity Strategy Fund | Annual Report 2022	47

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
48	Columbia Commodity Strategy Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
Columbia Commodity Strategy Fund | Annual Report 2022	49

Liquidity Risk Management Program  (continued)
(Unaudited)
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
50	Columbia Commodity Strategy Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Commodity Strategy Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN129_05_M01_(07/22)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eleven series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2022 and May 31, 2021 are approximately as follows:

20222021

$384,500      $379,400

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2022 and May 31, 2021 are approximately as follows:

20222021

$10,000     $4,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended May 31, 2022 and May 31, 2021, there were no Audit- Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2022 and May 31,

2021 are approximately as follows:

2022	2021
$0	$0

Tax Fees, if any, include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended May 31, 2022 and May 31, 2021, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2022 and May 31, 2021 are approximately as follows:

20222021

$2,500$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31,

2022 and May 31, 2021 are approximately as follows:

20222021

$520,000    $520,000

In fiscal years 2022 and 2021, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2022 and May 31,

2021 are approximately as follows:

20222021

$532,500      $524,200

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust II
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	July 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	July 21, 2022
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	July 21, 2022
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	July 21, 2022